              As Filed With the Securities and Exchange Commission
                                 July 13, 1998


                                                       Registration No. 2-28097
                                                       ------------------------


                      -----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -----------------------------------
                                   FORM N-1A


            Registration Statement Under the Securities Act of 1933
                          Pre-Effective Amendment No.
                       Post-Effective Amendment No. 50 x


                                     and/or
        Registration Statement Under the Investment Company Act of 1940
                               Amendment No. 36 x

                        (Check appropriate box or boxes)

-------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                           (Exact Name of Registrant)

                                   Suite 450
                              3343 Peachtree Road
                             Atlanta, Georgia 30326
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number: (404) 261-1116


                             Catherine R. McClellan
                                   Suite 450
                           3343 Peachtree Road, N.E.
                          Atlanta, Georgia 30326-1022
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


_________immediately upon filing pursuant to paragraph (b)

________ on _____________pursuant to paragraph (b)


X         75 days after filing pursuant to paragraph (a) (2) of Rule 485
--------

          60 days after filing pursuant to paragraph (a)
---------
          on      pursuant to paragraph (a) of Rule 485
---------   -----

                    DECLARATION PURSUANT TO RULE 24f-2(a)(l)

The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed with the Securities and Exchange Commission on March 4, 1998.

                             Cross Reference Sheet

              Form N-lA
              Item
              ----
                                                                                                 Prospectus Caption
                                                                                                 ------------------
                Part A
                    1.    Cover Page....................................        The Enterprise Group of Funds, Inc.
                    2.    Synopsis......................................        Prospectus Summary
                    3.    Condensed Financial Information...............        Condensed Financial Information
                    4.    General  Description of Registrant............        The Enterprise Group of Funds, Inc.
                                                                                General Information - Organization of the
                                                                                Fund
                    5.    Management of the Fund........................        Management of the Fund
                   5A.    Management's Discussion of Fund Performance...        Refer to Annual Report
                   5B.    Management's Discussion of Year 2000                  Management of the Fund
                    6.    Capital Stock and Other Securities............        General Information - Capital Stock
                    7.    Purchase of Securities Being Offered..........        How To Purchase Portfolio Shares
                    8.    Redemption or Repurchase......................        How to Redeem Portfolio Shares
                    9.    Legal Proceedings.............................        Not Applicable


                                                                                Statement of Additional
                Part B                                                          Information Caption
                ------                                                          -------------------

                   10.    Cover Page....................................        Cover Page
                   11.    Table of Contents.............................        Table of Contents
                   12.    General Information and History...............        General Information and History
                   13.    Investment Objectives and Policies............        Investment Objectives and Investment
                                                                                Restrictions
                   14.    Management of the Registrant..................        Management of the Fund
                   15.    Control Persons and Principal of Securities...        Management of the Fund
                   16.    Investment Advisory and Other Services........        Investment Advisory and Other Services
                   17.    Brokerage Allocation and other Practices......        Portfolio Transactions and Brokerage
                   18.    Capital Stock and Other Securities............        Not Applicable
                   19.    Purchase, Redemption and Pricing of Securities
                          Being Offered.................................        Purchase, Redemption and Pricing of Securities
                                                                                Being Offered
                   20.    Tax Status....................................        Not Applicable
                   21.    Underwriters..................................        Purchase, Redemption and Pricing of Securities
                                                                                Being Offered
                   22.    Calculation of Yield Quotations of Money Market
                          Funds.........................................        Performance Comparisons
                   23.    Financial Statements..........................        Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

                                   PROSPECTUS
                                October 1, 1998

                 [Four Color Photograph of Keys on a Key Ring]

                      The Enterprise Group of Funds, Inc.

                               TABLE OF CONTENTS

                  Expense information...........................................

                  Prospectus summary............................................

                  Condensed financial information...............................

                  Investment objectives and policies of the Portfolios..........

                  Certain investment techniques and associated risks............

                  Investment restrictions.......................................

                  How to purchase Portfolio shares..............................

                  Shareholder services..........................................

                  How to exchange shares among the Portfolios...................

                  How to redeem Portfolio shares................................

                  Distributor's Agreement and Plan of Distribution..............

                  Performance comparisons.......................................

                  Management of the Fund........................................

                  Taxes.........................................................

                  Dividends and distribution....................................

                  Brokerage transactions........................................

                  General information...........................................

                  Appendix......................................................

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                             DATED OCTOBER 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 14 separate Funds. Each Fund is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc., selects separate sub-advisers referred to as "Fund Managers" that provide investment advice for the Funds and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund before you invest. Please read this Prospectus and keep it for future reference. You can find more detailed information about the Funds in a Statement of Additional Information ("SAI"), dated October 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this Prospectus (which means that it is legally part of the Prospectus). You can obtain a free copy of the SAI by calling (800) 368-3527 or by writing to the above address. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds.

                                  Equity Funds

                                  Growth Fund
                             Growth and Income Fund
                                  Equity Fund
                               Equity Income Fund
                           Capital Appreciation Fund
                           Small Company Growth Fund
                            Small Company Value Fund
                           International Growth Fund
                         Global Financial Services Fund

                                  Income Funds

                           Government Securities Fund
                              High-Yield Bond Fund
                             Tax-Exempt Income Fund

                                 Flexible Fund

                                  Managed Fund

                               Money Market Fund

                               Money Market Fund

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND FUND INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                                   CAPITAL
                                                   GROWTH AND                              EQUITY INCOME         APPRECIATION
                             GROWTH FUND          INCOME FUND          EQUITY FUND              FUND                 FUND
                          ------------------   ------------------   ------------------   ------------------   ------------------
    CLASS OF SHARES:       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
    ----------------      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)(1).....  4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
Maximum Deferred Sales
 Load...................  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
Exchange Fee............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee..........  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
Other Expenses (net of
 waivers)(4)............  0.23%  0.23%  0.22%  0.30%  0.30%  0.30%  0.40%  0.40%  0.40%  0.30%  0.30%  0.30%  0.45%  0.46%  0.46%
                          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.43%  1.98%  1.97%  1.50%  2.05%  2.05%  1.60%  2.15%  2.15%  1.50%  2.05%  2.05%  1.65%  2.21%  2.21%
                          ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====

EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 20   $ 20   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22
3 Years.................    91     62     62     93     64     64     96     67     67     93     64     64     97     69     69
5 Years.................   122    107    106    125    110    110    130    115    115    125    110    110    133    118    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 70   $ 30   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32
3 Years.................    91    102     62     93    104     64     96    107     67     93    104     64     97    109     69
5 Years.................   122    127    106    125    130    110    130    135    115    125    130    110    133    138    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254


                            SMALL COMPANY
                             GROWTH FUND
                          ------------------
    CLASS OF SHARES:       A      B      C
    ----------------      ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)(1).....  4.75%  none   none
Maximum Deferred Sales
 Load...................  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none
Exchange Fee............  none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee..........  1.00%  1.00%  1.00%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%
Other Expenses (net of
 waivers)(4)............  0.40%  0.40%  0.40%
                          ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.85%  2.40%  2.40%
                          ====   ====   ====
EXAMPLE 1: You would pay
 (a) payment of the maxi
 10-year figures for Cla
1 Year..................  $ 65   $ 24   $ 24
3 Years.................   103     75     75
5 Years.................   143    128    128
10 Years................   254    260    274
EXAMPLE 2: You would pay
 (a) payment of the maxi
 figures for Class B sha
1 Year..................  $ 65   $ 74   $ 34
3 Years.................   103    115     75
5 Years.................   143    148    128
10 Years................   254    260    274

THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

The purpose of this table is to help you understand the various costs and expenses that you will bear directly or indirectly.

(1) Certain purchases of Class A shares of $1 million or more are not subject to front-end sales charges; however, if you redeem the shares within 24 months after the purchase date, you will pay a contingent deferred sales charge ("CDSC") of 1% of the redemption proceeds.

(2) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions, and investment techniques employed.

(3) Includes a service fee of .25% of average net assets for Class B and Class C shares. See "Distributor's Agreement and Plan of Distribution." Long-term shareholders of a 12b-1 Fund may over time pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. Expense information of the Money Market Fund has been restated to reflect the elimination of 12b-1 expense for Classes A, B and C.

(4) Expenses for the Growth Fund do not reflect a reduction for reimbursements of .02% for brokerage credits. As for the Tax-Exempt Income Fund, expense information has been restated to reflect a reduction in the maximum expense to 1.10% for Class A, 1.65% for Class B and 1.65% for Class C. Absent these reimbursements and reductions, expenses would have been higher.

                      THE ENTERPRISE Group of Funds, Inc.

       SMALL COMPANY        INTERNATIONAL       GLOBAL FINANCIAL        GOVERNMENT        HIGH-YIELD BOND         TAX-EXEMPT
         VALUE FUND          GROWTH FUND         SERVICES FUND       SECURITIES FUND            FUND             INCOME FUND
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
     none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
     none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
     none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
     0.75%  0.75%  0.75%  0.85%  0.85%  0.85%  0.85%  0.85%  0.85%  0.60%  0.60%  0.60%  0.60%  0.60%  0.60%  0.50%  0.50%  0.50%
     0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
     0.55%  0.55%  0.55%  0.70%  0.70%  0.70%  0.45%  0.45%  0.45%  0.25%  0.25%  0.25%  0.25%  0.25%  0.25%  0.15%  0.15%  0.15%
     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     1.75%  2.30%  2.30%  2.00%  2.55%  2.55%  1.75%  2.30%  2.30%  1.30%  1.85%  1.85%  1.30%  1.85%  1.85%  1.10%  1.65%  1.65%
     ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====

     $ 64   $ 23   $ 23   $ 67   $ 26   $ 26   $ 64   $ 23   $ 23   $ 60   $ 19   $ 19   $ 60   $ 19   $ 19   $ 58   $ 17   $ 17
      100     72     72    107     79     79    100     72     72     87     58     58     87     58     58     81     52     52
      138    123    123    150    136    136     --     --     --    115    100    100    115    100    100    105     90     90
      244    250    264    269    275    289     --     --     --    197    203    217    197    203    217    175    181    195
     $ 64   $ 73   $ 33   $ 67   $ 76   $ 36   $ 64   $ 73   $ 33   $ 60   $ 69   $ 29   $ 60   $ 69   $ 29   $ 58   $ 67   $ 27
      100    112     72    107    119     79    100    112     72     87     98     58     87     98     58     81     92     52
      138    143    123    150    156    136     --     --     --    115    120    100    115    120    100    105    110     90
      244    250    264    269    275    289     --     --     --    197    203    217    197    203    217    175    181    195

                             MONEY MARKET
        MANAGED FUND             FUND
     ------------------   ------------------
      A      B      C      A      B      C
     ----   ----   ----   ----   ----   ----
     4.75%  none   none   none   none   none
     none   5.00%  1.00%  none   5.00%  1.00%
     none   none   none   none   none   none
     none   none   none   none   none   none
     0.75%  0.75%  0.75%  0.35%  0.35%  0.35%
     0.45%  1.00%  1.00%  none   none   none
     0.29%  0.29%  0.31%  0.35%  0.35%  0.35%
     ----   ----   ----   ----   ----   ----
     1.49%  2.04%  2.06%  0.70%  0.70%  0.70%
     ====   ====   ====   ====   ====   ====
     $ 62   $ 21   $ 21   $  7   $  7   $  7
       92     64     65     22     22     22
      125    110    111     39     39     39
      217    223    239     87     87     87
     $ 62   $ 71   $ 31   $  7   $ 57   $ 17
       92    104     65     22     62     22
      125    130    111     39     59     39
      217    223    239     87     87     87

See "Management of the Fund," "Distribution Plans," and "Brokerage Transactions" for further information concerning expenses. For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. For redemption information, please refer to page 45 of the Prospectus.

If your account balance is $1,000 or less, you will be charged a $25 account maintenance fee. This fee does not apply to Automatic Bank Draft Plan, Automatic Investment Plan, Retirement Plan and Savings Plan Accounts.

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Set forth below are the 14 Funds, their Fund Managers and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. (the "Adviser") serves as investment adviser. The Fund consists of common stock divided into 14 Funds consisting of four separate classes for each Fund. Shares are transferable within each class.

          FUND MANAGER                                             INVESTMENT OBJECTIVES
          ------------                                             ---------------------
EQUITY FUNDS
          GROWTH FUND                                Capital appreciation, primarily from investments
            Montag & Caldwell, Inc.                  in common stocks.
            Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME FUND                     Total return in excess of the total return of the
            Retirement System Investors Inc.         Lipper Growth and Income Mutual Funds Average
            New York, New York                       measured over a period of three to five years, by
                                                     investing primarily in a broadly diversified group
                                                     of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY FUND                                Long-term capital appreciation, primarily from
            OpCap Advisors                           investments in securities of companies that are
            New York, New York                       believed by the Fund Manager to be undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME FUND                         A combination of growth and income to achieve an
            1740 Advisers, Inc.                      above- average and consistent total return,
            New York, New York                       primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION FUND                  Maximum capital appreciation, primarily through
            Provident Investment Counsel, Inc.       investment in common stock of companies that
            Pasadena, California                     demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH FUND                  Capital appreciation by investing primarily in
            Pilgrim Baxter & Associates, Ltd.        common stocks of small capitalization companies
            Wayne, Pennsylvania                      believed by the Fund Manager to have an outlook
                                                     for strong earnings growth and potential for
                                                     significant capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE FUND                   Maximum capital appreciation, primarily through
            Gabelli Asset Management Company         investment in the equity securities of companies
            Rye, New York                            that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND                  Capital appreciation, primarily through a
            Brinson Partners, Inc.                   diversified portfolio of non-U.S. equity
            Chicago, Illinois                        securities.
------------------------------------------------------------------------------------------------------------
          GLOBAL FINANCIAL SERVICES FUND             Capital appreciation, primarily through investment
            Sanford C. Bernstein & Co., Inc.         in common stocks of domestic and foreign financial
            New York, New York                       services companies.
------------------------------------------------------------------------------------------------------------
  INCOME FUNDS
          GOVERNMENT SECURITIES FUND                 Current income and safety of principal, primarily
            TCW Funds Management, Inc.               from securities that are obligations of the U.S.
            Los Angeles, California                  Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND FUND                       Maximum current income, primarily from debt
            Caywood-Scholl Capital Management        securities that are rated Ba or lower by Moody's
            San Diego, California                    Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME FUND                     A high level of current income exempt from federal
            MBIA Capital Management Corp.            income tax, with consideration given to
            Armonk, New York                         preservation of principal, primarily from
                                                     investment in a diversified portfolio of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
  FLEXIBLE FUND
          MANAGED FUND                               Growth of capital over time through investment in
            OpCap Advisors                           a portfolio consisting of common stocks, bonds and
            New York, New York                       cash equivalents, the percentages of which will
                                                     vary based on the Fund Manager's assessments of
                                                     relative investment values.
------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
          MONEY MARKET FUND                          The highest possible level of current income
            Enterprise Capital Management, Inc.      consistent with preservation of capital and
            Atlanta, Georgia                         liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Fund are different. In general, investors should consider the following risks: An investment in any of the Funds carries the risk that the net asset value of the Fund shares will fluctuate in response to market conditions. Further, an investment in any of the Income Funds carries the risk that the issuers of securities in the Income Funds may default on the payment of principal and interest. An investment in the High-Yield Bond Fund carries an increased risk that issuers of securities in which the High-Yield Bond Fund invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Funds. In addition, an investment in the High-Yield Bond Fund may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Fund invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Funds carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Fund's investments, an investment in shares of the Money Market Fund is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Fund will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Fund offers four Classes of shares. Shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of three Classes of shares offered by each Fund. Class Y shares for institutional investors are offered pursuant to a separate prospectus. For more complete descriptions of each Class of shares, see "How to Purchase Shares."

CLASS A SHARES:            Class A shares are sold with an initial sales charge
                           of up to 4.75% of the offering price (for all Funds other than Money Market) and are subject to an ongoing distribution fee of 0.45% (no fee for Money
                           Market) of the Fund's average daily net assets. The initial sales charge may be waived or reduced in certain circumstances. Shares purchased pursuant to waiver of the initial sales charge are subject to a CDSC if redeemed within two years of purchase in certain circumstances.

CLASS B SHARES:            Class B shares do not incur an initial sales charge
                           when purchased but are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.75%
                           (no fees for Money Market) of the Fund's average daily net assets, and a CDSC if they are redeemed within six years of purchase. Class B shares automatically convert to Class A shares (which are subject to lower ongoing expenses) approximately eight years after purchase. Class B shares are available only to investors purchasing less than $250,000 in the aggregate.

CLASS C SHARES:            Class C shares are sold at net asset value per share
                           without an initial sales charge but are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.75% (no fees for Money Market) of the fund's average daily net assets. If Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. Class
                           C shares are available only to investors purchasing less than $1,000,000 in the aggregate.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 SHAREHOLDER SERVICES
      Automatic Reinvestment Plan                             Check Writing (Class A Money Market
      Automatic Bank Draft Plan                               Fund Shares Only)
      Investment Plan                                         Bank Purchase and Redemption Plan
      Letter of Intent                                        Systematic Withdrawal Plan
      Right of Accumulation                                   Retirement Plans
                                                              24-Hour Account Information
                             FOR MORE COMPLETE INFORMATION ABOUT THESE PLANS AND SERVICES,
                                              SEE SHAREHOLDER SERVICES OR
                                         CALL THE ENTERPRISE GROUP OF FUNDS AT
                                                     (800) 368-3527

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)
The audited financial highlights which follow are part of the Fund's financial statements and are included in the Fund's Annual Report to Shareholders. The Fund's 1997 Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. The Annual Report to Shareholders may be obtained without charge by calling the Fund at 800-368-3527. The Report contains information about the performance of the Funds.

                                                                    YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------
GROWTH FUND (CLASS A)                       1997        1996        1995       1994       1993      1992(G)     1991
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....  $  13.10    $  10.44    $   7.76    $  8.26    $  7.96    $  8.22    $  6.31
Net Investment Income (Loss)............     (0.07)      (0.04)      (0.03)     (0.02)      0.01      (0.02)      0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................      4.23        3.44        3.13      (0.06)      0.84       0.55       2.57
                                          ----------------------------------------------------------------------------
Total from Investment Operations........      4.16        3.40        3.10      (0.08)      0.85       0.53       2.64
                                          ----------------------------------------------------------------------------
Dividends from Net Investment Income....      0.00        0.00        0.00       0.00       0.01       0.00       0.07
Distributions from Net Realized Capital
 Gains..................................      0.35        0.74        0.42       0.42       0.54       0.79       0.66
                                          ----------------------------------------------------------------------------
Total Distributions.....................      0.35        0.74        0.42       0.42       0.55       0.79       0.73
                                          ----------------------------------------------------------------------------
Net Asset Value, End of Period..........  $  16.91    $  13.10    $  10.44    $  7.76    $  8.26    $  7.96    $  8.22
                                          ----------------------------------------------------------------------------
Total Return(C).........................     31.76%      32.60%      39.99%     (0.99)%    10.59%      6.46%     41.79%
Net Assets End of Period (In
 Thousands).............................  $424,280    $196,752    $122,559    $88,375    $90,902    $84,200    $77,784
Ratio of Expenses to Average Net
 Assets.................................      1.43%(F)     1.53%(F)     1.60%    1.56%      1.60%      1.60%      1.60%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)....................      1.43%(F)     1.53%(F)     1.60%    1.56%      1.61%      1.67%      1.81%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................     (0.55)%     (0.39)%     (0.35)%    (0.30)%     0.10%     (0.30)%     0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)...............................     (0.55)%     (0.39)%     (0.35)%    (0.30)%     0.06%     (0.31)%     0.69%
Portfolio Turnover......................     22.28%      29.90%      45.30%     64.50%    107.90%     61.20%     74.70%
Average Commission Per Share(E).........  $ 0.0509    $ 0.0636

                                             YEAR ENDED DECEMBER 31,
                                          -----------------------------
GROWTH FUND (CLASS A)                      1990       1989       1988
----------------------------------------  -----------------------------
Net Asset Value, Beginning of Period....  $  7.24    $  6.25    $  6.02
Net Investment Income (Loss)............     0.08       0.02       0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................    (0.24)      1.42       0.67
                                          -----------------------------
Total from Investment Operations........    (0.16)      1.44       0.74
                                          -----------------------------
Dividends from Net Investment Income....     0.09       0.02       0.07
Distributions from Net Realized Capital
 Gains..................................     0.68       0.43       0.44
                                          -----------------------------
Total Distributions.....................     0.77       0.45       0.51
                                          -----------------------------
Net Asset Value, End of Period..........  $  6.31    $  7.24    $  6.25
                                          -----------------------------
Total Return(C).........................    (2.26)%    23.05%     12.30%
Net Assets End of Period (In
 Thousands).............................  $52,897    $55,320    $40,363
Ratio of Expenses to Average Net
 Assets.................................     1.60%      2.50%      2.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)....................     1.75%      2.70%      2.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................     1.00%      0.30%      0.80%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)...............................     0.89%      0.10%      0.75%
Portfolio Turnover......................   138.40%     78.30%     67.10%
Average Commission Per Share(E).........

                                                              YEAR ENDED
                                                             DECEMBER 31,         FOR THE PERIOD
                                                         ---------------------     MAY 1 THROUGH
GROWTH FUND (CLASS B)                                      1997         1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  12.97      $ 10.41        $ 8.69
Net Investment Income (Loss)...........................     (0.11)       (0.06)        (0.02)
Net Realized and Unrealized Gains (Losses) on
 Investments...........................................      4.15         3.36          2.16
                                                         -----------------------------------------
Total from Investment Operations.......................      4.04         3.30          2.14
                                                         -----------------------------------------
Dividends from Net Investment Income...................      0.00         0.00          0.00
Distributions from Net Realized Capital Gains..........      0.35         0.74          0.42
                                                         -----------------------------------------
Total Distributions....................................      0.35         0.74          0.42
                                                         -----------------------------------------
Net Asset Value, End of Period.........................  $  16.66      $ 12.97        $10.41
                                                         -----------------------------------------
Total Return(D)........................................     31.15%       31.73%        24.66%(B)
Net Assets End of Period (in thousands)................  $166,932      $36,483        $4,572
Ratio of Expenses to Average Net Assets................      1.98%(F)     2.10%(F)      2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................      1.98%(F)     2.10%(F)      2.15%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     (1.10)%      (0.96)%       (0.82)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................     (1.10)%      (0.96)%       (0.82)%(A)
Portfolio Turnover.....................................     22.28%       29.90%        45.30%(A)
Average Commission Per Share(E)........................  $ 0.0509      $0.0636

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
GROWTH FUND (CLASS C)                                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $ 14.11
Net Investment Income (Loss)................................         (0.06)
Net Realized and Unrealized Gains (Losses) on Investments...          3.15
                                                                   -------
Total from Investment Operations............................          3.09
                                                                   -------
Dividends from Net Investment Income........................          0.00
Distributions from Net Realized Capital Gains...............          0.35
                                                                   -------
Total Distributions.........................................          0.35
                                                                   -------
Net Asset Value, End of Period..............................       $ 16.85
                                                                   -------
Total Return(D).............................................         21.91%(B)
Net Assets End of Period (In Thousands).....................       $26,601
Ratio of Expenses to Average Net Assets.....................          1.97%(F)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          1.97%(F)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (1.10)%(A)
Portfolio Turnover..........................................         22.28%(A)
Average Commission Per Share(E).............................       $0.0509

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchase and sale of equity investments on which commissions are charged during the period.
F Effective September 1, 1995, ratio includes expenses paid indirectly.
G Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS A)                             DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 25.71             $ 25.05
Net Investment Income (Loss)...............................          0.01                0.00
Net Realized and Unrealized Gain (Loss) on Investments.....          0.04                0.66
                                                             --------------------------------------
Total from Investment Operations...........................          0.05                0.66
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.11                0.00
Distributions from Net Realized Capital Gains..............          0.46                0.00
                                                             --------------------------------------
Total Distributions........................................          0.57                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 25.19             $ 25.71
                                                             --------------------------------------
Total Return(C)............................................          0.20%(B)            2.63%(B)
Net Assets End of Period (In Thousands)....................       $ 4,032             $ 1,109
Ratio of Expenses to Average Net Assets....................          1.50%(A)            1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.11%(A)            4.47%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................          0.56%(A)            0.07%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                                (0.04)%(A)          (2.90)%(A)
Portfolio Turnover.........................................          1.46%(A)           15.69%(A)
Average Commission Per Share(E)............................       $0.0600             $0.0560

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS B)                             DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 25.68             $ 25.05
Net Investment Income (Loss)...............................         (0.01)              (0.01)
Net Realized and Unrealized Gains(Losses) on Investments...          0.03                0.64
                                                             --------------------------------------
Total from Investment Operations...........................          0.02                0.63
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.09                0.00
Distributions from Net Realized Capital Gains..............          0.46                0.00
                                                             --------------------------------------
Total Distributions........................................          0.55                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 25.15             $ 25.68
                                                             --------------------------------------
Total Return(D)............................................          0.07%(B)            2.51%(B)
Net Assets End of Period (In Thousands)....................       $ 3,257             $   992
Ratio of Expenses to Average Net Assets....................          2.05%(A)            2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.66%(A)            4.59%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................         (0.02)%(A)          (0.34)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers                                                 (0.63)%(A)          (2.87)%(A)
Portfolio Turnover.........................................          1.46%(A)           15.69%(A)
Average Commission Per Share(E)............................       $0.0600             $0.0560

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS C)                             DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 25.68             $ 25.05
Net Investment Income (Loss)...............................         (0.02)              (0.01)
Net Realized and Unrealized Gains (Losses) on
 Investments...............................................          0.05                0.64
                                                             --------------------------------------
Total from Investment Operations...........................          0.03                0.63
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.10                0.00
Distributions from Net Realized Capital Gains..............          0.46                0.00
                                                             --------------------------------------
Total Distributions........................................          0.56                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 25.15             $ 25.68
                                                             --------------------------------------
Total Return(D)............................................          0.10%(B)            2.51%(B)
Net Assets End of Period (In Thousands)....................       $   561             $    99
Ratio of Expenses to Average Net Assets....................          2.05%(A)            2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.64%(A)            4.60%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................          0.03%(A)           (0.39)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers).......................................         (0.56)%(A)          (2.94)%(A)
Portfolio Turnover.........................................          1.46%(A)           15.69%(A)
Average Commission Per Share(E)............................       $0.0600             $0.0560

A Annualized.
B Not Annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY FUND (CLASS A)                                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $  5.00
Net Investment Income (Loss)................................          0.01
Net Realized and Unrealized Gain (Loss) on Investments......          1.05
                                                              -----------------
Total from Investment Operations............................          1.06
                                                              -----------------
Dividends from Net Investment Income........................          0.00
Distributions from Net Realized Capital Gains...............          0.10
                                                              -----------------
Total Distributions.........................................          0.10
                                                              -----------------
Net Asset Value, End of Period..............................       $  5.96
                                                              -----------------
Total Return(C).............................................         21.30%(B)
Net Assets End of Period (In Thousands).....................       $ 3,196
Ratio of Expenses to Average Net Assets.....................          1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          6.52%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (4.66)%(A)
Portfolio Turnover..........................................         68.73%(A)
Average Commission Per Share(E).............................       $0.0564

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY FUND (CLASS B)                                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $  5.00
Net Investment Income (Loss)................................          0.00
Net Realized and Unrealized Gains (Losses) on Investments...          1.04
                                                              -----------------
Total from Investment Operations............................          1.04
                                                              -----------------
Dividends from Net Investment Income........................          0.00
Distributions from Net Realized Capital Gains...............          0.10
                                                              -----------------
Total Distributions.........................................          0.10
                                                              -----------------
Net Asset Value, End of Period..............................       $  5.94
                                                              -----------------
Total Return(D).............................................         20.80%(B)
Net Assets End of Period (In Thousands).....................       $ 1,820
Ratio of Expenses to Average Net Assets.....................          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          6.21%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (4.29)%(A)
Portfolio Turnover..........................................         68.73%(A)
Average Commission Per Share(E).............................       $0.0564

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY FUND (CLASS C)                                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $  5.00
Net Investment Income (Loss)................................          0.00
Net Realized and Unrealized Gains (Losses) on Investments...          1.04
                                                              -----------------
Total from Investment Operations............................          1.04
                                                              -----------------
Dividends from Net Investment Income........................          0.00
Distributions from Net Realized Capital Gains...............          0.10
                                                              -----------------
Total Distributions.........................................          0.10
                                                              -----------------
Net Asset Value, End of Period..............................       $  5.94
                                                              -----------------
Total Return(D).............................................         20.89%(B)
Net Assets End of Period (In Thousands).....................       $   283
Ratio of Expenses to Average Net Assets.....................          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          6.01%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (4.07)%(A)
Portfolio Turnover..........................................         68.73%(A)
Average Commission Per Share(E).............................       $0.0564

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchase and sale of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
EQUITY INCOME FUND (CLASS A)     1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period.......................  $ 22.44   $ 20.73   $ 16.43   $ 17.75   $ 16.93   $ 16.00   $ 13.40   $ 15.26   $ 13.40   $ 12.16
Net Investment Income
 (Loss).......................     0.17      0.41      0.45      0.44      0.52      0.43      0.52      0.61      0.37      0.29
Net Realized and Unrealized
 Gain (Loss) on Investments...     5.95      3.27      5.00     (0.53)     1.74      0.92      2.61     (1.84)     1.97      1.37
                                -------------------------------------------------------------------------------------------------
Total from Investment
 Operations...................     6.12      3.68      5.45     (0.09)     2.26      1.35      3.13     (1.23)     2.34      1.66
                                -------------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income.......................     0.15      0.40      0.45      0.44      0.50      0.41      0.53      0.63      0.38      0.26
Distributions from Net
 Realized Capital Gains.......     1.99      1.57      0.70      0.79      0.94      0.01      0.00      0.00      0.10      0.16
                                -------------------------------------------------------------------------------------------------
Total Distributions...........     2.14      1.97      1.15      1.23      1.44      0.42      0.53      0.63      0.48      0.42
                                -------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.......................  $ 26.42   $ 22.44   $ 20.73   $ 16.43   $ 17.75   $ 16.93   $ 16.00   $ 13.40   $ 15.26   $ 13.40
                                -------------------------------------------------------------------------------------------------
Total Return(C)...............    28.08%    17.86%    33.38%    (0.49)%   13.45%     8.48%    23.55%    (8.20)%   17.55%    13.64%
Net Assets End of Period (In
 Thousands)...................  $97,932   $72,647   $61,906   $50,926   $49,920   $40,918   $33,605   $29,330   $33,402   $10,199
Ratio of Expenses to Average
 Net Assets...................     1.50%     1.50%     1.50%     1.50%     1.50%     1.50%     1.50%     1.50%     2.50%     2.50%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers).....................     1.62%     1.68%     1.78%     1.73%     1.91%     1.95%     2.02%     2.01%     2.80%     3.80%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets.......................     1.35%     1.87%     2.33%     2.50%     2.90%     2.80%     3.50%     4.20%     3.30%     3.60%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)..........     1.23%     1.69%     2.06%     2.30%     2.51%     2.22%     2.84%     3.73%     3.04%     2.28%
Portfolio Turnover............    32.89%    33.22%    25.60%    41.40%    39.90%    38.30%    25.90%    20.80%     9.50%     9.70%
Average Commission Per
 Share(E).....................  $0.0600   $0.0615

                                                                  YEAR ENDED
                                                                 DECEMBER 31,       FOR THE PERIOD
                                                              ------------------     MAY 1 THROUGH
EQUITY INCOME FUND (CLASS B)                                   1997       1996     DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $ 22.30    $ 20.67        $ 18.12
Net Investment Income (Loss)................................     0.12       0.24           0.29
Net Realized and Unrealized Gain (Loss) on Investments......     5.83       3.30           3.40
                                                              --------------------------------------
Total from Investment Operations............................     5.95       3.54           3.69
                                                              --------------------------------------
Dividends from Net Investment Income........................     0.09       0.34           0.44
Distributions from Capital Gains............................     1.99       1.57           0.70
                                                              --------------------------------------
Total Distributions.........................................     2.08       1.91           1.14
                                                              --------------------------------------
Net Asset Value, End of Period..............................  $ 26.17    $ 22.30        $ 20.67
                                                              --------------------------------------
Total Return(D).............................................    27.35%     17.22%         20.57%(B)
Net Assets End of Period (In Thousands).....................  $19,055    $ 5,615        $ 1,086
Ratio of Expenses to Average Net Assets.....................     2.05%      2.05%          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................     2.17%      2.23%          2.23%(A)
Ratio of Net Investment Income to Average Net Assets........     0.77%      1.32%          1.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                             0.65%      1.14%          1.33%(A)
Portfolio Turnover Rate.....................................    32.89%     33.22%         25.60%(A)
Average Commission Per Share(C).............................  $0.0600    $0.0615

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY INCOME FUND (CLASS C)                                  DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 24.26
Net Investment Income (Loss)................................          0.04
Net Realized and Unrealized Gains (Losses) on Investments...          4.14
                                                                   -------
Total from Investment Operations............................          4.18
                                                                   -------
Dividends from Net Investment Income........................          0.14
Distributions from Net Realized Capital Gains...............          1.99
                                                                   -------
Total Distributions.........................................          2.13
                                                                   -------
Net Asset Value, End of Period..............................       $ 26.31
                                                                   -------
Total Return(D).............................................         18.21%(B)
Net Assets End of Period (In Thousands).....................       $ 1,857
Ratio of Expense in Average Net Assets......................          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          2.20%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          0.69%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................          0.54%(A)
Portfolio Turnover..........................................         32.89%(A)
Average Commission Per Share(E).............................       $0.0600

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                             YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------
CAPITAL APPRECIATION FUND (CLASS A)                      1997        1996        1995        1994        1993      1992(G)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................  $  34.21    $  32.54    $  28.54    $  31.10    $  29.42    $ 27.80
Net Investment Income (Loss).........................     (0.37)      (0.31)      (0.25)      (0.13)      (0.15)     (0.04)
Net Realized and Unrealized Gain (Loss) on
 Investments.........................................      7.31        5.69        7.59       (0.95)       1.83       1.66
                                                       -------------------------------------------------------------------
Total from Investment Operations.....................      6.94        5.38        7.34       (1.08)       1.68       1.62
                                                       -------------------------------------------------------------------
Dividends from Net Investment Income.................      0.00        0.00        0.00        0.00        0.00       0.00
Distributions from Net Realized Capital Gains........      5.61        3.71        3.34        1.48        0.00       0.00
                                                       -------------------------------------------------------------------
Total Distributions..................................      5.61        3.71        3.34        1.48        0.00       0.00
                                                       -------------------------------------------------------------------
Net Asset Value, End of Period.......................  $  35.54    $  34.21    $  32.54    $  28.54    $  31.10    $ 29.42
                                                       -------------------------------------------------------------------
Total Return(C)......................................     20.27%      16.52%      25.72%      (3.46)%      5.71%      5.83%
Net Assets End of Period (In Thousands)..............  $112,738    $115,253    $121,207     101,237     103,187     72,569
Ratio of Expenses to Average Net Assets..............      1.65%       1.60%(F)     1.65%      1.66%       1.64%      1.72%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)............................................      1.65%       1.60%(F)     1.65%      1.66%       1.64%      1.72%
Ratio of Net Investment Income (Loss) to Average Net
 Assets..............................................     (1.06)%     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)..........................     (1.06)%     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Portfolio Turnover...................................     60.73%      66.42%      65.20%      74.40%      61.90%     32.50%
Average Commission Per Share(E)......................  $ 0.0463    $ 0.0486

                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------
CAPITAL APPRECIATION FUND (CLASS A)                     1991       1990       1989      1988
-----------------------------------------------------  --------------------------------------
Net Asset Value, Beginning of Period.................  $ 17.48    $ 16.94    $13.01    $12.28
Net Investment Income (Loss).........................    (0.01)      0.11     (0.03)    (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments.........................................    10.33       0.54      4.49      0.76
                                                       --------------------------------------
Total from Investment Operations.....................    10.32       0.65      4.46      0.73
                                                       --------------------------------------
Dividends from Net Investment Income.................     0.00       0.11      0.00      0.00
Distributions from Net Realized Capital Gains........     0.00       0.00      0.53      0.00
                                                       --------------------------------------
Total Distributions..................................     0.00       0.11      0.53      0.00
                                                       --------------------------------------
Net Asset Value, End of Period.......................  $ 27.80    $ 17.48    $16.94    $13.01
                                                       --------------------------------------
Total Return(C)......................................    59.04%      3.84%    34.27%     5.94%
Net Assets End of Period (In Thousands)..............   33,375     12,552     9,091     2,825
Ratio of Expenses to Average Net Assets..............     1.75%      1.75%     2.50%     2.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)............................................     2.04%      2.27%     3.90%     6.00%
Ratio of Net Investment Income (Loss) to Average Net
 Assets..............................................    (0.10)%     0.70%    (0.50)%   (0.30)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)..........................    (0.44)%     0.12%    (1.92)%   (3.77)%
Portfolio Turnover...................................    40.20%     60.50%    65.80%    49.30%
Average Commission Per Share(E)......................

                                                                 YEAR ENDED        FOR THE PERIOD
                                                                DECEMBER 31,        MAY 1 THROUGH
            CAPITAL APPRECIATION FUND (CLASS B)                1997      1996     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $ 33.86   $ 32.42        $30.04
Net Investment Income (Loss)................................    (0.45)    (0.35)        (0.12)
Net Realized and Unrealized Gain (Loss) on Investments......     7.09      5.50          5.84
                                                              -------------------------------------
Total from Investment Operations............................     6.64      5.15          5.72
                                                              -------------------------------------
Dividends from Net Investment Income........................     0.00      0.00          0.00
Distributions from Capital Gains............................     5.61      3.71          3.34
                                                              -------------------------------------
Total Distributions.........................................     5.61      3.71          3.34
                                                              -------------------------------------
Net Asset Value, End of Period..............................  $ 34.89   $ 33.86        $32.42
                                                              -------------------------------------
Total Return(D).............................................    19.60%    15.87%        18.99%(B)
Net Assets End of Period (In Thousands).....................  $ 7,862   $ 5,047        $1,953
Ratio of Expenses to Average Net Assets.....................     2.21%     2.14%(F)      2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................     2.21%     2.14%(F)      2.08%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.61)%   (1.43)%       (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................    (1.61)%   (1.43)%       (1.41)%(A)
Portfolio Turnover Rate.....................................    60.73%    66.42%        65.20%(A)
Average Commission Per Share(E).............................  $0.0463   $0.0486

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
            CAPITAL APPRECIATION FUND (CLASS C)               DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $ 33.54
Net Investment Income (Loss)................................         (0.19)
Net Realized and Unrealized Gains (Losses) on Investments...          7.69
                                                                   -------
Total from Investment Operations............................          7.50
                                                                   -------
Dividends from Net Investment Income........................          0.00
Distributions from Net Realized Capital Gains...............          5.61
                                                                   -------
Total Distributions.........................................          5.61
                                                                   -------
Net Asset Value, End of Period..............................       $ 35.43
                                                                   -------
Total Return(D).............................................         22.35%(B)
Net Assets End of Period (In Thousands).....................       $   126
Ratio of Expenses to Average Net Assets.....................          2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          2.21%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (1.88)%(A)
Portfolio Turnover..........................................         60.73%(A)
Average Commission Per Share................................       $0.0463

AAnnualized.
BNot Annualized.
CTotal returns do not include one time sales charge.
DTotal return do not include contingent deferred sales charge.
EDisclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
FEffective September 1, 1995, ratio includes expenses paid indirectly.
GBased on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS A)                          DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 26.61             $ 24.54
Net Investment Income (Loss)...............................          0.18               (0.05)
Net Realized and Unrealized Gain (Loss) on Investments.....         (2.85)               2.12
                                                             --------------------------------------
Total from Investment Operations...........................         (2.67)               2.07
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.00                0.00
Distributions from Net Realized Capital Gains..............          0.55                0.00
                                                             --------------------------------------
Total Distributions........................................          0.55                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 23.39             $ 26.61
                                                             --------------------------------------
Total Return(C)............................................        (10.04)%(B)           8.44%(B)
Net Assets End of Period (In Thousands)....................       $ 4,861             $ 2,102
Ratio of Expenses to Average Net Assets....................          1.85%(A)            1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.38%(A)            4.48%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................         (1.56)%(A)          (1.61)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers).......................................         (2.09)%(A)          (4.25)%(A)
Portfolio Turnover.........................................         23.68%(A)          157.51%(A)
Average Commission Per Share...............................       $0.0518             $0.0503

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS B)                          DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 26.58             $ 24.54
Net Investment Income (Loss)...............................          0.15               (0.05)
Net Realized and Unrealized Gains (Losses) on
 Investments...............................................         (2.86)               2.09
                                                             --------------------------------------
Total from Investment Operations...........................         (2.71)               2.04
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.00                0.00
Distributions from Net Realized Capital Gains..............          0.55                0.00
                                                             --------------------------------------
Total Distributions........................................          0.55                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 23.33             $ 26.58
                                                             --------------------------------------
Total Return(D)............................................        (10.16)%(B)           8.31%(B)
Net Assets End of Period (In Thousands)....................       $ 2,842             $ 1,099
Ratio of Expenses to Average Net Assets....................          2.40%(A)            2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.93%(A)            5.52%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................         (2.11)%(A)          (2.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers).......................................         (2.64)%(A)          (5.29)%(A)
Portfolio Turnover.........................................         23.68%(A)          157.51%(A)
Average Commission Per Share...............................       $0.0518             $0.0503

                                                              FOR THE PERIOD
                                                                 OCTOBER 1         FOR THE PERIOD
                                                                  THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS C)                          DECEMBER 31, 1997   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 26.57             $ 24.54
Net Investment Income (Loss)...............................          0.16               (0.07)
Net Realized and Unrealized Gains (Losses) on
 Investments...............................................         (2.86)               2.10
                                                             --------------------------------------
Total from Investment Operations...........................         (2.70)               2.03
                                                             --------------------------------------
Dividends from Net Investment Income.......................          0.00                0.00
Distributions from Net Realized Capital Gains..............          0.55                0.00
                                                             --------------------------------------
Total Distributions........................................          0.55                0.00
                                                             --------------------------------------
Net Asset Value, End of Period.............................       $ 23.32             $ 26.57
                                                             --------------------------------------
Total Return(D)............................................        (10.16)%(B)           8.27%(B)
Net Assets End of Period (In Thousands)....................       $   795             $   201
Ratio of Expenses to Average Net Assets....................          2.40%(A)            2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.93%(A)            5.91%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................         (2.11)%(A)          (2.15)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers).......................................         (2.64)%(A)          (5.65)%(A)
Portfolio Turnover.........................................         23.68%(A)          157.51%(A)
Average Commission Per Share...............................       $0.0518             $0.0503

A Annualized.
B Not Annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                     YEAR ENDED
                                                    DECEMBER 31,                   FOR THE PERIOD
                                      ----------------------------------------    OCTOBER 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS A)     1997       1996       1995       1994      DECEMBER 31, 1993
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period...........................    $  5.74    $  5.43    $  5.17    $  5.29         $ 5.00
Net Investment Income (Loss)......       0.01      (0.01)      0.02       0.03           0.01
Net Realized and Unrealized Gain
 (Loss) on Investments............       2.53       0.62       0.46      (0.01)          0.29
                                      -------------------------------------------------------------
Total from Investment
 Operations.......................       2.54       0.61       0.48       0.02           0.30
                                      -------------------------------------------------------------
Dividends from Net Investment
 Income...........................       0.00       0.00       0.02       0.03           0.01
Distributions from Net Realized
 Capital Gains (Loss).............       0.53       0.30       0.20       0.11           0.00
                                      -------------------------------------------------------------
Total Distributions...............       0.53       0.30       0.22       0.14           0.01
                                      -------------------------------------------------------------
Net Asset Value, End of Period....    $  7.75    $  5.74    $  5.43    $  5.17         $ 5.29
                                      -------------------------------------------------------------
Total Return(C)...................      44.24%     11.28%      9.28%      0.34%          5.92%(B)
Net Assets End of Period (In
 Thousands).......................    $45,310    $17,308    $19,720    $22,120         $8,118
Ratio of Expenses to Average Net
 Assets...........................       1.75%      1.75%      1.75%      1.75%          1.75%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).......       1.95%      2.38%      2.21%      2.15%          4.00%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....       0.05%     (0.13)%     0.32%      0.60%          0.10%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)..............      (0.15)%    (0.76)%    (0.14)%     0.18%         (1.54) %(A)
Portfolio Turnover................      62.51%    143.58%     36.50%     16.70%             0%(A)
Average Commission Per Share(E)...    $0.0470    $0.0483

                                                  YEAR ENDED DECEMBER 31,        FOR THE PERIOD
                                                ----------------------------      MAY 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS B)               1997            1996           DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........    $  5.69         $  5.41              $ 5.28
Net Investment Income (Loss)................       0.00           (0.03)              (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments................................       2.47            0.61                0.36
                                                -------------------------------------------------
Total from Investment Operations............       2.47            0.58                0.35
                                                -------------------------------------------------
Dividends from Net Investment Income........       0.00            0.00                0.02
Distributions from Capital Gains............       0.53            0.30                0.20
                                                -------------------------------------------------
Total Distributions.........................       0.53            0.30                0.22
                                                -------------------------------------------------
Net Asset Value, End of Period..............    $  7.63         $  5.69              $ 5.41
                                                -------------------------------------------------
Total Return(D).............................      43.40%          10.77%               6.87%(B)
Net Assets End of Period (In Thousands).....    $22,013         $ 2,606              $  862
Ratio of Expenses to Average Net Assets.....       2.30%           2.30%               2.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................       2.44%           2.92%               2.78%(A)
Ratio of Net Investment Income to Average
 Net Assets.................................      (0.67)%         (0.77)%             (0.40)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....      (0.81)%         (1.39)%             (0.90)%(A)
Portfolio Turnover Rate.....................      62.51%         143.58%              36.50%(A)
Average Commission Per Share(E).............    $0.0470         $0.0483

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS C)                              DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................         $  6.14
Net Investment Income (Loss)................................           (0.02)
Net Realized and Unrealized Gains(Losses) on Investments....            2.15
                                                                     -------
Total from Investment Operations............................            2.13
                                                                     -------
Dividends from Net Investment Income........................            0.00
Distributions from Net Realized Capital Gains...............            0.53
                                                                     -------
Total Distributions.........................................            0.53
                                                                     -------
Net Asset Value, End of Period..............................         $  7.74
                                                                     -------
Total Return(D).............................................           34.68%(B)
Net Assets End of Period (In Thousands).....................         $ 2,684
Ratio of Expenses to Average Net Assets.....................            2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................            2.38%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................           (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................           (0.95)%(A)
Portfolio Turnover..........................................           62.51%(A)
Average Commission Per Share(E).............................         $0.0470

A Annualized.
B Not Annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                      YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND (CLASS A)           1997       1996       1995       1994       1993      1992(G)     1991
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......  $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38    $ 11.95
Net Investment Income (Loss)...............     0.08       0.10       0.11      (0.01)     (0.02)      0.28       0.28
Net Realized and Unrealized Gain (Loss) on
 Investments...............................     0.73       1.88       2.12      (0.49)      4.79      (0.39)      1.25
                                             -------------------------------------------------------------------------
Total from Investment Operations...........     0.81       1.98       2.23      (0.50)      4.77      (0.11)      1.53
                                             -------------------------------------------------------------------------
Dividends from Net Investment Income.......     0.07       0.09       0.09       0.00       0.00       0.04       0.10
Distributions from Capital Gains (Loss)....     1.13       0.87       0.76       2.24       0.17       0.00       0.00
Other......................................     0.00       0.00       0.00       0.00       0.39       0.00       0.00
                                             -------------------------------------------------------------------------
Total Distributions........................     1.20       0.96       0.85       2.24       0.56       0.04       0.10
                                             -------------------------------------------------------------------------
Net Asset Value, End of Period.............  $ 16.71    $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38
                                             -------------------------------------------------------------------------
Total Return(C)............................     4.75%     12.32%     15.17%     (2.82)%    36.05%     (0.93)%    12.91%
Net Assets End of Period (In Thousands)....  $38,020    $34,837    $28,628    $27,523    $22,900    $11,630    $10,736
Ratio of Expenses to Average Net Assets....     2.00%      2.00%      2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     2.11%      2.19%      2.40%      2.51%      3.06%      3.70%      3.59%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................     0.50%      0.61%      0.70%     (0.20)%    (0.10)%     0.50%      0.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets(Excluding Waivers).....     0.39%      0.42%      0.30%     (0.70)%    (1.15)%    (1.15)%    (0.93)%
Portfolio Turnover Rate....................    27.08%     23.79%     31.10%    116.10%     70.10%    134.90%     64.50%
Average Commission Per Share(E)............  $0.0275    $0.0221

                                                YEAR ENDED DECEMBER 31,
                                             -----------------------------
INTERNATIONAL GROWTH FUND (CLASS A)           1990       1989       1988
-------------------------------------------  -----------------------------
Net Asset Value, Beginning of Period.......  $ 14.53    $ 12.91    $ 12.00
Net Investment Income (Loss)...............     0.04       0.06       0.00
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (2.27)      2.21       0.91
Total from Investment Operations...........    (2.23)      2.27       0.91
Dividends from Net Investment Income.......     0.04       0.00       0.00
Distributions from Capital Gains (Loss)....     0.31       0.65       0.00
Other......................................     0.00       0.00       0.00
Total Distributions........................     0.35       0.65       0.00
Net Asset Value, End of Period.............  $ 11.95    $ 14.53    $ 12.91
Total Return(C)............................   (15.37)%    17.17%      7.58%
Net Assets End of Period (In Thousands)....  $ 9,278    $ 8,514    $ 4,246
Ratio of Expenses to Average Net Assets....     2.00%      2.50%      2.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     3.85%      5.50%      8.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................     0.70%      0.60%      0.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets(Excluding Waivers).....    (1.22)%    (2.41)%    (6.09)%
Portfolio Turnover Rate....................    84.70%     68.20%     67.10%
Average Commission Per Share(E)............

                                                                  YEAR ENDED
                                                                 DECEMBER 31,        FOR THE PERIOD
                                                              ------------------      MAY 1 THROUGH
            INTERNATIONAL GROWTH FUND (CLASS B)                1997       1996      DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $ 16.97    $ 16.02         $14.82
Net Investment Income (Loss)................................     0.01       0.01          (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......     0.69       1.87           2.08
                                                              ---------------------------------------
Total from Investment Operations............................     0.70       1.88           2.06
                                                              ---------------------------------------
Dividends from Net Investment Income........................     0.01       0.06           0.10
Distributions from Capital Gains............................     1.13       0.87           0.76
                                                              ---------------------------------------
Total Distributions.........................................     1.14       0.93           0.86
                                                              ---------------------------------------
Net Assets Value, End of Period.............................  $ 16.53    $ 16.97         $16.02
                                                              ---------------------------------------
Total Return(C).............................................     4.17%     11.72%         13.88%(B)
Net Assets End of Period (In Thousands).....................  $ 9,878    $ 4,276         $1,094
Ratio of Expenses to Average Net Assets.....................     2.55%      2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................     2.67%      2.75%          2.73%(A)
Ratio of Net Investment Income to Average Net Assets........    (0.06)%     0.09%         (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................    (0.18)%    (0.11)%        (0.85)%(A)
Portfolio Turnover Rate.....................................    27.08%     23.79%         31.10%(A)
Average Commission Per Share(E).............................  $0.0275    $0.0221

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
INTERNATIONAL GROWTH FUND (CLASS C)                             DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................         $ 17.51
Net Investment Income (Loss)................................           (0.03)
Net Realized and Unrealized Gains (Losses) on Investments...            0.39
                                                                     -------
Total from Investment Operations............................            0.36
                                                                     -------
Dividends from Net Investment Income........................            0.08
Distributions from Net Realized Capital Gains...............            1.13
                                                                     -------
Total Distributions.........................................            1.21
                                                                     -------
Net Asset Value, End of Period..............................         $ 16.66
                                                                     -------
Total Return(D).............................................            2.07%(B)
Net Assets End of Period (In Thousands).....................         $ 1,113
Ratio of Expenses to Average Net Assets.....................            2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................            2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................           (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................           (0.71)%(A)
Portfolio Turnover..........................................           27.08%(A)
Average Commission Per Share(E).............................         $0.0275

A Annualized.
B Not Annualized.
C Total return does not include one time sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
G Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                            YEAR ENDED DECEMBER 31,
                                      --------------------------------------------------------------------
GOVERNMENT SECURITIES FUND (CLASS A)   1997      1996      1995      1994       1993     1992(G)    1991
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................   $ 11.80   $ 11.83   $ 10.62   $ 12.44   $  12.47   $ 12.40   $ 11.96
Net Investment Income (Loss).......      0.73      0.74      0.76      0.87       0.92      0.99      1.00
Net Realized and Unrealized Gain
 (Loss) on Investments.............      0.23     (0.03)     1.21     (1.82)      0.21      0.19      0.44
                                      --------------------------------------------------------------------
Total from Investment Operations...      0.96      0.71      1.97     (0.95)      1.13      1.18      1.44
                                      --------------------------------------------------------------------
Dividends from Net Investment
 Income............................      0.73      0.74      0.76      0.87       0.92      0.98      1.00
Distributions from Net Realized
 Capital Gains (Loss)..............      0.00      0.00      0.00      0.00       0.24      0.13      0.00
                                      --------------------------------------------------------------------
Total Distributions................      0.73      0.74      0.76      0.87       1.16      1.11      1.00
                                      --------------------------------------------------------------------
Net Asset Value, End of Period.....   $ 12.03   $ 11.80   $ 11.83   $ 10.62   $  12.44   $ 12.47   $ 12.40
                                      --------------------------------------------------------------------
Total Return(C)....................      8.39%     6.29%    19.00%    (7.81)%     9.26%     9.93%    12.58%
Net Assets End of Period (In
 Thousands)........................   $68,639   $73,693   $86,224   $84,431   $106,541   $71,515   $46,480
Ratio of Expenses to Average Net
 Assets............................      1.30%     1.30%     1.30%     1.30%      1.30%     1.30%     0.90%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........      1.46%     1.42%     1.44%     1.35%      1.44%     1.54%     1.65%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......      6.16%     6.35%     6.66%     7.60%      7.20%     7.90%     8.20%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............      6.00%     6.23%     6.52%     7.59%      7.03%     7.72%     7.39%
Portfolio Turnover.................      9.61%     0.17%     0.00%    27.20%     90.10%   108.40%    58.60%

                                       YEAR ENDED DECEMBER 31,
                                      --------------------------
GOVERNMENT SECURITIES FUND (CLASS A)   1990      1989      1988
------------------------------------  --------------------------
Net Asset Value, Beginning of
 Period............................   $ 11.92   $ 11.70   $11.96
Net Investment Income (Loss).......      1.01      0.90     0.79
Net Realized and Unrealized Gain
 (Loss) on Investments.............      0.05      0.23    (0.26)
Total from Investment Operations...      1.06      1.13     0.53
Dividends from Net Investment
 Income............................      1.02      0.91     0.79
Distributions from Net Realized
 Capital Gains (Loss)..............      0.00      0.00     0.00
Total Distributions................      1.02      0.91     0.79
Net Asset Value, End of Period.....   $ 11.96   $ 11.92   $11.70
Total Return(C)....................      9.41%    10.01%    4.53%
Net Assets End of Period (In
 Thousands)........................   $31,535   $29,897   $3,826
Ratio of Expenses to Average Net
 Assets............................      1.00%     2.10%    2.10%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........      1.60%     2.70%    4.50%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......      8.60%     8.00%    7.00%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............      7.77%     7.31%    4.52%
Portfolio Turnover.................     70.00%    85.40%   14.30%

                                                         YEAR ENDED
                                                        DECEMBER 31,        FOR THE PERIOD
                                                      -----------------      MAY 1 THROUGH
GOVERNMENT SECURITIES FUND (CLASS B)                   1997       1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............    $ 11.79    $11.83         $11.12
Net Investment Income (Loss)......................       0.66      0.68           0.44
Net Realized and Unrealized Gain (Loss) on
 Investments......................................       0.23     (0.04)          0.71
                                                      --------------------------------------
Total from Investment Operations..................       0.89      0.64           1.15
                                                      --------------------------------------
Dividends from Net Investment Income..............       0.66      0.68           0.44
Distributions from Capital Gains..................       0.00      0.00           0.00
                                                      --------------------------------------
Total Distributions...............................       0.66      0.68           0.44
                                                      --------------------------------------
Net Asset Value, End of Period....................    $ 12.02    $11.79         $11.83
                                                      --------------------------------------
Total Return(D)...................................       7.81%     5.61%         10.47%(B)
Net Assets End of Period (in thousands)...........    $12,285    $5,683         $2,124
Ratio of Expenses to Average Net Assets...........       1.85%     1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers).........................................       2.01%     1.96%          1.91%(A)
Ratio of Net Investment Income to Average Net
 Assets...........................................       5.55%     5.79%          5.64%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)...................       5.39%     5.68%          5.58%(A)
Portfolio Turnover Rate...........................       9.61%     0.17%          0.00%(A)

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
GOVERNMENT SECURITIES FUND (CLASS C)                            DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................         $11.63
Net Investment Income (Loss)................................           0.46
Net Realized and Unrealized Gains (Losses) on Investments...           0.40
                                                                -----------------
Total from Investment Operations............................           0.86
                                                                -----------------
Dividends from Net Investment Income........................           0.46
Distributions from Net Realized Capital Gains (Loss)........           0.00
                                                                -----------------
Total Distributions.........................................           0.46
                                                                -----------------
Net Asset Value, End of Period..............................         $12.03
                                                                -----------------
Total Return(D).............................................           7.49%(B)
Net Assets End of Period (In Thousands).....................         $  498
Ratio of Expenses to Average Net Assets.....................           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................           2.03%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................           5.39%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................           5.21%(A)
Portfolio Turnover..........................................           9.61%(A)

A Annualized.
B Not Annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
G Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
HIGH-YIELD BOND FUND (CLASS A)                            1997      1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $ 11.84   $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19    $  8.55
Net Investment Income (Loss)...........................     0.99      0.94       0.99       0.97       0.95       1.01       1.13
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................     0.51      0.45       0.67      (0.97)      0.89       0.64       1.66
                                                         ------------------------------------------------------------------------
Total from Investment Operations.......................     1.50      1.39       1.66       0.00       1.84       1.65       2.79
                                                         ------------------------------------------------------------------------
Dividends from Net Investment Income...................     0.99      0.94       0.99       0.98       0.97       1.01       1.15
Distributions from Capital Gains.......................     0.00      0.00       0.00       0.00       0.00       0.00       0.00
Other..................................................     0.00      0.00       0.00       0.00       0.00       0.00       0.00
                                                         ------------------------------------------------------------------------
Total Distributions....................................  $  0.99      0.94       0.99       0.98       0.97       1.01       1.15
                                                         ------------------------------------------------------------------------
Net Asset Value, End of Period.........................  $ 12.35   $ 11.84    $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19
                                                         ------------------------------------------------------------------------
Total Return(C)........................................    13.18%    12.78%     16.00%      0.05%     17.58%     16.69%     33.02%
Net Assets End of Period (In Thousands)................  $66,422   $54,129    $52,182    $44,822    $44,361    $30,851    $24,672
Ratio of Expenses to Average Net Assets................     1.30%     1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     1.47%     1.50%      1.52%      1.45%      1.59%      1.64%      1.85%
Ratio of Net Investment Income to Average Net Assets...     8.20%     8.21%      8.80%      8.60%      8.20%      9.40%     11.30%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................     8.03%     8.01%      8.58%      8.52%      7.95%      8.95%     10.51%
Portfolio Turnover Rate................................   175.38%   180.13%     88.50%    113.00%    121.20%    121.70%    109.30%

                                                             YEAR ENDED DECEMBER 31,
                                                         -------------------------------
HIGH-YIELD BOND FUND (CLASS A)                            1990         1989       1988
-------------------------------------------------------  -------------------------------
Net Asset Value, Beginning of Period...................  $ 10.98      $ 12.37    $ 12.20
Net Investment Income (Loss)...........................     1.26         1.33       1.24
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................    (2.43)       (1.37)      0.19
Total from Investment Operations.......................    (1.17)       (0.04)      1.43
Dividends from Net Investment Income...................     1.24         1.35       1.24
Distributions from Capital Gains.......................     0.00         0.00       0.02
Other..................................................     0.02(E)      0.00       0.00
Total Distributions....................................     1.26         1.35       1.26
Net Asset Value, End of Period.........................  $  8.55      $ 10.98    $ 12.37
Total Return(C)........................................   (11.55)%      (0.70)%    12.08%
Net Assets End of Period (In Thousands)................  $19,591      $29,144    $15,772
Ratio of Expenses to Average Net Assets................     1.00%        2.10%      2.10%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     1.71%        2.50%      3.10%
Ratio of Net Investment Income to Average Net Assets...    12.30%       11.20%     11.10%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................    11.66%       10.76%     10.09%
Portfolio Turnover Rate................................    67.40%       61.60%     88.60%

                                                                 YEAR ENDED
                                                                DECEMBER 31,      FOR THE PERIOD
                                                              ----------------     MAY 1 THROUGH
HIGH-YIELD BOND FUND (CLASS B)                                 1997      1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $ 11.84   $11.39        $11.11
Net Investment Income (Loss)................................     0.77     0.88          0.61
Net Realized and Unrealized Gain (Loss) on Investments......     0.51     0.45          0.28
                                                              ------------------------------------
Total from Investment Operations............................     1.28     1.33          0.89
                                                              ------------------------------------
Dividends from Net Investment Income........................     0.77     0.88          0.61
Distributions from Capital Gains............................     0.00     0.00          0.00
                                                              ------------------------------------
Total Distributions.........................................     0.77     0.88          0.61
                                                              ------------------------------------
Net Asset Value, End of Period..............................  $ 12.35   $11.84        $11.39
                                                              ------------------------------------
Total Return(D).............................................    12.59%   12.16%         8.12%(B)
Net Assets End of Period (In Thousands).....................  $19,898   $7,892        $2,951
Ratio of Expenses to Average Net Assets.....................     1.85%    1.85%         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................     2.02%    2.05%         2.09%(A)
Ratio of Net Investment Income to Average Net Assets........     7.51%    7.74%         7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................     7.35%    7.55%         7.68%(A)
Portfolio Turnover Rate.....................................   175.38%  180.13%        88.50%(A)

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
HIGH-YIELD BOND FUND (CLASS C)                                DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $11.71
Net Investment Income (Loss)................................         0.61
Net Realized and Unrealized Gains (Losses) on Investments...         0.64
                                                                   ------
Total from Investment Operations............................         1.25
                                                                   ------
Dividends from Net Investment Income........................         0.61
Distributions from Net Realized Capital Gains...............         0.00
                                                                   ------
Total Distributions.........................................         0.61
                                                                   ------
Net Asset Value, End of Period..............................       $12.35
                                                                   ------
Total Return (D)............................................        10.87%(B)
Net Assets End of Period (In Thousands).....................       $1,463
Ratio of Expenses to Average Net Assets.....................         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.01%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         6.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                                 6.68%(A)
Portfolio Turnover..........................................       175.38%(A)

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND (CLASS A)                         1997       1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period................... $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34    $ 12.78
Net Investment Income (Loss)...........................    0.63       0.64       0.65       0.67       0.70       0.76       0.82
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................    0.31      (0.16)      1.21      (1.48)      0.73       0.26       0.56
                                                        -------------------------------------------------------------------------
Total from Investment Operations.......................    0.94       0.48       1.86      (0.81)      1.43       1.02       1.38
                                                        -------------------------------------------------------------------------
Dividends from Net Investment Income (Loss)............    0.63       0.64       0.65       0.68       0.70       0.76       0.82
Distributions from Net Realized Capital Gains..........    0.19       0.00       0.02       0.02       0.02       0.00       0.00
                                                        -------------------------------------------------------------------------
Total Distributions....................................    0.82       0.64       0.67       0.70       0.72       0.76       0.82
                                                        -------------------------------------------------------------------------
Net Asset Value, End of Period......................... $ 13.95    $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34
                                                        -------------------------------------------------------------------------
Total Return(C)........................................    6.96%      3.54%     14.85%     (5.69)%    10.76%      7.88%     11.13%
Net Assets End of Period (In Thousands)................ $23,695    $28,478    $33,626    $34,297    $41,702    $29,728    $22,614
Ratio of Expenses to Average Net Assets................    1.22%      1.25%      1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................    1.60%      1.41%      1.42%      1.28%      1.39%      1.41%      1.47%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................    4.50%      4.64%      4.82%      5.00%      4.90%      5.60%      6.30%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................    4.12%      4.48%      4.65%      4.97%      4.79%      5.49%      6.04%
Portfolio Turnover.....................................    0.94%      0.91%      0.75%     25.70%      8.30%     16.30%     21.60%

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
TAX-EXEMPT INCOME FUND (CLASS A)                          1990       1989       1988
-------------------------------------------------------  -----------------------------
Net Asset Value, Beginning of Period...................  $ 12.87    $ 12.66    $ 12.09
Net Investment Income (Loss)...........................     0.81       0.76       0.65
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................   (0.10)       0.31       0.64
Total from Investment Operations.......................     0.71       1.07       1.29
Dividends from Net Investment Income (Loss)............     0.80       0.77       0.65
Distributions from Net Realized Capital Gains..........     0.00       0.09       0.07
Total Distributions....................................     0.80       0.86       0.72
Net Asset Value, End of Period.........................  $ 12.78    $ 12.87    $ 12.66
Total Return(C)........................................     5.71%      8.68%     10.90%
Net Assets End of Period (In Thousands)................  $19,880    $18,354    $ 6,655
Ratio of Expenses to Average Net Assets................     1.20%      2.10%      2.10%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     1.47%      2.60%      4.00%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     6.50%      6.00%      5.60%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................     6.14%      5.53%      3.67%
Portfolio Turnover.....................................    66.40%     99.60%    117.40%

                                                                 YEAR ENDED
                                                                DECEMBER 31,      FOR THE PERIOD
                                                              ----------------     MAY 1 THROUGH
TAX-EXEMPT INCOME FUND (CLASS B)                               1997      1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $13.83    $13.99        $13.44
Net Investment Income (Loss)................................    0.55      0.56          0.38
Net Realized and Unrealized Gain (Loss) on Investments......    0.31     (0.16)         0.57
                                                              ------------------------------------
Total from Investment Operations............................    0.86      0.40          0.95
                                                              ------------------------------------
Dividends from Net Investment Income........................    0.55      0.56          0.38
Distributions from Capital Gains............................    0.19      0.00          0.02
                                                              ------------------------------------
Total Distributions.........................................    0.74      0.56          0.40
                                                              ------------------------------------
Net Asset Value, End of Period..............................  $13.95    $13.83        $13.99
                                                              ------------------------------------
Total Return(D).............................................    6.36%     2.96%         7.18%(B)
Net Assets End of Period (In Thousands).....................  $2,883    $2,037        $  912
Ratio of Expenses to Average Net Assets.....................    1.76%     1.80%         1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................    2.16%     1.96%         1.98%(A)
Ratio of Net Investment Income to Average Net Assets........    3.94%     4.07%         4.08%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................    3.54%     3.92%         3.94%(A)
Portfolio Turnover rate.....................................    0.94%     0.91%         0.75%(A)

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
TAX-EXEMPT INCOME FUND (CLASS C)                              DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $13.68
Net Investment Income (Loss)................................         0.36
Net Realized and Unrealized Gains (Losses) on Investments...         0.46
                                                              -----------------
Total from Investment Operations............................         0.82
                                                              -----------------
Dividends from Net Investment Income (Loss).................         0.36
Distributions from Net Realized Capital Gains...............         0.19
                                                              -----------------
Total Distributions.........................................         0.55
                                                              -----------------
Net Asset Value, End of Period..............................       $13.95
                                                              -----------------
Total Return(D).............................................         6.14%(B)
Net Assets End of Period (In Thousands).....................       $  184
Ratio of Expenses to Average Net Assets.....................         1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                                 3.32%(A)
Portfolio Turnover..........................................         0.94%(A)

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                  YEAR ENDED DECEMBER 31,           FOR THE PERIOD
                                                              -------------------------------      OCTOBER 1 THROUGH
MANAGED FUND (CLASS A)                                          1997        1996       1995        DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $   7.97    $   6.70    $  4.91           $ 5.00
Net Investment Income (Loss)................................      0.04        0.06       0.04             0.01
Net Realized and Unrealized Gain (Loss) on Investments......      1.64        1.41       1.81            (0.09)
                                                              ------------------------------------------------------
Total from Investment Operations............................      1.68        1.47       1.85            (0.08)
                                                              ------------------------------------------------------
Dividends from Net Investment Income (Loss).................      0.04        0.06       0.03             0.01
Distributions from Net Realized Capital Gains...............      0.36        0.14       0.03             0.00
                                                              ------------------------------------------------------
Total Distributions.........................................      0.40        0.20       0.06             0.01
                                                              ------------------------------------------------------
Net Asset Value, End of Period..............................  $   9.25    $   7.97    $  6.70           $ 4.91
                                                              ------------------------------------------------------
Total Return(C).............................................     21.05%      22.08%     37.68%           (1.58)%(B)
Net Assets End of Period (In Thousands).....................  $156,608    $101,022    $47,839           $7,872
Ratio of Expenses to Average Net Assets.....................      1.49%       1.57%      1.75%            1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................      1.49%       1.57%      1.90%            3.71%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      0.47%       1.12%      1.09%            1.30%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................      0.47%       1.12%      0.94%           (0.32)%(A)
Portfolio Turnover..........................................     28.17%      33.21%     26.40%           27.10%(A)
Average Commission Per Share(E).............................  $ 0.0552    $ 0.0551

                                                                  YEAR ENDED
                                                                 DECEMBER 31,        FOR THE PERIOD
                                                              -------------------     MAY 1 THROUGH
MANAGED FUND (CLASS B)                                          1997       1996     DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $   7.93    $  6.68        $  5.68
Net Investment Income (Loss)................................     (0.01)      0.02           0.01
Net Realized and Unrealized Gain (Loss) on Investments......      1.63       1.41           1.05
                                                              ---------------------------------------
Total from Investment Operations............................      1.62       1.43           1.06
                                                              ---------------------------------------
Dividends from Net Investment Income (Loss).................      0.00       0.04           0.03
Distributions from Capital Gains............................      0.36       0.14           0.03
                                                              ---------------------------------------
Total Distributions.........................................      0.36       0.18           0.06
                                                              ---------------------------------------
Net Asset Value, End of Period..............................  $   9.19    $  7.93        $  6.68
                                                              ---------------------------------------
Total Return(D).............................................     20.45%     21.50%         18.38%(B)
Net Assets End of Period (In Thousands).....................  $110,213    $57,037        $16,792
Ratio of Expenses to Average Net Assets.....................      2.04%      2.13%          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................      2.04%      2.13%          2.45%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (0.09)%     0.52%          0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................     (0.09)%     0.52%          0.14%(A)
Portfolio Turnover Rate.....................................     28.17%     33.21%         26.40%(A)
Average Commission Per Share(E).............................  $ 0.0552    $0.0551

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
MANAGED FUND (CLASS C)                                        DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $  8.24
Net Investment Income (Loss)................................          0.00
Net Realized and Unrealized Gains (Losses) on Investments...          1.38
                                                              -----------------
Total from Investment Operations............................          1.38
                                                              -----------------
Dividends from Net Investment Income........................          0.05
Distributions from Net Realized Capital Gains...............          0.36
                                                              -----------------
Total Distributions.........................................          0.41
                                                              -----------------
Net Asset Value, End of Period..............................       $  9.21
                                                              -----------------
Total Return(D).............................................         16.74%(B)
Net Assets End of Period (In Thousands).....................       $ 3,614
Ratio of Expenses to Average Net Assets.....................          2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          2.06%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (0.18)%(A)
Portfolio Turnover..........................................         28.17%(A)
Average Commission Per Share(E).............................       $0.0552

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                       YEAR ENDED DECEMBER 31, 1995                              FOR THE PERIOD
                                --------------------------------------------------------------------------        MAY 1 THROUGH
MONEY MARKET FUND (CLASS A)      1997       1996       1995       1994       1993     1992(G)       1991        DECEMBER 31, 1990
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................ $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00      $  1.00           $  1.00
Net Investment Income (Loss)...    0.05       0.04       0.05       0.03       0.02      0.03         0.05              0.04
                                -------------------------------------------------------------------------------------------------
Total from Investment
 Operations....................    0.05       0.04       0.05       0.03       0.02      0.03         0.05              0.04
                                -------------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income (Loss).................    0.05       0.04       0.05       0.03       0.02      0.03         0.05              0.04
                                -------------------------------------------------------------------------------------------------
Total Distributions............    0.05       0.04       0.05       0.03       0.02      0.03         0.05              0.04
                                -------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00      $  1.00           $  1.00
                                -------------------------------------------------------------------------------------------------
Total Return...................    4.69%      4.51%      5.05%      3.34%      2.24%     2.92%        5.22%             4.75%(B)
Net Assets End of Period (In
 Thousands).................... $68,466    $59,074    $40,325    $32,334    $18,302   $18,932      $16,710           $19,031
Ratio of Expenses to Average
 Net Assets....................    1.00%      1.00%      1.00%      1.00%      1.00%     1.00%        1.00%             1.00%(A)
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers)......................    1.24%      1.18%      1.35%      1.33%      1.72%     1.56%        1.51%             1.38%(A)
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets........................    4.59%      4.42%      4.92%      3.30%      2.20%     2.80%        5.10%             7.00%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...........    4.35%      4.24%      4.57%      3.08%      1.47%     1.81%        4.62%             6.17%(A)

                                                                 YEAR ENDED
                                                                DECEMBER 31,      FOR THE PERIOD
                                                              ----------------     MAY 1 THROUGH
MONEY MARKET FUND (CLASS B)                                    1997      1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $ 1.00    $ 1.00        $ 1.00
Net Investment Income (Loss)................................    0.04      0.04          0.03
                                                              ------------------------------------
Total from Investment Operations............................    0.04      0.04          0.03
                                                              ------------------------------------
Dividends from Net Investment Income (Loss).................    0.04      0.04          0.03
                                                              ------------------------------------
Total Distributions.........................................    0.04      0.04          0.03
                                                              ------------------------------------
Net Asset Value, End of Period..............................  $ 1.00    $ 1.00        $ 1.00
                                                              ------------------------------------
Total Return(D).............................................    4.11%     3.94%         2.95%(B)
Net Assets End of Period (In Thousands).....................  $5,980    $1,344        $  394
Ratio of Expenses to Average Net Assets.....................    1.55%     1.55%         1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................    1.79%     1.73%         1.88%(A)
Ratio of Net Investment Income to Average (Loss) Net
 Assets.....................................................    4.09%     3.85%         4.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................    3.85%     3.68%         3.90%(A)

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
MONEY MARKET FUND (CLASS C)                                   DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $ 1.00
Net Investment Income (Loss)................................         0.02
                                                                   ------
Total from Investment Operations............................         0.02
                                                                   ------
Dividends from Net Investment Income (Loss).................         0.02
                                                                   ------
Total Distributions.........................................         0.02
                                                                   ------
Net Asset Value, End of Period..............................       $ 1.00
                                                                   ------
Total Return(D).............................................         2.86%(B)
Net Assets End of Period (In Thousands).....................       $1,021
Ratio of Expenses to Average Net Assets.....................         1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         3.85%(A)

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
G Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following descriptions of the Funds are intended to help you select the Fund which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Fund.

The investment objectives of each Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund.

                                  EQUITY FUNDS

Under normal market conditions, at least 65% of the net asset value of the nine Equity Funds will be invested in common equity securities. The remainder of the Equity Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Global Financial Services, Small Company Growth and Small Company Value Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Financial Services Fund, may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs. The Global Financial Services Fund may invest over 50% of its assets in foreign securities. No Fund may invest more than 10% of its net assets in illiquid, including restricted, securities. As noted below, the International Growth Fund invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                  GROWTH FUND

The objective of the Growth Fund is appreciation of capital primarily through investments in common stocks. The Fund's common stock selection emphasizes those companies having growth characteristics, but the Fund's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                             GROWTH AND INCOME FUND

The objective of the Growth and Income Fund is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Fund seeks this objective primarily through capital appreciation with income as a secondary consideration. The Fund will invest in securities of companies which the Fund Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Fund will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Fund will meet its objective, the securities held in the Growth and Income Fund will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                      THE ENTERPRISE Group of Funds, Inc.

                                  EQUITY FUND

The investment objective of the Equity Fund is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Fund Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Fund Manager's intention to invest in securities of companies which in the Fund Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Fund's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The Fund will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

                               EQUITY INCOME FUND

The objective of the Equity Income Fund is a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in income-producing equity securities.

The Fund's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Fund invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                           CAPITAL APPRECIATION FUND

The objective of the Capital Appreciation Fund is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Fund invests primarily in common stocks of companies which meet the Fund Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Fund attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                           SMALL COMPANY GROWTH FUND

The Small Company Growth Fund seeks capital appreciation and invests primarily in common stocks of small capitalization companies believed by the Fund Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Fund will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the option of the Fund Manager, there may be times when the shareholder's best interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Fund's assets in convertible securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and convertible securities of small capitalization companies (market capitalization of up to $1 billion). At certain

                      THE ENTERPRISE Group of Funds, Inc.

times that percentage may be substantially higher. Securities will be sold when the Fund Manager believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Fund may from time to time realize short-term gains or losses. The Fund will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index.

                            SMALL COMPANY VALUE FUND

The objective of the Small Company Value Fund is maximum capital appreciation, primarily through investment of at least 65% of Fund assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Fund intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Fund Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

                           INTERNATIONAL GROWTH FUND

The objective of the International Growth Fund is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

It is a fundamental policy of the Fund that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Fund Manager's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Fund Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Fund Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Fund's performance. The Fund Manager may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Fund Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

The benchmark for the Fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven, broad based index

                      THE ENTERPRISE Group of Funds, Inc.

which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Fund Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Fund Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Fund Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.

                         GLOBAL FINANCIAL SERVICES FUND

The investment objective of the Global Financial Services Fund is capital appreciation. The Fund seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in financial services companies.

For Fund purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.

The Fund will concentrate its investments in the financial services industry. This policy may not be changed without the approval of a majority of the Fund's shareholders.

The Fund Manager seeks to maximize returns by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

                                  INCOME FUNDS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                           GOVERNMENT SECURITIES FUND

The objective of the Government Securities Fund is current income and safety of principal primarily from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Fund that under normal conditions at least 80% of the value of its net assets (or at least 65% of total assets) will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

                      THE ENTERPRISE Group of Funds, Inc.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Fund may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Fund's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Fund Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Fund Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks."

As described in "Certain Investment Techniques and Associated Risks," the Fund may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                              HIGH-YIELD BOND FUND

The objective of the High-Yield Bond Fund is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of the value of its total net assets (at least 65% of gross assets) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Fund invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds," may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks."

The Fund's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible

                      THE ENTERPRISE Group of Funds, Inc.

debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks."

                             TAX-EXEMPT INCOME FUND

The objective of the Tax-Exempt Income Fund is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified portfolio of long-term investment grade municipal bonds.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Fund invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Fund, is not includable in gross income for federal income tax purposes, and not subject to the alternative minimum tax. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) for notes; commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks."

The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Fund will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                                 FLEXIBLE FUND

                                  MANAGED FUND

The objective of the Managed Fund is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Fund may invest will be the same as those in which the Equity Funds invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Fund will also invest in high quality short-term money market and cash equivalent

                      THE ENTERPRISE Group of Funds, Inc.

securities and may invest almost all of its assets in such securities when the Fund Manager deems it advisable in order to preserve capital. In addition, the Fund may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective.

                               MONEY MARKET FUND

The investment objective of the Money Market Fund is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Fund Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value would be invested in such securities.

                      THE ENTERPRISE Group of Funds, Inc.

After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar-weighted average maturity of the Money Market Fund will be 90 days or less.

All investments of the Money Market Fund will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any NRSRO, or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                               CERTAIN INVESTMENT
                             SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

The Equity Funds seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Funds and the net asset value of their shares to fluctuate based on market conditions.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. For a discussion of these risks, please refer to "Foreign Currency Values and Transactions."

                   GENERAL RISKS ASSOCIATED WITH INCOME FUNDS

Although the Income Funds seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net

                      THE ENTERPRISE Group of Funds, Inc.

asset value of shares in the Income Funds. The value of debt obligations has an inverse relationship with prevailing interest rates.

                  GENERAL RISKS ASSOCIATED WITH FLEXIBLE FUND

The foregoing types of risks associated with equity and income funds also apply to flexible funds.

                         GENERAL RISKS ASSOCIATED WITH
                         GLOBAL FINANCIAL SERVICES FUND

As stated above, the Global Financial Services Fund will concentrate its investments in the financial services industry. As a result, market and economic conditions and other risk factors particular to the financial services industry will affect the Fund more than other mutual funds that are not similarly concentrated. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates.

Financial services companies are subject to extensive government regulation which may limit their activities and adversely affect their profitability. Some financial services companies, e.g., insurance companies, are also subject to severe market share competition and price competition. The removal of regulatory barriers to entry into certain segments of the financial services industry may increase competitive pressures on some companies. Financial services companies in foreign countries are subject to similar regulatory concerns and risk factors as domestic companies. Foreign companies, however, may face governmental controls on interest rates, price and currency movements, and credit availability. In addition, some foreign governments have taken steps to nationalize banks and other financial services companies.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Fund are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Fund's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

                      THE ENTERPRISE Group of Funds, Inc.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Funds."

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities tradeover a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Manager (subject to the oversight of the Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Fund Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds.

                      THE ENTERPRISE Group of Funds, Inc.

Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Fund. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher-rated, investment-grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Fund has invested be redeemed or called during such an interest rate environment, the Fund would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Fund. In addition, such redemptions or calls may reduce the High-Yield Bond Fund's asset base over which the Fund's investment expenses may be spread.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

                      THE ENTERPRISE Group of Funds, Inc.

                                FUND COMPOSITION

As of March 31, 1998, the High-Yield Bond Fund consisted of securities classified as follows:

                                     PERCENTAGE OF
CATEGORY                                 FUND
BB.................................       23%
B..................................       71%
CCC................................        1%
Non-rated*.........................        5%

---------------

* Equivalent ratings for these securities would have been B.

                                     REITS

Each Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Fund Managers, other than for the Money Market Fund, may engage in the following hedging transactions to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds. Unless otherwise indicated, a Fund will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets taken at current value.

                               CERTAIN SECURITIES

The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Fund's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Fund, the High-Yield Bond Fund, and the Government Securities Fund may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Funds, other than the Money Market Fund, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Funds may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

                      THE ENTERPRISE Group of Funds, Inc.

Generally, such a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Funds, except the Government Securities Fund and the Money Market Fund, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Funds, except the Government Securities Fund and Money Market Fund, may write covered put options. The Fund will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of the value of the Fund in Puts.

                               FUTURES CONTRACTS

All Funds may, other than the Money Market Fund, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Fund's securities or currencies held in the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date. Alternatively, the Funds may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict move-

                      THE ENTERPRISE Group of Funds, Inc.

ments in stock, bond, currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Funds may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P
500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Fund investments from interest rate fluctuations, the Funds may engage in interest rate swaps. The Funds tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Fund's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Fund and the Global Financial Services Fund (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Fund may incur costs in connection with conversions between various currencies.

The normal currency allocation of the International Growth Fund is identical to the currency mix of the

                      THE ENTERPRISE Group of Funds, Inc.

Benchmark. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Fund may actively deviate from such normal currency allocations to take advantage of or to protect the Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Fund Manager based upon its research.

To manage exposure to currency fluctuations, the Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the Fund will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Fund's total assets.

                              MASTER DEMAND NOTES

All Funds may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a

                      THE ENTERPRISE Group of Funds, Inc.

commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Funds may enter into repurchase agreements having maturities of one business day. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Fund Managers, subject to the overall review by the Fund's Directors and the Adviser, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily, other than those entered into by the Money Market Fund, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

Each Fund may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, the International Growth Fund will invest primarily in foreign securities and the Global Financial Services Fund may invest 50% or more of its total assets in such securities. All other Funds, except the Government Securities Fund, the Tax-Exempt Income Fund and the Money Market Fund, may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored ADRs, and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Adviser, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are deliv-

                      THE ENTERPRISE Group of Funds, Inc.

ered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Funds which will have a 20% limitation.

                          TEMPORARY DEFENSIVE TACTICS

Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Fund may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Fund Manager deems it appropriate to purchase or sell securities for a Fund. However, no Fund's annual portfolio turnover rate (other than the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turn-over rate is not applicable and the High-Yield Bond Fund) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities by the average investments of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Fund. Each Fund intends to elect and to comply with the various provisions of the IRC so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Funds has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Fund will: (1) as to 75% of the assets of each Fund, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the Global Financial Services, High-Yield Bond and Tax-Exempt Income Funds are not subject to this

                      THE ENTERPRISE Group of Funds, Inc.

restriction); (4) except as to the Money Market Fund (as described below) and the Global Financial Services Fund, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Fund's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions (1) and (2), each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Fund may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Fund.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Funds and may be changed only by the Board of Directors of the Fund. No Fund will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

The Managed Fund will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

No Fund may invest more than 5% of its total assets in the securities of a company that receives more than 15% of its revenues from "securities-related activities." Securities-related activities are activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after the purchase of an equity security of a securities issuer, no Fund may own more than 5% of the outstanding securities of that class of the issuer's equity securities. In addition, immediately after the purchase of any

                      THE ENTERPRISE Group of Funds, Inc.

securities issuer's debt securities, no Fund may own more than 10% of the outstanding principal amount of the issuer's debt securities.

                                HOW TO PURCHASE
                                  FUND SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees and other features. The offering of Class A, B, C and Y shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.

Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) the Class A, B and C shares bear the expenses related to distribution and servicing of such shares, (ii) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures, and
(iii) and only Class B shares have a conversion feature. The Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Funds.") The income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.

The following table sets forth a summary of the distribution arrangements for Class A, B and C shares of a Fund. A more detailed description of Class A, B and C is set forth below.

                            ANNUAL 12B-1
                            DISTRIBUTION        OTHER
            SALES CHARGE   AND SERVICE FEE   INFORMATION
            ------------   ---------------   -----------
Class
  A......  Maximum 4.75%   0.45%            Initial sales
           initial sales   distribution     charge may be
           charge (except  fee (except      waived or
           Money Market)   Money Market)    reduced in
                                            certain
                                            circumstances.
                                            $1 million
                                            purchases,
                                            pursuant to
                                            waiver of
                                            sales charge,
                                            are subject to
                                            a CDSC if
                                            redeemed
                                            within two
                                            years.
Class
  B......  CDSC for a      0.75%            Shares convert
           period of six   distribution     to Class A
           years equal to  fee and 0.25%    Shares
           5.00% during    service fee      approximately
           the first year  (except Money    eight years
           and declining   Market)          after
           to 0.00% after                   purchase.
           the sixth                        Available only
           year.                            to investors
                                            purchasing
                                            less than
                                            $250,000 in
                                            the aggregate.
Class
  C......  CDSC for a      0.75%            Available only
           period of one   distribution     to investors
           year equal to   fee and 0.25%    purchasing
           1.00%           service fee      less than
                           (except Money    $1,000,000 in
                           Market)          the aggregate.

In deciding which Class of shares to purchase, you should consider, investment goals, present and anticipated, purchase amounts, time horizons and temperaments. In addition, consideration should be given to: (1) the length of time you expect to hold your shares, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or upon redemption), (3) whether you qualify for the reduction or waiver of any applicable sales charge, (4) the various exchange privileges among different classes of shares and (5) the fact that Class B shares automatically convert to Class A shares approximately eight years after purchase. In addition, you should review certain eligibility requirements that may apply to purchasing a particular class of shares. (See, "Buying Class A Shares," "Buying Class B Shares" and "Buying Class C Shares" below.)

                      THE ENTERPRISE Group of Funds, Inc.

Initial investments per Class per Fund are subject to a minimum of $1,000, with subsequent investments made in amounts of $50 or more through the Fund's Transfer Agent or through dealers, subject to the following exceptions: (a) a lower initial minimum of $250 is accepted in connection with the Retirement Plans, with a minimum subsequent investment of $25; and (b) a lower initial minimum of $100 is accepted in connection with the Automatic Bank Draft Plan, with a minimum $25 for subsequent investments.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third-party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for seven calendar days.

For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Funds to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

Fund shares are purchased at the net asset value (plus, with the exception of the Money Market Fund Class A Shares, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

During the period from November 3, 1997, through December 31, 1997, the Distributor reallowed the full applicable sales charge to certain broker/dealers with respect to the sale of shares of the Growth and Income Fund, Equity Fund, and Small Company Growth Fund of the Fund.

BUYING CLASS A. Class A Fund shares are offered to the public at the net asset value next computed after receipt of the purchase order plus a maximum sales charge as to all Funds, other than the Money Market Fund Class A Shares, which carries no sales charge, of 4.75% of the offering price (4.99% of the amount invested) on a single purchase of up to $100,000. The sales charge is reduced on single purchases of $100,000 or more pursuant to the following table:

                                                                   DEALER
                                               SALES CHARGE       DISCOUNT
                               SALES CHARGE        AS A           OR AGENCY
                                   AS A        PERCENTAGE OF      FEE AS A
                              PERCENTAGE OF       AMOUNT        PERCENTAGE OF
                              OFFERING PRICE     INVESTED      OFFERING PRICE*
                              --------------   -------------   ---------------
Up to $99,999...............    4.75%           4.99%             4.00%
$100,000 up to $249,999.....    3.75%           3.90%             3.00%
$250,000 up to $499,999.....    2.50%           2.56%             2.00%
$500,000 up to $999,999.....    2.00%           2.04%             1.50%
$1,000,000 and up...........    None             None           See Below

---------------
* From time to time upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealer up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise.

Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if held for less than two years. The Distributor will pay authorized dealers an amount equal to 1% of the first $4.99 million of such purchases, plus .75 of 1% of amounts from $5-19.99 million, plus .50 of 1% of amounts in excess of $20 million. A CDSC of 1% will be imposed on the proceeds of the redemption of shares if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount of the lesser of (A) the net asset value of shares at the time of purchase or (B) the net value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor.

In determining the amount of purchase of Class A shares, the aggregate dollars being invested in all Funds excluding all dollars that have never been

                      THE ENTERPRISE Group of Funds, Inc.

subject to a sales charge at one time or pursuant to a Letter of Intent by the investor, are aggregated to determine the applicable sales charge.

No sales charge applies to the reinvestment of dividends or capital gains distributions, except for dividends earned on the Money Market Fund and subsequently invested in a Fund other than the Money Market Fund.

No sales charge applies to purchases of Class A shares by any of the following:
(a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The Mutual Life Insurance Company of New York ("MONY") and its subsidiaries; (d) immediate family and employee benefit plans of any of the foregoing; (e) certain employee benefit plans qualified under Sections 401 and 403 of the IRC, including salary reduction plans qualified under Section 401(k) of IRC and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; and (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the distributor which allows members to purchase shares of the Fund Class A shares at a sales load equal to 75% of the percentages in the above table, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value or at a reduced sales charge at any time.

BUYING CLASS B SHARES. Purchases of Class B shares will be processed at the net asset value next determined after receipt of your purchase order for less than $250,000. While not subject to a front-end sales charge, Class B shares may be subject to a CDSC upon redemption. If Class B shares of any Fund are redeemed within six years after the date on which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

YEARS SINCE PURCHASE ORDER OF LESS         APPLICABLE CLASS B
    THAN $250,000 WAS ACCEPTED      CONTINGENT DEFERRED SALES CHARGE
----------------------------------  --------------------------------
Up to one year..................                  5.00%
One year or more but less than 2
  years.........................                  4.00%
Two years or more but less than 3
  years.........................                  4.00%
Three years or more but less than
  4 years.......................                  3.00%
Four years or more but less than 5
  years.........................                  2.00%
Five years or more but less than 6
  years.........................                  1.00%
Six or more years...............                  None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms:
Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted

                      THE ENTERPRISE Group of Funds, Inc.

will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increased due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

REINVESTMENT PRIVILEGE. A shareholder of the Fund who redeems Shares and incurs a contingent deferred sales charge ("CDSC") may utilize a one-time privilege to reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the same Class of the Fund within 180 days of redemption. The amount of any CDSC also will be reinvested. The reinvested shares will retain their original cost and purchase date for the purposes of the CDSC. The return of such CDSC may affect determination of gain or loss or the original transaction for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

EXEMPTIONS FROM CLASS A, B AND C CDSC. No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Enterprise Fund, other than the Class A Money Market Fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

The CDSC does not apply to purchases of Class A shares at net asset value described under "Net Asset Value Purchases" above and will be waived in the

                      THE ENTERPRISE Group of Funds, Inc.

case of redemptions of Class A, B or C shares in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC Section 408(a), deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the value of the account (only for Class B shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B shares if within 180 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Enterprise Fund.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Enterprise Fund although a CDSC will be imposed on shares of the acquired Enterprise Fund purchased by exchange of shares subject to a CDSC. The imposition of an assessment of a CDSC will occur as of the date of the initial investment.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchase of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described above in "How to Buy Class A Shares."

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

OTHER DEALER COMPENSATION. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

HOW THE NET ASSET VALUE IS COMPUTED. The net asset value per share for each Class of each Fund of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Fund may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price.

                      THE ENTERPRISE Group of Funds, Inc.

Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Fund are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value. The Money Market Fund will not maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

SHARE CERTIFICATES. The Fund does not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Fund to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Fund) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains. This does not apply to Money Market Fund dividends invested in another Fund.

                           AUTOMATIC BANK DRAFT PLAN

An investor's bank account may be debited monthly for automatic investment into one or more of the Funds for each Class.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Fund Account of a Class on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

                          LETTER OF INTENT INVESTMENTS

Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount

                      THE ENTERPRISE Group of Funds, Inc.

indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. Class A investors wishing to enter into a Letter of Intent in conjunction with their investment in shares of the Funds should complete the appropriate portion of the new account application.

                         RIGHT OF ACCUMULATION DISCOUNT

Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Funds of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Fund Shares" above on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor whether as a single investor or trustee of a plan will be aggregated upon notification of applicable accounts from the investor.

                                 CHECK WRITING

Investors in the Money Market Fund Class A Shares with opening balances in excess of $5,000 may redeem shares by check (a Redemption Check), as described under "Redemptions" below.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                           SYSTEMATIC WITHDRAWAL PLAN

The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The payee may include a life insurance company, including MONY, the parent of Enterprise Capital. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed on the fifteenth day of the month or the preceding business day if the fifteenth is a Saturday or Sunday. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. Enterprise will waive the contingent deferred sales charge on redemptions of Class B and C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan, IRA and other retirement plans funded

                      THE ENTERPRISE Group of Funds, Inc.

by Fund shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Funds of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                     FUNDS

An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

EXCHANGES OF CLASS A SHARES. You may exchange your Class A shares for Class A shares of any other Enterprise Fund. Class A shares of any Enterprise Fund cannot be exchanged for Class B, C or Y shares of any other Enterprise Fund.

EXCHANGES OF CLASS B SHARES. Class B shares of all Enterprise Funds are exchangeable for Class B shares of any other Enterprise Fund. Class B shares of any Enterprise Fund cannot be exchanged for Class A, C or Y shares of any other Enterprise Fund.

EXCHANGE OF CLASS C SHARES. Class C shares of all Enterprise Funds are exchangeable for Class C shares of any other Enterprise Fund. Class C shares of any Enterprise Fund cannot be exchanged for Class A, B or Y shares of any other Enterprise Fund.

Exchanges may be directed by:

1. calling:  Enterprise Shareholder Services
             1-800-368-3527

2. writing:  Enterprise Shareholder Services
             P.O. Box 419731
             Kansas City, MO 64141-6731

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

To exchange by letter, state the name of the Fund you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Fund until funds have been held in that Fund for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Fund Manager that immediate

                      THE ENTERPRISE Group of Funds, Inc.

settlement would harm the Fund. Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Fund into which the exchange will occur. See "Investment Objectives and Policies of the Funds." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                  FUND SHARES

Any shareholder may require the Fund to redeem his or her shares in any Fund. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; (3) by wire, if the appropriate request forms have been submitted; or (4) as to the Class A Money Market Fund, by check writing. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit

                      THE ENTERPRISE Group of Funds, Inc.

union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (Eastern time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                                 CHECK WRITING

A check redemption feature is available on the Money Market Fund Class A shares in accounts with opening balances of more than $5,000. Redemption Checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five Redemption Checks per month may be written without charge. Each additional Redemption Check over five in any given month will be subject to a $5 fee. Redemption Checks are free and may be obtained by contacting Enterprise Shareholder Services, at the telephone number or address set forth above. A $25 fee will be imposed on any account for stopping payment of a Redemption Check upon request by the shareholder. It is not possible to use a Redemption Check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a contingent deferred sales charge as described below. The amount of the check will be honored in full only if there are sufficient funds available in the account to cover the fee amount of the check plus applicable contingent deferred sales charge, if any.

                      CONTINGENT DEFERRED SALES CHARGE --
                       LARGE ORDER NAV PURCHASE PRIVILEGE

A contingent deferred sales charge of 1% may be imposed upon redemption of Class A shares that are purchased in an amount in excess of $1,000,000 if they are redeemed within two years of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions (other than redemption of the entire plan) by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code
Section 457; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and (d) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

                      THE ENTERPRISE Group of Funds, Inc.

                      CONTINGENT DEFERRED SALES CHARGE --
                              CLASS B AND C SHARES

A contingent deferred sales charge may be imposed upon redemption of Class B and C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B and C shares. Appreciation is the difference between the share cost of the lot (net asset value at time of purchase) and the current price at the time of redemption multiplied by the number of shares redeemed. Redemption must occur to realize appreciation.

The contingent deferred sales charge will be waived: (a) in the event of total disability (as evidenced by a determination of the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of shares being redeemed; (b) in the event of the death of the shareholder (including registered joint owner); (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special
Features -- Systematic Withdrawal Plan" above); and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2.

The CDSC charge B shares is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                   CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE     SALES CHARGE
---------------------------------  -------------------
First..........................             5%
Second.........................             4%
Third..........................             4%
Fourth.........................             3%
Fifth..........................             2%
Sixth..........................             1%

The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor takes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the $6,000 in share value, the contingent deferred sales charge would be payable only with respect to $5,000 because neither the $500 of reinvested dividends nor the $500 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($200) because it was in the second year after the purchase was made.

Class C shares are subject to a 1.00% CDSC for one year from the date the order is received.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a daily basis. The period of ownership for this purpose begins the first day in which the order for the investment is received. For example, a Class B investment made in June, 1996 will be eligible for the 4% charge if redeemed on or after June 1, 1997. In the event no specific order is requested, the redemption will be made first from shares representing dividends and then from the earliest purchase of shares.

                             REDEMPTIONS -- GENERAL

The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Fund should considerations and the size of the Fund require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                      THE ENTERPRISE Group of Funds, Inc.

                               DISTRIBUTION PLANS

Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the distribution of shares of the Fund and an account maintenance fee for shareholder servicing.

CLASS A SHARES. Class A shares of each Fund (except Money Market Fund) pay the Distributor an account maintenance and distribution fee at the annual rates of
 .45% of each Fund's average daily net assets attributable to Class A shares.

CLASS B SHARES. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of .75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of .25% of each Fund's average daily net assets.

CLASS C SHARES. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of .75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of .25% of each Fund's average daily net assets attributable to Class C shares.

USE OF DISTRIBUTION AND ACCOUNT MAINTENANCE FEES. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Fund's expenses from what they would otherwise be. The Board reviews the Fund's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Fund. The SAI contains more information about the Adviser's Agreement and the Plans.

In addition to distribution and account maintenance fees paid by the Fund under Class A, Class B and Class C Plans, Enterprise Capital (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance

                      THE ENTERPRISE Group of Funds, Inc.

Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Fund's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Funds other than the Money Market Fund, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Fund are based on the Fund's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Fund for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of a Fund's total return disclose the Fund's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Fund's inception. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Fund shares (other than the Money Market Fund) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Fund in the future. In addition, the Income Funds' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Funds' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Funds, but also on the changes in the current value of such securities and on changes in the Funds' expenses. For narrative discussions of the Fund's performance including graphs comparing Funds to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                      THE ENTERPRISE Group of Funds, Inc.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of the Adviser, the various Fund Managers and the Distributor under the Investment Adviser's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Funds. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with the Adviser which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers discussed below. The Adviser acts as the Fund Manager for the Money Market Fund. It is the Adviser's responsibility to select, subject to the Board of Directors' review and approval, Fund Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. The Adviser is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.

The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager's Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager's Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager's Agreements that occur under these arrangements.

The Adviser is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. The Adviser is a subsidiary of MONY, one of the nation's largest insurance companies. The Adviser, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Fund. The Adviser also serves as investment adviser to Enterprise Accumulation Trust which had assets of $4.2 billion at March 31, 1998. Performance of similar portfolios of Enterprise Accumulation Trust may differ from the Fund due to a number of factors including the size of the Funds, investment cash flows and redemptions. The Adviser's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, the Adviser has undertaken to review each of its internal systems and obtain assessments from each service provider, including Fund Managers, of Year 2000 issues which could potentially impact services to the Fund. The Adviser is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Adviser has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Adviser does not anticipate any material expenditures for monitoring Year 2000 issues.

                                 FUND MANAGERS

The following sets forth certain information about each of the Fund Managers, the annual rate of compensation as a percentage of the Fund's net assets paid

                      THE ENTERPRISE Group of Funds, Inc.

to the Adviser ("Management Fee") and the portion of the Management Fee that the Adviser pays to the respective Fund Managers. Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $275 billion for all clients, including The Enterprise Group of Funds.

                                  GROWTH FUND

The Fund Manager of the Growth Fund is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Fund, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day-to-day investment management of the Fund and has more than 30 years' experience in the investment industry. He has been President of Montag & Caldwell for more than 26 years and has served as Fund Manager since inception. Total assets under management for all clients at March 31, 1998, approximated $20.6 billion. Usual investment minimum: $40 million. Representative clients include: Black & Decker, Bristol-Myers Squibb and Wake Forest University. The management fee paid by the Growth Fund is .75% of net assets, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.

                             GROWTH AND INCOME FUND

The Fund Manager of the Growth and Income Fund is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Fund and has more than 30 years' experience in the investment industry. He has served as President and Chief Investment Officer of RSI since 1989. Total assets under management for RSI were $549.7 million as of March 31, 1998. The management fee is .75%, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% on the next $100,000,000; and
 .20% for assets greater than $200,000,000.

                                  EQUITY FUND

The Fund Manager of the Equity Fund is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Fund. Ms. Rominger has more than 19 years' experience in the investment industry and has been Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President. The Fund Manager had approximately $67.6 billion under management as of March 31, 1998. Usual investment minimum is $20 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. The annual management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $100,000,000 and .30% thereafter.

                               EQUITY INCOME FUND

The Fund Manager of the Equity Income Fund is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Fund and has more than 34 years' experience in the investment industry. He has served as President of 1740 Advisers since 1974. Total assets under management (for the Equity Income Fund and all other accounts managed) at March 31, 1998, were approximately $1.8 billion. Usual investment mini-

                      THE ENTERPRISE Group of Funds, Inc.

mum: $20 million. The management fee paid by the Equity Income Fund is .75% of net assets, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; and .25% on the next $100,000,000; and .20%
thereafter.

                           CAPITAL APPRECIATION FUND

The Fund Manager of the Capital Appreciation Fund is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey
J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Fund. He has more than 25 years' experience in the investment industry. He has been Managing Director of PIC since 1972. As of March 31, 1998, total assets under management for all clients were $18.3 billion. Usual investment minimum: $5 million. Representative clients include:
Pennsylvania State Employees Retirement System, Kansas Public Employees Retirement System and United Methodist Church Board of Pensions. The management fee is .75% and the Fund Manager receives .50% for assets under management of that fee up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and
 .30% thereafter.

                           SMALL COMPANY GROWTH FUND

The Fund Manager of the Small Company Growth Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Pilgrim Baxter is a wholly owned subsidiary of United Asset Management, Inc. Its offices are at 825 Duportail Road, Wayne, Pennsylvania 19087. Michael D. Jones, Fund Manager/Analyst, is responsible for the day-to-day management of the Fund and Gary Pilgrim, Chief Investment Officer, acts as co-manager. They have more than 40 years' combined experience in the investment industry. Mr. Pilgrim and Mr. Jones have been employed in their present positions by Pilgrim Baxter since 1982 and 1995, respectively. Mr. Jones previously served as Portfolio Manager at Bank of New York from 1990-1995. As of March 31, 1998, total assets under management for all clients were $13.4 billion. Usual investment minimum: $20 million. The management fee is 1.00% and the Fund Manager receives .65% for assets under management of that fee up to $50,000,000; and .55% for assets under management for the next $50,000,000; and
 .45% for assets thereafter.

                            SMALL COMPANY VALUE FUND

The Fund Manager of the Small Company Value Fund is Gabelli Asset Management Company. Gabelli is a wholly owned subsidiary of Gabelli Funds, Inc. Its offices are located at One Corporate Center, Rye, New York 10580. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception and is responsible for the day-to-day management of the Fund. He has more than 27 years' experience in the investment industry. As of March 31, 1998, total assets under management for all clients were $7.2 billion. Usual investment minimum is $1 million. The management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $1 billion and .30% for assets in excess of $1 billion.

                           INTERNATIONAL GROWTH FUND

The Fund Manager of the International Growth Fund is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of UBS AG (United Bank of Switzerland). Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Fund is performed by a committee. The Global Equity Committee is chaired by Richard Carr, Managing Director, who has more than 32 years' experience in the investment industry. As of March 31, 1998, Brinson's assets under management for all clients approximated $98 billion. Usual investment minimum: $25 million. The management fee is .85%, and the Fund Manager receives .45% for assets under management up to $100,000,000; .35% for assets under management from $100,000,000 to

                      THE ENTERPRISE Group of Funds, Inc.

$200,000,000; .325% for assets from $200,000,0000 to $500,000,000; and .25% for assets greater than $500,000,000.

                         GLOBAL FINANCIAL SERVICES FUND

The Fund Manager of the Global Financial Services Fund is Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"). Sanford Bernstein's address is 767 Fifth
Avenue, New York, New York 10153-0185. Sanford Bernstein was established in 1967 and as of June 30, 1998, had $78 billion in assets under management. Day-to-day management of this Fund is performed by a committee. Sanford Bernstein's Global Investment Policy Group is chaired by Andrew S. Adelson, who has more than 20 years' experience in the investment industry. The management fee is .85% of average daily net assets, and of that fee, the Fund Manager receives .50% for assets up to $100 million; .40% for assets from $100 million to $300 million;
 .30% for assets from $300 million to $500 million; and .25% for assets over $500 million.

                           GOVERNMENT SECURITIES FUND

The Fund Manager of the Government Securities Fund is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Fund and have more than 35 years' combined experience in the investment industry. They joined TCW in 1987 and 1985, respectively, as Managing Directors. As of March 31, 1998, TCW and its affiliated companies had approximately $51.6 billion under management or committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The management fee is .60% and the Fund Manager receives .30% for assets under management of that fee up to $50,000,000 and .25% for assets under management greater than $50,000,000.

                              HIGH-YIELD BOND FUND

The Fund Manager of the High-Yield Bond Fund is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Fund. He has more than 29 years' investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Executive Officer. Caywood-Scholl provides investment advice with respect to high-yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $807 million. Usual investment minimum: $1 million. The management fee is .60%, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000 and .25% for assets above $100,000,000.

                             TAX-EXEMPT INCOME FUND

The Fund Manager of the Tax-Exempt Income Fund is MBIA Capital Management Corp. ("MBIA"). It is a wholly owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Fund is performed by Robert M. Ohanesian, President and Chief Investment Officer; and Gary S. Meserole, CFA, Vice President and Fund Manager, who have combined experience of more than 38 years in the investment industry. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management. Mr. Meserole joined MBIA in 1995 and previously served as Vice President of MBIA Insurance Corporation. As of March 31, 1998, assets under management for all clients approximated $11.5 billion. Usual investment minimum:
$10 million. The management fee is .50% and the Fund

                      THE ENTERPRISE Group of Funds, Inc.

Manager receives .15% for assets under management of that fee.

                                  MANAGED FUND

The Fund Manager of the Managed Fund is OpCap Advisors, a majority-owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Fund. He has more than 24 years' investment industry experience and has served as Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President. As of March 31, 1998, Oppenheimer Capital and its affiliates had over $67.6 billion under management. Its usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $100,000,000 and .30% for assets in excess of $100,000,000.

                               MONEY MARKET FUND

The Fund Manager of the Money Market Fund is Enterprise Capital, a wholly owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Fund. Day-to-day management of the Fund is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Fund Manager on May 1, 1992. Total Fund assets at March 31, 1998, approximated $95 million. The management fee is
 .35%.

                              PAYMENT OF EXPENSES

The Investment Adviser's Agreement obligates the Adviser to provide investment advisory services to the Funds of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Fund either on the basis of its asset size, on the basis of special needs of such Fund, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Fund's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Funds.

The Adviser has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998, and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; Growth and Income (A) 1.50%; (B) 2.05%; (C) 2.05%; Equity (A) 1.60%; (B) 2.15%; (C) 2.15%; Equity
Income (A) 1.50%; (B) 2.05%; (C) 2.05%; Capital Appreciation (A) 1.75%; (B)
2.30%; (C) 2.30%; Small Company Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; Small
Company Value (A) 1.75%; (B) 2.30%; (C) 2.30%; International Growth (A) 2.00%;
(B) 2.55%; (C) 2.55%; Government Securities (A) 1.30%; (B) 1.85%; (C) 1.85%;
High-Yield Bond (A) 1.30%; (B) 1.85%; (C) 1.85%; Tax-Exempt Income (A) 1.10%;
(B) 1.65%; (C) 1.65%; Managed (A) 1.75%; (B) 2.30%; (C) 2.30%; and Money Market
(A) 0.70%; (B) 0.70%; (C) 0.70%. The Fund Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

The Adviser and the Fund entered into agreements pursuant to which the Adviser advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Fund;

                      THE ENTERPRISE Group of Funds, Inc.

$34,116 of expanding the series to include a Managed Fund; and $40,378 for expanding the series to include an Equity Fund and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Fund, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Fund have total net assets of $5 million or more. Each Fund has commenced such payments.

                                     TAXES

Each Fund of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company' and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the income and capital gains distributed to shareholders.

Dividends declared out of a Fund's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends (excluding capital gain dividends, as defined in the IRC) received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International Growth Fund are not expected to be eligible for dividends received deductions.

Distributions declared out of a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Recent legislation created several classes of capital gains.

The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to provide a tax identification number to the trustee or custodian and funds are not rolled over.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, how-

                      THE ENTERPRISE Group of Funds, Inc.

ever, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 30 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

                             TAX-EXEMPT INCOME FUND

Dividends derived from interest on Municipal Securities and designated by the Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Fund declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

Any loss realized on this sale or exchange of shares of the Tax-Exempt Income Fund held for six months or less will be disallowed to this effect of any tax-exempt interest dividend received with respect to such shares.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Fund representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is

                      THE ENTERPRISE Group of Funds, Inc.

impossible to determine the effective rate of foreign tax in advance since the amount of these Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that the International Growth Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the IRC to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

                                   EXCISE TAX

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Fund of the Fund intends to comply with such distribution requirements and thus does not expect to incur the 4% nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Fund's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the estimated expenses of such Fund.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made annually. Dividends from investment income of the Equity Funds (except the Equity Income Fund) and Managed Fund are declared and paid annually. Dividends on the Equity Income Fund are paid semiannually.

                      THE ENTERPRISE Group of Funds, Inc.

Dividends from investment income of the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of the Adviser and the Board of Directors of the Fund.

The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, the Adviser, and the respective Fund Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

                                    GENERAL
                                  INFORMATION

                            ORGANIZATION OF THE FUND

The Fund was incorporated January 2, 1968, as Alpha Fund, Inc., and its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and it expanded into a series fund and Alpha Fund became the Growth Fund of the Fund. The Money Market Fund was added commencing May 1, 1990; the Small Company Value Fund was added commencing October 1, 1993; the Managed Fund was added commencing October 3, 1994; the Growth and Income Fund, Equity Fund and Small Company Growth Fund were added on May 1, 1997; and the Global Financial Services Fund was added commencing October 1, 1998. Class B and Y shares were established May 1, 1995. Class C shares were established on May 1, 1997. The Fund is a Maryland corporation. Each Fund of the Fund in the series is diversified, as that term is defined in the Investment Company Act of 1940.

                            OTHER CLASSES OF SHARES

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class A, Class B and Class C shares are the only classes of shares offered by this Prospectus. Class Y shares are only available to certain institutional purchasers of $1 million or more, and to The Mutual of New York Employee 401(k) Plan and the Enterprise Capital Management, Inc. 401(k) Plan. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. or other financial institutional buyer. Wrap account clients of broker/dealers, former Retirement System Fund Inc. shareholders, and direct referrals of Fund

                      THE ENTERPRISE Group of Funds, Inc.

Managers are offered Class Y shares at a lower minimum purchase amount.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into thirteen series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth under "How to Redeem Fund Shares."

                                 VOTING RIGHTS

Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Fund's shareholders have the right to vote on the election of Directors of the Fund and on any and all other matters on which, by law or the provisions of the Fund's bylaws, they may be entitled to vote.

Each series (i.e., Fund) of the Fund is further divided into four classes of shares: Class A, Class B, Class C and Class Y. Class A, Class B, Class C and Class Y shares represent interests in the same assets of a Fund and are identical in all respects, except that Class A and Class B, and Class C shares bear certain expenses related to distribution and servicing of such shares.

On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

The Fund and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Fund, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                                DISBURSING AGENT

State Street Bank & Trust Company of Boston, Massachusetts, acts as Custodian of the Fund's assets.

National Financial Data Services, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts, and DST Systems, Inc. of Kansas City, Missouri.

                            REPORTS TO SHAREHOLDERS

The Fund sends to all its shareholders annual and semiannual reports, including a list of investment securities held in the Funds.

                      THE ENTERPRISE Group of Funds, Inc.

                                    APPENDIX

                      DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

                   FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while

                      THE ENTERPRISE Group of Funds, Inc.

variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      THE ENTERPRISE Group of Funds, Inc.

(ENTERPRISE LOGO)
                                                      Mail to: The Enterprise Group of Funds, Inc.
                                                      P.O. Box 419731
                                                      Kansas City, MO 64141-6731
                                                      Make check payable to: The Enterprise Group of Funds, Inc.
                                                      For assistance call Enterprise Shareholder Services:
                                                      1-800-368-3527

NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------


 1        TYPE OF ACCOUNT (PLEASE PRINT OR TYPE)
                                                              [ ] JOINT
          [ ] INDIVIDUAL
                                                              SSN# ---------------------------------------
          Name ---------------------------------------------
          Joint Registrant (if any)
          Name ---------------------------------------------
          (Note: Use only the social security number of the first listed joint tenant)

--------------------------------------------------------------------------------

          [ ] UNIFORM GIFT TO MINORS or  [ ] UNIFORM TRANSFER TO MINORS
          Name of Adult Custodian (only one permitted)
          ---------------------------------------------------------------------
          Name of Minor (only one permitted)
          ------------------------------------------------------------------------------
          Minor's Date of Birth                   Minor's Social Security Number
          ------------------                      ------------------------------------------
          under the ------------------------------ Uniform Gifts/Transfers to Minors Act
                   State of Residence of Minor

--------------------------------------------------------------------------------

          [ ] CORPORATION              [ ] PARTNERSHIP              Taxpayer ID#
                                                                    -----------------------------------------------
                                                                    or
          [ ] TRUST                    [ ] OTHER                    Social Security #
                                                                    --------------------------------------------
          Name of Corporation, Partnership, Trust or Other
          ------------------------------------------------------------------
                                                           -----------------------------------------------------------------
          Name of Trustee(s) (if Trust)
          -------------------------------------------------------------------------------------
          Date of Trust Agreement (if Trust)
          --------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 2        MAILING ADDRESS
          Street or PO Box
          --------------------------------------------------------------------------------------------------
                                                                   State ------------------     Zip Code ----------------
          City
          ------------------------------------------------------
          Daytime Telephone ---------------------------------------

--------------------------------------------------------------------------------


 3        INVESTMENT INFORMATION (IF NO CLASS INDICATED, INVESTMENT WILL BE MADE IN CLASS A SHARES)
          TOTAL DOLLARS INVESTED $ ___________  ($1000 MINIMUM PER CLASS PER FUND)
                                                                              CLASS OF SHARES (CHECK ONE)
                                                                                A          B          C
                                           Growth                              [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Growth and Income                   [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Equity                              [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Equity Income                       [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Capital Appreciation                [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Small Company Growth                [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Small Company Value                 [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           International Growth                [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Global Financial Services           [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Government Securities               [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           High-Yield Bond                     [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Tax-Exempt Income                   [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Managed                             [ ]        [ ]        [ ]
          $  ____________  or  _____  %
                                           Money Market                        [ ]        [ ]        [ ]
          $  ____________  or  _____  %

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 4        CUMULATIVE QUANTITY DISCOUNT
          The following previously established Class A Enterprise Fund
          Accounts qualify for inclusion with the account established hereby under the Cumulative Quantity Discount (Right of Accumulation) provisions of the Prospectus for a reduced sales charge. (see terms and conditions in Prospectus)
          Account number(s) and registration:
          1. ---------------------------------------------------------
          2. ---------------------------------------------------------
          3. ---------------------------------------------------------

--------------------------------------------------------------------------------


 5        LETTER OF INTENT -- OPTIONAL
          (see terms and conditions in Prospectus) Class A Shares only
          Although I am not obligated to do so, it is my intention to invest over a 13 month period in shares of one or more of
          the above funds an aggregate amount of at least equal to
          that which is checked below:
          [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000
          or more
          Each purchase will be made at the then reduced offering
          price applicable to the amount checked above, as described in the Prospectus. By completing this Letter of Intent and signing this application below, I agree to the terms and
          conditions of the Letter of Intent and Escrow Account set
          forth in the Prospectus.
          In making purchases under this letter, the following are the related accounts on which reduced offering prices are to
          apply:

          Account number(s) and registration:

          1. ---------------------------------------------------------
          2. ---------------------------------------------------------

--------------------------------------------------------------------------------

 6        DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
          [ ]     All distributions automatically reinvested
          [ ]     Income in cash, capital gains reinvested
          [ ]     Income reinvested, capital gains in cash
          [ ]     All distributions in cash by check
                  All distributions in cash, sent to bank account of record
          [ ]     (must complete Section 11)
                  Invest my income/capital gains (please circle one or both)
                  From the --------------------------- fund(s)
                  Into the --------------------------- fund (this account is subject to the $1,000 minimum)

--------------------------------------------------------------------------------

 7        TELEPHONE EXCHANGE PRIVILEGE AND/OR TELEPHONE REDEMPTION PRIVILEGE
          Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange or redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Enterprise Funds current Prospectus. I understand that the exchange privilege is only available for exchanges within the same class of shares.
          [ ] I DO NOT WANT THE TELEPHONE EXCHANGE               [ ] I DO NOT WANT THE TELEPHONE REDEMPTION
            PRIVILEGE                                              PRIVILEGE
          Redemptions by telephone must be for an amount less than $50,000 and will be sent by check via U.S. Mail to the address of record, or sent to the bank of record, if Section 7 is completed with bank instructions.
          Redemptions of Class B and C shares may be subject to a contingent deferred sales charge, as set forth in the Enterprise Funds Prospectus.
          Neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its Transfer Agent fail to utilize reasonable procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------


 8        SIGNATURES
          The undersigned warrants that I (we) have full authority to make this application, am (are) of legal age and have received and read a current Prospectus and agree to its terms. I (we) certify that the information provided on this form is correct and complete.
          Unless indicated by the box below, the account owner is not subject to backup withholding.

          [ ] The undersigned is subject to backup withholding.
          NOTE: Do not check this box indicating that you are subject to backup withholding unless you have received such notice from the Internal Revenue Service.
          ------------------------------------------------------------
          Signature of Individual, Custodian or
          Trustee                                                                 Date
          ------------------------------------------------------------
          Signature of Joint Registrant, if any     Date

--------------------------------------------------------------------------------


 9        TO BE COMPLETED BY BROKER OR DEALER
          Registered Representative Name
          ------------------------------------------------------------
          Representative Number
          ------------------------------------------------------------
          Broker/Dealer Name
          ------------------------------------------------------------
          Branch Address
          ------------------------------------------------------------
                      ------------------------------------------------
          Branch Telephone Number (     )
          ------------------------------------------------------------

--------------------------------------------------------------------------------

OPTIONAL FEATURES
--------------------------------------------------------------------------------


 10       AUTOMATIC BANK DRAFT PLAN
          With this plan, Enterprise will transfer money by ACH from your bank account to your Enterprise Fund account(s) on a
          monthly basis. The automatic bank draft plan is subject to a
          $100 minimum initial investment and a $25 minimum subsequent investment per fund.
          [ ] Invest $ ------------------ into the
          ------------------------------------------------------------
          [ ] Fund(s) on the --------- day of each month beginning
          ---------------

--------------------------------------------------------------------------------


 11       BANK ACCOUNT OF RECORD
          (Please attach a voided check to this application)
          Bank Name
          ------------------------------------------------------------
          Bank Address
          ------------------------------------------------------------
          City
          ---------------------------------------------           State
          ------------------           Zip Code ------------
          Bank ABA # ------------------------------           Bank
          Account # ---------------------------------------------
          Account Name
          ------------------------------------------------------------

--------------------------------------------------------------------------------


 12       AUTOMATIC DOLLAR COST AVERAGING PLAN (REINVEST FROM YOUR
          MONEY MARKET FUND)
          With this plan, Enterprise will transfer money directly from your Enterprise Money Market account into whichever
          Enterprise funds you choose. This plan is subject to a
          $1,000 minimum initial investment in the fund that is to be debited. You may choose to have $50 or more transferred
          within the same class of shares to either an established
          Enterprise Fund, or you may open a new account subject to an initial minimum of $100.
          [ ] Invest $ ------------------ into the
          ------------------------------------------------------------
          [ ] Fund(s) on the --------- day of each month beginning
          ---------------

--------------------------------------------------------------------------------


 13       CHECKWRITING
          (Subject to a $5,000 minimum investment and $500 minimum per check)
          (OPTIONAL -- COMPLETE FOR ENTERPRISE CLASS A MONEY MARKET
          FUND ONLY)
          If you wish to have checkwriting privileges, complete and
          sign below.
          Account Name
          ------------------------------------------------------------
                         (must be the same as Shareholder Account
          Registration)

          Authorized Signature(s)
          ------------------------------------------------------------
          ------------------------------------------------------------

          Check one:
                      --------------- All signatures required
                      --------------- One signature is required
                      --------------- Shareholder is a Trust, Corporation or other organization
                      --------------- Total number of signatures required
          In signing this signature card, the signator(s) signifies his/her agreement to be subject to the rules and regulations of State Street
          Bank and Trust Company pertaining thereto and as amended from time to time and subject to the conditions printed in the Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 14       SYSTEMATIC WITHDRAWAL PLAN
          This plan makes it easy for you to receive regular income
          from your investment, have checks deposited into your bank account, or have this income sent to a third party. Minimum account balance of $5,000 is required. For additional
          information, please see the Prospectus.
          I wish to open a systematic withdrawal account:
          [ ] In a new account established with this application
          [ ] In an existing account
          -----------------------------------------------------------
          Fund, account number and registration
          Please redeem sufficient shares on the 15(th) day of the
          month. ($100 minimum)
          [ ] Monthly amount of $ ------------------
          [ ] Quarterly amount of $ ------------------
          [ ] Annual amount of $ --------------------

          Check one:
                      [ ] Send checks to the address of registration.
                      [ ] Deposit checks into my bank account. (Section 11 of this application must be completed.)
                      [ ] Send checks to the following third party:
                      ------------------------------------------------------------
                      First Name             Middle Initial           Last Name

                      ------------------------------------------------------------
                      Street Address
                      ------------------------------------------------------------
                      City                       State                 Code Zip

                      ------------------------------------------------------------
                      Your Signature (as on account)

--------------------------------------------------------------------------------


 15       SIGNATURES
          The undersigned warrants that I (we) have full authority to elect the above options for my Enterprise Account. If this is a new account, this page must accompany a new account
          application. If this is an existing account, please list the account number below:
          ------------------------------------------------------------
          Enterprise Account number and registration
          ------------------------------------------------------------
          Signature of Individual, Custodian or
          Trustee                                          Date
          ------------------------------------------------------------
          Signature of Joint Registrant, if
          any                                                   Date

NOTE:
IF THIS CHECKWRITING CARD (SEE REVERSE) IS SIGNED BY MORE       DEPOSITOR(S) HEREBY AUTHORIZE THE ACCOUNT OR ITS REDEMPTION
THAN ONE PERSON, ALL CHECKS WILL REQUIRE ONLY ONE OF THE        AGENT TO HONOR REDEMPTION REQUESTS PRESENTED IN THE ABOVE
SIGNATURES APPEARING EXACTLY AS ABOVE UNLESS OTHERWISE          MANNER BY THE AGENT. THE ACCOUNT AND ITS REDEMPTION AGENT
INDICATED. EACH PERSON GUARANTEES THE GENUINENESS OF THE        WILL NOT BE LIABLE FOR ANY LOSS, EXPENSE, COST OR DAMAGE
OTHER'S SIGNATURE. CHECKS MAY NOT BE FOR LESS THAN $500.        ARISING OUT OF CHECK REDEMPTION. SHARES OF THE ACCOUNT WHICH
CANCELLED CHECKS WILL BE RETURNED ONCE MONTHLY FOLLOWING THE    WERE PURCHASED BY CHECK WITHIN FIFTEEN (15) CALENDAR DAYS
MONTH IN WHICH THEY ARE CLEARED BY THE AGENT.                   WILL NOT BE REDEEMED UNTIL THE END OF SUCH TIME PERIOD. THE
                                                                AGENT HAS THE RIGHT NOT TO HONOR CHECKS IN AMOUNTS EXCEEDING
STATE STREET BANK AND TRUST COMPANY IS HEREBY APPOINTED         THE VALUE OF THE DEPOSITOR(S) SHAREHOLDER ACCOUNT AT THE
AGENT (AGENT) BY THE PERSON(S) SIGNING THIS CARD (THE           TIME THE CHECK IS PRESENTED FOR PAYMENT. IF YOUR ACCOUNT IS
"DEPOSITOR(S)") AND, AS AGENT, IS AUTHORIZED AND DIRECTED TO    SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE, PLEASE SEE
PRESENT CHECKS DRAWN ON THIS CHECKING ACCOUNT TO THE            THE PROSPECTUS FOR ADDITIONAL TERMS AND CONDITIONS.
DESIGNATED FUND ("ACCOUNT") OR ITS REDEMPTION AGENT AND AS      THE AGENT RESERVES THE RIGHT TO CHANGE, MODIFY OR TERMINATE
REQUESTS TO REDEEM SHARES OF THE ACCOUNT REGISTERED IN THE      THIS CHECKING ACCOUNT AT ANY TIME UPON NOTIFICATION MAILED
NAME OF THE DEPOSITOR(S) IN THE AMOUNTS OF SUCH CHECKS AND      TO THE ADDRESS OF RECORD OF THE DEPOSITOR(S).
TO DEPOSIT THE PROCEEDS OF SUCH REDEMPTIONS. THE AGENT SHALL
BE LIABLE ONLY FOR ITS OWN NEGLIGENCE.

                               Investment Adviser
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022

                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                     Telephone: 1-800-432-4320 (Toll Free)

                                   Custodian
                      State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                             2nd Floor Kansas City,
                                 MO 64105-2112
                     Telephone: 1-800-368-3527 (Toll Free)

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                  Atlanta, GA

                     Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                            www.enterprisefunds.com

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                             DATED OCTOBER 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 14 separate Funds. Each Fund is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc., selects separate sub-advisers referred to as "Fund Managers" that provide investment advice for the Funds and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund before you invest. Please read this Prospectus and keep it for future reference. You can find more detailed information about the Funds in a Statement of Additional Information ("SAI"), dated October 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this Prospectus (which means that it is legally part of the Prospectus). You can obtain a free copy of the SAI by calling (800) 368-3527 or by writing to the above address. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds.
                                  Equity Funds

                                  Growth Fund
                             Growth and Income Fund
                                  Equity Fund
                               Equity Income Fund
                           Capital Appreciation Fund
                           Small Company Growth Fund
                            Small Company Value Fund
                           International Growth Fund
                         Global Financial Services Fund

                                  Income Funds

                           Government Securities Fund
                              High-Yield Bond Fund
                             Tax-Exempt Income Fund

                                 Flexible Fund

                                  Managed Fund

                               Money Market Fund

                               Money Market Fund

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND FUND INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                              SMALL       SMALL
                                                        GROWTH AND                EQUITY       CAPITAL       COMPANY     COMPANY
                                             GROWTH       INCOME      EQUITY      INCOME     APPRECIATION    GROWTH       VALUE
                                              FUND         FUND        FUND        FUND          FUND         FUND        FUND
                                            ---------   ----------   ---------   ---------   ------------   ---------   ---------
                          CLASS OF SHARES:      Y           Y            Y           Y            Y             Y           Y
                          ----------------  ---------   ----------   ---------   ---------   ------------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....    none         none        none        none          none         none        none
Maximum Deferred Sales Load...............    none         none        none        none          none         none        none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................    none         none        none        none          none         none        none
Exchange Fee..............................    none         none        none        none          none         none        none
Redemption Fee............................    none         none        none        none          none         none        none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee(1).........................    0.75%        0.75%       0.75%       0.75%         0.75%        1.00%       0.75%
12b-1.....................................    none         none        none        none          none         none        none
Other Expenses(2).........................    0.22%        0.30%       0.40%       0.30%         0.45%        0.40%       0.55%
                                              ----         ----        ----        ----          ----         ----        ----
TOTAL FUND OPERATING EXPENSES.............    0.97%        1.05%       1.15%       1.05%         1.20%        1.40%       1.30%
                                              ====         ====        ====        ====          ====         ====        ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
  (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................    $ 10         $ 11        $ 12        $ 11          $ 12         $ 14        $ 13
3 Years...................................      31           33          37          33            38           44          41
5 Years...................................      54           58          63          58            66           77          71
10 Years..................................     119          128         140         128           145          168         157

THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    The purpose of this table is to help you understand the various costs and expenses that you will bear directly or indirectly.

    If your account balance is $1,000 or less, you will be charged a $25 account maintenance fee. This fee does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, and Retirement Plans.

    (1) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed.

    (2) Expenses for Equity, Equity Income, Capital Appreciation, Global Financial Services and Tax-Exempt Income Class Y Shares represent estimates of what these expenses are expected to be for the 1998 fiscal year. Expense information has been restated for Tax-Exempt Income to reflect a reduction in the maximum expense cap to 0.65% effective October 1, 1997.

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                            INTERNATIONAL      GLOBAL       GOVERNMENT   HIGH-YIELD   TAX-EXEMPT
                                               GROWTH         FINANCIAL     SECURITIES      BOND        INCOME     MANAGED
                                                FUND        SERVICES FUND      FUND         FUND         FUND       FUND
                                            -------------   -------------   ----------   ----------   ----------   -------
                          CLASS OF SHARES:        Y               Y             Y            Y            Y           Y
                          ----------------  -------------   -------------   ----------   ----------   ----------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....      none            none           none         none         none       none
Maximum Deferred Sales Load...............      none            none           none         none         none       none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................      none            none           none         none         none       none
Exchange Fee..............................      none            none           none         none         none       none
Redemption Fee............................      none            none           none         none         none       none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee............................      0.85%           0.85%         0.60%         0.60%        0.50%      0.75%
12b-1.....................................      none            none           none         none         none       none
Other Expenses(1).........................      0.70%           0.45%         0.25%         0.25%        0.15%      0.29%
                                                ----            ----           ----         ----         ----       ----
TOTAL FUND OPERATING EXPENSES.............      1.55%           1.30%         0.85%         0.85%        0.65%      1.04%
                                                ====            ====           ====         ====         ====       ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................      $ 16            $ 13           $  9         $  9         $  7       $ 11
3 Years...................................        49              41             27           27           21         33
5 Years...................................        84              --             47           47           36         57
10 Years..................................       185              --            105          105           81        127


                                            MONEY MARKET
                                                FUND
                                            ------------
                          CLASS OF SHARES:       Y
                          ----------------  ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....      none
Maximum Deferred Sales Load...............      none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................      none
Exchange Fee..............................      none
Redemption Fee............................      none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee............................      0.35%
12b-1.....................................      none
Other Expenses(1).........................      0.35%
                                                ----
TOTAL FUND OPERATING EXPENSES.............      0.70%
                                                ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................      $  7
3 Years...................................        22
5 Years...................................        39
10 Years..................................        87

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Set forth below are the 14 Funds, their Fund Managers, and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. (the "Adviser") serves as investment adviser. The Fund consists of common stock divided into 14 Funds consisting of four separate classes for each Fund. Shares are transferable within each class.

          FUND MANAGER                                             INVESTMENT OBJECTIVES
          ------------                                             ---------------------
EQUITY FUNDS
          GROWTH FUND                                Capital appreciation, primarily from investments
            Montag & Caldwell, Inc.                  in common stocks.
            Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME FUND                     Total return in excess of the total return of the
            Retirement System Investors Inc.         Lipper Growth and Income Mutual Funds Average
            New York, New York                       measured over a period of three to five years, by
                                                     investing primarily in a broadly diversified group
                                                     of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY FUND                                Long term capital appreciation, primarily from
            OpCap Advisors                           investments in securities of companies that are
            New York, New York                       believed by the Fund Manager to be undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME FUND                         A combination of growth and income to achieve an
            1740 Advisers, Inc.                      above average and consistent total return,
            New York, New York                       primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION FUND                  Maximum capital appreciation, primarily through
            Provident Investment Counsel, Inc.       investment in common stock of companies that
            Pasadena, California                     demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH FUND                  Capital appreciation by investing primarily in
            Pilgrim Baxter & Associates, Ltd.        common stocks of small capitalization companies
            Wayne, Pennsylvania                      believed by the Fund Manager to have an outlook
                                                     for strong earnings growth and potential for
                                                     significant capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE FUND                   Maximum capital appreciation, primarily through
            Gabelli Asset Management Company         investment in the equity securities of companies
            Rye, New York                            that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND                  Capital appreciation, primarily through a
            Brinson Partners, Inc.                   diversified portfolio of non-U.S. equity
            Chicago, Illinois                        securities.
------------------------------------------------------------------------------------------------------------
          GLOBAL FINANCIAL SERVICES FUND             Capital appreciation, primarily through investment
            Sanford C. Bernstein & Co., Inc.         in common stocks of domestic and foreign financial
            New York, New York                       services companies.
------------------------------------------------------------------------------------------------------------
  INCOME FUNDS
          GOVERNMENT SECURITIES FUND                 Current income and safety of principal, primarily
            TCW Funds Management, Inc.               from securities that are obligations of the U.S.
            Los Angeles, California                  Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND FUND                       Maximum current income, primarily from debt
            Caywood-Scholl Capital Management        securities that are rated Ba or lower by Moody's
            San Diego, California                    Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME FUND                     A high level of current income exempt from federal
            MBIA Capital Management Corp.            income tax, with consideration given to
            Armonk, New York                         preservation of principal, primarily from
                                                     investment in a diversified Fund of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
  FLEXIBLE FUND
          MANAGED FUND                               Growth of capital over time through investment in
            OpCap Advisors                           a Fund consisting of common stocks, bonds and cash
            New York, New York                       equivalents, the percentages of which will vary
                                                     based on the Fund Manager's assessments of
                                                     relative investment values.
------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
          MONEY MARKET FUND                          The highest possible level of current income
            Enterprise Capital Management, Inc.      consistent with preservation of capital and
            Atlanta, Georgia                         liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Fund are different. In general, investors should consider the following risks: An investment in any of the Funds carries the risk that the net asset value of the Fund shares will fluctuate in response to market conditions. Further, an investment in any of the Income Funds carries the risk that the issuers of securities in the Income Funds may default on the payment of principal and interest. An investment in the High-Yield Bond Fund carries an increased risk that issuers of securities in which the High-Yield Bond Fund invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Funds. In addition, an investment in the High-Yield Bond Fund may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Fund invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Funds carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Fund's investments, an investment in shares of the Money Market Fund is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Fund uses the amortized cost method to value its Fund securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Fund will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Fund offers four Classes of shares. Shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of the Y Class of shares offered. Class A, Class B, Class C Shares are offered pursuant to a separate prospectus.

CLASS Y SHARES:            Class Y shares do not incur an initial sales charge
                           when purchased. Class Y shares are not subject to any ongoing distribution fees or service fees. Class Y shares are subject to an investment of $1,000,000.
                           Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. ("RSF") whose shares were merged into The Enterprise Group of Funds, Inc., direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI"), or other financial institutional buyer. Wrap account clients of broker/dealers, former RSF shareholders, and direct referrals of Fund Managers or Evaluation
                           Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)

The audited financial highlights which follow are part of the Fund's financial statements and are included in the Fund's Annual Report to Shareholders. The Fund's 1997 Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. The Annual Report to Shareholders may be obtained without charge by calling the Fund at 800-368-3527. The Report contains information about the performance of the Funds.

                                                           FOR THE PERIOD
                                       YEAR ENDED         AUGUST 8 THROUGH
      GROWTH FUND (CLASS Y)         DECEMBER 31, 1997     DECEMBER 31, 1996
---------------------------------------------------------------------------
Net asset value, beginning of
 period...........................       $ 13.12               $ 11.96
Net investment income (loss)......         (0.02)                 0.00
Net realized and unrealized gains
 (losses) on investments..........          4.27                  1.90
                                    ---------------------------------------
Total from investment
 operations.......................          4.25                  1.90
                                    ---------------------------------------
Dividends from net investment
 Income...........................          0.00                  0.00
Distributions from net realized
 Capital Gains....................          0.35                  0.74
                                    ---------------------------------------
Total distributions...............          0.35                  0.74
                                    ---------------------------------------
Net asset value, end of period....       $ 17.02               $ 13.12
                                    ---------------------------------------
Total return......................         32.40%                15.91%(B)
Net assets end of period (in
 thousands).......................       $44,596               $ 2,339
Ratio of expenses to average net
 assets...........................          0.97%(F)              1.10%(AF)
Ratio of expenses to average net
 assets (excluding waivers).......          0.97%(F)              1.10%(AF)
Ratio of net investment income
 (loss) to average net assets.....         (0.10)%                0.04%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)..............         (0.10)%                0.04%(A)
Portfolio turnover................         22.28%                29.90%(A)
Average commission per share(E)...       $0.0509               $0.0636

                                   FOR THE PERIOD                       YEAR ENDED SEPTEMBER 30,
                                  OCTOBER 1 THROUGH    ----------------------------------------------------------
GROWTH AND INCOME FUND (CLASS Y)  DECEMBER 31, 1997     1997       1996       1995      1994      1993      1992
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period..........................      $ 25.73         $ 20.11    $ 16.69    $12.72    $12.08    $10.98    $10.45
Net investment income (loss).....         0.06            0.35       0.21      0.13      0.15      0.18      0.23
Net realized and unrealized
 gains (losses) on
 investments.....................         0.02            6.18       3.45      4.22      0.74      1.84      0.60
                                  -------------------------------------------------------------------------------
Total from investment
 operations......................         0.08            6.53       3.66      4.35      0.89      2.02      0.83
                                  -------------------------------------------------------------------------------
Dividends from net investment
 income..........................         0.11            0.20       0.24      0.16      0.14      0.28      0.08
Distributions from net realized
 capital gains...................         0.46            0.71       0.00      0.22      0.11      0.64      0.22
                                  -------------------------------------------------------------------------------
Total distributions..............         0.57            0.91       0.24      0.38      0.25      0.92      0.30
                                  -------------------------------------------------------------------------------
Net asset value, end of
 period..........................      $ 25.24         $ 25.73    $ 20.11    $16.69    $12.72    $12.08    $10.98
                                  -------------------------------------------------------------------------------
Total return.....................         0.31%(B)       33.55%     22.21%    35.24%     7.47%    19.39%     8.11%
Net assets end of period (in
 thousands)......................      $15,542         $15,428    $ 8,865    $5,657    $3,639    $3,094    $1,049
Ratio of expenses to average net
 assets..........................         1.05%(A)        0.99%      0.97%     0.90%     0.90%     0.90%     0.90%
Ratio of expenses to average net
 assets (excluding waivers)......         1.68%(A)        2.20%      2.05%     2.20%     2.23%     3.33%     3.36%
Ratio of net investment income
 (loss) to average net assets....         0.96%(A)        0.88%      1.23%     1.52%     1.17%     1.31%     1.86%
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers).............         0.33% (A)      (0.33)%     0.15%     0.22%    (0.16)%   (1.12)%   (0.60)%
Portfolio turnover...............         1.46%(A)       15.69%     18.08%    25.49%     9.64%    21.79%    61.27%
Average commission per
 share(E)........................      $0.0600         $0.0560    $0.0600

                                    FOR THE PERIOD
                                    MAY 10 THROUGH
GROWTH AND INCOME FUND (CLASS Y)  SEPTEMBER 30, 1991
--------------------------------  ------------------
Net asset value, beginning of
 period..........................       $10.00
Net investment income (loss).....         0.14
Net realized and unrealized
 gains (losses) on
 investments.....................         0.31
Total from investment
 operations......................         0.45
Dividends from net investment
 income..........................         0.00
Distributions from net realized
 capital gains...................         0.00
Total distributions..............         0.00
Net asset value, end of
 period..........................       $10.45
Total return.....................         4.50%(B)
Net assets end of period (in
 thousands)......................       $1,560
Ratio of expenses to average net
 assets..........................         0.90%(A)
Ratio of expenses to average net
 assets (excluding waivers)......         2.70%(A)
Ratio of net investment income
 (loss) to average net assets....         3.31%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers).............         1.51%(A)
Portfolio turnover...............        12.49%
Average commission per
 share(E)........................

A Annualized
B Not Annualized
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
F Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.


                                               FOR THE PERIOD                         YEAR ENDED SEPTEMBER 30,
                                              OCTOBER 1 THROUGH    --------------------------------------------------------------
SMALL COMPANY GROWTH FUND (CLASS Y)           DECEMBER 31, 1997     1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........       $ 26.62         $ 25.08    $ 19.05    $ 14.01    $ 14.74    $ 11.83    $ 10.54
Net investment income (loss)................          0.16           (0.13)     (0.17)     (0.12)     (0.04)     (0.13)     (0.17)
Net realized and unrealized gains (losses)
 on investments.............................         (2.80)           3.73       7.62       5.49       1.58       4.36       1.49
                                              -----------------------------------------------------------------------------------
Total from investment operations............         (2.64)           3.60       7.45       5.37       1.54       4.23       1.32
                                              -----------------------------------------------------------------------------------
Dividends from net investment income........          0.00            0.00       0.00       0.00       0.00       0.11       0.00
Distributions from net realized capital
 gains......................................          0.55            2.06       1.42       0.33       2.27       1.21       0.01
Return of Capital...........................          0.00            0.00       0.00       0.00       0.00       0.00       0.02
                                              -----------------------------------------------------------------------------------
Total distributions.........................          0.55            2.06       1.42       0.33       2.27       1.32       0.03
                                              -----------------------------------------------------------------------------------
Net asset value, end of period..............       $ 23.43         $ 26.62    $ 25.08    $ 19.05    $ 14.01    $ 14.74    $ 11.83
                                              -----------------------------------------------------------------------------------
Total return................................         (9.92)%(B)      16.24%     42.07%     39.20%     11.89%     38.05%     13.80%
Net assets end of period (in thousands).....       $13,540         $15,355    $ 6,609    $ 2,950    $ 1,825    $ 1,352    $   684
Ratio of expenses to average net assets.....          1.40%(A)        1.84%      1.96%      1.85%      1.85%      1.85%      1.86%
Ratio of expenses to average net assets
 (excluding waivers)........................          1.96%(A)        3.08%      3.46%      5.15%      6.16%      8.06%      9.76%
Ratio of net investment income (loss) to
 average net assets.........................         (1.12)%(A)      (1.30)%    (1.43)%    (1.33)%    (1.37)%    (1.34)%    (1.10)%
Ratio of net investment income (loss) to
 average net assets (excluding waivers).....         (1.68)%(A)      (2.54)%    (2.93)%    (4.63)%    (5.68)%    (7.55)%    (9.00)%
Portfolio turnover..........................         23.68%         157.51%     77.94%     84.05%     72.59%    144.49%    138.46%
Average commission per share(E).............       $0.0518         $0.0503    $0.0486

                                               FOR THE PERIOD
                                               MAY 10 THROUGH
                                                SEPTEMBER 30,
SMALL COMPANY GROWTH FUND (CLASS Y)                 1991
--------------------------------------------  -----------------
Net asset value, beginning of period........       $ 10.00
Net investment income (loss)................         (0.02)
Net realized and unrealized gains (losses)
 on investments.............................          0.56
Total from investment operations............          0.54
Dividends from net investment income........          0.00
Distributions from net realized capital
 gains......................................          0.00
Return of Capital...........................          0.00
Total distributions.........................          0.00
Net asset value, end of period..............       $ 10.54
Total return................................          5.40%(B)
Net assets end of period (in thousands).....       $   602
Ratio of expenses to average net assets.....          1.85%(A)
Ratio of expenses to average net assets
 (excluding waivers)........................          2.70%(A)
Ratio of net investment income (loss) to
 average net assets.........................         (0.46)%(A)
Ratio of net investment income (loss) to
 average net assets (excluding waivers).....         (1.31)%(A)
Portfolio turnover..........................         25.38%
Average commission per share(E).............

                                                    YEAR ENDED DECEMBER 31,      FOR THE PERIOD
                                                    ------------------------     MAY 25 THROUGH
SMALL COMPANY VALUE FUND (CLASS Y)                   1997             1996      DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $  5.77          $  5.43         $  5.37
Net investment income (loss)......................     1.45             0.01            0.04
Net realized and unrealized gains(losses) on
 investments......................................     1.12             0.63            0.26
                                                    ---------------------------------------------
Total from investment operations..................     2.57             0.64            0.30
                                                    ---------------------------------------------
Dividends from net investment income..............     0.00             0.00            0.04
Distributions from net realized capital gains.....     0.53             0.30            0.20
                                                    ---------------------------------------------
Total distributions...............................     0.53             0.30            0.24
                                                    ---------------------------------------------
Net asset value, end of period....................  $  7.81          $  5.77         $  5.43
                                                    ---------------------------------------------
Total return......................................    44.53%           11.83%           5.55%(B)
Net assets end of period (in thousands)...........  $   119          $ 1,926         $ 2,832
Ratio of expenses to average net assets...........     1.30%            1.30%           1.30%(A)
Ratio of expenses to average net assets (excluding
 waivers).........................................     1.85%            1.92%           1.81%(A)
Ratio of net investment income (loss) to average
 net assets.......................................     2.74%            0.35%           0.18%(A)
Ratio of net investment income (loss) to average
 net assets (excluding waivers)...................     2.19%           (0.27)%         (0.33)%(A)
Portfolio turnover................................    62.51%          143.58%          36.50%(A)
Average commission per share(E)...................  $0.0470          $0.0483

                                                     YEAR ENDED DECEMBER 31,      FOR THE PERIOD
                                                    --------------------------    JULY 5 THROUGH
       INTERNATIONAL GROWTH FUND (CLASS Y)           1997               1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $ 17.10            $ 16.07        $14.93
Net investment income (loss)......................     0.17               0.14          0.02
Net realized and unrealized gains(losses) on
 investments......................................     0.72               1.92          2.02
                                                    ----------------------------------------------
Total from investment operations..................     0.89               2.06          2.04
                                                    ----------------------------------------------
Dividends from net investment income..............     0.15               0.16          0.14
Distributions from net realized capital gains.....     1.13               0.87          0.76
                                                    ----------------------------------------------
Total distributions...............................     1.28               1.03          0.90
                                                    ----------------------------------------------
Net asset value, end of period....................  $ 16.71            $ 17.10        $16.07
                                                    ----------------------------------------------
Total return......................................     5.21%             12.86%        13.65%(B)
Net assets end of period (in thousands)...........  $10,986            $ 8,828        $3,109
Ratio of expenses to average net assets...........     1.55%              1.55%         1.55%(A)
Ratio of expenses to average net assets (excluding
 waivers).........................................     1.66%              1.75%         1.75%(A)
Ratio of net investment income (loss) to average
 net assets.......................................     0.95%              1.03%         0.26%(A)
Ratio of net investment income (loss) to average
 net assets (excluding waivers)                        0.84%              0.84%         0.05%(A)
Portfolio turnover................................    27.08%             23.79%        31.10%(A)
Average commission per share(E)...................  $0.0275            $0.0221

A Annualized
B Not Annualized
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                               JULY 17 THROUGH
GOVERNMENT SECURITIES FUND (CLASS Y)                          DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $11.87
Net investment income (loss)................................         0.35
Net realized and unrealized gains(losses) on investments....         0.15
                                                                   ------
Total from investment operations............................         0.50
                                                                   ------
Dividends from net investment income........................         0.35
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.35
                                                                   ------
Net asset value, end of period..............................       $12.02
                                                                   ------
Total return................................................         4.02%(B)
Net assets end of period (in thousands).....................       $7,569
Ratio of expenses to average net assets.....................         0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         6.40%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)                                                 6.23%(A)
Portfolio turnover..........................................         9.61%(A)

                                                               FOR THE PERIOD
                                                               JULY 25 THROUGH
HIGH-YIELD BOND FUND (CLASS Y)                                DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $12.17
Net investment income (loss)................................         0.67
Net realized and unrealized gains (losses) on investments...         0.18
                                                                   ------
Total from investment operations............................         0.85
                                                                   ------
Dividends from net investment income........................         0.67
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.67
                                                                   ------
Net asset value, end of period..............................       $12.35
                                                                   ------
Total return................................................         5.24%(B)
Net assets end of period (in thousands).....................       $  809
Ratio of expenses to average net assets.....................         0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         8.26%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         8.09%(A)
Portfolio turnover..........................................       175.38%(A)

                                                        YEAR ENDED DECEMBER 31,      FOR THE PERIOD
                                                       --------------------------    7/5/95 THROUGH
MANAGED FUND (CLASS Y)                                  1997               1996         12/31/95
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................  $  7.98            $  6.70        $  6.17
Net investment income (loss).........................     0.08               0.09           0.03
Net realized and unrealized gains (losses) on
 investments.........................................     1.64               1.42           0.57
                                                       ----------------------------------------------
Total from investment operations.....................     1.72               1.51           0.60
                                                       ----------------------------------------------
Dividends from net investment income.................     0.07               0.09           0.04
Distributions from net realized capital gains........     0.36               0.14           0.03
                                                       ----------------------------------------------
Total distributions..................................     0.43               0.23           0.07
                                                       ----------------------------------------------
Net asset value, end of period.......................  $  9.27            $  7.98        $  6.70
                                                       ----------------------------------------------
Total return.........................................    21.60%             22.63%          9.80%(B)
Net assets end of period (in thousands)..............  $80,879            $57,794        $26,664
Ratio of expenses to average net assets..............     1.04%              1.12%          1.30%(A)
Ratio of expenses to average net assets (excluding
 waivers)............................................     1.04%              1.12%          1.41%(A)
Ratio of net investment income (loss) to average net
 assets..............................................     0.92%              1.57%          1.39%(A)
Ratio of net investment income (loss) to average net
 assets (excluding waivers)..........................     0.92%              1.57%          1.28%(A)
Portfolio turnover...................................    28.17%             33.21%         26.40%(A)
Average commission per share(E)......................  $0.0552            $0.0551

A Annualized
B Not Annualized
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                               JULY 17 THROUGH
MONEY MARKET FUND (CLASS Y)                                   DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $ 1.00
Net investment income (loss)................................         0.02
Net realized and unrealized gains (losses) on investments...         0.00
                                                                   ------
Total from investment operations............................         0.02
                                                                   ------
Dividends from net investment income........................         0.02
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.02
                                                                   ------
Net asset value, end of period..............................       $ 1.00
                                                                   ------
Total return................................................         2.31%(B)
Net assets end of period (in thousands).....................       $2,700
Ratio of expenses to average net assets.....................         0.70%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         0.95%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         4.96%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         4.71%(A)

A Annualized
B Not Annualized

                      THE ENTERPRISE Group of Funds, Inc.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following descriptions of the Funds are intended to help you select the Fund which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Fund.

The investment objectives of each Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund.

                                  EQUITY FUNDS

Under normal market conditions, at least 65% of the net asset value of the nine Equity Funds will be invested in common equity securities. The remainder of the Equity Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Global Financial Services, Small Company Growth and Small Company Value Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Financial Services Fund, may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs. The Global Financial Services Fund may invest over 50% of its assets in foreign securities. No Fund may invest more than 10% of its net assets in illiquid, including restricted, securities. As noted below, the International Growth Fund invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                  GROWTH FUND

The objective of the Growth Fund is appreciation of capital primarily through investments in common stocks. The Fund's common stock selection emphasizes those companies having growth characteristics, but the Fund's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                             GROWTH AND INCOME FUND

The objective of the Growth and Income Fund is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Fund seeks this objective primarily through capital appreciation with income as a secondary consideration. The Fund will invest in securities of companies which the Fund Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Fund will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Fund will meet its objective, the securities held in the Growth and Income Fund will generally reflect the price

                      THE ENTERPRISE Group of Funds, Inc.

volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                                  EQUITY FUND

The investment objective of the Equity Fund is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Fund Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Fund Manager's intention to invest in securities of companies which in the Fund Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Fund's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The Fund will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

                               EQUITY INCOME FUND

The objective of the Equity Income Fund is a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

The Fund's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Fund invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                           CAPITAL APPRECIATION FUND

The objective of the Capital Appreciation Fund is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Fund invests primarily in common stocks of companies which meet the Fund Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Fund attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                           SMALL COMPANY GROWTH FUND

The Small Company Growth Fund seeks capital appreciation and invests primarily in common stocks of small capitalization companies believed by the Fund Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Fund will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the option of the Fund Manager, there may be times when the shareholder's best interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Fund's assets in convertible securities. Under normal market conditions, the Fund will invest at least

                      THE ENTERPRISE Group of Funds, Inc.

65% of its total assets in common stocks and convertible securities of small capitalization companies (market capitalization of up to $1 billion). At certain times that percentage may be substantially higher. Securities will be sold when the Fund Manager believes that anticipated appreciation no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Fund may from time to time realize short-term gains or losses. The Fund will likely have somewhat greater volatility than the stock market in general, a measured by the S&P 500 Index.

                            SMALL COMPANY VALUE FUND

The objective of the Small Company Value Fund is maximum capital appreciation, primarily through investment of at least 65% of Fund assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Fund intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Fund Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

                           INTERNATIONAL GROWTH FUND

The objective of the International Growth Fund is capital appreciation, primarily through a diversified Fund of non-U.S. equity securities.

It is a fundamental policy of the Fund that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, banker acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Fund Manager's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Fund Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Fund Manager initially identifi-es those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Fund's performance. The Fund Manager may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The

                      THE ENTERPRISE Group of Funds, Inc.

Fund Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

The benchmark for the fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Fund Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Fund Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Fund Manager will purchase securities of companies domiciled in a minimum of 8 to 12 countries outside the United States.

                         GLOBAL FINANCIAL SERVICES FUND

The investment objective of the Global Financial Services Fund is capital appreciation. The Fund seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in financial services companies.

For Fund purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.

The Fund will concentrate its investments in the financial services industry. This policy may not be changed without the approval of a majority of the Fund's shareholders.

The Fund Manager seeks to maximize returns by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

                                  INCOME FUNDS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                           GOVERNMENT SECURITIES FUND

The objective of the Government Securities Fund is current income and safety of principal primarily from securities that are obligations of the U.S. Government,

                      THE ENTERPRISE Group of Funds, Inc.

its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Fund that under normal conditions at least 80% of the value of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Fund may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Fund's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Fund Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Fund Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks".

As described in "Certain Investment Techniques and Associated Risks," the Fund may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                              HIGH-YIELD BOND FUND

The objective of the High-Yield Bond Fund is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Fund invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds", may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks".

The Fund's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have character-

                      THE ENTERPRISE Group of Funds, Inc.

istics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks".

                             TAX-EXEMPT INCOME FUND

The objective of the Tax-Exempt Income Fund is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified Fund of long-term investment grade municipal bonds.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Fund invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Fund, is not includable in gross income for federal income tax purposes. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIGl, MIG2, MIG3) for notes; commercial paper rated P-l by Moody's or A-1 by S&P; and variable rate securities rated VMIGl or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks".

The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Fund will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                      THE ENTERPRISE Group of Funds, Inc.

                                 FLEXIBLE FUND

                                  MANAGED FUND

The objective of the Managed Fund is growth of capital over time through investment in a Fund consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Fund may invest will be the same as those in which the Equity Funds invest. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Fund will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Fund Manager deems it advisable in order to preserve capital. In addition, the Fund may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective.

                               MONEY MARKET FUND

The investment objective of the Money Market Fund is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers' acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization (NRSRO), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Fund Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest overall rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less

                      THE ENTERPRISE Group of Funds, Inc.

   remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value would be invested in such securities.

After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar weighted average maturity of the Money Market Fund will be 90 days or less.

All investments of the Money Market Fund will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any NRSRO, or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                                    CERTAIN
                                   INVESTMENT
                             SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

The Equity Funds seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Funds and the net asset value of their shares to fluctuate based on market conditions.

                      THE ENTERPRISE Group of Funds, Inc.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. For a discussion of these risks, please refer to "Foreign Currency Values and Transactions".

                   GENERAL RISKS ASSOCIATED WITH INCOME FUNDS

Although the Income Funds seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Funds. The value of debt obligations has an inverse relationship with prevailing interest rates.

                  GENERAL RISKS ASSOCIATED WITH FLEXIBLE FUND

The foregoing types of risks associated with equity and income funds also apply to flexible funds.

                         GENERAL RISKS ASSOCIATED WITH
                         GLOBAL FINANCIAL SERVICES FUND

As stated above, the Global Financial Services Fund will concentrate its investments in the financial services industry. As a result, market and economic conditions and other risk factors particular to the financial services industry will affect the Fund more than other mutual funds that are not similarly concentrated. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates.

Financial services companies are subject to extensive government regulation which may limit their activities and adversely affect their profitability. Some financial services companies, e.g., insurance companies, are also subject to severe market share competition and price competition. The removal of regulatory barriers to entry into certain segments of the financial services industry may increase competitive pressures on some companies. Financial services companies in foreign countries are subject to similar regulatory concerns and risk factors as domestic companies. Foreign companies, however, may face governmental controls on interest rates, price and currency movements, and credit availability. In addition, some foreign governments have taken steps to nationalize banks and other financial services companies.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Fund are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Fund's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than

                      THE ENTERPRISE Group of Funds, Inc.

U.S. Government Securities, including collateralized mortgage related securities ("CMOs") and asset backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Funds".

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate, or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when security is being priced.

CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Manager (subject to the oversight of the

                      THE ENTERPRISE Group of Funds, Inc.

Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Fund Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Fund. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Fund has invested be redeemed or called during such an interest rate environment, the Fund would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Fund. In addition, such redemptions or calls may reduce the High-Yield Bond Fund's asset base over which the Fund's investment expenses may be spread.

                      THE ENTERPRISE Group of Funds, Inc.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

                                FUND COMPOSITION

As of March 31, 1998, the High-Yield Bond Fund consisted of securities classified as follows:

                                  PERCENTAGE OF
            CATEGORY                  FUND
BB..............................        23%
B...............................        71%
CCC.............................         1%
Non-rated*......................         5%

---------------

* Equivalent ratings for these securities would have been B.

                                     REITS

Each Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the Trust.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Fund Managers, other than for the Money Market Fund, may engage in the following hedging transactions to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds. Unless otherwise indicated, a Fund will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets taken at current value.

                               CERTAIN SECURITIES

The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Fund's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Fund, the High-Yield Bond Fund, and the Government Securities Fund may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Funds, other than the Money Market Fund, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call

                      THE ENTERPRISE Group of Funds, Inc.

options are short-term contracts with a duration of nine months or less. Such Funds of the Fund may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

Generally, such a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Funds, except the Government Securities Fund and the Money Market Fund, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Funds, except the Government Securities Fund and Money Market Fund, may write covered put options. The Fund will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of the value of the Fund in Puts.

                               FUTURES CONTRACTS

All Funds may, other than the Money Market Fund, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to

                      THE ENTERPRISE Group of Funds, Inc.

hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Fund's securities or currencies held by the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date. Alternatively, the Funds may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Funds may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P
500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Fund investments from interest rate fluctuations, the Funds may engage in interest rate swaps. The Funds tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities

                      THE ENTERPRISE Group of Funds, Inc.

having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Fund's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Fund and the Global Financial Services Fund (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Fund may incur costs in connection with conversions between various currencies.

The normal currency allocation of the International Growth Fund is identical to the currency mix of the Benchmark. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Fund may actively deviate from such normal currency allocations to take advantage of or to protect the Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Fund Manager based upon its research.

To manage exposure to currency fluctuations, the Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to

                      THE ENTERPRISE Group of Funds, Inc.

purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the Fund will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Fund's total assets.

                              MASTER DEMAND NOTES

All Funds may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Funds may enter into repurchase agreements having maturities of seven days or less. When a Fund acquires securities from a bank or broker- dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Fund Managers, subject to the overall review by the Fund's Directors and the Adviser, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily, other than those entered into by the Money Market Fund, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

Each Fund may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, the International Growth Fund will invest primarily in foreign securities, and the Global

                      THE ENTERPRISE Group of Funds, Inc.

Financial Services Fund may invest 50% or more of its total assets in such securities. All other Funds, except the Government Securities Fund, the Tax-Exempt Income Fund and the Money Market Fund may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Adviser, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Funds which will have a 20% limitation.

                          TEMPORARY DEFENSIVE TACTICS

Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Fund may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Fund Manager deems it appropriate to purchase or sell securities for a Fund. How-

                      THE ENTERPRISE Group of Funds, Inc.

ever, no Fund's annual portfolio turnover rate (other than the High-Yield Bond Fund and the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities by the average investments of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Fund. Each Fund intends to elect and to comply with the various provisions of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Funds has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Fund will: (1) as to 75% of the assets of each Fund, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the Global Financial Services, High-Yield Bond and Tax-Exempt Income Funds are not subject to this restriction); (4) except as to the Money Market Fund (as described below) and the Global Financial Services Fund, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Fund's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions
(1) and (2), each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Fund may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Fund.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Funds and may be changed only by the Board of Directors of the Fund. No Fund will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

                      THE ENTERPRISE Group of Funds, Inc.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in Fund value or assets will not constitute a violation of the percentage restrictions.

The Managed Fund will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); and (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

No Fund may invest more than 5% of its total assets in the securities of a company that receives more than 15% of its revenues from "securities-related activities". Securities-related activities are activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after the purchase of an equity security of a securities issuer, no Fund may own more than 5% of the outstanding securities of that class of the issuer's equity securities. In addition, immediately after the purchase of any securities issuer's debt securities, no Fund may own more than 10% of the outstanding principal amount of the issuer's debt securities.

                                HOW TO PURCHASE
                                  FUND SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees an other features.

The four Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Funds.") The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class.

Class Y shares do not bear a sales charge or distribution fee. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trust, certain wrap account clients of broker/dealers, former shareholders of Retirement System Investors, Inc. ("RSI"), direct referrals of Fund Managers or EAI, or other financial institutional buyer. Wrap account clients of broker/dealers, former RSI shareholders, and direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be

                      THE ENTERPRISE Group of Funds, Inc.

allowed until the investment being redeemed has been in the account for 15 calendar days.

For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Funds to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

Fund shares are purchased at the net asset value next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

DEALER COMPENSATION. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor ("Enterprise Funds") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

In addition to distribution and service fees paid the Fund under Class A, Class B and Class C Plans, the Adviser (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

HOW THE NET ASSET VALUE IS COMPUTED. The net asset value per share for each Class of each Fund of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Fund may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Fund are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value. The Money

                      THE ENTERPRISE Group of Funds, Inc.

Market Fund will not maintain a dollar weighted average Fund maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

Share Certificates. The Fund does not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Fund to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Fund) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Fund Account of a Class on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan and other retirement plans funded by Fund shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Funds of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                     FUNDS

An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Class Y shares may be exchanged for Class Y shares of any other Fund. Class Y shares cannot be exchanged for Class A, B or C shares.

Shares of a Fund will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. The exchange feature may be modified or discontinued at any time, upon notice to shareholders.

                      THE ENTERPRISE Group of Funds, Inc.

Exchanges may be directed by:

1. calling: Enterprise Shareholder Services
            1-800-368-3527

2. writing: Enterprise Shareholder Services
            P.O. Box 419731
            Kansas City, MO 64141-6731

To exchange by letter, state the name of the Fund you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Fund until funds have been held in that Fund for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Fund Manager that immediate settlement would harm the Fund.

Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Fund into which the exchange will occur. See "Investment Objectives and Policies of the Funds." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                  FUND SHARES

Any shareholder may require the Fund to redeem his or her shares in any Fund. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; or (3) by wire, if the appropriate request forms have been submitted. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person

                      THE ENTERPRISE Group of Funds, Inc.

making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (New York time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                             REDEMPTIONS -- GENERAL

The Fund may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Fund should considerations and the size of the Fund require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

                      THE ENTERPRISE Group of Funds, Inc.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Fund's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Funds other than the Money Market Fund, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Fund are based on the Fund's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on Fund securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Fund for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of the Fund's total return disclose the Fund's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Fund's inception. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Fund shares (other than the Money Market Fund) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of

                      THE ENTERPRISE Group of Funds, Inc.

the performance of a Fund in the future. In addition, the Income Funds' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Funds' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Funds, but also on the changes in the current value of such securities and on changes in the Funds' expenses. For narrative discussions of the Fund's performance including graphs comparing Funds to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of the Adviser, the various Fund Managers and the Distributor under the Investment Adviser's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Funds. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with the Adviser which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers discussed below. The Adviser acts as the Fund Manager for the Money Market Fund. It is the Adviser's responsibility to select, subject to the Board of Directors' review and approval, Fund Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. The Adviser is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.

The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager's Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager's Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager's Agreements that occur under these arrangements.

The Adviser is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. The Adviser is a subsidiary of MONY, one of the nation's largest insurance companies. The Adviser, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Fund. Enterprise Capital also serves as investment adviser to Enterprise Accumulation Trust which had assets of $4.2 billion at March 31, 1998. Performance of similar portfolios of Enterprise Accumulation Trust may differ from the Fund due to a

                      THE ENTERPRISE Group of Funds, Inc.

number of factors including the size of the Funds, investment cash flows and redemptions. The Adviser's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, the Adviser has undertaken to review each of its internal systems and obtain assessments from each service provider, including Fund Managers, of Year 2000 issues which could potentially impact services to the Fund. The Adviser is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Adviser has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Adviser does not anticipate any material expenditures for monitoring Year 2000 issues.

                                 FUND MANAGERS

The following sets forth certain information about each of the Fund Managers, the annual rate of compensation as a percentage of the Fund's net assets paid to the Adviser ("Management Fee") and the portion of the Management Fee that the Adviser pays to the respective Fund Managers. Typical minimum investment requirements for the Fund Managers range from $1,000,000 to $35,000,000. Due to these high minimums, this level of professional management was previously reserved for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $275 billion for all clients, including The Enterprise Group of Funds, Inc.

                                  GROWTH FUND

The Fund Manager of the Growth Fund is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Fund, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day-to-day, investment management of the Fund and has more than 30' years experience in the investment industry. He has been President of Montag & Caldwell for more than 26 years and has served as Fund Manager since inception. Total assets under management for all clients at March 31, 1998, approximated $20.6 billion. Usual investment minimum: $40 million. Representative clients include: Black & Decker; Bristol-Myers Squibb; and Wake Forest University. The management fee paid by the Growth Fund is .75% of net assets, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.

                             GROWTH AND INCOME FUND

The Fund Manager of the Growth and Income Fund is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day, management of the Fund and has more than 30 years' experience in the investment industry. He has served as President and Chief Investment Officer with RSI since 1989. Total assets under management for RSI were $549.7 million as of March 31, 1998. The Management Fee is .75%, and the Fund Manager receives 30% of that fee for assets under management up to $100,000,000; .25% on the next $100,000,000; and .20% for assets greater than $200,000,000.

                                  EQUITY FUND

The Fund Manager of the Equity Fund is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York

                      THE ENTERPRISE Group of Funds, Inc.

10281. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Fund. Ms. Rominger has more than 19 years' experience in the investment industry and has been Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President. The Fund Manager had approximately $67.6 billion under management as of March 31, 1998. Usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% of that fee for assets under management up to $100,000,000 and .30% of that fee thereafter.

                               EQUITY INCOME FUND

The Fund Manager of the Equity Income Fund is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Fund and has more than 34 years experience in the investment industry. He has served as President of 1740 Advisers since 1974. Total assets under management (for the Equity Income Fund and all other accounts managed) at March 31, 1998, were approximately $1.8 billion. Usual investment minimum: $20 million. The management fee paid by the Equity Income Fund is .75% of net assets, and the Fund Manager receives .30% of that fee for assets under management up to $100,000,000; and .25% on the next $100,000,000; and .20% thereafter.

                           CAPITAL APPRECIATION FUND

The Fund Manager of the Capital Appreciation Fund is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly-owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey
J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Fund. He has more than 25 years' experience in the investment industry. He has been Managing Director of PIC since 1972. As of March 31, 1998, total assets under management for all clients were $18.3 billion. Usual investment minimum: $5 million. Representative clients include:
Pennsylvania State Employees Retirement System, Kansas Public Employees Retirement System and United Methodist Church Board of Pensions. The management fee is .75% and the Fund Manager receives .50% of that fee for assets under management up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and
 .30% thereafter.

                           SMALL COMPANY GROWTH FUND

The Fund Manager of the Small Company Growth Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management, Inc. Its offices are at 825 Duportail Road, Wayne, Pennsylvania 19087. Michael D. Jones, Fund Manager/Analyst, is responsible for the day-to-day management of the Fund and Gary Pilgrim, Chief Investment Officer, acts as co-manager. They have more than 40 years' combined experience in the investment industry. Mr. Pilgrim and Mr. Jones have been employed in their present positions by Pilgrim Baxter since 1982 and 1995, respectively. Mr. Jones previously served as Portfolio Manager for Bank of New York from 1990-1975. As of March 31, 1998, total assets under management for all clients were $13.4 billion. Usual investment minimum: $20 million. The management fee is 1.00% and the Fund Manager receives .65% of that fee for assets under management up to $50,000,000; and .55% for assets under management for the next $50,000,000; and .45% for assets thereafter.

                            SMALL COMPANY VALUE FUND

The Fund Manager of the Small Company Value Fund is Gabelli Asset Management Company ("Gabelli"). Gabelli is a wholly-owned subsidiary of Gabelli Funds, Inc. Its offices are located at One

                      THE ENTERPRISE Group of Funds, Inc.

Corporate Center, Rye, New York 10580. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception. He is responsible for the day-to-day management of the Fund. He has more than 27 years' experience in the investment industry. As of March 31, 1998, total assets under management for all clients were $7.2 billion. Usual investment minimum is $1 million. The management fee is
 .75% and the Fund Manager receives .40% of that fee for assets under management up to $1 billion and .30% for assets in excess of $1 billion.

                           INTERNATIONAL GROWTH FUND

The Fund Manager of the International Growth Fund is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of UBS AG (United Bank of Switzerland). Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Fund is performed by a committee. The
Global Equity Committee is chaired by Richard Carr, who has more than 32 years' experience in the investment industry. As of March 31, 1998, Brinson's assets under management for all clients approximated $98 billion. Usual investment minimum: $25 million. The management fee is .85%, and the Fund Manager receives
 .45% of that fee for assets under management up to $100 million; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from $200,000,000 to $500,000,000; and .25% for assets greater than $500,000,000.

                         GLOBAL FINANCIAL SERVICES FUND

The Fund Manager of the Global Financial Services Fund is Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"). Sanford Bernstein's address is 767 Fifth
Avenue, New York, New York 10153-0185. Sanford Bernstein was established in 1967 and as of June 30, 1998, had $78 billion in assets under management. Day-to-day management of this Fund is performed by a committee. Sanford Bernstein's Global Investment Policy Group is chaired by Andrew S. Adelson, who has more than 20 years' experience in the investment industry. The management fee is .85% of average daily net assets, and of that fee, the Fund Manager receives .50% for assets up to $100 million; .40% for assets from $100 million to $300 million;
 .30% for assets from $300 million to $500 million; and .25% for assets over $500 million.

                           GOVERNMENT SECURITIES FUND

The Fund Manager of the Government Securities Fund is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly-owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Fund and have more than 35 years' combined experience in the investment industry. They joined TCW in 1987 and 1985, respectively. As of March 31, 1998 TCW and its affiliated companies had approximately $51.6 billion under management or committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The management fee is .60% and the Fund Manager receives
 .30% of that fee for assets under management up to $50,000,000 and .25% for assets under management greater than $50,000,000.

                              HIGH-YIELD BOND FUND

The Fund Manager of the High-Yield Bond Fund is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Fund. He has

                      THE ENTERPRISE Group of Funds, Inc.

more than 29 years' investment industry experience. He joined Caywood-Scholl in 1986. Caywood-Scholl provides investment advice as managing Director and Chief Executive Officer with respect to high yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $807 million. Usual investment minimum: $1 million. The management fee is .60%, and the Fund Manager receives .30% of that fee for assets up to $100,000,000 and .25% for assets above $100,000,000.

                             TAX-EXEMPT INCOME FUND

The Fund Manager of the Tax-Exempt Income Fund is MBIA Capital Management Corp. ("MBIA"). It is a wholly-owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Fund is performed by Robert M. Ohanesian, President and Chief Investment Officer who has 25 years' investment industry experience. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management. As of March 31, 1998, assets under management for all clients approximated $11.5 billion. Usual investment minimum: $10 million fee. The management fee is .50% and the Fund Manager receives .15% for assets under management of that fee.

                                  MANAGED FUND

The Fund Manager of the Managed Fund is OpCap Advisors, a majority owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Fund. He has more than 24 years' investment industry experience and has served as managing Director with Oppenheimer Capital since 1994 and previously served as Senior Vice President. As of March 31, 1998, Oppenheimer Capital and its affiliates had over $67.6 billion under management. Its usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% of that fee for assets up to $100,000,000 and .30% for assets in excess of $100,000,000.

                               MONEY MARKET FUND

The Fund Manager of the Money Market Fund is Enterprise Capital, a wholly-owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of MONY employees for certain services relating to management of the Fund. Day-to-day management of the Fund is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Fund Manager on May 1, 1992. Total Fund assets at March 31, 1998, approximated $95 million. The management fee is .35%.

                              PAYMENT OF EXPENSES

The Investment Adviser's Agreement obligates Enterprise Capital to provide investment advisory services to the Funds of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Fund either on the basis of its asset size, on the basis of special needs of such Fund, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Fund's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Funds.

Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the

                      THE ENTERPRISE Group of Funds, Inc.

Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998 and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed the following percentages of average annual assets for the Y Class (annualized for periods of less than a fiscal year): Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Government Securities 0.85%; High-Yield Bond 0.85%; Tax-Exempt Income 0.65%; Managed 1.55% and Money Market 0.70%. The Fund Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

Enterprise Capital and the Fund entered into agreements pursuant to which Enterprise Capital advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Fund; $34,116 of expanding the series to include a Managed Fund; and approximately $40,378 for the Equity Fund and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Fund, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Fund have total net assets of $5 million or more. Each Fund has commenced such payments.

                                     TAXES

Each Fund of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC, as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company" and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed to shareholders.

Dividends declared out of a Fund's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends (excluding capital gain dividends, as defined in the IRC) received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International Growth Fund are not expected to be eligible for dividends received deductions.

Distributions declared out of a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Recent legislation created several classes of capital gains.

The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to

                      THE ENTERPRISE Group of Funds, Inc.

provide a tax identification number to the trustee or custodian and funds are not rolled over.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 30 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

                             TAX-EXEMPT INCOME FUND

Dividends derived from interest on Municipal Securities and designated by the Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Fund declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-

                      THE ENTERPRISE Group of Funds, Inc.

exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

Any loss realized on this sale or exchange of shares of the Tax-Exempt Income Fund held for six months or less will be disallowed to this effect of any tax-exempt interest dividend received with respect to such shares.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Fund representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that the International Growth Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the IRC to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

                                   EXCISE TAX

The Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Fund of the Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Fund's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment

                      THE ENTERPRISE Group of Funds, Inc.

income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the estimated expenses of such Fund.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made annually. Dividends from investment income of the Equity Funds (except the Equity Income Fund) and Managed Fund are declared and paid annually. Dividends on the Equity Income Fund are paid semiannually. Dividends from investment income of the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of Enterprise Capital and the Board of Directors of the Fund.

The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, the Adviser, and the respective Fund Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of Federal securities laws.

                      THE ENTERPRISE Group of Funds, Inc.

                                    GENERAL
                                  INFORMATION

                            ORGANIZATION OF THE FUND

The Fund was incorporated January 2, 1968, as Alpha Fund, Inc., and its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and it expanded into a series fund and Alpha Fund became the Growth Fund of the Fund. The Money Market Fund was added commencing May 1, 1990; the Small Company Value Fund was added commencing October 1, 1993; the Managed Fund was added commencing October 3, 1994; and the Growth and Income Fund, Equity Fund and Small Company Growth Fund were added on May 1, 1997, and the Global Financial Services Fund was added commencing October 1, 1998. Class B and Y shares were established May 1, 1995; Class C shares were established on May 1, 1997. The Fund is a Maryland corporation. Each Fund of the Fund in the series is diversified, as that term is defined in the Investment Company Act of 1940.

                            OTHER CLASSES OF SHARES

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only classes of shares offered by this Prospectus. Class Y shares are only available to certain institutional purchasers of $1 million or more and to The Mutual of New York Employee 401(k) Plan and the Enterprise Capital Management, Inc. 401(k) Plan. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc., direct referrals of Fund Managers and EAI or other financial institutional buyer. Wrap account clients of broker/dealers, former Retirement System Fund Inc. shareholders, and direct referrals of Fund Managers and EAI are offered Class Y shares at a lower minimum purchase amount.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into 13 series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth under "How to Redeem Fund Shares."

                                 VOTING RIGHTS

Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Fund's shareholders have the right to vote on the election of Directors of the Fund and on any and all other matters on which, by law or the provisions of the Fund's bylaws, they may be entitled to vote.

Each series (i.e., Fund) of the Fund is further divided into four classes of shares: Class A, Class B, Class C and Class Y. Class A, Class B, Class C and Class Y shares represent interests in the same assets of a Fund and are identical in all respects, except that Class A and Class B, and Class C shares bear certain expenses related to distribution and servicing of such shares.

                      THE ENTERPRISE Group of Funds, Inc.

On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

The Fund and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Fund, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                            CUSTODIAN, TRANSFER AND
                           DIVIDEND DISBURSING AGENT

State Street Bank & Trust Company of Boston, Massachusetts acts as Custodian of the Fund's assets.

National Financial Data Services, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts and DST Systems, Inc. of Kansas City, Missouri.

                            REPORTS TO SHAREHOLDERS

The Fund sends to all its shareholders annual and semiannual reports, including a list of investment securities held in the Funds.

                                    APPENDIX

                      DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial

                      THE ENTERPRISE Group of Funds, Inc.

obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

                   FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      THE ENTERPRISE Group of Funds, Inc.

                               Investment Adviser
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022

                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                     Telephone: 1-800-432-4320 (Toll Free)

                                   Custodian
                      State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                             2nd Floor Kansas City,
                                 MO 64105-2112
                     Telephone: 1-800-368-3527 (Toll Free)

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                  Atlanta, GA

                     Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                            www.enterprisefunds.com

                     A N N U A L  R E P O R T

                        DECEMBER 31, 1997



                           [PICTURE]

              THE ENTERPRISE GROUP OF FUNDS, INC.

                 THE ENTERPRISE GROUP OF FUNDS, INC.





                     Enterprise Growth Portfolio

                     Enterprise Equity Portfolio

               Enterprise Growth and Income Portfolio

                 Enterprise Equity Income Portfolio

             Enterprise Capital Appreciation Portfolio

             Enterprise Small Company Growth Portfolio

              Enterprise Small Company Value Portfolio

              Enterprise International Growth Portfolio

             Enterprise Government Securities Portfolio

                 Enterprise High-Yield Bond Portfolio

                Enterprise Tax-Exempt Income Portfolio

                     Enterprise Managed Portfolio

                  Enterprise Money Market Portfolio

                               TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                      ---------
The Enterprise Growth Portfolio
  Manager's Comments................................................................................          3
  Portfolio of Investments..........................................................................          6
The Enterprise Equity Portfolio
  Manager's Comments................................................................................          7
  Portfolio of Investments..........................................................................         10
The Enterprise Growth and Income Portfolio
  Manager's Comments................................................................................         12
  Portfolio of Investments..........................................................................         15
The Enterprise Equity Income Portfolio
  Manager's Comments................................................................................         17
  Portfolio of Investments..........................................................................         20
The Enterprise Capital Appreciation Portfolio
  Manager's Comments................................................................................         23
  Portfolio of Investments..........................................................................         26
The Enterprise Small Company Growth Portfolio
  Manager's Comments................................................................................         28
  Portfolio of Investments..........................................................................         31
The Enterprise Small Company Value Portfolio
  Manager's Comments................................................................................         33
  Portfolio of Investments..........................................................................         37
The Enterprise International Growth Portfolio
  Manager's Comments................................................................................         40
  Portfolio of Investments..........................................................................         44
The Enterprise Government Securities Portfolio
  Manager's Comments................................................................................         49
  Portfolio of Investments..........................................................................         52
The Enterprise High-Yield Bond Portfolio
  Manager's Comments................................................................................         54
  Portfolio of Investments..........................................................................         57
The Enterprise Tax-Exempt Income Portfolio
  Manager's Comments................................................................................         62
  Portfolio of Investments..........................................................................         65
The Enterprise Managed Portfolio
  Manager's Comments................................................................................         68
  Portfolio of Investments..........................................................................         72
The Enterprise Money Market Portfolio
  Manager's Comments................................................................................         74
  Portfolio of Investments..........................................................................         76
Statement of Assets and Liabilities.................................................................         78
Statement of Operations.............................................................................         80
Statement of Changes in Net Assets..................................................................         82
Financial Highlights................................................................................         86
Notes to Financial Statements.......................................................................        112

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their cost.

ENTERPRISE
GROUP OF FUNDS
--------------------------------------------------------------------------------

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:

    Investors in U.S. stock mutual funds enjoyed another stellar year in 1997 as the longest bull run in stock-market history continued. For the year, the average diversified U.S. stock fund returned 24.36 percent, according to Lipper Analytical Services, Inc. The good news extended to the bond market, as well, which recorded an impressive rally during the second half of the year. Lipper concluded that the average taxable-bond fund gained 8.67 percent in 1997, while the average tax-free bond fund recorded 8.24 percent in total returns, which include price changes and reinvested dividends.

1997 IN REVIEW

    Stocks, as measured by the S&P 500 Composite Index, achieved an improbable third consecutive rise of more than 20 percent in 1997. The S&P 500 gained 33.4 percent, inclusive of reinvested dividends and interest, which marked the 15th calendar-year advance for the index in the past 16 years. Nearly ideal economic conditions in the U.S. -- solid earnings gains and low unemployment combined with almost non-existent inflationary pressure -- spurred the Dow Jones Industrial Average to a 24.9 percent rise and the Nasdaq Composite Index to a
22.3 percent gain. Even small-cap stocks, as measured by the Russell 2000 Index, showed marked improvement from 1996 by gaining 22.4 percent.

    The headiness caused by all of this good news was tempered by a volatile fourth quarter marked by the record one-day drop of 554 points by the Dow on October 27. Although the fourth quarter barely detracted from the gains of the first three quarters -- the average U.S. stock fund declined just 1.54 percent according to Lipper -- it served as a reminder to investors of the value of long-term investment planning and portfolio diversification. Much of the volatility stemmed from the ongoing financial uncertainty in Southeast Asia, where several economies suffered the effects of wild stock market swings caused by weak currencies and bad loans by financial institutions.

    During the second half of 1997, the "Asian flu" spread throughout Thailand, Indonesia, the Philippines, Hong Kong, South Korea and Malaysia. As Japan, traditionally the region's financial leader, struggled to turn around its own economy, the leadership for an Asian bailout fell to the U.S. and the International Monetary Fund.

    In the fixed income arena, several factors cheered bond investors. Falling inflation, little action by the Federal Reserve, a budget deficit shrinking faster than predicted and a flattening yield curve raised prices on almost all types of bonds. The yield on the 30-year Treasury bond, traditionally a bellwether for the fixed income markets, hit a 1997 high of 7.2 percent in April before closing the year below the psychologically important 6 percent barrier at
5.92 percent.

LOOKING TO 1998

    We believe, as do our portfolio managers, that although the financial problems in Southeast Asia will have an as-yet-undetermined effect on the profits of some U.S. corporations, the overall strength of the American economy may provide a scenario for further positive returns for U.S. stocks in 1998. We must emphasize, however, that an expectation of the level of returns we have experienced during the past three years is an unrealistic one in light of the historical record. Past results do not guarantee future performance. Long-term investors may potentially reduce their dependence upon short-term results by exercising patience and examining the allocation of their investment portfolios with professional financial advisors.

    The Enterprise Group of Funds earned an outstanding vote of recognition within the mutual fund industry in the DALBAR 1997 Broker/Dealer General Opinion Survey, being ranked No. 1 overall among small mutual fund complexes. As a result, we earned the prestigious DALBAR Crystal Pyramid Award for 1997. This was the 11th

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      1
annual survey conducted by DALBAR, Inc., which provides research and publications to financial services institutions. The survey focused on the investment performance, marketing support and operations support delivered by mutual fund families. For the purposes of the survey, small mutual fund complexes were defined as those whose assets under management were $8 billion or less.

    Effective July 17, Enterprise made available to its shareholders two new portfolios, the Enterprise Growth and Income Portfolio and the Enterprise Small Company Growth Portfolio. These portfolios emerged from Retirement System Fund Inc. when Enterprise acquired the advisory services for that fund from Retirement System Investors Inc., which had served as investment adviser to the funds since their inception in May 1991. Retirement System Investors continues to manage the Enterprise Growth and Income Portfolio, which offers a blend of large-cap value and large-cap growth investment styles. Pilgrim Baxter & Associates, Ltd., now manages the Enterprise Small Company Growth Portfolio.

    During 1997, the Enterprise Growth, Growth and Income, Capital Appreciation, Small Company Value and Government Securities Portfolios, in particular, received favorable media recognition relative to their mutual fund peer groups due to their performance. We will continue in 1998 and beyond to provide investors with a wide selection of mutual funds to cover the spectrum of investment needs.

    1998 will also mark the 30th anniversary of the Enterprise Growth Portfolio, subadvised by Montag & Caldwell, Inc. The Enterprise Growth Portfolio continues to receive industry recognition for its long-term investment performance.

    We are proud of our success to date and appreciate your confidence in The Enterprise Group of Funds as we continue our primary mission of adding value to your investment portfolio by providing you with access to some of the most accomplished institutional investment firms in the industry.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President and Chief Executive Officer

2                     THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE GROWTH PORTFOLIO

MONTAG & CALDWELL, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Montag & Caldwell served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1967. Montag & Caldwell manages approximately $15.5 billion for institutional clients, and its normal investment minimum is $40 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth Portfolio is to seek appreciation of capital primarily through investments in common stocks.

INVESTMENT PHILOSOPHY

The equity selection process is a low-risk, growth stock approach. Valuation is the key selection criterion that makes its investment style risk-averse. Montag & Caldwell also emphasizes growth characteristics because it is seeking not only companies with shares that are attractively priced but also those that may experience strong earnings growth relative to other companies.

1997 PERFORMANCE REVIEW

As anticipated, 1997 proved to be a volatile year for the stock market but equities still managed to produced positive returns for the third straight year. After enduring a weak first quarter the stock market rebounded strongly during the middle quarters, only to languish in the fourth quarter as Asia's economic ills dominated investor concerns. During the year, the portfolio benefited initially from its exposure to consumer, health care and technology holdings, which responded to nearly perfect investment conditions: moderate economic growth, lower-than-expected inflation, corporate profits growing at a healthy rate, and interest rates remaining steady to lower. Late weakness in many of these positions, reflecting their exposure to the Asian financial uncertainty, caused a consolidation of portfolio gains, however.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-A              ONE YEAR             FIVE YEAR            TEN YEAR
Average Annual With Load                                25.53%        20.59%                     17.92%
Average Annual Without Load                             31.76%        21.77%                     18.50%
S&P 500*                                                33.36%        20.27%                     18.06%
Lipper Growth Fund Index**                              28.08%        17.08%                     16.08%
                                             Enterprise Growth
                                                   Portfolio-A       S&P 500   Lipper Growth Fund Index
12/31/87                                             $9,525.32    $10,000.00                 $10,000.00
1988                                                $10,696.93    $11,661.00                 $11,413.00
1989                                                $13,162.58    $15,356.37                 $14,548.15
1990                                                $12,863.79    $14,878.79                 $13,761.10
1991                                                $18,239.56    $19,412.35                 $18,760.50
1992                                                $19,417.84    $20,891.58                 $20,191.93
1993                                                $21,474.19    $22,997.45                 $22,610.92
1994                                                $21,261.59    $23,301.01                 $22,255.93
1995                                                $29,761.98    $32,057.53                 $29,522.49
1996                                                $39,464.39    $39,417.94                 $34,683.02
1997                                                $51,998.27    $52,567.77                 $44,422.02

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      3

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-B         ONE YEAR        INCEPTION
Annualized Return With CDSC                   27.15%        32.34%
Annualized Return Without CDSC                31.15%        33.27%
S&P 500*                                      33.36%        29.47%
Lipper Growth Fund Index**                    28.08%        24.88%
*From 5/1/95-12/31/97
                                   Enterprise Growth                  Lipper Growth
                                         Portfolio-B       S&P 500       Fund Index
5/1/95                                    $10,000.00    $10,000.00       $10,000.00
1995                                      $12,465.80    $12,162.34       $12,030.00
1996                                      $16,421.20    $14,948.98       $14,132.84
1997                                      $21,136.40    $19,935.95       $18,101.35

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-C             INCEPTION
Cumulative Return With CDSC                             20.91%
Cumulative Return Without CDSC                          21.91%
S&P 500*                                                22.56%
Lipper Growth Fund Index**                              23.10%
*From 5/1/97-12/31/97
                                             Enterprise Growth
                                                   Portfolio-C       S&P 500   Lipper Growth Fund Index
5/1/97                                              $10,000.00    $10,000.00                 $10,000.00
1997                                                $12,090.60    $12,256.00                 $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
                                            ONE YEAR             INCEPTION
Enterprise Growth Portfolio-Y                           32.40%        39.16%
S&P 500*                                                33.36%        37.24%
Lipper Growth Fund Index**                              28.08%        30.81%
*From 8/31/96-12/31/97
                                             Enterprise Growth
                                                   Portfolio-Y       S&P 500   Lipper Growth Fund Index
8/31/96                                             $10,000.00    $10,000.00                 $10,000.00
1996                                                $11,738.41    $11,439.00                 $11,172.00
1997                                                $15,541.65    $15,255.05                 $14,309.10

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

4                     THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

Stock market returns may be respectable, but more subdued, in 1998. The prospects for sustained growth in the economy and corporate profits, along with low inflation and steady to lower bond yields, potentially suggest a continued good fundamental setting for equities. Tempering this favorable outlook may be lower corporate profit gains and stock market valuations that accurately reflect these good economic fundamentals.

The outlook for the shares of high-quality growth companies remains bright. Most of these companies operate globally and while there may be weakness in the developing economies of the world, such as Southeast Asia, other economies may be making good progress. The tendency for strength in some economic regions to offset weakness in other areas, combined with dynamic global opportunities and competitive advantages, have enabled these companies to produce consistently solid earnings growth during the years. In the year ahead, the more predictable and above-average earnings gains of these companies may be particularly attractive as overall corporate profit growth slows.

Montag & Caldwell particularly favors the shares of multinational consumer and health care companies with strong product offerings that are value-added and proprietary in nature. Such products are generally used each day. Even in a U.S. recession, demand remains relatively strong for products such as soft drinks, detergents, blades and razors, as well as for pharmaceuticals. While the portfolio's technology commitments have been reduced due to valuation, product transition and macroeconomic issues, the outlook is still good for technology spending as companies seek to position themselves better for the dynamic and challenging global market environment.

Lastly, the outlook may be especially promising for these globally exposed companies in the second half of 1998. By then, foreign economies in both developed and developing parts of the world should be improving and, at the same time, currency translations from a strong U.S. dollar may have a less negative impact on reported sales and earnings. In the meantime, the shares of these companies may hold their own as relative earnings and valuation positions improve in a moderating corporate profit environment with steady to lower bond yields.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      5

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 96.20%                                AMOUNT         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.23%
--------------------------------------------------------------------------------
Interpublic Group of Companies Inc................       280,000   $ 13,947,500
Manpower Inc......................................       400,000     14,100,000
                                                                   ------------
                                                                     28,047,500
CAPITAL GOODS & SERVICES -- 3.10%
--------------------------------------------------------------------------------
General Electric Company..........................       280,000     20,545,000
COMPUTER HARDWARE -- 10.76%
--------------------------------------------------------------------------------
3Com Corporation (Rts) (a)........................       220,000      7,686,250
Adaptec Inc. (a)..................................       290,000     10,766,250
Cisco Systems Inc. (a)............................       510,000     28,432,500
Compaq Computer
Corporation (a)...................................       330,000     18,624,375
Seagate Technology (a)............................       300,000      5,775,000
                                                                   ------------
                                                                     71,284,375
COMPUTER SERVICES -- 2.51%
--------------------------------------------------------------------------------
Solectron Corporation (a).........................       400,000     16,625,000
COMPUTER SOFTWARE -- 7.94%
--------------------------------------------------------------------------------
Electronic Arts (a)...............................       400,000     15,125,000
Microsoft Corporation (a).........................       200,000     25,850,000
Oracle System Corporation (a).....................       520,000     11,602,500
                                                                   ------------
                                                                     52,577,500
CONGLOMERATES -- 3.63%
--------------------------------------------------------------------------------
Cendant Corporation...............................       700,000     24,062,500
CONSUMER NON-DURABLES -- 9.99%
--------------------------------------------------------------------------------
Gillette Company..................................       280,000     28,122,500
Mattel Inc........................................       335,200     12,486,200
Procter & Gamble Company..........................       320,000     25,540,000
                                                                   ------------
                                                                     66,148,700
ENTERTAINMENT & LEISURE -- 3.21%
--------------------------------------------------------------------------------
Walt Disney Company...............................       215,000     21,298,438
FINANCE -- 3.23%
--------------------------------------------------------------------------------
American Express Company..........................       240,000     21,420,000
FOOD & BEVERAGES & TOBACCO -- 6.69%
--------------------------------------------------------------------------------
Coca-Cola Company.................................       440,000     29,315,000
Pioneer Hi Bred International
Inc...............................................       140,000     15,015,000
                                                                   ------------
                                                                     44,330,000
HEALTH CARE -- 3.24%
--------------------------------------------------------------------------------
Medtronic Inc.....................................       410,000     21,448,125

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
HOTELS & RESTAURANTS -- 5.60%
--------------------------------------------------------------------------------
Cracker Barrel Old Country Store..................       225,000   $  7,509,375
Marriott International Inc........................       220,000     15,235,000
McDonald's Corporation............................       300,000     14,325,000
                                                                   ------------
                                                                     37,069,375
INSURANCE -- 3.04%
--------------------------------------------------------------------------------
American International Group Inc..................       185,000     20,118,750
MEDICAL INSTRUMENTS -- 2.51%
--------------------------------------------------------------------------------
Boston Scientific Corporation.....................       362,600     16,634,275
PHARMACEUTICALS -- 17.27%
--------------------------------------------------------------------------------
Bristol Myers Squibb Company......................       267,500     25,312,187
Johnson & Johnson.................................       400,000     26,350,000
Eli Lilly & Company...............................       300,000     20,887,500
Merck & Company Inc...............................       190,000     20,187,500
Pfizer Inc........................................       290,300     21,645,494
                                                                   ------------
                                                                    114,382,681
RETAIL -- 5.27%
--------------------------------------------------------------------------------
Gap Inc...........................................       420,000     14,883,750
Home Depot Inc....................................       340,000     20,017,500
                                                                   ------------
                                                                     34,901,250
TECHNOLOGY -- 2.18%
--------------------------------------------------------------------------------
Intel Corporation.................................       205,300     14,422,325
TELECOMMUNICATIONS -- 1.80%
--------------------------------------------------------------------------------
Ericsson L M Tel Company (ADR)....................       320,000     11,940,000
                                                                   ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $470,569,547)..................................    637,255,794
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.12%
--------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
5.00% due 01/02/98
Collateral: U.S. Treasury Note $20,890,000, 5.625%
due 10/31/99 Value $21,045,568....................  $ 20,630,000     20,630,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $20,630,000)...................................     20,630,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $491,199,547)..................................   $657,885,794
OTHER ASSETS LESS LIABILITIES -- 0.68%..........................      4,523,154
                                                                   ------------
NET ASSETS -- 100%..............................................   $662,408,948
--------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts

See notes to financial statements.

6                     THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE EQUITY PORTFOLIO

OPCAP ADVISORS
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became investment adviser to this Enterprise fund on May 1, 1997. Oppenheimer Capital manages approximately $61 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Portfolio is long-term capital appreciation primarily from investments in securities of companies that are believed by the portfolio manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

INVESTMENT PHILOSOPHY

OpCap Advisors' investment process uses a fundamental, bottom-up process of value investing. The security selection process focuses on well-positioned companies that generate high returns on assets and free cash flow, have strong barriers to competition, have managements oriented to shareholder interests and sell at reasonable valuation levels. A complete qualitative review of the business relative to its peers and its history is the key to the process. OpCap seeks securities whose undervaluation is great enough to provide significant upside reward with modest downside risk.

1997 PERFORMANCE REVIEW

As the stock market rose in 1997, OpCap maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the portfolio's net assets were allocated 87 percent to common stocks and 13 percent to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at favorable prices. The portfolio's large cash position should serve shareholders well if the Asian financial crisis continues to buffet the stock market.

The portfolio achieved satisfactory results in 1997. OpCap achieved these results by being disciplined in its philosophy of investing in superior companies that have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders. Some of its more recent additions to the portfolio included the common stocks of ACE Ltd., AFLAC Inc., EXEL Ltd., Polaroid Corp., and UCAR International. OpCap liquidated portfolio positions in Allegheny Teledyne Inc., Anheuser Busch Companies Inc., Boeing Co., Commscope Inc. and Computer Associates International.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      7

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-A        INCEPTION
Average Annual With Load                      15.52%
Average Annual Without Load                   21.30%
S&P 500*                                      22.56%
Lipper Growth Fund Index**                    23.10%
*From 5/1/97-12/31/97
                                          Enterprise                  Lipper Growth
                                  Equity Portfolio-A       S&P 500       Fund Index
5/1/97                                     $9,523.81    $10,000.00       $10,000.00
1997                                      $11,552.00    $12,256.00       $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-B        INCEPTION
Annualized Return With CDSC                  15.80%
Annualized Return Without CDSC               20.80%
S&P 500*                                     22.56%
Lipper Growth Fund Index**                   23.10%
*From 5/1/97-12/31/97
                                  Enterprise Equity                  Lipper Growth
                                        Portfolio-B       S&P 500       Fund Index
5/1/97                                   $10,000.00    $10,000.00       $10,000.00
1997                                     $11,580.30    $12,256.00       $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-C             INCEPTION
Cumulative Return With CDSC                            19.89%
Cumulative Return Without CDSC                         20.89%
S&P 500*                                               22.56%
Lipper Growth Fund Index**                             23.10%
*From 5/1/97-12/31/97
                                            Enterprise Equity
                                                  Portfolio-C       S&P 500   Lipper Growth Fund Index
5/1/97                                             $10,000.00    $10,000.00                 $10,000.00
1997                                               $11,989.20    $12,256.00                 $12,310.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

8                     THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

A tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. Inflation probably may not pick up markedly, nor does OpCap believe the U.S. will slide into a recession. Whether the stock market indexes will rise or fall in 1998 is a matter of conjecture. There could be a high level of market volatility until these issues sort themselves out, but volatility creates opportunities to buy stocks at favorable prices.

OpCap continues to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in this value approach, OpCap seeks to control risk, and match or exceed its benchmarks regardless of economic or market trends.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      9

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 87.32%                                AMOUNT         VALUE
--------------------------------------------------------------------------------

ADVERTISING -- 3.20%
--------------------------------------------------------------------------------
Omnicom Group Inc.................................       4,000     $   169,500

AEROSPACE -- 4.09%
--------------------------------------------------------------------------------
Lockheed Martin Corporation.......................       2,200         216,700

BANKING -- 9.54%
--------------------------------------------------------------------------------
BankBoston Corporation............................       1,600         150,300
Citicorp..........................................       1,200         151,725
Wells Fargo & Company.............................         600         203,662
                                                                   -----------
                                                                       505,687

CAPITAL GOODS & SERVICES -- 3.86%
--------------------------------------------------------------------------------
General Electric Company..........................         400          29,350
Textron Inc.......................................       2,800         175,000
                                                                   -----------
                                                                       204,350

CHEMICALS -- 2.04%
--------------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............       1,800         108,113
COMPUTER HARDWARE -- 1.21%
--------------------------------------------------------------------------------
Wang Labs Inc. New................................       2,900          64,163

CONSUMER NON-DURABLES -- 2.32%
--------------------------------------------------------------------------------
Avon Products Inc.................................       2,000         122,750

CONSUMER PRODUCTS -- 2.39%
--------------------------------------------------------------------------------
Polaroid Corporation..............................       2,600         126,587

DRUGS & MEDICAL PRODUCTS -- 3.21%
--------------------------------------------------------------------------------
Becton, Dickinson & Company.......................       3,400         170,000

ELECTRICAL EQUIPMENT -- 3.97%
--------------------------------------------------------------------------------
Avnet Inc.........................................       2,100         138,600
UCAR International Inc............................       1,800          71,887
                                                                   -----------
                                                                       210,487

ENTERTAINMENT & LEISURE -- 2.23%
--------------------------------------------------------------------------------
Sabre Group Holdings Inc..........................       4,100         118,388

FOOD & BEVERAGES & TOBACCO -- 1.72%
--------------------------------------------------------------------------------
Sysco Corporation.................................       2,000          91,125

HEALTH CARE -- 2.63%
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Tenet Healthcare Corporation (a)..................       4,200         139,125

HOTELS & RESTAURANTS -- 3.33%
--------------------------------------------------------------------------------
McDonald's Corporation............................       3,700     $   176,675

INSURANCE -- 18.91%
--------------------------------------------------------------------------------
ACE Ltd...........................................       1,600         154,400
AFLAC Inc.........................................       3,100         158,487
American International Group Inc..................         650          70,688
Everest Reinsurance Holdings......................       1,200          49,500
EXEL Ltd..........................................       2,500         158,438
General Re Corporation............................         700         148,400
Mid Ocean Ltd.....................................       1,500          81,375
Renaissance Holdings Ltd..........................       4,100         180,912
                                                                   -----------
                                                                     1,002,200

MACHINERY -- 6.58%
--------------------------------------------------------------------------------
Caterpillar Inc...................................       4,200         203,962
Dover Corporation.................................       4,000         144,500
                                                                   -----------
                                                                       348,462

MISC. FINANCIAL SERVICES -- 4.87%
--------------------------------------------------------------------------------
Countrywide Credit Industries Inc.................       2,100          90,037
Federal Home Loan Mortgage Corporation............       4,000         167,750
                                                                   -----------
                                                                       257,787

RETAIL -- 3.98%
--------------------------------------------------------------------------------
May Department Stores Company.....................       4,000         210,750

RUBBER & PLASTICS -- 2.54%
--------------------------------------------------------------------------------
Armstrong World Industries Inc....................       1,800         134,550

TELECOMMUNICATIONS -- 2.10%
--------------------------------------------------------------------------------
Sprint Corporation................................       1,900         111,388

TRANSPORTATION -- 2.60%
--------------------------------------------------------------------------------
AMR Corporation (a)...............................         500          64,250
Canadian Pacific Ltd..............................       2,700          73,575
                                                                   -----------
                                                                       137,825
TOTAL COMMON STOCKS
(IDENTIFIED COST $4,251,976)....................................     4,626,612
--------------------------------------------------------------------------------

10                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 12.25%
--------------------------------------------------------------------------------
Deere (John) Capital Corporation 5.73% due
01/28/98..........................................    $100,000     $    99,570
Ford Motor Credit Company 5.71% due 01/05/98......     200,000         199,873
IBM Credit Corporation 5.70% due 01/09/98.........     100,000          99,874
American Express Credit Corporation, 5.75% due
01/14/98..........................................     250,000         249,481
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $648,798)......................................       648,798
--------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 0.28%
--------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Dsc Note,
5.43% due 01/20/98................................    $ 15,000     $    14,957
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $14,957).......................................        14,957
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $4,915,731)....................................   $ 5,290,367
OTHER ASSETS LESS LIABILITIES -- 0.15%..........................         8,134
                                                                   -----------
NET ASSETS 100%.................................................   $ 5,298,501
--------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     11

THE ENTERPRISE GROWTH AND INCOME PORTFOLIO

RETIREMENT SYSTEM INVESTORS INC.
New York, New York

INVESTMENT MANAGEMENT

Retirement System Investors Inc. ("RSI") has served as investment adviser to the Growth and Income Portfolio since 1991. RSI manages more than $511 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth and Income Portfolio is a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Index measured over a new period of three to five years, by investing primarily in a broadly diversified group of large-capitalization stocks.

INVESTMENT PHILOSOPHY

RSI uses a fundamental analysis approach, including both qualitative and quantitative factors, applied to a universe of well-established companies. The portfolio manager seeks to identify reasonable valuations among this group of stocks. Forward earnings projections and relative valuation parameters are used to determine price objectives and return potential.

ANNUAL PERFORMANCE REVIEW, OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

Large-cap stocks showed substantial strength as the period began, weakening as investor sentiment became more bearish, and finally rising relentlessly until a late summer swoon softened the advance. Overall, the stock market moved tangibly higher during the year, setting numerous new highs in the popular averages along the way.

The economic news was very favorable during the year, meaning the economy was growing not too fast and not too slow, but just right for investors. Inflation news was positive with growth in both the producer and consumer price indexes bordering on a flat trend. Interest rates have drifted lower, flows into mutual funds have continued and stock prices have responded positively.

RSI's stock selection in the latter part of the year emphasized value, focusing on the lower price/earning multiple issuers -- indifferent to sector -- as the large-cap growth issues became more sensitive to investor sentiment. RSI continued to buy on weakness in individual securities, where fundamentals remain in place, and on corrections in the general market.

THREE MONTHS ENDED DECEMBER 31, 1997 PERFORMANCE REVIEW

Even as the final quarter of calendar 1997 saw tumbling currencies and rising interest rates in Southeast Asia spur concern among U.S. investors that U.S. exports would taper off and corporate profits would slide, equity markets still managed, after incurring a sharp sell-off in October, to rebound and close just a bit below their highs for the calendar year. It was the third consecutive calendar year of strong gains for equities. Interest rates were declining, inflation remained under control, job growth and income growth continued strong, corporate earnings were up and cash inflows into equity mutual funds remained at high levels.

The Growth and Income Portfolio's 1997 returns were enhanced by its holdings in technology, financial services and drugs, while basic material and capital goods issues held back portfolio results.

12                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-A           INCEPTION
Average Annual With Load                                      -4.79%
Average Annual Without Load                                   -0.03%
S&P 500*                                                       2.43%
Lipper Growth & Income Fund Index**                            2.18%
*From 7/31/97-12/31/97                                    Enterprise                    Lipper Growth &
                                         Growth & Income Portfolio-A       S&P 500    Income Fund Index
7/31/97                                                    $9,523.28    $10,000.00           $10,000.00
9/30/97                                                    $9,501.00     $9,957.00           $10,111.00
1997                                                       $9,520.52    $10,243.00           $10,218.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-B                INCEPTION
Annualized Return With CDSC                                             -5.24%
Annualized Return Without CDSC                                          -0.24%
S&P 500*                                                                 2.43%
Lipper Growth & Income Fund Index**                                      2.18%
*From 7/31/97-12/31/97
                                        Enterprise Growth & Income Portfolio-B       S&P 500    Lipper Growth & Income Fund Index
7/31/97                                                             $10,000.00    $10,000.00                           $10,000.00
9/30/97                                                              $9,913.00     $9,957.00                           $10,011.00
1997                                                                 $9,475.69    $10,243.00                           $10,218.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-C                INCEPTION
Cumulative Return With CDSC                                             -1.21%
Cumulative Return Without CDSC                                          -0.21%
S&P 500*                                                                 2.43%
Lipper Growth & Income Fund Index**                                      2.18%
*From 7/31/97-12/31/97
                                        Enterprise Growth & Income Portfolio-C       S&P 500    Lipper Growth & Income Fund Index
7/31/97                                                             $10,000.00    $10,000.00                           $10,000.00
9/30/97                                                              $9,959.00     $9,957.00                           $10,111.00
1997                                                                 $9,878.78    $10,243.00                           $10,218.00

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     13

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
                                                       ONE YEAR                    5 YEAR                  INCEPTION
Enterprise Growth & Income Portfolio-Y                                  27.65%        21.56%                               19.05%
S&P 500*                                                                33.36%        20.27%                               17.84%
Lipper Growth & Income Fund Index**                                     26.96%        18.06%                               16.21%
*From 5/31/91-12/31/97
                                        Enterprise Growth & Income Portfolio-Y       S&P 500    Lipper Growth & Income Fund Index
5/31/91                                                             $10,000.00    $10,000.00                           $10,000.00
1991                                                                $11,311.45    $10,895.00                           $10,703.00
1992                                                                $11,889.47    $11,725.20                           $11,733.70
1993                                                                $13,791.78    $12,907.10                           $13,449.70
1994                                                                $14,584.81    $13,077.47                           $13,394.02
1995                                                                $19,864.51    $17,991.99                           $17,564.92
1996                                                                $24,723.37    $22,122.95                           $21,199.11
9/30/97                                                             $31,459.00    $28,679.00                           $26,633.00
1997                                                                $31,559.38    $29,503.16                           $26,914.38

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption that at original purchase.

 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The Asian currency and economic problems and their impact on domestic business and consumer behavior constitute the chief unknown in the 1998 outlook. The risks to earnings growth and profit margins are that pricing pressures may intensify as U.S. companies feel pressure from Asian competitors to cut prices, just as tight labor markets are pushing up U.S. wages, and that earnings will be negatively affected by adverse foreign currency translations and weak exports.

On balance, there may be a choppy trading range stock market in 1998 with upside potential more in line with a marginal earnings growth projection of five percent or more. Earnings valuations at 19 to 20 times prospective earnings, though high by historical standards, may move a bit higher if inflation and interest rates decline further. Conversely, downside market risks may increase if the impact of the Asian crisis is not contained and the impact spills over into the U.S. economy.

RSI plans to maintain its strategy of being opportunistic in seeking out good companies at attractive prices -- usually during periods of market uncertainty or temporary setbacks. The Asian economic crisis needs to be better understood or discounted, which might take a few quarters. Until then, RSI plans to be deliberate in new investments, perhaps even letting cash reserves build.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

14                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 81.70%                                AMOUNT         VALUE
--------------------------------------------------------------------------------
AEROSPACE -- 6.08%
--------------------------------------------------------------------------------
Allied Signal Inc.................................        18,600   $   724,237
Boeing Company....................................         2,600       127,238
Lockheed Martin Corporation.......................         5,800       571,300
                                                                   -----------
                                                                     1,422,775

BANKING -- 6.20%
--------------------------------------------------------------------------------
BankAmerica Corporation...........................         5,200       379,600
Chase Manhattan Corporation.......................         5,176       566,772
Citicorp..........................................         3,000       379,312
Morgan J P & Company Inc..........................         1,100       124,163
                                                                   -----------
                                                                     1,449,847
BASIC INDUSTRIES -- 3.95%
--------------------------------------------------------------------------------
Aluminum Company America..........................         4,000       281,500
Du Pont (E. I.) De Nemours & Company..............        10,700       642,669
                                                                   -----------
                                                                       924,169
BUILDING & CONSTRUCTION -- 2.01%
--------------------------------------------------------------------------------
Armstrong World Industries Inc....................         4,600       343,850
Medusa Corporation................................         1,900        79,444
Southdown Inc.....................................           800        47,200
                                                                   -----------
                                                                       470,494

COMPUTER HARDWARE -- 13.77%
--------------------------------------------------------------------------------
Cisco Systems Inc. (a)............................         3,600       200,700
E M C Corporation (Massachusetts) (a).............        39,300     1,078,294
Hewlett Packard Company...........................         5,200       325,000
IBM...............................................         8,200       857,412
Intel Corporation.................................         6,200       435,550
Xerox Corporation.................................         4,400       324,775
                                                                   -----------
                                                                     3,221,731

COMPUTER SOFTWARE -- 7.55%
--------------------------------------------------------------------------------
BMC Software Inc. (a).............................           900        59,063
Cadence Design Systems Inc. (a)...................        14,400       352,800
Computer Associates International Inc.............        13,650       721,744
Oracle System Corporation (a).....................         6,000       133,875
Sterling Commerce Inc. (a)........................        13,000       499,687
                                                                   -----------
                                                                     1,767,169

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

CRUDE & PETROLEUM -- 5.28%
--------------------------------------------------------------------------------
British Petroleum (ADR)...........................         2,300   $   183,281
Exxon Corporation.................................         7,700       471,144
Royal Dutch Petroleum (ADR).......................         3,100       167,981
Texaco Inc........................................         7,600       413,250
                                                                   -----------
                                                                     1,235,656

ELECTRICAL EQUIPMENT -- 7.68%
--------------------------------------------------------------------------------
Dresser Industries Inc............................         9,100       381,631
Emerson Electric Company..........................        15,700       886,069
General Electric Company..........................         7,200       528,300
                                                                   -----------
                                                                     1,796,000

ENTERTAINMENT & LEISURE -- 0.98%
--------------------------------------------------------------------------------
Callaway Golf Company.............................         8,000       228,500

FINANCE -- 1.04%
--------------------------------------------------------------------------------
Travelers Inc.....................................         4,500       242,438

FOOD & BEVERAGES & TOBACCO -- 3.02%
--------------------------------------------------------------------------------
Dole Food Inc.....................................         9,400       430,050
Philip Morris Companies Inc.......................         6,100       276,406
                                                                   -----------
                                                                       706,456

INSURANCE -- 3.78%
--------------------------------------------------------------------------------
Allstate Corporation..............................         5,600       508,900
SunAmerica Inc....................................         8,750       374,062
                                                                   -----------
                                                                       882,962

MACHINERY -- 6.71%
--------------------------------------------------------------------------------
Cincinnati Milacron Inc...........................        11,200       290,500
Deere & Company...................................         5,700       332,381
Ingersoll Rand Company............................         3,000       121,500
Snap On Inc.......................................        18,300       798,337
U. S. Filter Corporation (a)......................           900        26,944
                                                                   -----------
                                                                     1,569,662

METALS & MINING -- 1.81%
--------------------------------------------------------------------------------
Potash Corp Saskatchewan Inc......................         5,100       423,300

MISC. FINANCIAL SERVICES -- 1.93%
--------------------------------------------------------------------------------
Federal National Mortgage Association.............         7,900       450,794

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     15

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.04%
--------------------------------------------------------------------------------
Johnson & Johnson.................................         5,800   $   382,075
Lilly Eli & Company...............................           800        55,700
Pfizer Inc........................................         6,800       507,025
                                                                   -----------
                                                                       944,800

RETAIL -- 2.15%
--------------------------------------------------------------------------------
Federated Department Stores Inc. (Delaware) (a)...         8,100       348,806
Tiffany & Company New.............................         4,300       155,069
                                                                   -----------
                                                                       503,875

TELECOMMUNICATIONS -- 3.72%
--------------------------------------------------------------------------------
GTE Corporation...................................         6,100       318,725
Lucent Technologies Inc...........................         2,004       160,070
Tellabs Inc. (a)..................................         7,400       391,275
                                                                   -----------
                                                                       870,070
TOTAL COMMON STOCKS
(IDENTIFIED COST $13,160,251)...................................    19,110,698
--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.27%
--------------------------------------------------------------------------------
INSURANCE -- 1.27%
--------------------------------------------------------------------------------
SunAmerica Inc....................................         6,400       298,000
                                                                   -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $259,114)......................................       298,000
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.54%
--------------------------------------------------------------------------------
Marsh & McLennan Cos Incorporated, 6.00% due
01/05/98..........................................    $1,000,000       999,333
Merrill Lynch & Company Inc. 6.00% due 01/02/98...     1,000,000       999,833
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,999,166)....................................     1,999,166
--------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 5.56%
--------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Dsc Note,
4.75% due 01/02/98................................    $1,300,000   $ 1,299,829
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $1,299,828)....................................     1,299,829
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.25%
--------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Note $525,000, 6.25% due
03/31/99 Value $536,657...........................       525,000       525,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $525,000)......................................       525,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $17,243,360)...................................   $23,232,693
OTHER ASSETS LESS LIABILITIES -- 0.68%..........................       159,191
                                                                   -----------
NET ASSETS -- 100%..............................................   $23,391,884
--------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

16                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE EQUITY INCOME PORTFOLIO

1740 ADVISERS, INC.
New York, New York

INVESTMENT MANAGEMENT

1740 Advisers has been an investment adviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers manages more than $1 billion for institutional clients, and its normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks.

INVESTMENT PHILOSOPHY

Above-average returns can be achieved by buying undervalued, out-of-favor stocks and selling them after the market has recognized and corrected their undervaluation. Dividend yield relative to the S&P 500 is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhances stability in the portfolio and lessens overall market risk.

1997 PERFORMANCE REVIEW

Economic news has been very favorable for the investment markets this year. Inflation has been almost unnoticeable with both the producer and consumer price indices showing flat trends. The economy and corporate profits enjoyed sustained growth, and bond yields were steady to lower, suggesting a good fundamental setting for equities. It was a bookend year for the Equity Income Portfolio with the portfolio showing strength in the middle quarters but weakness at the beginning and end, in line with overall market returns. As a whole, though, 1997 was a good year for the Equity Income Portfolio. Generally, portfolio returns were helped at various times throughout the year by exposure to financial, communication, health care, energy and cyclical stocks. The portfolio's lack of exposure to technology issues was both good and bad in terms of performance as this sector experienced extreme periods of volatility throughout the year.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     17

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-A                                                 ONE YEAR           FIVE YEAR
Average Annual With Load                                                          21.99%      16.72%
Average Annual Without Load                                                       28.08%      17.85%
S&P 500/Barra Value Index*                                                        29.98%      20.68%
Lipper Equity Income Fund Index**                                                 27.51%      17.30%
Enterprise Equity Income
Portfolio-A                                                    S&P 500/Barra Value Index
12/31/87                               $ 9,522.32                            $ 10,000.00
1988                                  $ 10,820.40                            $ 12,167.00
1989                                  $ 12,719.71                            $ 15,346.24
1990                                  $ 11,677.58                            $ 14,295.02
1991                                  $ 14,428.35                            $ 17,519.98
1992                                  $ 15,651.73                            $ 19,364.83
1993                                  $ 17,756.58                            $ 22,966.69
1994                                  $ 17,670.46                            $ 22,822.00
1995                                  $ 23,571.86                            $ 31,266.14
1996                                  $ 27,782.03                            $ 38,141.56
1997                                  $ 35,583.78                            $ 49,576.40

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-A                         TEN YEAR
Average Annual With Load                                     13.53%
Average Annual Without Load                                  14.09%
S&P 500/Barra Value Index*                                   17.36%
Lipper Equity Income Fund Index**                            15.45%
Enterprise Equity Income
Portfolio-A                         Lipper Equity Income Fund Index
12/31/87                                                $ 10,000.00
1988                                                    $ 11,706.00
1989                                                    $ 14,356.24
1990                                                    $ 13,622.63
1991                                                    $ 17,257.15
1992                                                    $ 18,938.00
1993                                                    $ 21,748.40
1994                                                    $ 21,548.31
1995                                                    $ 27,976.18
1996                                                    $ 32,981.11
1997                                                    $ 42,054.22

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-B                           ONE YEAR                       INCEPTION
Annualized Return With CDSC                                     23.35%                      23.57%
Annualized Return Without CDSC                                  27.35%                      24.61%
S&P 500/Barra Value Index*                                      29.98%                      27.61%
Lipper Equity Income Fund Index**                               27.51%                      23.89%
*From 5/1/95-12/31/97
                                              Enterprise Equity Income
                                                           Portfolio-B   S&P 500/Barra Value Index  Lipper Equity Income Fund Index
5/1/95                                                      $10,000.00                  $10,000.00                       $10,000.00
1995                                                        $12,057.10                  $12,097.02                       $11,790.00
1996                                                        $14,133.33                  $14,757.16                       $13,899.23
1997                                                        $17,598.80                  $19,181.35                       $17,722.91

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-C                          INCEPTION
Cumulative Return With CDSC                                     17.21%
Cumulative Return Without CDSC                                  18.21%
S&P 500/Barra Value Index*                                      23.11%
Lipper Equity Income Fund Index**                               21.27%
*From 5/1/97-12/31/97
                                              Enterprise Equity Income
                                                           Portfolio-C   S&P 500/Barra Value Index  Lipper Equity Income Fund Index
5/1/97                                                      $10,000.00                  $10,000.00                       $10,000.00
1997                                                        $11,720.00                  $12,311.00                       $12,127.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.
 * The S&P 500/Barra Value Index is an unmanaged index that excludes transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

18                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

The turmoil in Southeast Asia has clearly increased the risk level for the U.S. stock market. Uncertainty has risen and the ultimate impact on U.S. companies' business earnings is unknown as the situation changes day-by-day. Earnings growth may be slower as a result of less demand from a large and fast-growing part of the world. Pricing power, which was already weak, may likely weaken further as a result of the deflationary forces at work in Southeast Asia. The impact on the U.S. economy might be slightly positive as a result of slower growth, lower inflation and interest rates, and a stronger dollar. The U.S. may be viewed as a safe haven and this should help bonds, but the stock market will continue to consolidate or correct until the impact on earnings becomes clearer.

The Equity Income Portfolio is defensive by nature as a result of its above-average dividend yield requirement. The current strategy for the portfolio is also defensive. The cyclical or economically sensitive sectors have been reduced, especially those related to basic materials and capital spending. Defensive and domestic sectors are being emphasized, particularly telephones, electric and gas utilities and health care. Financial stocks continue as an overweight but emphasis is being slowly switched toward domestic names in regional banks and insurance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     19

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
COMMON STOCKS -- 89.31%                               AMOUNT       VALUE
------------------------------------------------------------------------------

AEROSPACE -- 2.69%
------------------------------------------------------------------------------
Northrop Grumman Corporation......................      10,000  $  1,150,000
Timken Company....................................      30,000     1,031,250
United Technologies Corporation...................      14,000     1,019,375
                                                                ------------
                                                                   3,200,625

AUTOMOTIVE -- 2.71%
------------------------------------------------------------------------------
Eaton Corporation.................................      15,000     1,338,750
Ford Motor Company Delaware.......................      20,000       973,750
General Motors Corporation........................      15,000       909,375
                                                                ------------
                                                                   3,221,875
BANKING -- 9.50%
------------------------------------------------------------------------------
BankBoston Corporation............................      18,000     1,690,875
Bankers Trust New York Corporation................      10,000     1,124,375
Chase Manhattan Corporation.......................      12,000     1,314,000
First Union Corporation...........................      25,000     1,281,250
Fleet Financial Group Inc.........................      10,000       749,375
Mellon Bank Corporation...........................      18,000     1,091,250
NationsBank Corporation...........................      15,000       912,188
Washington Mutual Inc.............................      22,500     1,435,781
Wells Fargo & Company.............................       5,000     1,697,187
                                                                ------------
                                                                  11,296,281

CAPITAL GOODS & SERVICES -- 8.18%
------------------------------------------------------------------------------
Cooper Industries Inc.............................      20,000       980,000
General Electric Company..........................      50,000     3,668,750
General Signal Corporation........................      30,000     1,265,625
Harsco Corporation................................      25,000     1,078,125
Textron Inc.......................................      20,000     1,250,000
Xerox Corporation.................................      20,000     1,476,250
                                                                ------------
                                                                   9,718,750
CHEMICALS -- 2.91%
------------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............      24,000     1,441,500
Monsanto Company..................................      20,000       840,000
Olin Corporation..................................      25,000     1,171,875
                                                                ------------
                                                                   3,453,375
COMMUNICATIONS -- 0.71%
------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
------------------------------------------------------------------------------
Frontier Corporation..............................      35,000       842,188

CONSUMER DURABLES -- 2.39%
------------------------------------------------------------------------------
Dana Corporation..................................      30,000  $  1,425,000
Emerson Electric Company..........................      25,000     1,410,937
                                                                ------------
                                                                   2,835,937

CONSUMER NON-DURABLES -- 1.54%
------------------------------------------------------------------------------
Avon Products Inc.................................      20,000     1,227,500
Eastman Kodak Company.............................      10,000       608,125
                                                                ------------
                                                                   1,835,625

CONSUMER PRODUCTS -- 1.24%
------------------------------------------------------------------------------
Colgate Palmolive Company.........................      20,000     1,470,000

CRUDE & PETROLEUM -- 0.85%
------------------------------------------------------------------------------
MCN Energy Group Inc..............................       5,000       201,875
Royal Dutch Pete Co...............................      15,000       812,813
                                                                ------------
                                                                   1,014,688

ELECTRONICS -- 1.24%
------------------------------------------------------------------------------
Amp Inc...........................................      35,000     1,470,000

ENERGY -- 10.50%
------------------------------------------------------------------------------
Amoco Corporation.................................       7,000       595,875
Atlantic Richfield Company........................      10,000       801,250
British Petroleum PLC (ADR).......................      11,088       883,575
Chevron Corporation...............................      10,000       770,000
Consolidated Natural Gas Company..................      20,000     1,210,000
Dresser Industries Inc............................      35,000     1,467,812
El Paso Natural Gas Company.......................      20,000     1,330,000
Exxon Corporation.................................      17,000     1,040,188
Mobil Corporation.................................      12,000       866,250
Questar Corporation...............................      16,000       714,000
Texaco Inc........................................      15,000       815,625
Williams Companies Inc............................      70,000     1,986,250
                                                                ------------
                                                                  12,480,825

FINANCE -- 3.89%
------------------------------------------------------------------------------
Bank Of New York Company Inc......................      20,000     1,156,250
BankAmerica Corporation...........................      20,000     1,460,000
H F Ahmanson & Company............................      30,000     2,008,125
                                                                ------------
                                                                   4,624,375

20                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
------------------------------------------------------------------------------
FOOD & BEVERAGES & TOBACCO -- 2.77%
------------------------------------------------------------------------------
Fortune Brands Inc................................      20,000  $    741,250
Gallaher Group P L C..............................      15,000       320,625
General Mills Inc.................................       8,000       573,000
Philip Morris Companies Inc.......................      25,000     1,132,812
Quaker Oats Company...............................      10,000       527,500
                                                                ------------
                                                                   3,295,187

FOREST PRODUCTS -- 0.10%
------------------------------------------------------------------------------
Timber Group......................................       5,000       113,438
HOTELS & RESTAURANTS -- 0.45%
------------------------------------------------------------------------------
Felcor Suite Hotels Inc...........................      15,000       532,500
INSURANCE -- 3.19%
------------------------------------------------------------------------------
Cigna Corporation.................................       8,000     1,384,500
Lincoln National Corporation......................      15,000     1,171,875
St Paul Companies Inc.............................      15,000     1,230,937
                                                                ------------
                                                                   3,787,312

MACHINERY -- 1.14%
------------------------------------------------------------------------------
Pitney Bowes Inc..................................      15,000     1,349,063

MISC. FINANCIAL SERVICES -- 0.96%
------------------------------------------------------------------------------
Federal National Mortgage Association.............      20,000     1,141,250
PAPER & FOREST PRODUCTS -- 0.69%
------------------------------------------------------------------------------
Georgia Pacific Corporation.......................       5,000       303,750
International Paper Company.......................      12,000       517,500
                                                                ------------
                                                                     821,250
PHARMACEUTICALS -- 7.75%
------------------------------------------------------------------------------
American Home Products Corporation................      18,000     1,377,000
Baxter International Inc..........................      20,000     1,008,750
Bristol Myers Squibb Company......................      12,000     1,135,500
Lilly Eli & Company...............................      20,000     1,392,500
Merck & Company Inc...............................       9,000       956,250
Schering Plough Corporation.......................      14,000       869,750
Smithkline Beecham P L C (ADR)....................      24,000     1,234,500
Warner-Lambert Company............................      10,000     1,240,000
                                                                ------------
                                                                   9,214,250

PUBLISHING -- 1.37%
------------------------------------------------------------------------------
McGraw Hill Inc...................................      22,000     1,628,000
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
------------------------------------------------------------------------------

RAW MATERIALS -- 3.38%
------------------------------------------------------------------------------
Carpenter Technology Corporation..................      15,000  $    720,937
Freeport McMoRan Copper & Gold Inc................      10,000       153,125
Kimberly Clark Corporation........................      12,000       591,750
Minnesota Mining & Manufacturing Company..........      10,000       820,625
Reynolds Metals Company...........................      10,000       600,000
Union Camp Corporation............................      10,000       536,875
Weyerhaeuser Company..............................      12,000       588,750
                                                                ------------
                                                                   4,012,062

REAL ESTATE -- 3.29%
------------------------------------------------------------------------------
Bay Apartment Communities.........................      10,000       390,000
Crescent Real Estate Equities.....................      15,000       590,625
Developers Diversified Realty.....................      10,000       382,500
Equity Office Properties Trust....................      15,000       473,438
Equity Residential Properties Trust...............      10,000       505,625
Health Care Property Investors Inc................      15,000       567,187
Irvine Apartment Communities Inc..................      15,000       477,187
Public Storage Inc................................      18,000       528,750
                                                                ------------
                                                                   3,915,312

RETAIL -- 0.88%
------------------------------------------------------------------------------
J C Penney Inc....................................       6,000       361,875
Sears Roebuck & Company...........................      15,000       678,750
                                                                ------------
                                                                   1,040,625

TECHNOLOGY -- 1.95%
------------------------------------------------------------------------------
Harris Corporation Delaware.......................      30,000     1,376,250
Thomas & Betts Corporation........................      20,000       945,000
                                                                ------------
                                                                   2,321,250

TELECOMMUNICATIONS -- 9.16%
------------------------------------------------------------------------------
Ameritech Corporation.............................      20,000     1,610,000
AT & T Corporation................................      25,000     1,531,250
Bell Atlantic Corporation.........................      25,000     2,275,000
BellSouth Corporation.............................      20,000     1,126,250
GTE Corporation...................................      20,000     1,045,000
SBC Communications Inc............................      25,000     1,831,250
Sprint Corporation................................      25,000     1,465,625
                                                                ------------
                                                                  10,884,375

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     21

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
------------------------------------------------------------------------------
TRANSPORTATION -- 1.17%
------------------------------------------------------------------------------
Norfolk Southern Corporation......................      25,000  $    770,313
Union Pacific Corporation.........................      10,000       624,375
                                                                ------------
                                                                   1,394,688

UTILITIES -- 2.71%
------------------------------------------------------------------------------
American Electric Power Inc.......................      17,000       877,625
Carolina Power & Light Company....................      13,000       551,688
FPL Group Inc.....................................      15,000       887,812
U.S. West Communications Group....................      20,000       902,500
                                                                ------------
                                                                   3,219,625
                                                                ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $73,191,130).................................   106,134,731
------------------------------------------------------------------------------
PREFERRED STOCK -- 0.24%
------------------------------------------------------------------------------

INSURANCE -- 0.24%
------------------------------------------------------------------------------
Aetna Inc.........................................       4,000       286,000
                                                                ------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $305,489)....................................       286,000
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.89%
------------------------------------------------------------------------------
Associates Corporation of North America, 5.65% due
01/20/98..........................................  $2,000,000     1,994,036
Bell Atlantic Financial Services 6.00% due
01/21/98..........................................     500,000       498,333
CIT Group Holdings Inc. 5.56% due 01/20/98........     400,000       398,826
Merrill Lynch & Company Inc. 5.63% due 01/16/98...   1,300,000     1,296,950
National Rural Utilities Cooperative Finance,
5.57% due 02/12/98................................   1,500,000     1,490,253
Sears Roebuck Acceptance Corporation, 5.81% due
01/09/98..........................................     300,000       299,613
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
------------------------------------------------------------------------------
Ford Motor Credit Company 5.65% due 02/02/98......  $1,500,000  $  1,492,467
Ford Motor Credit Company 5.75% due 01/30/98......   1,500,000     1,493,052
Prudential Funding Corporation 5.51% due
01/06/98..........................................   1,300,000     1,299,005
Prudential Funding Corporation 5.59% due
01/07/98..........................................     300,000       299,721
                                                                ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $10,562,256).................................    10,562,256
------------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 1.09%
------------------------------------------------------------------------------
Federal National Mortgage Association Discount
Notes, 5.45% due 01/16/98.........................   1,300,000     1,297,048
                                                                ------------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $1,297,048)..................................     1,297,048
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.37%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Bond $340,000, 8.5% due
2/15/20 Value $450,819............................     440,000       440,000
                                                                ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $440,000)....................................       440,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $85,795,923).................................  $118,720,035
OTHER ASSETS LESS LIABILITIES -- 0.10%........................       123,685
                                                                ------------
NET ASSETS 100%...............................................  $118,843,720
------------------------------------------------------------------------------

ADR American Depository Receipt

See notes to financial statements.

22                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

PROVIDENT INVESTMENT COUNSEL, INC.
Pasadena, California

INVESTMENT MANAGEMENT

Provident Investment Counsel has been investment adviser to the Enterprise Capital Appreciation Portfolio since inception. Provident Investment Counsel manages approximately $18 billion for institutional clients, and its usual investment minimum is $5 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

INVESTMENT PHILOSOPHY

Provident's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. The investment strategy seeks to create a portfolio of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than is the overall market.

1997 PERFORMANCE REVIEW

U.S. equity investors enjoyed a third straight year of excellent returns in 1997. Notably, almost all of the year's gains was made in only three months--May, June and July. The U.S. equity markets did manage to post a modest advance in the fourth quarter, but only with the help of a year-end rally. Fourth-quarter gains were small in comparison to the significant returns of the preceding periods, but were achieved in an environment of high uncertainty and increased volatility.

The longevity of the current economic expansion linked with continued strong corporate earnings growth provided the fundamental underpinning for the year's advance. Inflation remained surprisingly tame despite the lowest unemployment levels in 24 years. Despite a generally favorable economic environment, it was also a year of increasing volatility in the equity markets.

As in previous years, liquidity provided support for stocks. During the first four months of 1997, cash flow found the path of least resistance, favoring mega-capitalization shares. In May, the market began to broaden as investors focused on the excellent earnings growth and valuation opportunities in other large, midsize and small-capitalization stocks. The Capital Appreciation Portfolio participated fully in this broad market move through the third quarter.

Fears related to the direct earnings impact on U.S. companies roiled domestic markets during the fourth quarter as the extent of Asia's economic and currency crisis became apparent to U.S. investors. Additionally, a flight to liquidity saw money flows returning to the same large-capitalization shares favored in the first quarter.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     23

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-A                                                     ONE YEAR            FIVE YEAR
Average Annual With Load                                                                  14.55%      11.36%
Average Annual Without Load                                                               20.27%      12.45%
S&P 500/Barra Growth Index*                                                               36.54%      19.65%
Lipper Cap. Appr. Fund Index**                                                            19.86%      15.40%
Enterprise Capital Appreciation
Portfolio-A                                                           S&P 500/Barra Growth Index
12/31/87                                     $ 9,526.76                              $ 10,000.00
1988                                        $ 10,092.65                              $ 11,195.00
1989                                        $ 13,551.40                              $ 15,269.98
1990                                        $ 14,071.77                              $ 15,300.52
1991                                        $ 22,379.75                              $ 21,171.33
1992                                        $ 23,684.49                              $ 22,244.72
1993                                        $ 25,036.87                              $ 22,618.43
1994                                        $ 24,170.60                              $ 23,326.38
1995                                        $ 30,382.44                              $ 32,218.40
1996                                        $ 35,401.62                              $ 39,944.37
1997                                        $ 42,577.53                              $ 54,540.05

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-A                           TEN YEAR
Average Annual With Load                                        15.59%
Average Annual Without Load                                     16.15%
S&P 500/Barra Growth Index*                                     18.49%
Lipper Cap. Appr. Fund Index**                                  15.00%
Enterprise Capital Appreciation
Portfolio-A                               Lipper Cap. Appr. Fund Index
12/31/87                                                   $ 10,000.00
1988                                                       $ 11,285.00
1989                                                       $ 14,478.66
1990                                                       $ 13,352.22
1991                                                       $ 18,367.31
1992                                                       $ 19,755.88
1993                                                       $ 22,867.43
1994                                                       $ 22,304.89
1995                                                       $ 29,351.00
1996                                                       $ 33,738.98
1997                                                       $ 40,439.54

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-B                                 ONE YEAR                           INCEPTION
Annualized Return With CDSC                                                 15.60%                        19.49%
Annualized Return Without CDSC                                              19.60%                        20.59%
S&P 500/Barra Growth Index*                                                 36.54%                        31.43%
Lipper Cap Appr. Fund Index**                                               19.86%                        21.06%
*From 5/1/95-12/31/97
                                                   Enterprise Capital Appreciation
                                                                       Portfolio-B    S&P 500/Barra Growth Index
5/1/97                                                                  $10,000.00                    $10,000.00
1995                                                                    $11,898.80                    $12,258.67
1996                                                                    $13,787.14                    $15,198.30
1997                                                                    $16,088.73                    $20,751.75

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
S&P 500/Barra Growth Index*
Lipper Cap Appr. Fund Index**
*From 5/1/95-12/31/97

                                           Lipper Cap Appr. Fund Index
5/1/97                                                      $10,000.00
1995                                                        $12,093.00
1996                                                        $13,900.90
1997                                                        $16,661.62

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-C                                INCEPTION
Cumulative Return With CDSC                                                 21.35%
Cumulative Return Without CDSC                                              22.35%
S&P 500/Barra Growth Index*                                                 21.99%
Lipper Cap. Appr. Fund Index**                                              23.11%
*From 5/1/97-12/31/97
                                                   Enterprise Capital Appreciation
                                                                       Portfolio-C    S&P 500/Barra Growth Index
5/1/97                                                                  $10,000.00                    $10,000.00
1997                                                                    $12,134.60                    $12,199.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
S&P 500/Barra Growth Index*
Lipper Cap. Appr. Fund Index**
*From 5/1/97-12/31/97

                                          Lipper Cap. Appr. Fund Index
5/1/97                                                      $10,000.00
1997                                                        $12,311.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than original purchase.
 * The S&P 500/Barra Growth Index is an unmanaged index that excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

24                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

In 1998, visible and sustainable earnings and revenue growth may become a key focal point for investors, particularly in light of slower domestic growth resulting from the Asian economic crisis. True to its "bottom-up approach," the Capital Appreciation Portfolio invests in established, profitable, well-managed businesses with diversified customer bases. These companies share the superior financial characteristics of high earnings and revenue growth, high return on equity and reinvestment rates. Furthermore, these companies strive to maintain high profit margins regardless of the economic environment, an especially important factor given potentially increasing foreign price competition.

In the environment of global volatility and slowing earnings growth, portfolios that exhibit consistent, strong revenue and earnings growth may prove attractive to investors in 1998. The companies in this portfolio are growing earnings at twice the rate of the 20 largest S&P 500 companies. The earnings growth in this portfolio is complemented by excellent revenue growth, high profit margins, high returns to equity and low debt levels. Thus, the quality of earnings growth may be superior because it may be more visible and sustainable than that of the average company. Despite the gains of the last three years, these companies still offer reasonable price-to-earnings valuation levels and remain deserving investment selections in 1998.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     25

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 98.56%                                AMOUNT           VALUE
--------------------------------------------------------------------------------
COMPUTER HARDWARE -- 1.04%
--------------------------------------------------------------------------------
Dell Computer Corporation (a).....................         15,000   $   1,260,000

COMPUTER SERVICES -- 3.67%
--------------------------------------------------------------------------------
HBO & Company.....................................         60,000       2,880,000
Sungard Data Systems Inc. (a).....................         50,000       1,550,000
                                                                    -------------
                                                                        4,430,000

COMPUTER SOFTWARE -- 4.12%
--------------------------------------------------------------------------------
Compusa Inc. (a)..................................         35,000       1,085,000
Microsoft Corporation (a).........................         21,200       2,740,100
Sterling Commerce Inc. (a)........................         30,000       1,153,125
                                                                    -------------
                                                                        4,978,225
CONGLOMERATES -- 1.14%
--------------------------------------------------------------------------------
Cendant Corporation (a)...........................         40,000       1,375,000
CRUDE & PETROLEUM -- 2.14%
--------------------------------------------------------------------------------
Petroleum Geo Services (ADR) (a)..................         40,000       2,590,000
ENERGY -- 6.53%
--------------------------------------------------------------------------------
AES Corporation (a)...............................         80,000       3,730,000
Global Marine Inc. (a)............................        100,000       2,450,000
Tosco Corporation.................................         45,000       1,701,563
                                                                    -------------
                                                                        7,881,563
FINANCE -- 11.43%
--------------------------------------------------------------------------------
Associates First Capital Corporation..............         44,900       3,193,512
CIT Group Inc.....................................         45,000       1,451,250
MBNA Corporation..................................        207,168       5,658,276
State Street Corporation..........................         60,000       3,491,250
                                                                    -------------
                                                                       13,794,288

HEALTH CARE -- 9.55%
--------------------------------------------------------------------------------
Healthsouth Corporation (a).......................        110,000       3,052,500
Medtronic Inc.....................................         70,600       3,693,263
Omnicare Inc......................................         58,000       1,798,000
Pfizer Inc........................................         40,000       2,982,500
                                                                    -------------
                                                                       11,526,263

INSURANCE -- 3.53%
--------------------------------------------------------------------------------
American International Group Inc..................         14,775       1,606,781
MGIC Investment Corporation.......................         40,000       2,660,000
                                                                    -------------
                                                                        4,266,781

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

MACHINERY -- 7.40%
--------------------------------------------------------------------------------
Cooper Cameron Corporation (a)....................         22,000   $   1,342,000
Tyco International Ltd. New.......................        135,200       6,092,450
United States Filter Corporation (a)..............         50,000       1,496,875
                                                                    -------------
                                                                        8,931,325

MEDICAL INSTRUMENTS -- 1.55%
--------------------------------------------------------------------------------
Guidant Corporation...............................         30,000       1,867,500

MEDICAL SERVICES -- 3.46%
--------------------------------------------------------------------------------
Health Management Associates Inc. (a).............         44,095       1,113,399
Quintiles Transnational Corporation (a)...........         80,000       3,060,000
                                                                    -------------
                                                                        4,173,399

MISC. FINANCIAL SERVICES -- 2.63%
--------------------------------------------------------------------------------
Federal National Mortgage Association.............         55,600       3,172,675

OIL SERVICES -- 10.44%
--------------------------------------------------------------------------------
Nabors Industries Inc. (a)........................         48,000       1,509,000
Parker Drilling Company (a).......................         90,100       1,098,094
Reading & Bates Corporation (a)...................         65,000       2,721,875
Santa Fe International Corporation................         60,000       2,441,250
Schlumberger Ltd..................................         60,000       4,830,000
                                                                    -------------
                                                                       12,600,219

PAPER PRODUCTS -- 0.68%
--------------------------------------------------------------------------------
Staples Inc. (a)..................................         29,350         818,131

PHARMACEUTICALS -- 8.68%
--------------------------------------------------------------------------------
Dura Pharmaceuticals Inc. (a).....................         30,000       1,376,250
Elan PLC (ADR) (a)................................         54,000       2,764,125
Lilly Eli & Company...............................         60,000       4,177,500
McKesson Corporation..............................         20,000       2,163,750
                                                                    -------------
                                                                       10,481,625

RETAIL -- 13.37%
--------------------------------------------------------------------------------
Costco Companies Inc. (a).........................         65,000       2,900,625
CVS Corporation...................................         32,000       2,050,000
Dollar General Corporation........................         70,000       2,537,500
Family Dollar Stores Inc..........................         70,000       2,051,875
General Nutrition Companies Inc. (a)..............         11,000         374,000
Kohls Corporation (a).............................         38,000       2,588,750
Proffitts Inc. (a)................................         50,000       1,421,875

26                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------
Safeway Inc. (a)..................................         35,000   $   2,213,750
                                                                    -------------
                                                                       16,138,375

TECHNOLOGY -- 1.98%
--------------------------------------------------------------------------------
Lucent Technologies Inc...........................         30,000       2,396,250

TELECOMMUNICATIONS -- 5.22%
--------------------------------------------------------------------------------
ADC Telecommunications Inc. (a)...................         40,000       1,670,000
Ericsson L M Tel Company (ADR)....................         40,000       1,492,500
Tellabs Inc. (a)..................................         28,000       1,480,500
Worldcom Inc. (a).................................         55,000       1,663,750
                                                                    -------------
                                                                        6,306,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $75,336,801 )...................................     118,988,369
--------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS -- 1.66%
--------------------------------------------------------------------------------
Ford Motor Credit Company
Discount Cp Yrs 1+2, 5.84% due
01/22/98..........................................  $   2,000,000       2,000,000
                                                                    -------------
TOTAL SHORT TERM INSTRUMENTS
(IDENTIFIED COST $2,000,000).....................................       2,000,000
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.96%
--------------------------------------------------------------------------------
State Street Bank & Trust
Repurchase Agreement, 4.00% due
01/02/98
Collateral: U.S. Treasury Bond,
$895,000, 8.5% due 2/15/20 Value
$1,186,715........................................  $   1,160,000   $   1,160,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,160,000).....................................       1,160,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $78,496,801)....................................   $ 122,148,369
OTHER ASSETS LESS LIABILITIES -- (1.18)%.........................      (1,422,824)
                                                                    -------------
NET ASSETS 100%..................................................   $ 120,725,545
--------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     27

THE ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

PILGRIM BAXTER & ASSOCIATES, LTD.
Wayne, Pennsylvania

INVESTMENT MANAGEMENT

Pilgrim Baxter & Associates, Ltd., which has approximately $14 billion in assets under management, became manager of the portfolio on April 1, 1997. Pilgrim Baxter's normal investment minimum for a separate account is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation by investing primarily in common stocks of small-capitalization companies believed by the portfolio manager to have an outlook for strong earnings growth and potential for significant capital appreciation.

INVESTMENT PHILOSOPHY

Pilgrim Baxter is a growth-stock investor, and believes the mission of any portfolio of equity investments is to capture the growth exhibited by the underlying assets in investment returns over time. Given that premise, superior returns may be achieved by investing in those companies which exhibit exceptional growth characteristics and internal reinvestment rates capable of funding that growth into the future. Pilgrim Baxter focuses on bottom-up stock selection using a combination of rigorous fundamental research and quantitative techniques.

ANNUAL PERFORMANCE REVIEW, OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

The last 12 months have proven overall to be strong for companies in the small-cap universe. While patience has been required to experience performance commensurate with earnings, there appears to be no indication of any deterioration in fundamentals.

Strong returns from the technology sector, as well as contributions from energy and finance, have helped portfolio performance recover from earlier weakness. Portfolio returns were further supported by stable-to-lower interest rates and an improved investor attitude, as the year unfolded, toward small-cap growth stocks in anticipation of stronger earnings.

Two groups that have been especially solid performers for most of this period have been the financial and energy sectors. However, in both cases, stock selection was key to participating in the returns enjoyed by these groups. While Pilgrim Baxter increased exposure to these stocks, especially in the energy sector, we have been determined to avoid being overwhelmed by the euphoria in a group that has not historically had solid and sustainable fundamentals. Our exposure to this or any sector is grounded in our bottom-up approach to stock selection and could change dramatically as we evaluate each current or potential position on its own merits.

THREE MONTHS ENDED DECEMBER 31, 1997 PERFORMANCE REVIEW

During the three months ended December 31, 1997, exogenous factors relating to foreign economies and the general fear of a slowing economy hit small-cap stocks especially hard as the year came to a close. With investors fearful of the implications of a broad-based selling panic in the emerging Asian markets, fourth-quarter returns were negatively impacted.

Financials, energy and technology sold off during October and November. The continued drop in interest rates and expected solid earnings would normally put a floor under stock valuations. Unfortunately, the far reaching impact of the Asian crisis is as yet undetermined.

28                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-A           INCEPTION
Average Annual With Load                                           -8.17%
Average Annual Without Load                                        -3.59%
Russell 1000 Growth*                                                0.28%
Lipper Small Cap Fund Index**                                       2.58%
*From 7/31/97-12/31/97
                                                         Enterprise Small                         Lipper Small Cap
                                               Company Growth Portfolio-A   Russell 1000 Growth         Fund Index
7/31/97                                                         $9,524.36            $10,000.00         $10,000.00
9/30/97                                                        $10,207.00            $10,978.00         $10,897.00
1997                                                            $9,182.63            $10,028.00         $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,024 compared to a decrease of $368 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-B                   INCEPTION
Annualized Return With CDSC                                                       -8.79%
Annualized Return Without CDSC                                                    -3.79%
Russell 1000 Growth*                                                               0.28%
Lipper Small Cap Fund Index**                                                      2.58%
*From 7/31/97-12/31/97
                                             Enterprise Small Company Growth Portfolio-B   Russell 1000 Growth
7/31/97                                                                       $10,000.00            $10,000.00
9/30/97                                                                       $10,699.00            $10,978.00
1997                                                                           $9,120.95            $10,028.00

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Russell 1000 Growth*
Lipper Small Cap Fund Index**
*From 7/31/97-12/31/97
                                              Lipper Small Cap Fund Index
7/31/97                                                        $10,000.00
9/30/97                                                        $10,897.00
1997                                                           $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,578 compared to a decrease of $368 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-C                   INCEPTION
Cumulative Return With CDSC                                                       -4.83%
Cumulative Return Without CDSC                                                    -3.83%
Russell 1000 Growth*                                                               0.28%
Lipper Small Cap Fund Index**                                                      2.58%
*From 7/31/97-12/31/97
                                             Enterprise Small Company Growth Portfolio-C   Russell 1000 Growth
7/31/97                                                                       $10,000.00            $10,000.00
9/30/97                                                                       $10,695.00            $10,976.00
1997                                                                           $9,516.92            $10,028.00

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Russell 1000 Growth*
Lipper Small Cap Fund Index**
*From 7/31/97-12/31/97
                                              Lipper Small Cap Fund Index
7/31/97                                                        $10,000.00
9/30/97                                                        $10,897.00
1997                                                           $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,178 compared to a decrease of $442 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
                                                              ONE YEAR                              5 YEAR
Enterprise Small Company Growth Portfolio-Y                                        9.95%                      22.16%
Russell 1000 Growth Index*                                                        30.48%                      18.41%
Lipper Small Cap Fund Index**                                                     15.05%                      15.05%
*From 5/31/91-12/31/97
                                             Enterprise Small Company Growth Portfolio-Y   Russell 1000 Growth Index
5/31/91                                                                       $10,000.00                  $10,000.00
1991                                                                          $12,062.05                  $11,511.60
1992                                                                          $14,075.21                  $12,088.33
1993                                                                          $17,696.76                  $12,438.89
1994                                                                          $19,531.91                  $12,769.77
1995                                                                          $27,258.73                  $17,518.84
1996                                                                          $34,828.48                  $21,569.20
9/30/97                                                                       $42,531.00                  $27,627.00
1997                                                                          $38,293.92                  $28,143.49

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
                                                      INCEPTION
Enterprise Small Company Growth Portfolio-Y                        22.59%
Russell 1000 Growth Index*                                         17.00%
Lipper Small Cap Fund Index**                                      15.53%
*From 5/31/91-12/31/97
                                              Lipper Small Cap Fund Index
5/31/91                                                        $10,000.00
1991                                                           $11,557.00
1992                                                           $12,850.23
1993                                                           $15,024.49
1994                                                           $14,952.37
1995                                                           $19,680.31
1996                                                           $22,506.40
9/30/97                                                        $28,213.00
1997                                                           $25,893.61

During 1997, an investment in the above hypothetical shareholder account decreased $4,237 compared to a decrease of $945 and an increase of $420 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than original purchase.
 * The Russell 1000 Growth Index is an unmanaged index that excludes any transaction or holding charges. The Russell 1000 Growth Index replaces the Russell 2000 Index as the broad-based comparison to the Small Company Growth Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

For 1998, the Asian contagion has become the focal point of the investment outlook. The recent developments in Asia have added a large dose of uncertainty to the global economic expansion, the deflationary impact of the crisis on world trade and how government policymakers respond to the challenges. While the Asian situation will contribute to near-term financial market volatility, the focus will clearly turn to the solid domestic fundamentals in the United States. The resultant impact from Southeast Asia, Brazil and others may probably be modestly negative on economic growth and earnings, with milder industrial commodity and goods-related inflation, leading to a friendlier central bank policy. The International Monetary Fund-led financial rescue package should help alleviate the immediate financial pressures in these countries and with time provide the needed catalyst to more sound economic expansion.

As always, the combination of change and confusion has produced a difficult environment for smaller-cap growth stocks with a notable weakening in technology stocks in November. Despite this and the style's relative underperformance during the past 18 months, the prospects for a small-cap recovery and the likelihood of superior relative returns going forward may be favorable.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

30                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 96.57%                                AMOUNT         VALUE
------------------------------------------------------------------------------
ADVERTISING -- 1.35%
------------------------------------------------------------------------------
Lamar Advertising Company (a).....................       7,500     $   298,125
APPAREL & TEXTILES -- 3.90%
------------------------------------------------------------------------------
North Face Inc. (a)...............................      11,000         242,000
Stage Stores Inc. (a).............................       6,100         227,987
Wolverine World Wide Inc..........................      17,240         390,055
                                                                   -----------
                                                                       860,042
BUSINESS SERVICES -- 3.45%
------------------------------------------------------------------------------
Caribiner International Inc. (a)..................       4,600         204,700
Central Parking Corporation.......................       4,850         219,766
Pre Paid Legal Services Inc.......................       9,800         335,037
                                                                   -----------
                                                                       759,503

COMMUNICATIONS -- 2.24%
------------------------------------------------------------------------------
Pacific Gateway Exchange
Inc. (a)..........................................       7,300         392,831
Telephone Save Holdings Inc. (a)..................       5,100         101,363
                                                                   -----------
                                                                       494,194
COMPUTER HARDWARE -- 1.25%
------------------------------------------------------------------------------
Apex PC Solutions Inc. (a)........................       7,300         161,513
Yurie Systems Inc.................................       5,600         113,050
                                                                   -----------
                                                                       274,563
COMPUTER SERVICES -- 9.73%
------------------------------------------------------------------------------
Computer Horizons Corporation (a).................      12,398         564,109
Computer Task Group
Inc. (Rts)........................................      16,800         597,450
Pegasystems Inc. (a)..............................      12,400         250,325
Remedy Corporation (a)............................       3,800          79,800
Sapient Corporation (a)...........................       5,700         349,125
Technology Solutions Company (a)..................      11,550         304,631
                                                                   -----------
                                                                     2,145,440

COMPUTER SOFTWARE -- 9.35%
------------------------------------------------------------------------------
BEA Systems Inc. (a)..............................      16,700         289,119
HNC Software Inc. (a).............................       6,300         270,900
JDA Software Group Inc. (a).......................       7,700         269,500
Summit Design Inc.................................      11,100         115,163
Veritas Software Corporation (a)..................       7,400         377,400
Viasoft Inc. (a)..................................       6,200         261,950
Visio Corporation (a).............................       6,000         230,250
Wind River Systems Inc. (a).......................       6,200         246,062
                                                                   -----------
                                                                     2,060,344

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.32%
------------------------------------------------------------------------------
United Natural Foods Inc..........................       2,700     $    70,200

CONSUMER PRODUCTS -- 0.99%
------------------------------------------------------------------------------
Blyth Industries Inc. (a).........................       7,325         219,292

CONSUMER SERVICES -- 3.28%
------------------------------------------------------------------------------
Corestaff Inc. (a)................................      12,487         330,905
Transaction Systems Architects Inc. (a)...........      10,300         391,400
                                                                   -----------
                                                                       722,305

ENERGY -- 2.93%
------------------------------------------------------------------------------
Gulf Islands Fabrication Inc......................       6,100         122,000
Gulfmark Offshore Inc. (a)........................       4,800         158,400
Halter Marine Group Inc...........................       5,400         155,925
Patterson Energy Inc. (a).........................       5,400         208,913
                                                                   -----------
                                                                       645,238

ENTERTAINMENT & LEISURE -- 1.68%
------------------------------------------------------------------------------
Regal Cinemas Inc. (a)............................      13,300         370,738

FINANCE -- 0.85%
------------------------------------------------------------------------------
Healthcare Financial Partners
Inc...............................................       5,300         188,150

FOOD & BEVERAGES & TOBACCO -- 1.56%
------------------------------------------------------------------------------
Suiza Foods Corporation...........................       5,770         343,676

HEALTH CARE -- 7.64%
------------------------------------------------------------------------------
Alternative Living Services
Inc. (a)..........................................      10,400         307,450
Concentra Managed Care Inc........................       8,000         270,000
FPA Medical Management Inc. (a)...................      14,200         264,475
Pediatrix Medical Group (a).......................       9,400         401,850
Rural Metro Corporation (a).......................      13,200         440,550
                                                                   -----------
                                                                     1,684,325

HOTELS & RESTAURANTS -- 3.64%
------------------------------------------------------------------------------
American Skiing Company...........................      12,200         181,475
Prime Hospitality Corporation.....................       5,700         116,137
Vistana Inc. (a)..................................      21,900         503,700
                                                                   -----------
                                                                       801,312

MANUFACTURING -- 1.54%
------------------------------------------------------------------------------
Vitesse Semiconductor Corporation (a).............       9,000         339,750

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     31

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
MEDICAL SERVICES -- 3.74%
------------------------------------------------------------------------------
National Surgery Centers Inc. (a).................      17,925     $   470,531
Renal Treatment Centers Inc. (a)..................       4,700         169,788
Total Renal Care Holdings Inc. (a)................       6,733         185,157
                                                                   -----------
                                                                       825,476
MISC. FINANCIAL SERVICES -- 4.28%
------------------------------------------------------------------------------
Amresco Inc.......................................      17,500         529,375
Franchise Mortgage Acceptance Company.............       6,900         126,788
Sirrom Capital Corporation........................       5,500         286,687
                                                                   -----------
                                                                       942,850
OIL SERVICES -- 2.01%
------------------------------------------------------------------------------
Cliffs Drilling Company...........................       3,600         179,550
Pool Energy Services Company (a)..................       5,700         126,825
UTI Energy Corporation............................       5,300         137,138
                                                                   -----------
                                                                       443,513
PHARMACEUTICALS -- 5.09%
------------------------------------------------------------------------------
Dura Pharmaceuticals Inc. (a).....................       5,550         254,606
Incyte Pharmaceuticals Inc. (a)...................       5,900         265,500
Jones Medical Industries Inc......................       2,200          84,150
Medicis Pharmaceutical Corporation (a)............       9,050         462,681
Pharmerica Inc....................................       5,200          53,950
                                                                   -----------
                                                                     1,120,887
PRINTING & PUBLISHING -- 2.25%
------------------------------------------------------------------------------
Applied Graphics Technologies (a).................       9,300         495,225

RETAIL -- 2.66%
------------------------------------------------------------------------------
Guitar Center Inc. (a)............................       9,100         209,300
Insight Enterprises Inc. (a)......................      10,250         376,688
                                                                   -----------
                                                                       585,988
TECHNOLOGY -- 12.81%
------------------------------------------------------------------------------
Comverse Technology Inc. (a)......................       8,700         339,300
DSP Communications Inc. (a).......................       8,100          97,200
Helix Technology Corporation......................       8,400         163,800
Network Appliance Inc. (a)........................      11,400         404,700
P-Com Inc. (a)....................................      16,400         282,900
Remec Inc. (a)....................................       5,600         126,000
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Sawtek Inc. (a)...................................       5,300     $   139,788
Security Dynamics Technologies Inc. (a)...........       8,500         303,875
Semtech Corporation...............................       4,500         176,062
Uniphase Corporation (a)..........................       7,800         322,725
Waters Corporation (a)............................      12,400         466,550
                                                                   -----------
                                                                     2,822,900

TELECOMMUNICATIONS -- 3.07%
------------------------------------------------------------------------------
Digital Lightwave Inc.............................       7,600          99,750
Intermediate Telephone Inc. (a)...................      10,100         195,687
Sykes Enterprises Inc. (a)........................       8,150         158,925
Tekelec Inc. (a)..................................       7,300         222,650
                                                                   -----------
                                                                       677,012

TRANSPORTATION -- 0.55%
------------------------------------------------------------------------------
MotivePower Industries Inc........................       5,200         120,900

WASTE MANAGEMENT -- 4.41%
------------------------------------------------------------------------------
American Disposal Services Inc. (a)...............       9,900         361,350
Eastern Environmental Services Inc. (a)...........      14,300         314,600
Tetra Tech Inc. (a)...............................      14,775         295,500
                                                                   -----------
                                                                       971,450
TOTAL COMMON STOCKS
(IDENTIFIED COST $19,012,036)...................................    21,283,398
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.70%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Note $790,000, 9.25% due
08/15/98 Value $833,450...........................    $815,000         815,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $815,000)......................................       815,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $19,827,036)...................................   $22,098,398
OTHER ASSETS LESS LIABILITIES -- (0.27)%........................       (60,315)
                                                                   -----------
NET ASSETS -- 100%..............................................   $22,038,083
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

32                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

GAMCO INVESTORS, INC.
Rye, New York

INVESTMENT MANAGEMENT

GAMCO Investors, Inc., which manages more than $6 billion for institutional clients and whose normal investment minimum is $500,000, became manager of the portfolio on July 1, 1996.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation, primarily through investment in the equity securities of companies that have a market capitalization of no more than $1 billion.

INVESTMENT PHILOSOPHY

GAMCO's focus is on free cash flow, which it believes to be the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. GAMCO also looks at long-term earnings trends, and analyzes on and off balance sheet assets and liabilities. GAMCO wants to know everything and anything that will add or detract from its private market value estimates. Finally GAMCO looks for a catalyst: something happening in the company's industry or indigenous to the company itself that will reveal value.

1997 PERFORMANCE REVIEW

The strong portfolio performance in 1997 was the result of GAMCO's sector bets on cable television and cable television networks, its positioning in niche industrial companies, its focus on corporate restructurings and some good old-fashioned stock picking.

Cable television stocks, particularly Cablevision Systems (up 210 percent in 1997) went from the doghouse to the penthouse for two reasons: Cash flows exceeded analysts' consensus expectations and cable developed a technology mantra, with Microsoft's Bill Gates committing $1 billion to the proposition that coaxial cable would be the highway of choice for internet transmission to American homes. The cable industry is in great shape except for the political jawboning over cable rates that is likely to take place in an election year like 1998.

GAMCO's positioning in niche industrial companies also contributed to returns. These companies reflect the new competitive strengths of American industry, the prospect of improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. In 1997, stocks like Goulds Pumps and Brad Ragan were strong performers on takeovers.

Corporate restructurings helped boost portfolio performance in 1997. The splitting of Culbro (up 71 percent) into General Cigar and Griffin Land Resources was a primary example of this activity.

The marketplace is in the early stages of the third great wave of mergers and acquisitions, triggered by General Electric's hostile bid to acquire Kemper in March 1994. The first wave was in the 1960s, with conglomerates buying companies to build diversified empires. The second wave in the 1980s was led by the financial engineers -- leveraged buyout specialists preying on undervalued companies. The current wave is being propelled by strategic corporate

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     33
buyers looking to extend product lines and distribution systems through the acquisition of companies in related businesses and consolidators, savvy individuals creating operational and financial leverage by consolidating fragmented industries. GAMCO believes this wave will be the strongest of all.

For the last five years American companies have been able to boost earnings through technology-oriented productivity gains and extensive cost cutting. Progress will continue on these fronts but much of the work has already been done. Limited pricing flexibility in an increasingly global economy will restrain profit margins. Many companies will become increasingly dependent on growth through the acquisition of complimentary businesses.

The portfolio has benefited from several deals throughout the year. In addition to those mentioned above, the portfolio reaped profits on General Host, Black Entertainment Television, International Family Entertainment, Lin Television and Fieldcrest Cannon.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-A                                                   ONE YEAR          THREE YEAR
        AVERAGE ANNUAL WITH LOAD                                              37.31%             18.65%
Average Annual Without Load                                                            44.24%       20.60%
Russell 1000 Value*                                                                    35.18%       31.52%
Lipper Small Cap Fund Index**                                                          15.05%       20.09%
*From 10/1/93-12/31/97
Enterprise Small Company Value
Portfolio-A                                                          Russell 1000 Value Index
10/1/93                                       $ 9,523.81                          $ 10,000.00
12/31/93                                     $ 10,087.60                           $ 9,973.00
1994                                         $ 10,121.90                           $ 9,774.54
1995                                         $ 11,061.61                          $ 13,523.07
1996                                         $ 12,309.36                          $ 16,449.47
1997                                         $ 17,755.03                          $ 22,236.39

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-A                          INCEPTION*
        AVERAGE ANNUAL WITH LOAD                      14.46%
Average Annual Without Load                                      15.78%
Russell 1000 Value*                                              20.68%
Lipper Small Cap Fund Index**                                    13.18%
*From 10/1/93-12/31/97
Enterprise Small Company Value
Portfolio-A                                 Lipper Small Cap Fund Index
10/1/93                                                     $ 10,000.00
12/31/93                                                    $ 10,269.00
1994                                                         $ 9,776.09
1995                                                        $ 12,867.29
1996                                                        $ 14,715.03
1997                                                        $ 16,929.64

During 1997, an investment in the above hypothetical shareholder account increased $5,446 compared to $4,462 and $5,787 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-B                                 ONE YEAR                       INCEPTION*
Annualized Return With CDSC                                                   39.40%              20.83%
Annualized Return Without CDSC                                                43.40%              21.91%
Russell 1000 Value*                                                           35.18%              29.96%
Lipper Small Cap Fund Index**                                                 15.05%              19.71%
*From 5/1/95-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-B  Russell 1000 Value
5/1/95                                                                    $10,000.00          $10,000.00
1995                                                                      $10,686.60          $12,247.16
1996                                                                      $11,837.55          $14,897.44
1997                                                                      $16,575.04          $20,138.36

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Russell 1000 Value*
Lipper Small Cap Fund Index**
*From 5/1/95-12/31/97

                                            Lipper Small Cap Fund Index
5/1/95                                                       $10,000.00
1995                                                         $12,291.00
1996                                                         $14,055.99
1997                                                         $16,171.41

During 1997, an investment in the above hypothetical shareholder account increased $4,737 compared to $4,233 and $5,241 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.

34                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                   33.68%
Cumulative Return Without CDSC                                                34.68%
Russell 1000 Value*                                                           26.49%
Lipper Small Cap Fund Index**                                                 28.08%
*From 5/1/97-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-C  Russell 1000 Value
5/1/97                                                                    $10,000.00          $10,000.00
1997                                                                      $13,368.40          $12,649.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Russell 1000 Value*
Lipper Small Cap Fund Index**
*From 5/1/97-12/31/97

                                            Lipper Small Cap Fund Index
5/1/97                                                       $10,000.00
1997                                                         $12,808.00

During 1997, an investment in the above hypothetical shareholder account increased $5,247 compared to $4,111 and $5,029 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                           ONE YEAR                          INCEPTION*
Enterprise Small Company Value
Portfolio-Y                                                                   44.53%                    22.83%
Russell 1000 Value Index*                                                     35.18%                    29.96%
Lipper Small Cap Fund Index**                                                 15.05%                    19.71%
*From 5/31/95-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-Y  Russell 1000 Value Index
5/31/95                                                                   $10,000.00                $10,000.00
1995                                                                      $10,535.90                $11,752.42
1996                                                                      $11,782.30                $14,295.65
1997                                                                      $17,028.96                $19,324.86

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997

Enterprise Small Company Value
Portfolio-Y
Russell 1000 Value Index*
Lipper Small Cap Fund Index**
*From 5/31/95-12/31/97

                                            Lipper Small Cap Fund Index
5/31/95                                                      $10,000.00
1995                                                         $12,102.00
1996                                                         $13,839.85
1997                                                         $15,922.74

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.
 * The Russell 1000 Value Index is an unmanaged index that excludes any transaction or holding charges. The Russell 1000 Value Index replaces the Wilshire Small Cap Index as the broad-based comparison to the Small Company Value Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

Looking ahead to 1998, although sensitive to the impact of labor and commodities, inflation may remain in check. Barring any synchronized worldwide economic upswing, a relative low probability considering Asian economic weakness, interest rates may be stable. In general, corporate earnings growth may be respectable, in the seven to nine percent range. With expectations high, there may be more earnings disappointments in the year ahead. Merger, acquisition and restructuring activity may remain strong. If this scenario unfolds, the market may be in line with corporate earnings.

GAMCO is concerned about several potential problems: The ripple effect on U.S. profits from the currency debacle in Southeast Asia and a potential run on Latin American currencies and economies; an upswing in wage inflation;

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     35
upward pressure on interest rates; and the potential for a 1999 lame-duck Clinton administration. Last, but certainly not least, the level of the market is a concern. Valuations are high by most measures and the overall equity market does not appear to have a margin of safety.

GAMCO believes deals may have a favorable impact on many of the portfolio's holdings. With the lower longer term capital gain rate of 20 percent, the owner/managers of many companies in the portfolio may be tempted to monetize their investments. This will be an important source of profits for the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

36                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 87.88%                                AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 1.43%
------------------------------------------------------------------------------
Ackerley Inc......................................        59,000   $   999,312
AEROSPACE -- 7.70%
------------------------------------------------------------------------------
Ametek Aerospace Products Inc.....................        14,500       391,500
Coltec Industries Inc. (a)........................        20,000       463,750
Curtiss Wright Corporation........................        20,000       726,250
Gencorp Inc.......................................        20,000       500,000
Moog Inc. (a).....................................         6,000       209,625
Sequa Corporation (Class A) (a)...................        20,000     1,301,250
Sequa Corporation (Class B) (a)...................         5,000       370,000
SPS Technologies Inc..............................        33,000     1,439,625
                                                                   -----------
                                                                     5,402,000

APPAREL & TEXTILES -- 0.09%
------------------------------------------------------------------------------
Carlyle Inds. Inc.................................        40,000        60,000

AUTOMOTIVE -- 7.43%
------------------------------------------------------------------------------
Clarcor Inc.......................................        12,000       355,500
Echlin Inc........................................        25,000       904,687
Modine Manufacturing Company......................        40,000     1,365,000
Navistar International Corporation Inc. (a).......        10,000       248,125
Scheib Earl Inc...................................        80,000       640,000
Standard Motor Products Inc.......................        27,000       609,188
Superior Inds International Inc...................         1,000        26,813
Wynns International Inc...........................        33,351     1,063,063
                                                                   -----------
                                                                     5,212,376

BROADCASTING -- 8.67%
------------------------------------------------------------------------------
BET Holdings Inc. (a).............................        35,000     1,911,875
Chris Craft Industries Inc........................        15,000       784,687
Gray Communications Systems Inc. (Class B)........        13,000       334,750
GST Telecommunications Inc........................        60,000       712,500
Lin Television Corporation (a)....................        17,000       926,500
Paxson Communications Corporation.................        50,000       368,750
United Television Inc.............................        10,000     1,038,750
                                                                   -----------
                                                                     6,077,812

BUSINESS SERVICES -- 0.14%
------------------------------------------------------------------------------
Nashua Corporation................................         8,500        99,875

CABLE -- 5.09%
------------------------------------------------------------------------------
Cablevision Systems Corporation (a)...............        33,000     3,159,750

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Century Communications Corporation................        30,000   $   292,500
Mercom Inc........................................        12,000       114,000
                                                                   -----------
                                                                     3,566,250

CAPITAL GOODS & SERVICES -- 0.55%
------------------------------------------------------------------------------
AAR Corporation...................................        10,000       387,500

CHEMICALS -- 0.99%
------------------------------------------------------------------------------
Church & Dwight Inc...............................        12,000       336,750
Lawter International Inc..........................        33,000       358,875
                                                                   -----------
                                                                       695,625

COMPUTER HARDWARE -- 0.12%
------------------------------------------------------------------------------
Cerion Technologies Inc. (a)......................        42,000        82,688

COMPUTER SOFTWARE -- 0.17%
------------------------------------------------------------------------------
Software Artistry Inc. (a)........................         5,000       121,563

CONSUMER DURABLES -- 0.60%
------------------------------------------------------------------------------
Envirosource Inc. (a).............................       100,000       300,000
Oneida Ltd........................................         4,500       120,094
                                                                   -----------
                                                                       420,094

CONSUMER SERVICES -- 1.12%
------------------------------------------------------------------------------
Berlitz International Inc. (a)....................        11,000       286,000
ITT Educational Services Inc......................        10,000       223,125
Mikasa Inc........................................        19,000       276,688
                                                                   -----------
                                                                       785,813

ELECTRICAL EQUIPMENT -- 2.33%
------------------------------------------------------------------------------
Ampco Pittsburgh Corporation......................        30,000       586,875
Oak Technology....................................         5,000        32,500
Portec Inc........................................        25,000       362,500
Thomas Industries Inc.............................        33,000       651,750
                                                                   -----------
                                                                     1,633,625

ENERGY -- 2.05%
------------------------------------------------------------------------------
USX Delhi Group...................................        70,000     1,435,000

ENTERTAINMENT & LEISURE -- 7.05%
------------------------------------------------------------------------------
Ascent Entertainment Group Inc....................        42,000       435,750
Bull Run Corporation Georgia......................        40,000       153,750
Florida Panthers Holdings Inc.....................        15,000       258,750
Gaylord Entertainment Company New.................        40,000     1,277,500
GC Companies Inc..................................        15,000       710,625

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     37

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
HSN Inc...........................................        23,000   $ 1,184,500
Ticketmaster Group Inc............................        40,000       920,000
                                                                   -----------
                                                                     4,940,875

FINANCE -- 1.47%
------------------------------------------------------------------------------
Advest Group Inc..................................         7,500       185,156
Pioneer Group Inc.................................        30,000       843,750
                                                                   -----------
                                                                     1,028,906

FOOD & BEVERAGES & TOBACCO -- 3.22%
------------------------------------------------------------------------------
Brunos Inc. (a)...................................        29,000        59,813
Celestial Seasonings Inc. (a).....................        30,000       945,000
Chock Full O Nuts Corporation.....................        25,000       175,000
Eskimo Pie Corporation............................        33,000       379,500
General Cigar Holdings Inc.
(Class A) (a).....................................         5,000       106,562
General Cigar Holdings Inc.
(Class B) (a).....................................         8,000       170,500
Giant Foods Inc...................................        12,000       404,250
Vermont Pure Holdings Ltd.........................         5,000        20,000
                                                                   -----------
                                                                     2,260,625

HOTELS & RESTAURANTS -- 1.20%
------------------------------------------------------------------------------
Aztar Corporation (a).............................        65,000       406,250
Trump Hotels & Casino Resorts Inc.................        65,000       434,688
                                                                   -----------
                                                                       840,938
INSURANCE -- 0.93%
------------------------------------------------------------------------------
Liberty Corporation...............................        14,000       654,500

MACHINERY -- 5.82%
------------------------------------------------------------------------------
Baldwin Technology Company Inc. (a)...............        20,000       100,000
Banner Aerospace Inc..............................        25,000       276,563
Commercial Intertech Corporation..................         3,000        62,250
Culligan Water Technologies Inc...................         2,260       113,565
Daniel Industries Inc.............................        15,000       288,750
Fairchild Corporation.............................        35,000       870,625
Hach Company......................................         8,400       106,050
Hach Company (Class A)............................         8,400        78,750
Idex Corporation..................................        10,000       348,750
Katy Industries Inc...............................        40,000       815,000
Kollmorgen Corporation............................        29,000       531,062
Nortek Inc........................................        18,500       491,406
                                                                   -----------
                                                                     4,082,771
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

MANUFACTURING -- 1.74%
------------------------------------------------------------------------------
Fedders Corporation...............................        65,000   $   398,125
Industrial Distribution Group Inc.................         1,500        23,531
Oil Dri Corporation of America....................        10,000       165,000
Ralcorp Holdings Inc. New.........................         5,000        84,688
Strattec Security Corporation.....................         8,000       204,000
Trimas Corporation................................        10,000       343,750
                                                                   -----------
                                                                     1,219,094

METALS & MINING -- 0.29%
------------------------------------------------------------------------------
TVX Gold Inc......................................        60,000       202,500

MISC. FINANCIAL SERVICES -- 1.16%
------------------------------------------------------------------------------
Data Broadcasting Corporation.....................        50,000       281,250
Midland Company...................................         8,500       535,500
                                                                   -----------
                                                                       816,750

PAPER PRODUCTS -- 0.57%
------------------------------------------------------------------------------
Greif Brothers Corporation........................        12,000       402,000

PHARMACEUTICALS -- 2.83%
------------------------------------------------------------------------------
Carter Wallace Inc................................        50,000       843,750
Ivax Corporation..................................        65,000       438,750
Natures Sunshine Products Inc.....................         6,000       156,000
Twinlab Corporation...............................        22,000       544,500
                                                                   -----------
                                                                     1,983,000

PRINTING & PUBLISHING -- 3.34%
------------------------------------------------------------------------------
Lee Enterprises Inc...............................        18,000       532,125
Media General Inc.................................        28,000     1,170,750
Meredith Corporation..............................         8,000       285,500
Nelson Thomas Inc.................................        19,500       225,469
Price Communications Corporation..................        15,000       128,437
                                                                   -----------
                                                                     2,342,281

PUBLISHING -- 0.68%
------------------------------------------------------------------------------
McClatchy Newspapers Inc..........................        13,500       367,031
Topps Inc.........................................        50,000       110,938
                                                                   -----------
                                                                       477,969

REAL ESTATE -- 2.35%
------------------------------------------------------------------------------
Catellus Development Corporation (a)..............        60,000     1,200,000
Griffin Land & Nurseries Inc......................        29,000       449,500
                                                                   -----------
                                                                     1,649,500

RETAIL -- 2.46%
------------------------------------------------------------------------------

38                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Lillian Vernon Corporation........................        25,000   $   415,625
Neiman Marcus Group Inc...........................        33,000       998,250
Ragan Brad Inc....................................         7,900       276,500
Valuevision International Inc.....................        10,000        38,125
                                                                   -----------
                                                                     1,728,500
SECURITY & INVESTIGATION SERVICES -- 2.50%
------------------------------------------------------------------------------
Pittway Corporation...............................         6,000       417,750
Rollins Inc.......................................        60,000     1,218,750
Wackenhut Corporation.............................         5,000       115,937
                                                                   -----------
                                                                     1,752,437

TELECOMMUNICATIONS -- 3.74%
------------------------------------------------------------------------------
Aerial Communications Inc.........................        50,000       356,250
Associated Group Inc. (a).........................         1,500        44,438
Atlantic Tele Network Inc.........................        25,000       271,875
Centennial Cellular Corporation (a)...............        15,000       307,500
Comsat Corporation................................        28,000       679,000
Shared Tech Fairchild Inc.........................        50,000       731,250
Telephone & Data Systems Inc......................         5,000       232,812
                                                                   -----------
                                                                     2,623,125

TRANSPORTATION -- 2.78%
------------------------------------------------------------------------------
GATX Corporation..................................        16,000     1,161,000
Hudson General Corporation........................        14,500       696,000
Transpro Inc......................................        10,000        90,000
                                                                   -----------
                                                                     1,947,000

UTILITIES -- 5.06%
------------------------------------------------------------------------------
Citizens Utilities Company Delaware...............        50,500       486,062
Tejas Gas Corporation Delaware....................        50,000     3,062,500
                                                                   -----------
                                                                     3,548,562

WIRELESS COMMUNICATIONS -- 0.21%
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Teligent Inc......................................         6,000   $   147,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,737,253)...................................    61,628,616
------------------------------------------------------------------------------

U.S. TREASURY BILLS -- 13.27%
------------------------------------------------------------------------------
U.S. Treasury Bill
4.94% due 01/02/98................................    $  760,000       759,896
U.S. Treasury Bill
4.95% due 01/08/98................................       605,000       604,418
U.S. Treasury Bill
4.95% due 02/12/98................................       169,000       168,024
U.S. Treasury Bill
5.06% due 01/29/98................................     2,014,000     2,006,074
U.S. Treasury Bill
5.09% due 01/22/98................................     3,500,000     3,489,608
U.S. Treasury Bill
5.10% due 01/22/98................................     1,000,000       997,025
U.S. Treasury Bill
5.11% due 01/08/98................................        88,000        87,912
U.S. Treasury Bill
5.12% due 01/22/98................................       726,000       723,832
U.S. Treasury Bill
5.17% due 01/22/98................................       466,000       464,594
                                                                   -----------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $9,301,383)....................................     9,301,383
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $62,038,636)...................................   $70,929,999
OTHER ASSETS LESS LIABILITIES -- (1.15)%........................      (803,940)
                                                                   -----------
NET ASSETS -- 100%..............................................   $70,126,059
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     39

THE ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
Chicago, Illinois

INVESTMENT MANAGEMENT

Brinson Partners, Inc., is a global investment management firm with offices in Chicago, London and Tokyo, and became manager of the Enterprise International Growth Portfolio on October 1, 1994. Brinson Partners manages approximately $90 billion for institutional clients, and its normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

INVESTMENT PHILOSOPHY

Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. It takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long-term investor. This international equity strategy reflects the manager's decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets and individual international companies.

1997 PERFORMANCE REVIEW

For the year ended December 31, 1997, the portfolio showed a slight gain. Currency allocation and security selection added value, which was partially offset by market selection. Within markets, the five percent allocation to cash detracted from results as most markets outside of the Pacific region registered strong double-digit returns. The underweight in Switzerland also detracted but the portfolio's underweight to the turbulent Pacific region added value. The overweight of the U.S. dollar and underweight in the Japanese yen and core European currencies contributed to the positive results. Within Japan, the underweight position in the poorly performing banks and financial sectors and the emphasis on blue-chip exporters, pharmaceuticals, electricals, and insurance companies added value.

Continental European markets were strong performers during the course of the first 10 months, despite reacting negatively in October to the banking and currency crisis in Asia, as investors began to incorporate the anticipated negative consequences of a slowdown in this region's overall demand. Commodity and basic industry companies, luxury goods and spirits manufacturers, as well as companies engaged in infrastructure, construction and commodity goods projects and multinational banks were particularly vulnerable. Despite this, during the full year, European markets registered high double-digit returns, reflecting an environment of benign inflation, low interest rates, improving growth and ongoing company restructuring.

In January 1997, the portfolio held underweights in the four relevant Southeast Asia countries: Japan, Hong Kong, Malaysia and Singapore. Brinson Partners gradually increased exposure to Malaysia and Singapore to a modest overweight using defensive issues as the market declines there offered attractive opportunities to gain superior long-term returns. Conversely, in recognition of a number of vulnerabilities in the Japanese economy, Brinson reduced

40                    THE ENTERPRISE GROUP OF FUNDS, INC.

exposure there in July and again in early December to the current level of a six percent underweight. Furthermore, the manager reinstated a partial hedge on the yen in October that has proven beneficial. The portfolio has been substantially underweight in Japanese banks for a sustained period as those institutions sorted through their property loan problems of the early '90s and Brinson further cut that position by selling Sumitomo Trust and Sanwa Bank in November. The portfolio remains underweight in Hong Kong equities and has fully hedged the currency exposure.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-A                                             ONE YEAR               FIVE YEAR               TEN YEAR
Average Annual With Load                                                   -0.21%                          11.28%          7.41%
Average Annual Without Load                                                 4.75%                          12.37%          7.93%
EAFE Index*                                                                 1.78%                          11.39%          6.25%
Lipper International Fund Index**                                           7.27%                          13.28%          9.64%
Enterprise International Growth                                                         Lipper International Fund
Portfolio-A                                                            EAFE Index                           Index
12/31/87                                     $ 9,523.81               $ 10,000.00                                    $ 10,000.00
1988                                        $ 10,247.62               $ 12,827.00                                    $ 11,590.00
1989                                        $ 12,046.31               $ 14,178.97                                    $ 14,176.89
1990                                        $ 10,191.18               $ 10,854.00                                    $ 12,423.21
1991                                        $ 11,505.84               $ 12,170.59                                    $ 14,059.34
1992                                        $ 11,402.29               $ 10,689.43                                    $ 13,457.60
1993                                        $ 15,518.51               $ 14,169.91                                    $ 18,730.29
1994                                        $ 15,081.67               $ 15,272.32                                    $ 18,591.69
1995                                        $ 17,369.56               $ 16,984.35                                    $ 20,454.58
1996                                        $ 19,509.49               $ 18,011.90                                    $ 23,406.17
1997                                        $ 20,436.19               $ 18,332.52                                    $ 25,107.80

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-B                                 ONE YEAR                   INCEPTION*
Annualized Return With CDSC                                                  0.17%         9.85%
Annualized Return Without CDSC                                               4.17%        11.12%
EAFE Index*                                                                  1.78%         4.88%
Lipper International Fund Index**                                            7.27%        11.45%
*From 5/1/95-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-B    EAFE Index                           Index
5/1/95                                                                  $10,000.00    $10,000.00                      $10,000.00
1995                                                                    $11,387.70    $10,521.74                      $10,883.00
1996                                                                    $12,722.34    $11,158.31                      $12,453.42
1997                                                                    $12,852.86    $11,356.93                      $13,358.78

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     41

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                  1.07%
Cumulative Return Without CDSC                                               2.07%
EAFE Index*                                                                  2.85%
Lipper International Fund Index**                                            4.18%
*From 5/1/97-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-C    EAFE Index                           Index
5/1/97                                                                  $10,000.00    $10,000.00                      $10,000.00
1997                                                                    $10,107.20    $10,285.00                      $10,418.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                          ONE YEAR                   INCEPTION*
Enterprise International Growth
Portfolio-Y                                                                  5.21%        11.20%
EAFE Index*                                                                  1.78%         4.06%
Lipper International Fund Index**                                            7.27%         9.62%
*From 7/31/95-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-Y    EAFE Index                           Index
7/31/95                                                                 $10,000.00    $10,000.00                      $10,000.00
1995                                                                    $10,890.74    $10,203.00                      $10,176.00
1996                                                                    $12,291.29    $10,820.28                      $11,644.40
1997                                                                    $12,931.67    $11,012.88                      $12,490.94

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The EAFE Index is an unmanaged index that excludes transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The Japanese equity market represents the largest underweight in the portfolio. In the other developed markets, Brinson continues to emphasize New Zealand and Australia, Germany, Belgium and the United Kingdom. The portfolio is neutrally positioned in Finland and Spain, and invested but quite underweight in Hong Kong, Switzerland, the Netherlands, Canada and France. Brinson also recently established a position in Sweden, which ranks reasonably in relative attractiveness. The portfolio continues to maintain a five percent strategic cash position reflecting Brinson's view that non-U.S. equity markets are expensive.

42                    THE ENTERPRISE GROUP OF FUNDS, INC.

In addition to the currency underweights in the Japanese yen and the Hong Kong dollar, the portfolio maintains an underweight exposure to the overvalued U.K. pound. These underweights are primarily hedged into the U.S. dollar. The New Zealand dollar is modestly attractive and represents a small overweight position. This overweight is the result of allowing the currency to mirror the overweight market allocation.

The portfolio continues to undergo restructuring in order to reduce its overall level of risk and, in particular, to minimize its exposure to economically sensitive sectors such as steel. Brinson, however, is finding attractive valuations in U.K. food manufacturers. They are undergoing extensive restructuring in the form of cost cutting, personnel reductions and plant modernizations. Within Japan, the portfolio continues to maintain its underweight to Japanese banks and overweight to the Japanese electronic industry. The thrust of Brinson's strategy in Asia (ex-Japan) is to underweight interest rate and economically sensitive stocks, such as banking, property and construction. In addition, highly leveraged stocks and stocks with foreign currency debt have been underweighted. Brinson emphasizes securities with defensive earnings, such as utilities, consumer non-durables and export carriers, which are less exposed to weakening domestic economies.

As with all international growth funds, the Enterprise International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     43

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 93.63%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AUSTRALIA -- 4.38%
---------------------------------------------------------------------------------
Amcor Ltd.........................................         11,800   $      51,912
Boral Ltd.........................................         30,600          77,381
Brambles Industries Ltd...........................          6,000         119,075
Broken Hill Proprietary...........................         40,500         376,141
Coca Cola Amatil..................................          7,000          52,311
CSR Ltd...........................................         26,000          88,116
David Jones Ltd...................................         76,500          86,256
Lend Lease Corporation............................          5,665         110,765
Mayne Nickless Ltd................................         10,000          52,857
MIM Holdings Ltd..................................         51,177          31,353
National Australia Bank...........................         28,000         391,076
News Corporation..................................         59,219         326,908
Pacific Dunlop Ltd................................         41,500          87,905
Qantas Airways Ltd................................         41,455          73,382
Rio Tinto Ltd.....................................         16,100         187,859
Santos Ltd........................................          8,000          32,952
Telstra Corporation...............................         15,000          31,675
Westpac Bank Corporation..........................         47,500         303,885
WMC Ltd...........................................         28,000          97,632
Woolworths Ltd....................................         15,000          50,152
                                                                    -------------
                                                                        2,629,593

BELGIUM -- 3.56%
---------------------------------------------------------------------------------
Bruxelles Lambert Groupe..........................            800         115,732
Delhaize Le Lion..................................          4,100         208,038
Electrabel........................................          1,690         390,902
Fortis AG.........................................          1,462         305,019
Fortis AG (Rts) (a)...............................            112              15
Generale De Banque................................            400         174,084
Generale De Banque (Wts) (a)......................            300             769
Kredietbank.......................................            380         159,483
Kredietbank (Vvrp)................................              9           3,777
Petrofina SA......................................            725         267,587
Society General De Belgique.......................          1,150         105,220
Solvay............................................          2,410         151,556
Tractebel CAP.....................................          2,000         174,354
Union Miniere (a).................................          1,104          76,578
                                                                    -------------
                                                                        2,133,114

CANADA -- 3.05%
---------------------------------------------------------------------------------
Agrium Inc........................................          4,800          57,941
Alcan Aluminum Ltd................................          3,000          82,712
Bank Montreal.....................................          2,800         124,124
Barrick Gold Corporation..........................          1,700          31,703

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Canadian National Railway Company.................          2,400   $     113,026
Canadian Pacific Ltd..............................          7,400         199,363
Hudsons Bay Company...............................          3,000          66,863
Imasco Ltd........................................          1,400          49,963
Imperial Oil Ltd..................................          2,700         173,822
Magna International Inc...........................            900          56,681
Moore Corporation Ltd.............................          2,500          38,400
Newbridge Networks Corporation (a)................          1,100          38,526
Noranda Inc.......................................          2,900          49,921
Northern Telecom Ltd..............................            700          62,283
Nova Corporation Alberta..........................         10,200          97,071
Potash Corp Saskatchewan Inc......................          1,100          91,599
Royal Bank Canada Montreal........................          3,300         174,578
Seagram Ltd.......................................          2,100          67,965
Telus Corporation.................................          5,100         112,417
Transcanada Pipelines Ltd.........................          3,800          84,826
Westcoast Energy Inc..............................          2,400          55,673
                                                                    -------------
                                                                        1,829,457

FINLAND -- 0.67%
---------------------------------------------------------------------------------
Cultor Oyj........................................            400          21,721
Merita A Ltd......................................          9,600          52,483
Metsa Serla Oy....................................          2,500          19,492
Nokia Oy..........................................          2,600         184,592
Outokumpu Oy......................................          2,200          26,839
Rauma Oy..........................................             94           1,466
Sampo Insurance A.................................            800          25,977
Upm Kymmene Oy....................................          3,400          67,988
                                                                    -------------
                                                                          400,558

FRANCE -- 5.79%
---------------------------------------------------------------------------------
Accor.............................................            624         116,018
Alcatel Alsthom...................................          1,102         140,073
Axa Uap...........................................          2,360         182,612
Axa Uap CVG.......................................          1,860           1,823
Banque National Paris A...........................          2,380         126,504
Cie Bancaire SA...................................             45           7,290
Cie De St Gobain..................................          1,333         189,369
Cie Fin Paribas...................................          1,300         112,968
CSF Thomson.......................................          3,600         113,470
Dexia France......................................          1,112         128,780
Elf Aquitaine.....................................          1,836         213,542
France Telecom....................................          4,700         170,476
Generale Des Eaux.................................          1,355         189,117
Generale Des Eaux (Wts) (a).......................          1,905           1,295

44                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Groupe Danone.....................................            500   $      89,308
Lafarge Coppee SA.................................          1,100          72,176
Lagardere.........................................          3,430         113,412
Michelin..........................................          2,557         128,732
Pechiney..........................................          2,830         111,723
Peugeot SA........................................          1,460         184,122
Pinault Printemps Redo............................            300         160,056
Rhone Poulenc Ord A...............................          3,996         179,002
Seita.............................................          4,000         143,557
Soc Generale......................................          1,345         183,252
Suez Lyonnaise Des Eaux...........................          1,663         184,026
Total Company.....................................          1,735         188,822
Usinor............................................          2,900          41,872
                                                                    -------------
                                                                        3,473,397

GERMANY -- 10.06%
---------------------------------------------------------------------------------
Allianz AG........................................          2,510         650,190
BASF AG...........................................          3,700         131,118
Bayer AG..........................................          9,100         339,932
Bayer Motoren Werken..............................            305         228,036
Commerzbank AG....................................          7,500         295,172
Continental AG....................................          7,000         154,479
Daimler Benz AG...................................          3,500         245,532
Deutsche Bank AG..................................          7,300         515,356
Deutsche Telekom..................................         25,250         475,117
Hochtief AG.......................................          1,950          76,962
Hoechst AG........................................          2,900         101,559
Man AG............................................            440         127,430
Mannesmann AG.....................................            520         262,753
Metro AG..........................................          5,128         183,861
Munchener Ruckvers................................          1,270         478,646
Preuss AG.........................................            710         216,676
Rheim - West Elektr AG............................          5,150         276,258
Schering AG.......................................          2,900         279,691
Siemens AG........................................          5,600         331,527
Veba AG...........................................          6,030         410,615
Volkswagen AG.....................................            450         253,148
                                                                    -------------
                                                                        6,034,058

HONG KONG -- 1.02%
---------------------------------------------------------------------------------
Cheung Kong (Holdings)............................         16,000         104,788
Citic Pacific Limited.............................          7,000          27,823
CLP Holdings......................................          9,500          52,716
Hang Seng Bank....................................          7,000          67,525
Hong Kong & China Gas.............................         38,000          73,558
Hong Kong Telecommunications......................         41,000          84,391
Hutchison Whampoa.................................         19,000         119,164
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Sun Hung Kai Properties...........................          8,000   $      55,749
Swire Pacific.....................................          5,000          27,423
                                                                    -------------
                                                                          613,137

IRELAND -- 0.29%
---------------------------------------------------------------------------------
Smurfit (Jefferson) Group.........................         63,000         174,877

ITALY -- 4.39%
---------------------------------------------------------------------------------
Assic Generali....................................         12,810         314,638
Banca Commerciale Italiana........................         33,000         114,726
Credito Italiano..................................         49,000         151,100
Danieli Di Risp...................................         15,000          53,929
Edison SPA........................................         14,000          84,681
Eni (ADR).........................................          3,400         194,013
Eni Ord...........................................         37,000         209,785
IMI...............................................         13,000         154,324
INA...............................................         53,000         107,408
Mediobanca SPA....................................          7,000          54,963
Montedison SPA....................................        166,820         149,846
Rinascente (LA)...................................         16,400         122,374
Rinascente (Wts) (a)..............................            400             484
Rinascente Savings (Risp).........................         14,000          52,233
SAI Di Risp.......................................         15,000          66,139
Soc Italiano......................................         18,000          74,279
Telecom Italia Mobile.............................         34,000         156,930
Telecom Italia Mobile Di Risp.....................         78,000         221,786
Telecom Italia Spa................................         16,665         106,453
Telecom Italia Spa Risp...........................         55,450         244,494
                                                                    -------------
                                                                        2,634,585

JAPAN -- 19.16%
---------------------------------------------------------------------------------
Amada Company.....................................         25,000          92,862
Asahi Glass Company...............................         18,000          85,471
Bank of Tokyo/ Mitsubishi.........................         22,000         303,286
Canon Inc.........................................         20,000         465,651
Canon Sales Company Inc...........................          8,000          91,292
Citizen Watch Company.............................         23,000         154,132
Dai Nippon Printng................................         22,000         412,805
Daiichi Pharmaceutical............................         20,000         225,167
Daikin Kogyo......................................         25,000          94,202
Daiwa House Industries Co.........................         12,000          63,414
Denso Corporation.................................         13,000         233,974
Fanuc Co..........................................          9,300         351,857
Fujitsu...........................................         15,000         160,833
Hitachi...........................................         48,000         341,886
Honda Motor Company...............................          8,000         293,482
Hoya Corporation..................................          3,000          94,202

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     45

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
INAX Corporation..................................         18,000   $      52,248
Ito Yokado Company................................          9,000         458,375
Kaneka Corporation................................         25,000         112,775
Keio Teito Electric Rail..........................         28,000         107,008
Kinki Nippon Railway..............................         28,000         149,468
Kirin Brewery Company.............................         27,000         196,446
Kokuyo Company....................................          8,000         137,857
Kuraray Company Ltd...............................         29,000         239,871
Kyocera Corporation...............................          3,000         136,019
Marui Company.....................................         13,000         202,114
Matsushita Electric Ind...........................         36,000         526,614
Mitsubishi Paper..................................         29,000          40,645
NGK Insulators....................................         39,000         346,481
Nintendo..........................................          2,400         235,276
Nippon Meat Packer................................         16,000         218,121
Nippon Steel Corporation..........................         19,000          28,085
Okumura...........................................         25,000          59,355
Osaka Gas Corporation.............................         46,000         104,986
Sankyo Pharmaceutical Company.....................         18,000         406,678
Secom Company.....................................          6,000         383,243
Seino Transport...................................         16,000          79,773
Sekisui House.....................................         37,000         237,750
Sony Corporation..................................          5,400         479,743
Sumitomo Bank.....................................         26,000         296,699
Sumitomo Chemical Industries......................         28,000          64,333
Sumitomo Electric Industries......................         20,000         272,651
Takeda Chemical Industries........................         15,000         427,357
TDK Corporation...................................          4,000         301,447
Tokio Marine & Fire...............................         22,000         249,368
Tokyo Electric Power..............................          6,300         114,835
Tokyo Steel Manufacturing.........................         11,000          37,152
Tonen Corporation.................................         18,000          97,051
Toray Industries Inc..............................         86,000         385,311
Toshiba Corporation...............................         57,000         237,045
Toyo Suisan Kaisha................................         13,000          90,005
Toyota Motor Corporation..........................         14,000         401,011
Yamazaki Baking Company...........................         12,000         116,719
                                                                    -------------
                                                                       11,494,431

MALAYSIA -- 1.41%
---------------------------------------------------------------------------------
Hume Industries Berhad............................         17,000          17,833
Kuala Lumpur Kepong...............................         45,500          97,680
Land & General Holdings...........................         47,000           8,700
Malayan Banking Berhad............................         20,000          58,105
Malaysia International Shipping...................         23,000          33,706
Nestle Malaysia Berhad............................         10,000          46,279
New Straits Times Press...........................         20,000          24,785
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Perusahaan Otomobl................................         11,000   $      10,747
Petronas Gas Berha................................         20,000          45,507
Public Bank Berhad Foreign........................         24,333           8,383
Public Bank Berhad Local..........................         24,000           7,466
Public Bank FGN (Rts) (a).........................          4,866               0
Resorts World Berhad..............................         21,000          35,365
Rothmans of Pall Mall.............................         11,000          85,551
Sime Darby Berhad.................................         66,000          63,463
Telekom Malaysia..................................         47,000         138,964
Tenaga Nasional...................................         55,000         117,367
UMW Holdings Berhad...............................          7,000           5,309
United Engineers (Malay)..........................         13,000          10,829
YTL Corporation Berhad............................         19,500          26,321
YTL Power International...........................            500             384
                                                                    -------------
                                                                          842,744

NETHERLANDS -- 4.40%
---------------------------------------------------------------------------------
ABN Amro Holdings.................................         11,179         217,775
Akzo Nobel NV.....................................            350          60,346
Elsevier NV.......................................         13,100         211,910
Heineken NV.......................................            900         156,684
Hoogovens & Staalf................................          1,241          50,861
ING NTFL..........................................          6,465         272,291
KLM...............................................          1,725          63,805
KPN NV............................................          6,524         272,202
Philips Electronics...............................          3,500         209,898
Royal Dutch Petroleum.............................         15,180         833,247
Unilever NV Cva...................................          4,760         293,443
                                                                    -------------
                                                                        2,642,462

NEW ZEALAND -- 3.02%
---------------------------------------------------------------------------------
Brierley Investment NPV...........................        361,000         257,826
Carter Holt Harvey NPV............................        124,000         191,522
Fletcher Challenge Building.......................         46,000          94,019
Fletcher Challenge Energy.........................         50,000         175,066
Fletcher Challenge Forest Division NPV............        106,433          88,374
Fletcher Challenge Paper..........................         92,000         120,194
Lion Nathan Limited...............................         35,000          78,446
Telecom Corporation of New Zealand................        154,000         746,658
Telecom Corporation of New Zealand (ADR)..........          1,600          62,000
                                                                    -------------
                                                                        1,814,105

SINGAPORE -- 1.64%
---------------------------------------------------------------------------------
City Developments.................................         14,000          64,788

46                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
DBS Lands.........................................         27,000   $      41,329
Elec & Eltek International........................          3,300          15,114
Foreign Reg Bank Singapore........................         12,000         102,521
Fraser & Neave....................................          4,000          17,324
Hotel Properties..................................         44,000          28,715
Keppel Corporation................................         15,000          43,073
Keppel Land Ltd...................................         17,000          23,400
Natsteel Ltd......................................         10,000          13,527
Overseas Chinese Bank.............................         16,200          94,192
Singapore Airlines................................         22,000         143,578
Singapore Press Holdings..........................          7,000          87,630
Singapore Telecom.................................        102,000         190,021
United Overseas Bank..............................         19,000         105,399
Wing Tai Holdings.................................         11,000          12,857
                                                                    -------------
                                                                          983,468
SPAIN -- 2.34%
---------------------------------------------------------------------------------
Acerinox SA.......................................            200          29,629
Banco Bilbao Vizcaya..............................          4,800         155,327
Banco Central Hispanoamericano....................          4,100          99,842
Banco Popular Esp.................................          1,520         106,255
Banco Santander...................................          3,750         125,287
Corp Mapfre Sa....................................          1,400          37,125
Empresa Nac Electricid............................          9,400         166,899
Formento di Const Y Contra........................          2,000          76,140
Gas Natural Sdg...................................          1,900          98,523
Iberdrola SA......................................         10,600         139,501
Repsol SA (ADR)...................................          2,540         108,369
Tabacalera SA.....................................            200          16,213
Telefonica De Espana..............................          5,800         165,606
Vallehermoso SA...................................          1,300          39,849
Viscofan Envoltura................................          1,600          40,171
                                                                    -------------
                                                                        1,404,736

SWEDEN -- 1.66%
---------------------------------------------------------------------------------
ABB Ab............................................          4,500          53,275
Astra Ab..........................................         10,400         180,103
Electrolux Ab.....................................            700          48,577
Ericsson Lm Tel...................................          3,600         135,342
Hennes And Mauritz................................          2,500         110,203
Nordbanken Holding................................         23,900         135,154
Securitas Ab......................................          1,500          45,340
Skanska Ab........................................          1,300          53,294
Svenska Handelsbanken.............................          2,100          72,602
Swedish Match.....................................         18,200          60,744
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Volvo Ab..........................................          3,800   $     101,941
                                                                    -------------
                                                                          996,575

SWITZERLAND -- 4.71%
---------------------------------------------------------------------------------
ABB Ag Series A...................................             55          69,070
Credit Suisse Group...............................          1,803         278,865
Holderbk Fn Glarus................................             95          77,498
Nestle SA.........................................            217         325,084
Novartis AG.......................................            452         733,124
Roche Holdings AG.................................             51         506,265
Sairgroup (a).....................................             57          78,018
Schw Ruckversicher................................            128         239,321
SchweizBankgesellschaft...........................            132         190,791
Sulzer AG.........................................             98          62,105
Swiss Life........................................            123          96,552
Zurich Versicherung...............................            354         168,618
                                                                    -------------
                                                                        2,825,311

UNITED KINGDOM -- 22.08%
---------------------------------------------------------------------------------
Abbey National....................................         15,000         270,027
Barclays PLC......................................          8,000         212,972
Bass..............................................         10,200         158,662
BAT Industries....................................         71,300         650,196
BG................................................         71,911         323,632
Billiton PLC......................................         58,000         148,613
Booker PLC........................................         33,600         176,602
British Energy....................................         35,000         243,172
British Petroleum.................................         41,577         550,003
British Sky Broadcasting..........................         20,000         149,796
British Steel.....................................         55,000         118,342
British Telecom...................................         66,000         520,051
BTR PLC...........................................         29,000          87,644
Cable & Wireless..................................         16,000         140,598
Cadbury Schweppes.................................         27,000         272,507
Centrica..........................................         61,500          90,407
Charter...........................................         14,259         175,419
Coats Viyella PLC.................................         62,800          93,866
Diageo PLC........................................         32,300         295,504
FKI...............................................         68,750         215,681
General Electric Company..........................         64,600         418,586
Glaxo Wellcome....................................         37,200         886,869
Great Universal Stores............................         24,000         302,351
Greenalls Group...................................         20,000         143,883
Hanson PLC........................................         29,437         131,331
Hillsdown Holdings................................         75,000         182,317
House of Fraser PLC...............................         79,500         262,463
HSBC Holdings.....................................         16,000         415,224

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     47

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Inchcape..........................................         41,000   $     109,768
Legal & General Group.............................         36,500         318,941
Lloyds TSB Group PLC..............................         55,232         718,545
Marks & Spencer...................................         43,000         425,241
Mirror Group......................................         78,800         252,387
National Westminster Bank.........................         16,000         265,954
Northern Foods....................................         46,000         199,465
Peninsular and Oriental Steam Nav.................         26,500         301,419
Reckitt & Colman..................................          8,650         135,683
Reuters Holdings..................................         18,000         196,607
Rio Tinto Corporation.............................         17,100         210,791
RJB Mining........................................         42,000          87,611
Royal Sun Alliance Ins............................         20,538         206,787
Scottish Hydro....................................         19,500         160,784
Sears.............................................         91,200          79,392
Sedgwick Group....................................         60,400         140,874
Smithkline Beecham................................         38,400         395,777
Tate & Lyle PLC...................................         19,000         156,350
TESCO.............................................         29,800         245,731
Thames Water......................................         20,300         302,252
Unilever..........................................         17,600         151,391
Vodafone Group....................................         40,400         291,971
Williams Holdings.................................         46,000         255,376
                                                                    -------------
                                                                       13,245,815
TOTAL COMMON STOCKS
(IDENTIFIED COST $53,421,077)....................................      56,172,423
---------------------------------------------------------------------------------
PREFERRED STOCK -- 0.65%
---------------------------------------------------------------------------------

AUSTRALIA -- 0.13%
---------------------------------------------------------------------------------
News Corporation..................................         15,116          74,815

GERMANY -- 0.27%
---------------------------------------------------------------------------------
Henkel Kgaa.......................................          2,600         164,040

ITALY -- 0.25%
---------------------------------------------------------------------------------
Fiat SPA..........................................         98,100         149,729
                                                                    -------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $369,264).......................................   $     388,584
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.98%
---------------------------------------------------------------------------------
Arco Coal Australia
5.90% due 01/23/98
Collateral:.......................................  $   1,000,000   $     996,394
General Electric Capital Corporation Discount
5.78%, due 01/14/98...............................        800,000         798,330
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,794,724).....................................       1,794,724
---------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 2.88%
---------------------------------------------------------------------------------
State Street Bank & Trust
Repurchase Agreement, 4.00% due 01/02/98
Collateral: U.S. Treasury Note,
$1,750,000 5.625% due 10/31/99 Value $1,763,032...      1,725,000       1,725,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,725,000).....................................       1,725,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $57,310,065)....................................   $  60,080,731
OTHER ASSETS LESS LIABILITIES -- (0.14)%.........................         (84,538)
                                                                    -------------
NET ASSETS -- 100%...............................................   $  59,996,193
---------------------------------------------------------------------------------

(a) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts

See notes to financial statements.

48                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE GOVERNMENT SECURITIES PORTFOLIO

TCW FUNDS MANAGEMENT, INC.
Los Angeles, California

INVESTMENT MANAGEMENT

TCW Funds Management is a wholly owned subsidiary of TCW Management Company. TCW manages more than $50 billion for institutional clients, and its normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Government Securities Portfolio is to seek current income and safety of principal, primarily from securities that are obligations of the U.S. Government, its agencies or its instrumentalities.

INVESTMENT PHILOSOPHY

TCW's investment process is grounded in long-term value considerations. It does not attempt to forecast short-term trends in interest rates and therefore, does not frequently alter average portfolio maturities. The process focuses on controlling the variables that are known and can be managed, such as the term structure of interest rates, mortgage prepayment rates and security structure. The portfolio remains substantially invested in mortgage-backed products under the great majority of market conditions.

1997 PERFORMANCE REVIEW

The year was a strong one for fixed income investments, thanks to declining inflationary pressures, a complacent Federal Reserve and strong investor demand for all types of bonds. After beginning the year at 6.64 percent, the yield on the 30-year benchmark U.S. Treasury bond rose to 7.10 percent by early April due to market fears that the Fed would initiate another series of rate increases. A steady stream of positive inflation reports, however, gave the Federal Reserve no reason to raise interest rates and investors gained confidence and began buying bonds. The bond market recovered fully from its weak first quarter and gained some ground. During the second half of the year bond fund returns were further bolstered by a "flight to quality" as investors moved money out of Asia and into the traditional safe haven of the U.S. investment grade sector. By December 31, the yield on the benchmark 30-year U.S. Treasury bond had fallen to
5.92 percent, its lowest level in more than four years.

During the first half of the year, stable prepayment rates and strong investor demand brought mortgage spreads into their highest levels seen in a decade, yet the sector retained much of its yield advantage over other fixed income securities. In the second half of the year, the mortgage sector fared less well. Declining interest rates intensified investors' fears about accelerating prepayment rates and spreads widened.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     49

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-A                        ONE YEAR             FIVE YEAR           TEN YEAR
Average Annual With Load                                    3.25%              5.65%               7.43%
Average Annual Without Load                                 8.39%              6.67%               7.93%
Lehman Brothers Int. Gov't Bond*                            7.72%              6.39%               8.13%
Lipper General US Gov't Bond Index**                        8.81%              6.02%               7.75%
                                            Enterprise Government    Lehman Brothers   Lipper General US
                                           Securities Portfolio-A    Int. Gov't Bond    Gov't Bond Index
12/31/87                                               $ 9,522.29        $ 10,000.00         $ 10,000.00
1988                                                   $ 9,950.79        $ 10,640.00         $ 10,666.00
1989                                                  $ 10,945.87        $ 11,989.15         $ 11,989.65
1990                                                  $ 11,974.78        $ 13,135.31         $ 12,951.22
1991                                                  $ 13,483.61        $ 14,988.71         $ 14,845.98
1992                                                  $ 14,818.48        $ 16,027.43         $ 15,751.59
1993                                                  $ 16,196.60        $ 17,336.87         $ 17,062.12
1994                                                  $ 14,932.62        $ 17,033.47         $ 16,253.38
1995                                                  $ 17,769.82        $ 19,487.99         $ 19,006.70
1996                                                  $ 18,887.54        $ 20,279.21         $ 19,388.43
1997                                                  $ 20,472.20        $ 21,844.76         $ 21,096.55

During 1997, an investment in the above hypothetical shareholder account increased $1,584 compared to $2,037 and $1,566 in the Lehman Brothers Intermediate Government Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-B                                 ONE YEAR                                INCEPTION*
Annualized Return With CDSC                                                    3.81%                                  7.66%
Annualized Return Without CDSC                                                 7.81%                                  8.97%
Lehman Brothers Int. Gov't Bond Index*                                         7.72%                                  7.63%
Lipper General US Gov't Fund Index**                                           8.81%                                  7.95%
*From 5/1/95-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-B  Lehman Brothers Int. Gov't Bond Index
5/1/95                                                                    $10,000.00                             $10,000.00
1995                                                                      $11,047.00                             $10,858.63
1996                                                                      $11,666.74                             $11,299.49
1997                                                                      $12,177.91                             $12,171.81

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 5/1/95-12/31/97

                                           Lipper General US Gov't Fund Index
5/1/95                                                             $10,000.00
1995                                                               $11,052.45
1996                                                               $11,274.43
1997                                                               $12,267.70

During 1997, an investment in the above hypothetical shareholder account increased $511 compared to $1,109 and $873 in the Lehman Brothers Intermediate Government Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                    6.49%
Cumulative Return Without CDSC                                                 7.49%
Lehman Brothers Int. Gov't Bond Index*                                         6.74%
Lipper General US Gov't Fund Index**                                           8.14%
*From 5/1/97-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-C  Lehman Brothers Int. Gov't Bond Index
5/1/97                                                                    $10,000.00                             $10,000.00
1997                                                                      $10,648.90                             $10,674.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 5/1/97-12/31/97

                                           Lipper General US Gov't Fund Index
5/1/97                                                             $10,000.00
1997                                                               $10,814.15

50                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                          INCEPTION*
Enterprise Government Securities
Portfolio-Y                                                                    3.23%
Lehman Brothers Int. Gov't Bond Index*                                         2.93%
Lipper General US Gov't Fund Index**                                           3.23%
*From 7/31/97-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-Y  Lehman Brothers Int. Gov't Bond Index
7/31/97                                                                   $10,000.00                             $10,000.00
1997                                                                      $10,322.58                             $10,293.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997

Enterprise Government Securities
Portfolio-Y
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 7/31/97-12/31/97

                                           Lipper General US Gov't Fund Index
7/31/97                                                            $10,000.00
1997                                                               $10,323.03

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The Lehman Brothers Intermediate Government Corporate Bond Index is an unmanaged broad based index that excludes transaction and holding charges. The Lehman Brothers Intermediate Government Bond Index replaces the Lehman Brothers Intermediate Government Corporate Bond Index as the broad-based comparison to the Government Securities Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The weakness in Asia may be likely to have a positive effect on the U.S. bond market. If it takes a sizable bite out of U.S. exports and economic growth slows, inflationary pressures are less likely to emerge and reduce bond returns. The problems in Asia have also discouraged the Fed from raising interest rates, which has been another positive for the U.S. market. High-grade U.S. bonds have emerged from the turmoil of global equity markets as attractive investments.

TCW maintains a positive outlook on the mortgage sector for a number of reasons. First and foremost is its emphasis on call protection and mitigating the potentially negative affects of rapid prepayments on returns. This emphasis has helped in previous periods of declining interest rates and TCW expects this focus to continue to help its efforts. Furthermore, TCW anticipates an increase in volatility that should create trading opportunities with the potential to enhance performance. Finally, the strong technical factors that persisted for much of last year remain in place today. There continues to be a constant demand for mortgage product because of its attractive yield and the strong presence maintained by the agencies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     51

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
U.S. GOVERNMENT & AGENCY                            OR PRINCIPAL
OBLIGATIONS -- 88.78%                                  AMOUNT         VALUE
------------------------------------------------------------------------------

FEDERAL HOME LOAN BANKS -- .23%
------------------------------------------------------------------------------
Federal Home Loan Banks 5.20%, due 10/20/00.......    $  200,000   $   200,054
FEDERAL HOME LOAN PARTICIPATION CERTIFICATES -- 12.15%
------------------------------------------------------------------------------
FHLPC 7.00%, due 09/01/17.........................     1,976,169     1,994,053
FHLPC 7.00%, due 10/01/17.........................     2,640,940     2,664,867
FHLPC 9.00%, due 10/01/22.........................     1,625,925     1,725,838
FHLPC 10.00%, due 10/01/18........................     1,217,279     1,307,528
FHLPC 10.00%, due 07/01/20........................     1,994,756     2,145,180
FHLPC 10.00%, due 10/01/20........................       908,393       980,638
                                                                   -----------
                                                                    10,818,104
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.55%
------------------------------------------------------------------------------
GNMA 6.625%, due 11/15/28.........................     4,838,747     4,792,876
GNMA 7.00%, due 10/15/33..........................    14,896,056    14,942,532
GNMA 7.50%, due 04/15/23..........................       739,613       757,393
GNMA 7.50%, due 05/15/23..........................       682,561       698,874
GNMA 7.50%, due 05/15/23..........................       635,097       650,225
GNMA 9.00%, due 08/15/16..........................         7,441         7,917
                                                                   -----------
                                                                    21,849,817

FEDERAL HOUSING ADMINISTRATION -- 35.48%
------------------------------------------------------------------------------
FHA 6.75%, due 11/01/28...........................     2,227,808     2,172,113
FHA 7.00%, due 10/01/28...........................     2,326,984     2,303,714
FHA 7.18%, due 02/20/29...........................     3,417,450     3,396,091
FHA 7.625%, due 06/01/28..........................     3,716,441     3,767,542
FHA 7.75%, due 05/01/18...........................     6,349,982     6,524,607
FHA 7.75%, due 04/01/28...........................     3,882,094     3,988,852
FHA 7.80%, due 09/01/23...........................     2,774,323     2,850,617
FHA 8.65%, due 06/01/27...........................     3,667,077     3,850,431
FHA 8.70%, due 12/01/27...........................     2,580,409     2,715,881
                                                                   -----------
                                                                    31,569,848

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.73%
------------------------------------------------------------------------------
FNMA Medium Term Note 6.25%, due 01/14/04.........       250,000       248,318
FNMA Medium Term Note 6.28%, due 02/03/04.........       190,000       188,803
FNMA Principal Strip 7.70%, due 08/10/04..........       125,000       113,398
FNMA 5.50%, due 01/01/09..........................     2,058,235     1,998,546
FNMA 5.50%, due 02/01/09..........................     3,542,342     3,440,075
FNMA 6.50%, due 02/01/09..........................       163,632       163,780
FNMA 7.00%, due 03/01/14..........................     1,824,749     1,837,504
FNMA 8.00%, due 11/01/16..........................     2,814,055     2,926,617

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
FNMA 9.50%, due 08/01/20..........................    $1,035,118   $ 1,104,306
FNMA 9.50%, due 10/01/20..........................     1,161,667     1,238,581
FNMA 10.00%, due 07/01/20.........................       235,710       254,604
FNMA 10.00%, due 07/01/20.........................       447,704       483,471
                                                                   -----------
                                                                    13,998,003

U.S. TREASURY NOTES -- 0.64%
------------------------------------------------------------------------------
U.S. Treasury Note 8.875%, due 05/15/00...........       380,000       407,124
U.S. Treasury Note Strip Zero Coupon, due
02/15/98..........................................        65,000        64,561
U.S. Treasury Note Strip Zero Coupon, due
02/15/98..........................................       100,000        99,330
                                                                   -----------
                                                                       571,015
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $78,919,002)...................................    79,006,841
------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (V) -- 4.25%
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 6.545%, due
08/15/23..........................................     1,291,553       999,339
Federal Home Loan Mortgage Corporation 8.80%, due
12/15/23..........................................     2,222,727     2,089,364
Federal National Mortgage Association 15.50%, due
03/25/23..........................................       100,127       106,134
Federal National Mortgage Association Remic 6.50%,
due 06/25/23......................................       500,000       489,800
Federal National Mortgage Association Remic 7.00%,
due 07/25/05......................................       102,551       102,619
                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (V)
(IDENTIFIED COST $4,003,787)....................................     3,787,256
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.94%
------------------------------------------------------------------------------
International Lease Finance Corporation 6.05%, due
01/09/98..........................................    $4,400,000     4,394,084
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $4,394,084)....................................     4,394,084
------------------------------------------------------------------------------

52                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.61%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/98...............................
Collateral: U.S. Treasury Note, $1,455,000 5.625%
due 11/30/99 Value $1,458,638.....................    $1,430,000   $ 1,430,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,430,000)....................................     1,430,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $88,746,873)...................................   $88,618,181
OTHER ASSETS LESS LIABILITIES -- 0.42%..........................       371,793
                                                                   -----------
NET ASSETS -- 100%..............................................   $88,989,974
------------------------------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 1997. The maturity date shown is the next interest reset date.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     53

THE ENTERPRISE HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
San Diego, California

INVESTMENT MANAGEMENT

Caywood-Scholl has been investment adviser to the Enterprise High-Yield Bond Portfolio since its inception in 1987. Caywood-Scholl manages more than $719 million for institutional clients, and its normal investment minimum is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc., or BB or lower by Standard & Poor's.

INVESTMENT PHILOSOPHY

Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit-research driven. The discipline of credit research facilitates the informed use of a variety of lower-rated securities in aggressive fixed income investing.

1997 PERFORMANCE REVIEW

The 1997 high-yield new issuance was a record $125.1 billion. For comparison, 1996 issuance was $73.4 billion. The estimated size of the high-yield market is now $454 billion. Because spreads did not widen, 1997 was also a record year in terms of new money committed to the high-yield market. Mutual fund inflows reached a new high at $17.3 billion, coupon interest was estimated at $32 billion, and structured products contributed an estimated $5 billion to $8 billion. Accordingly, it appears that significant new funds were invested by financial institutions, pension funds and foreign buyers. As a result, for the majority of the year demand exceeded supply, causing spreads to tighten in virtually all sectors.

Given the strong economic conditions that prevailed through 1997 and the substantial amounts of liquidity in the U.S. financial system, it is not surprising that defaults among high-yield issuers remained below their historic averages.

However, 1997 also saw the decoupling of the U.S. Treasury and stock markets, creating greater uncertainty in the high-yield market place. The decoupling is the result of the economic crisis in Asia, with both markets forecasting slower economic conditions. The magnitude of the impact and its duration are of great importance to the high-yield market.

54                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-A                             ONE YEAR                    FIVE YEAR          TEN YEAR
Average Annual With Load                                             7.84%             10.66%              9.75%
Average Annual Without Load                                         13.18%             11.74%             10.28%
Lehman BB Index*                                                    12.64%             11.52%             11.49%
Lipper High-Yield Bond Fund Index**                                 12.91%             11.50%             10.88%
                                                                                               Lipper High-Yield
                                                Enterprise High-Yield Bond
                                                               Portfolio-A    Lehman BB Index    Bond Fund Index
12/31/87                                                         $9,523.81         $10,000.00         $10,000.00
1988                                                            $10,676.19         $11,377.00         $11,357.00
1989                                                            $10,601.46         $12,265.54         $11,042.41
1990                                                             $9,382.29         $12,274.13          $9,814.49
1991                                                            $12,478.45         $15,346.34         $13,761.88
1992                                                            $14,562.35         $17,198.65         $16,288.57
1993                                                            $17,125.32         $19,928.07         $19,520.22
1994                                                            $17,133.20         $19,850.35         $18,801.87
1995                                                            $19,874.51         $24,185.67         $22,069.64
1996                                                            $22,414.47         $26,343.03         $24,863.88
1997                                                            $25,368.70         $29,672.79         $28,073.80

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-B                             ONE YEAR                   INCEPTION*
Annualized Return With CDSC                                          8.59%             11.12%
Annualized Return Without CDSC                                      12.59%             12.36%
Lehman BB Index*                                                    12.64%             11.77%
Lipper High-Yield Bond Fund Index**                                 12.91%             13.08%
*From 5/1/95-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-B    Lehman BB Index  Lipper High-Yield Bond Fund Index
5/1/95                                                          $10,000.00         $10,000.00                         $10,000.00
1995                                                            $10,812.00         $10,971.00                         $10,917.37
1996                                                            $12,126.74         $11,949.61                         $12,299.62
1997                                                            $13,253.37         $13,460.04                         $13,887.50

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-C                            INCEPTION*
Cumulative Return With CDSC                                          9.87%
Cumulative Return Without CDSC                                      10.87%
Lehman BB Index*                                                    10.16%
Lipper High-Yield Bond Fund Index**                                 11.52%
*From 5/1/97-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-C    Lehman BB Index  Lipper High-Yield Bond Fund Index
5/1/97                                                          $10,000.00         $10,000.00                         $10,000.00
1997                                                            $10,987.40         $11,016.00                         $11,151.68

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     55

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
                                                   INCEPTION*
Enterprise High-Yield Bond
Portfolio-Y                                                          4.38%
Lehman BB Index*                                                     3.10%
Lipper High-Yield Bond Fund Index**                                  4.11%
*From 7/31/97-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-Y    Lehman BB Index  Lipper High-Yield Bond Fund Index
7/31/97                                                         $10,000.00         $10,000.00                         $10,000.00
1997                                                            $10,438.40         $10,310.00                         $10,411.07

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

 * The Lehman BB Index is an unmanaged index which excludes transaction and holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The consensus is the Federal Reserve is on hold or may possibly consider an ease in interest rates. Therefore the interest rate picture is at worst benign or possibly constructive for the fixed income market. Key determinants for the market in 1998 may be the extent the domestic economy slows in reaction to the developments in Asia and the continuation of strong corporate cash flow. A significant slowdown in economic activity may likely result in a decline in equity prices. How sharp the decline is and its impact on the stock market will be important. A relatively stable stock market, combined with 2.0 percent Gross Domestic Product growth may lead to a stable high-yield market. As long as default rates remain below or near their historic average the technical picture should remain sound.

To date the impact of the Asia crisis upon the high-yield market has been minimal. The technical balance of the market is favorable and may be expected to remain so for the short term, so long as the stock market does not drop substantially from its present levels. If the U.S. stock market begins to discount significantly slower economic conditions, this may likely result in wider spreads in the high-yield market. As always, Caywood-Scholl will emphasize selectivity in the investment process, looking for those securities that offer the most attractive risk-adjusted returns.

Like all investments in high-yield bond funds, an investment in the Enterprise High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other income portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher-rated, investment grade securities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

56                    THE ENTERPRISE GROUP OF FUNDS, INC.

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON &  OR PRINCIPAL
PREFERRED STOCKS -- 82.16%                             AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 0.76%
------------------------------------------------------------------------------
Universal Outdoor Inc. 9.75%,
due 10/15/06......................................    $  600,000   $   674,125
APPAREL & TEXTILES -- 0.45%
------------------------------------------------------------------------------
Brazos Sportswear Inc. 10.50%,
due 07/01/07......................................       400,000       399,000

AUTOMOTIVE -- 0.83%
------------------------------------------------------------------------------
United Auto Group Inc. 11.00%,
due 07/15/07......................................       750,000       733,125

BANKING -- 2.46%
------------------------------------------------------------------------------
Bay View Capital Corporation Delaware 9.125%, due
08/15/07..........................................       650,000       667,875
DVI Inc. 9.875%, due 02/01/04.....................       550,000       572,000
Imperial Credit Industries Inc.
9.875%, due 01/15/07..............................       700,000       687,750
Southern Pacific Funding Corporation 11.50%, due
11/01/04..........................................       250,000       248,750
                                                                   -----------
                                                                     2,176,375
BROADCASTING -- 7.02%
------------------------------------------------------------------------------
Chancellor Radio Broadcasting
8.125%, due 12/15/07..............................     1,000,000       980,000
Echostar Communications Corporation Zero Coupon,
due 06/01/04......................................     1,000,000       913,750
Fox Kids Worldwide Inc. Zero Coupon, due
11/01/07..........................................       750,000       445,312
Fox Kids Worldwide Inc. 9.25%, due 11/01/07.......       600,000       580,500
Fox/Liberty Networks Llc/Fln 8.875%, due
08/15/07..........................................       900,000       897,750
Fox/Liberty Networks Llc/Fln
Zero Coupon, due 08/15/07.........................       250,000       160,313
Rogers Communications Inc.
8.875%, due 07/15/07..............................       500,000       500,000
Rogers Communications Inc.
9.125%, due 01/15/06..............................       150,000       152,250
Sinclair Broadcast Group Inc.
8.75%, due 12/15/07...............................       750,000       755,625
TCI Satellite Entertainment Inc.
Zero Coupon, due 02/15/07.........................     1,250,000       835,937
                                                                   -----------
                                                                     6,221,437

BUILDING & CONSTRUCTION -- 1.20%
------------------------------------------------------------------------------
Building Materials Corporation America 8.00%, due
10/15/07..........................................       450,000       451,125

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Nortek Inc. 9.125%,
due 09/01/07......................................    $  600,000   $   613,500
                                                                   -----------
                                                                     1,064,625

CABLE -- 4.13%
------------------------------------------------------------------------------
Adelphia Communications Corporation 9.25%, due
10/01/02..........................................       250,000       255,000
Adelphia Communications Corporation 10.50%, due
07/15/04..........................................       650,000       700,375
Cablevision Systems Corporation
7.875%, due 12/15/07..............................       500,000       510,495
Century Communications Corporation 9.50%, due
03/01/05..........................................       200,000       210,500
Century Communication
Corporation 9.75%, due 02/15/02...................       350,000       369,250
TCI Communications Inc. 6.875%, due 02/15/06......     1,600,000     1,609,168
                                                                   -----------
                                                                     3,654,788

CHEMICALS -- 2.31%
------------------------------------------------------------------------------
General Chemical Corporation
9.25%, due 08/15/03...............................       550,000       570,625
Huntsman Polymers Corporation
11.75%, due 12/01/04..............................       250,000       280,313
PCI Chemical Canada Inc. 9.25%, due 10/15/07......       500,000       499,375
Pioneer Americas Acquisition Corporation 9.25%,
due 06/15/07......................................       700,000       700,000
                                                                   -----------
                                                                     2,050,313

COMMUNICATIONS -- 4.73%
------------------------------------------------------------------------------
Globalstar L P 10.75%, due 11/01/04...............       500,000       488,750
Globalstar L P 11.375%,
due 02/15/04......................................       700,000       705,250
Globalstar L P/Globalstar Capital
11.25%, due 06/15/04..............................    $  100,000       100,750
Globalstar Telecommunications (Wts) (a) Wts
Expires 2/15/04...................................           700        79,800
Iridium Capital Corporation
13.00%, due 07/15/05..............................    $  900,000       946,125
Iridium Capital Corporation
14.00%, due 07/15/05..............................    $  800,000       876,000
Iridium World Communications (Wts) (a)............           550        77,000

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     57

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Orion Network Systems Inc.
Zero Coupon, due 01/15/07.........................    $  850,000   $   660,875
Orion Network Systems Inc.
Zero Coupon, due 01/15/07.........................       350,000       259,437
                                                                   -----------
                                                                     4,193,987
CONSUMER PRODUCTS -- 3.00%
------------------------------------------------------------------------------
CLN Holdings Inc. Zero
Coupon, due 05/15/01..............................       550,000       365,750
E & S Holdings Corporation
10.375%, due 10/01/06.............................       400,000       370,000
French Fragrances Inc.
10.375%, due 05/15/07.............................       450,000       473,625
Mediq Inc. 7.50%, due 07/15/03....................       940,000       962,325
Sealy Mattress Company
Zero Coupon, due 12/15/07.........................       800,000       485,000
                                                                   -----------
                                                                     2,656,700
CONTAINERS/PACKAGING -- 5.73%
------------------------------------------------------------------------------
Buckeye Cellulose Corporation
8.50%, due 12/15/05...............................       200,000       205,500
Huntsman Packaging Corporation
9.125%, due 10/01/07..............................       200,000       206,000
Owens Illinois Inc. 8.10%,
due 05/15/07......................................     1,850,000     1,980,536
Plastic Containers Inc. 10.00%,
due 12/15/06......................................       300,000       315,750
Printpack Inc. 9.875%,
due 08/15/04......................................       500,000       531,250
Printpack Inc.
10.625%, due 08/15/06.............................       400,000       425,000
Stone Container Corporation
10.75%, due 10/01/02..............................       550,000       567,875
United States Can Corporation
10.125%, due 10/15/06.............................       800,000       844,000
                                                                   -----------
                                                                     5,075,911

CRUDE & PETROLEUM -- 0.28%
------------------------------------------------------------------------------
Clark Refining & Marketing Inc.
8.875%, due 11/15/07..............................       250,000       251,875

ENERGY -- 1.93%
------------------------------------------------------------------------------
Canadian First Oil Ltd.
8.75%, due 09/15/07...............................       300,000       303,375
Chesapeake Energy Corporation
9.125%, due 04/15/06..............................       200,000       206,000
Clark USA Inc. 10.875%,
due 12/01/05......................................     1,100,000     1,197,625
                                                                   -----------
                                                                     1,707,000
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

ENTERTAINMENT & LEISURE -- 2.01%
------------------------------------------------------------------------------
AMF Group Inc. 10.875%,
due 03/15/06......................................    $1,000,000   $ 1,096,250
Cobblestone Golf Group Inc.
11.50%, due 06/01/03..............................       400,000       435,000
Livent Inc. 9.375%, due 10/15/04..................       250,000       250,000
                                                                   -----------
                                                                     1,781,250

FINANCE -- 0.93%
------------------------------------------------------------------------------
Western Financial Savings
Bank Orange California
8.875%, due 08/01/07..............................       500,000       482,500
Western Financial Savings Bank Orange California
8.50%,
due 07/01/03......................................       350,000       341,688
                                                                   -----------
                                                                       824,188

FOOD & BEVERAGES & TOBACCO -- 6.05%
------------------------------------------------------------------------------
Jitney Jungle Stores America Inc.
10.375%, due 09/15/07.............................       850,000       879,750
NBTY Inc. 8.625%, due 09/15/07....................     1,000,000     1,000,000
North Atlantic Trading Inc.
11.00%, due 06/15/04..............................       500,000       523,750
Ralphs Grocery Company
10.45%, due 06/15/04..............................       300,000       337,500
Ralphs Grocery Company
11.00%, due 06/15/05..............................       750,000       855,000
Randalls Food Markets Inc.
9.375%, due 07/01/07..............................     1,000,000     1,030,000
Shoppers Food Warehouse Corporation 9.75%, due
06/15/04..........................................       300,000       306,750
Twin Laboratories Inc. 10.25%,
due 05/15/06......................................       400,000       430,000
                                                                   -----------
                                                                     5,362,750

GAMING -- 1.11%
------------------------------------------------------------------------------
Trump Atlantic City Associates
11.25%, due 05/01/06..............................     1,000,000       980,000

HEALTH CARE -- 4.74%
------------------------------------------------------------------------------
Amerisource Distribution Corporation Class C......           209             0

58                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Dade International Inc. 11.125%,
due 05/01/06......................................    $  450,000   $   500,625
Fresenius Med Care Capital Trust Preferred Secs...           250       262,500
Kinetic Concepts Inc. 9.625%,
due 11/01/07......................................       350,000       355,250
Mariner Health Group Inc.
9.50%, due 04/01/06...............................       650,000       676,000
Maxxim Medical Inc. 10.50%,
due 08/01/06......................................     1,000,000     1,082,500
Quest Diagnostics Inc. 10.75%,
due 12/15/06......................................       750,000       821,250
Vencor Inc. 8.625%, due 07/15/07..................       500,000       500,000
                                                                   -----------
                                                                     4,198,125
HOTELS & RESTAURANTS -- 3.17%
------------------------------------------------------------------------------
AFC Enterprises Inc. 10.25%,
due 05/15/07......................................       550,000       580,250
Apple South Inc. 9.75%,
due 06/01/06......................................       350,000       371,000
Foodmaker Corporation 9.75%,
due 11/01/03......................................       350,000       353,500
Foodmaker Inc. (Wts) (a)..........................           250         4,750
Hammon John Q. Hotels
8.875%, due 02/15/04..............................       300,000       306,375
HMH Properties Inc. 8.875%,
due 07/15/07......................................       800,000       842,000
Perkins Family Restaurants L P
10.125%, due 12/15/07.............................       350,000       354,375
                                                                   -----------
                                                                     2,812,250

MACHINERY -- 1.55%
------------------------------------------------------------------------------
Axiohm Inc. 9.75%, due 10/01/07...................       500,000       507,500
Bucyrus International Inc. 9.75%,
due 09/15/07......................................       350,000       353,500
Park Ohio Industries Inc.
9.25%, due 12/01/07...............................       500,000       511,875
                                                                   -----------
                                                                     1,372,875

MEDICAL INSTRUMENTS -- 0.29%
------------------------------------------------------------------------------
Physician Sales & Service Inc.
8.50%, due 10/01/07...............................       250,000       256,875

METALS & MINING -- 3.01%
------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corporation 10.875%,
due 10/15/06......................................       500,000       543,750
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Oregon Steel Mills Inc. 11.00%,
due 06/15/03......................................    $  650,000   $   702,000
WCI Steel Inc. 10.00%, due 12/01/04...............     1,000,000     1,025,000
Wheeling Pittsburgh Corporation
9.25%, due 11/15/07...............................       400,000       392,000
                                                                   -----------
                                                                     2,662,750

OIL SERVICES -- 0.36%
------------------------------------------------------------------------------
Pride Petroleum Services Inc.
9.375%, due 05/01/07..............................       300,000       322,500

PAPER & FOREST PRODUCTS -- 0.66%
------------------------------------------------------------------------------
Maxxam Group Inc. 11.25%,
due 08/01/03......................................       550,000       583,000

PHARMACEUTICALS -- 0.91%
------------------------------------------------------------------------------
Pharmaceutical Fine Chemicals
9.75%, due 11/15/07...............................       800,000       810,000

PRINTING & PUBLISHING -- 1.60%
------------------------------------------------------------------------------
American Lawyer Media Inc.
9.75%, due 12/15/07...............................       250,000       253,750
Time Warner Inc. 7.75%,
due 06/15/05......................................       750,000       795,000
Von Hoffmann Press Inc.
10.375%, due 05/15/07.............................       350,000       373,188
                                                                   -----------
                                                                     1,421,938

REAL ESTATE -- 0.57%
------------------------------------------------------------------------------
Crown Castle International Corporation Zero
Coupon, due 11/15/07..............................       800,000       504,000

RETAIL -- 1.78%
------------------------------------------------------------------------------
Ann Taylor Inc. 8.75%, due 06/15/00...............       579,000       578,276
Cole National Group Inc.
8.625%, due 08/15/07..............................       900,000       895,500
Michaels Stores Inc. 6.75%,
due 01/15/03......................................       100,000       102,000
                                                                   -----------
                                                                     1,575,776

TELECOMMUNICATIONS -- 14.84%
------------------------------------------------------------------------------
American Communications Services Inc. (Wts) (a)...           800        75,200
American Communications Services Inc. Zero Coupon,
due 11/01/05......................................     1,100,000       880,000
Call-Net Enterprises
Zero Coupon, due 08/15/07.........................       300,000       205,125

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     59

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
CCPR Services Inc. 10.00%,
due 02/01/07......................................    $1,000,000   $   997,500
Comcast Cellular Holdings Inc.
9.50%, due 05/01/07...............................     1,300,000     1,358,500
ICG Holdings Inc. Zero Coupon, due 05/01/06.......     1,350,000     1,012,500
Intermedia Communications Inc.
Deposit Share 1/100 Junior Preferred Cnv E 144A...         7,500       197,813
Intermedia Communications Inc.
8.50%, due 01/15/08...............................       600,000       600,000
Intermedia Communications Inc.
8.875%, due 11/01/07..............................       200,000       206,000
McLeod USA Inc. Zero Coupon, due 03/01/07.........       800,000       581,000
Metronet Communications Corp Zero Coupon, due
11/01/07..........................................       500,000       305,625
Metronet Communications Corporation 12.00%, due
08/15/07..........................................       150,000       173,250
Nextel Communications Inc.
Zero Coupon, due 09/15/07.........................     1,550,000       980,375
Nextel Communications Inc.
Zero Coupon, due 10/31/07.........................       500,000       304,375
Nextlink Communications Inc.
9.625%, due 10/01/07..............................       250,000       256,875
Pagemart (Wts) (a)................................         3,450        24,150
Pagemart Nationwide Inc...........................         1,750        17,500
RCN Corporation Zero Coupon, due 10/15/07.........       850,000       534,437
RCN Corporation 10.00%,
due 10/15/07......................................       250,000       257,500
Rogers Cantel Inc. 8.80%, due 10/01/07............     1,050,000     1,047,375
Sprint Spectrum L P Zero Coupon, due 08/15/06.....     1,250,000       978,125
Sprint Spectrum L P 11.00%,
due 08/15/06......................................       650,000       729,625
Teleport Communications Group
Zero Coupon, due 07/01/07.........................     1,200,000       984,000
Winstar Equipment Corporation
12.50%, due 03/15/04..............................       400,000       445,000
                                                                   -----------
                                                                    13,151,850

TEXTILES -- 1.63%
------------------------------------------------------------------------------
Polymer Group Inc. 9.00%,
due 07/01/07......................................       550,000       548,625
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Carter William Company Acquired 10.375%, due
12/01/06..........................................    $  850,000   $   896,750
                                                                   -----------
                                                                     1,445,375

TRANSPORTATION -- 0.32%
------------------------------------------------------------------------------
Atlas Air Inc. 12.25%,
due 12/01/02......................................       250,000       279,688

UTILITIES -- 1.42%
------------------------------------------------------------------------------
Calenergy Inc. 7.63%,
due 10/15/07......................................       250,000       251,227
Ferrellgas Partners L P 9.375%,
due 06/15/06......................................       550,000       581,625
Midland Cogeneration Venture L P
10.33%, due 07/23/02..............................       188,369       202,496
Midland Funding Corporation
10.33%, due 07/23/02..............................       202,832       218,045
                                                                   -----------
                                                                     1,253,393

WASTE MANAGEMENT -- 0.37%
------------------------------------------------------------------------------
Allied Waste N A Inc. 10.25%,
due 12/01/06......................................       300,000       328,125
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON STOCKS
(IDENTIFIED COST $70,425,062)...................................    72,785,969
------------------------------------------------------------------------------
FOREIGN BONDS -- 10.29%
------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.29%
------------------------------------------------------------------------------
Reliance Industries Ltd. 8.25%,
due 01/15/27......................................       250,000       260,505

BASIC INDUSTRIES -- 1.22%
------------------------------------------------------------------------------
Cemex S A 12.75%, due 07/15/06....................       900,000     1,080,000

BROADCASTING -- 1.40%
------------------------------------------------------------------------------
Grupo Televisa S A De C V 11.375%, due 05/15/03...       700,000       764,750
Grupo Televisa S A De C V
11.875%, due 05/15/06.............................       150,000       170,062
TV Azteca S A De C V 10.125%,
due 02/15/04......................................       300,000       309,750
                                                                   -----------
                                                                     1,244,562

CABLE -- 0.70%
------------------------------------------------------------------------------
Kabelmedia Holding Zero Coupon, due 08/01/06......       850,000       623,688

CONTAINERS/PACKAGING -- 0.74%
------------------------------------------------------------------------------

60                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Viacap Sa De C V 11.375%, due 05/15/07............    $  600,000   $   652,500

ENERGY -- 0.73%
------------------------------------------------------------------------------
Petroleos Mexicanos 8.85%, due 09/15/07...........       250,000       247,670
Petroleos Mexicanos 9.00%, due 06/01/07...........       400,000       399,740
                                                                   -----------
                                                                       647,410

GOVERNMENT BOND -- 3.05%
------------------------------------------------------------------------------
Argentina Global 11.00%, due 10/09/06.............       350,000       374,500
Argentina Rep 11.00%, due 10/09/06................       550,000       591,250
Mexico United Mexico States 9.875%, due
01/15/07..........................................       950,000       990,750
Russian Federation 10.00%, due 06/26/07...........       300,000       274,500
St. Petersburg Russia 9.50%, due 06/18/02.........       300,000       267,750
Turkiye Cumhuriyeti 10.00%, due 09/19/07..........       200,000       203,740
                                                                   -----------
                                                                     2,702,490

PAPER & FOREST PRODUCTS -- 0.86%
------------------------------------------------------------------------------
Indah Kiat Finance Mautitius Limited 10.00%, due
07/01/07..........................................       450,000       373,500
Pindo Deli Finance Mauritius Ltd. 10.75%, due
10/01/07..........................................       450,000       385,875
                                                                   -----------
                                                                       759,375

TELECOMMUNICATIONS -- 0.44%
------------------------------------------------------------------------------
Hermes Europe Railtel B V 11.50%, due 08/15/07....       350,000       387,625

TRANSPORTATION -- 0.86%
------------------------------------------------------------------------------
TFM S A Ce C V 10.25%,
due 06/15/07......................................       250,000       256,875
Transportacion Maritima Mexica 10.00%, due
11/15/06..........................................       500,000       502,500
                                                                   -----------
                                                                       759,375
TOTAL FOREIGN BONDS
(IDENTIFIED COST $8,839,163)....................................     9,117,530
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

U.S. TREASURY BONDS -- 2.38%
------------------------------------------------------------------------------
U.S.Treasury Bonds 6.375%,
due 08/15/27......................................    $2,000,000   $ 2,110,480
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $2,056,314)....................................     2,110,480
------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 1.16%
------------------------------------------------------------------------------
U.S. Treasury Note 6.125%, due 08/15/07...........     1,000,000     1,027,440
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,014,147)....................................     1,027,440
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.85%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/98 Collateral: U.S. Treasury Note
$2,570,000 5.625% due 11/30/99 Value $2,576,425...     2,525,000     2,525,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,525,000)....................................     2,525,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $84,924,620)...................................   $87,566,419
OTHER ASSETS LESS LIABILITIES -- 1.16%..........................     1,025,510
                                                                   -----------
NET ASSETS 100%.................................................   $88,591,929
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     61

THE ENTERPRISE TAX-EXEMPT INCOME PORTFOLIO

MBIA CAPITAL MANAGEMENT CORP.
Armonk, New York

INVESTMENT MANAGEMENT

Morgan Stanley Asset Management, Inc., was the investment adviser to the Enterprise Tax Exempt Income Portfolio from January 1, 1992, through December 31, 1997. MBIA Capital Management Corp. became manager of the Enterprise Tax-Exempt Income Portfolio on January 1, 1998. MBIA Capital Management Corp. manages approximately $11 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The investment objective of the Enterprise Tax-Exempt Income Portfolio is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal, primarily from investment in a diversified portfolio of long-term investment-grade municipal bonds.

INVESTMENT PHILOSOPHY

MBIA Capital Management uses a value-driven, bottom-up investment selection process. Recognition that interest rate movement is uncertain and that yield is a dominant source of return drives its decisions. The key to performance is to buy yield at the right price, in the right sector and in the right part of the yield curve.

1997 PERFORMANCE REVIEW (MORGAN STANLEY ASSET MANAGEMENT, INC.)

The municipal bond market produced solid returns for the year. Benefiting from the turmoil in the broader global marketplace, municipals, while lagging treasuries, finished the year with three straight quarters in which yields declined. While the major inflationary measures had already been remarkably well-behaved, the Asian crisis further reduced inflation expectations, causing long rates to fall. In addition, the rapid decline in the U.S. budget deficit has reduced the outlook for the future issuance of treasury securities, further supporting the treasury rally that spilled over into the municipal bond market.

The low interest rate levels in 1997 led to an increase in both new money and refunding issuance in the municipal bond market. The growing demand for public works along with lower absolute interest rates and improving state and local finances together combined to fuel the increase. Bonds issued for educational purposes led the stampede of issuance, followed by health care and transportation sectors. The demand side of the equation was led by the healthy appetite of insurance companies spurred on by attractive municipal/treasury ratios and individual investors who became enamored with bonds as they were not so subtly reminded that equity markets can decline.

62                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-A                               ONE YEAR                            FIVE YEAR
Average Annual With Load                                                   1.88%                          4.82%
Average Annual Without Load                                                6.96%                          5.85%
Lehman Municipal Bond Index*                                               9.20%                          7.37%
Lipper General Municipal Debt Index**                                      9.03%                          6.90%
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-A    Lehman Municipal Bond Index
12/31/87                                                               $9,527.19                     $10,000.00
1988                                                                  $10,565.65                     $11,015.00
1989                                                                  $11,482.75                     $12,202.42
1990                                                                  $12,138.42                     $13,091.97
1991                                                                  $13,489.42                     $14,682.65
1992                                                                  $14,552.39                     $15,977.66
1993                                                                  $16,118.23                     $17,939.71
1994                                                                  $15,200.46                     $17,017.61
1995                                                                  $17,457.72                     $19,988.89
1996                                                                  $18,075.73                     $20,876.39
1997                                                                  $19,333.80                     $22,797.02

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-A                             TEN YEAR
Average Annual With Load                                               6.81%
Average Annual Without Load                                            7.33%
Lehman Municipal Bond Index*                                           8.59%
Lipper General Municipal Debt Index**                                  8.29%

                                         Lipper General Municipal Debt Index
12/31/87                                                          $10,000.00
1988                                                              $11,166.00
1989                                                              $12,278.13
1990                                                              $13,014.82
1991                                                              $14,581.81
1992                                                              $15,879.59
1993                                                              $17,853.42
1994                                                              $16,775.07
1995                                                              $19,678.84
1996                                                              $20,327.65
1997                                                              $22,163.24

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-B                               ONE YEAR                           INCEPTION*
Annualized Return With CDSC                                                2.36%                          4.81%
Annualized Return Without CDSC                                             6.36%                          6.18%
Lehman Municipal Bond Index*                                               9.20%                          8.70%
Lipper General Municipal Debt Index**                                      9.03%                          8.18%
*From 5/1/95-12/31/97
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-B    Lehman Municipal Bond Index
5/1/95                                                                $10,000.00                     $10,000.00
1995                                                                  $10,718.20                     $10,957.45
1996                                                                  $11,035.46                     $11,443.96
1997                                                                  $11,337.31                     $12,496.80

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index**
*From 5/1/95-12/31/97

                                         Lipper General Municipal Debt Index
5/1/95                                                            $10,000.00
1995                                                              $10,954.14
1996                                                              $11,315.31
1997                                                              $12,337.08

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-C                              INCEPTION*
Cumulative Return With CDSC                                                5.14%
Cumulative Return Without CDSC                                             6.14%
Lehman Municipal Bond Index*                                               8.55%
Lipper General Municipal Debt Index**                                      8.60%
*From 5/1/97-12/31/97
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-C    Lehman Municipal Bond Index
5/1/97                                                                $10,000.00                     $10,000.00
1997                                                                  $10,513.60                     $10,855.00

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index**
*From 5/1/97-12/31/97

                                         Lipper General Municipal Debt Index
5/1/97                                                            $10,000.00
1997                                                              $10,860.40

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

 * The Lehman Municipal Bond Index is an unmanaged index which excludes transaction and holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     63

FUTURE INVESTMENT STRATEGY (MBIA)

The Asian financial crisis continues to be the focus of domestic equity and fixed income markets and is likely to remain so until economic reform measures are instituted. The U.S. bond market has rallied as investors wary of equity and emerging market debt look to bonds as a safe haven. The flight to quality may especially benefit treasuries and municipal bonds. MBIA, therefore, expects investors to increase their exposure to both treasuries and municipal bonds at the expense of equities.

Municipal bonds are extremely attractive relative to treasuries on a historical basis. Yield ratios are approaching 90 percent, levels the market has not experienced since the flat tax scare of 1996 and which cannot be sustained, given current tax rates. Credit spreads on municipals remain tight and have been relatively unaffected by Asia. MBIA sees this as an opportunity to upgrade portfolios at little sacrifice in potential yield. MBIA continues to emphasize better-structured bonds as a way to reduce reinvestment risk and to realize the greatest return from the bond market rally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

64                    THE ENTERPRISE GROUP OF FUNDS, INC.

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
MUNICIPAL BONDS -- 96.42%                               AMOUNT           VALUE
----------------------------------------------------------------------------------

ALABAMA -- 1.01%
----------------------------------------------------------------------------------
    Alabama Housing Finance Authority Single
    Family Mortgage Revenue Home Mortgage Series
    A-1 6.55% due 10/01/14........................  $      250,000   $     270,758
ARIZONA -- 3.60%
----------------------------------------------------------------------------------
    Salt River Project, Arizona Agriculture Import
    and Power District Electric System Revenue
    5.00% due 01/01/30............................       1,000,000         964,700
CALIFORNIA -- 1.03%
----------------------------------------------------------------------------------
    California State General Obligation Bonds
    6.10% due 09/01/04............................         150,000         165,645
    Los Angeles County, California Sales Tax
    Series A Revenue 6.75% due 07/01/18
    Prerefunded 07/01/01 at 102...................         100,000         110,434
                                                                     -------------
                                                                           276,079

DELAWARE -- 0.41%
----------------------------------------------------------------------------------
    Delaware Transportation Authority Systems
    Revenue 6.50% due 07/01/11 Prerefunded
    07/01/01 at 102...............................         100,000         109,458

FLORIDA -- 8.82%
----------------------------------------------------------------------------------
    Broward County, Broward Recovery Revenue 7.95%
    due 12/01/08..................................         310,000         337,460
    Florida State Board Education Capital Outlay
    Series C 5.50% due 06/01/23...................       1,500,000       1,529,640
    Florida State Board Education Capital Outlay
    Series A 7.25% due 06/01/23...................         170,000         184,759

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
    Orlando Florida Utilities Commission Water and
    Electric Revenue Refunding Sub Series D 6.75%
    due 10/01/17..................................  $      250,000   $     307,380
                                                                     -------------
                                                                         2,359,239

GEORGIA -- 2.01%
----------------------------------------------------------------------------------
    Atlanta Downtown Development Authority
    Underground Atlanta Project 6.25% due
    10/01/12......................................         500,000         538,145

IDAHO -- 1.35%
----------------------------------------------------------------------------------
    Idaho Housing Agency Single Family Mortgage
    Revenue Series F-2 (AMT) 7.80% due 01/01/23...         340,000         360,777

LOUISIANA -- 1.23%
----------------------------------------------------------------------------------
    Louisiana State Offshore Term Authority
    Deepwater Port Revenue Series E 7.60% due
    09/01/10......................................         300,000         328,317

MARYLAND -- 3.98%
----------------------------------------------------------------------------------
    Maryland State General Obligation Bonds 5.50%
    due 02/01/07..................................       1,000,000       1,064,470

MASSACHUSETTS -- 2.96%
----------------------------------------------------------------------------------
    Massachusetts State Housing Finance Agency
    Revenue Residential FNMA Collateral-A 6.90%
    due 11/15/24..................................         750,000         792,300

MICHIGAN -- 4.07%
----------------------------------------------------------------------------------
    Michigan State Building Authority Revenue
    Series I 6.40% due 10/01/04...................       1,000,000       1,089,110

MISSOURI -- 0.46%
----------------------------------------------------------------------------------
    Missouri State Housing Development Community
    Mortgage Single Family GNMA Revenue Series B
    (AMT) 8.25% due 05/01/19......................         120,000         123,986

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     65

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
NEBRASKA -- 3.88%
----------------------------------------------------------------------------------
    Omaha Public Power District Nebraska Electric
    Revenue 5.60% due 02/01/12....................  $    1,000,000   $   1,038,290
NEVADA -- 7.50%
----------------------------------------------------------------------------------
    Clark County School District Series A MBIA
    7.00% due 06/01/11............................         750,000         919,957
    Nevada State General Obligation Bonds 6.25%
    due 07/01/12 Prefunded 07/01/02 at 101........       1,000,000       1,087,040
                                                                     -------------
                                                                         2,006,997

NEW MEXICO -- 1.54%
----------------------------------------------------------------------------------
    New Mexico Mortgage Finance Authority Single
    Family Mortgage 7.80% due 09/01/17............         395,000         413,253

NEW YORK -- 11.61%
----------------------------------------------------------------------------------
    New York State Local Government Assistance
    7.00% due 04/01/21 Prerefunded 04/01/01 at
    102...........................................         200,000         221,222
    New York State Mortgage Agency Revenue 7.95%
    due 10/01/14..................................         200,000         205,090
    New York State Power Authority Revenue &
    General Purpose Series CC 5.00% due
    01/01/09......................................       1,200,000       1,217,568
    Triborough Bridge & Tunnel Authority, New York
    General Purpose Series A 6.00% due 01/01/10...       1,300,000       1,462,058
                                                                     -------------
                                                                         3,105,938

OHIO -- 0.23%
----------------------------------------------------------------------------------
    Ohio Housing Finance Agency Single Family
    Mortgage Revenue GNMA (AMT) 8.25% due
    12/15/19......................................          60,000          62,573
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------

OKLAHOMA -- 6.01%
----------------------------------------------------------------------------------
    Tulsa, Oklahoma General Obligation Bonds 6.30%
    due 06/01/17..................................  $    1,500,000   $   1,607,520

OREGON -- 1.57%
----------------------------------------------------------------------------------
    Oregon State General Obligation Bonds 7.00%
    due 12/01/11..................................         400,000         419,588

PENNSYLVANIA -- 3.08%
----------------------------------------------------------------------------------
    Philadelphia Pennsylvania Hospitals & Higher
    Education Facilities Hospital Revenue 6.50%
    due 02/15/09 Prerefunded 02/15/02 at 102......         750,000         825,578

SOUTH CAROLINA -- 0.19%
----------------------------------------------------------------------------------
    Charleston County South Carolina Resource
    Recovery Revenue (AMT) 9.25% due 01/01/10.....          50,000          51,500

TEXAS -- 8.34%
----------------------------------------------------------------------------------
    Brazos River Authority Texas Revenue 8.25% due
    05/01/15......................................         150,000         154,940
    Houston Texas General Obligation Bonds 6.00%
    due 03/01/05..................................         500,000         532,135
    San Antonio, Revenue Refunding General
    Obligation Bonds 5.75% due 08/01/13...........         975,000       1,007,721
    Texas Housing Agency Residential Development
    Revenue Series A GNMA Collateral 7.60% due
    07/01/16......................................          95,000          98,787
    Texas State Department Housing Community
    Affairs Home Mortgage Revenue GNMA Collateral
    Series A 6.95% due 07/01/23...................         410,000         438,228
                                                                     -------------
                                                                         2,231,811

66                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
UTAH -- 0.25%
----------------------------------------------------------------------------------
    Utah State Housing Finance Agency Single
    Family Mortgage Series E (AMT) 9.00% due
    01/01/19......................................  $       60,000   $      65,772

VIRGINIA -- 11.65%
----------------------------------------------------------------------------------
    Fairfax County, Virginia General Obligation
    Bonds 5.40% due 05/01/11......................       1,000,000       1,039,110
    Fairfax County, Virginia Water Authority
    Revenue 5.75% due 04/01/29....................       1,000,000       1,020,090
    Virginia State Transportation Board Revenue
    6.00% due 04/01/10............................       1,000,000       1,058,150
                                                                     -------------
                                                                         3,117,350
WASHINGTON -- 7.95%
----------------------------------------------------------------------------------
    Tacoma, Washington Electric Systems Revenue
    AMBAC 6.15% due 01/01/08......................       1,000,000       1,072,160
    Washington State General Obligation Series 93A
    5.75% due 10/01/17............................       1,000,000       1,055,740
                                                                     -------------
                                                                         2,127,900

WISCONSIN -- 1.69%
----------------------------------------------------------------------------------
    Wisconsin Housing & Economic Development
    Authority Home Ownership Revenue Series A
    7.75% due 09/01/17............................         430,000         452,579
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $24,044,194).....................................      25,803,988
----------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------

SHORT-TERM TAX-EXEMPT INVESTMENTS -- 2.62%
----------------------------------------------------------------------------------

CALIFORNIA -- 0.38%
----------------------------------------------------------------------------------
    California Pollution Control Financing (v)
    Adjustment Adjusted Tend Southern California
    Edison D 3.45% due 02/28/08...................  $      100,000   $     100,000

NEW YORK -- 2.24%
----------------------------------------------------------------------------------
    New York City Municipal Water Finance
    Authority (v) Systems Revenue Series C 3.75%
    due 06/15/22..................................         400,000         400,000
    New York New York (v) Series A9 3.75% due
    08/01/17......................................         200,000         200,000
                                                                     -------------
                                                                           600,000
TOTAL SHORT-TERM TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST $700,000)........................................         700,000
----------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $24,744,194).....................................   $  26,503,988
OTHER ASSETS LESS LIABILITIES -- 0.96%............................         258,220
                                                                     -------------
NET ASSETS -- 100%................................................   $  26,762,208
----------------------------------------------------------------------------------

AMT Securities subject to Alternative Minimum Tax
(v) Variable interest rate security; Interest rate is as of December 31, 1997, and is adjusted daily. Maturity date shown is the next interest reset date.

See notes to financial statements

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     67

THE ENTERPRISE MANAGED PORTFOLIO

OPCAP ADVISORS
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became investment adviser to this new Enterprise fund on October 1, 1994. Oppenheimer Capital manages approximately $61 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the manager's assessment of relative investment values.

INVESTMENT PHILOSOPHY

OpCap's investment process seeks to take advantage of opportunities in all market sectors by shifting the investment mix among stock, bonds and money market instruments. The focus of the investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-to-earnings ratio of these companies is significantly below the price-to-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1997 PERFORMANCE REVIEW

The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, has caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than those of more purely domestic companies. Such companies owned by the portfolio include McDonald's Corp. and Citicorp.

At the end of 1997, the portfolio's net assets were allocated 82 percent to common stocks and 18 percent to cash and cash equivalents.

Some of the stocks owned by the portfolio delivered exceptional returns in 1997. Many were in the financial services sector, which in general performed well. They included, among others, Federal Home Loan Mortgage Corp. (Freddie Mac), a home mortgage company, and ACE Ltd., a Bermuda based provider of excess directors and officers liability insurance. Freddie Mac's stock was up 52 percent for the year, while ACE stock rose more than 60 percent.

A few other holdings were disappointing. The market price of McDonald's Corp., the fast-food chain, increased only about five percent in 1997 and the market price of Boeing Co., the aircraft manufacturer, declined. Boeing's stock suffered when it became apparent the company was experiencing production problems. OpCap expects these problems to last through mid-1998, after which cash flow should accelerate.

68                    THE ENTERPRISE GROUP OF FUNDS, INC.

OpCap recently established a new position in the common stock of Time Warner, Inc., and eliminated the portfolio's holdings in Freeport McMoRan Copper & Gold, Hercules, Inc., Tele-Communications Inc., Union Pacific Corp. and Waste Management, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-A                                                ONE YEAR               THREE YEAR   INCEPTION*
Average Annual With Load                                                                        15.26%       24.72%       21.96%
Average Annual Without Load                                                                     21.05%       26.72%       23.81%
S&P 500*                                                                                        33.36%       31.13%       28.40%
Lipper Flexible Portfolio Fund
Index**                                                                                         18.77%       18.74%       16.51%
*From 10/1/94-12/31/97
                                                                        Lipper Flexible Portfolio Fund
Enterprise Managed Portfolio-A                             S&P 500                               Index
10/1/94                                  $ 9,523.81    $ 10,000.00                         $ 10,000.00
1995                                    $ 12,905.21    $ 13,753.25                         $ 12,135.30
1996                                    $ 15,754.68    $ 16,904.12                         $ 13,840.31
1997                                    $ 19,071.03    $ 22,543.33                         $ 16,438.14

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-B               ONE YEAR              INCEPTION*
Annualized Return With CDSC                                  16.45%        21.77%
Annualized Return Without CDSC                               20.45%        22.84%
S&P 500*                                                     33.36%        29.47%
Lipper Flexible Portfolio Fund
Index**                                                      10.77%        17.88%
*From 5/1/95-12/31/97
                                                 Enterprise Managed                    Lipper Flexible Portfolio Fund
                                                        Portfolio-B       S&P 500                               Index
5/1/95                                                   $10,000.00    $10,000.00                          $10,000.00
1995                                                     $11,383.20    $12,162.54                          $11,455.00
1996                                                     $14,382.90    $14,948.98                          $13,064.43
1997                                                     $16,924.21    $19,935.95                          $15,516.62

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     69

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-C               INCEPTION*
Cumulative Return With CDSC                                   15.74%
Cumulative Return Without CDSC                                16.74%
S&P 500*                                                      22.56%
Lipper Flexible Portfolio Fund
Index**                                                       23.10%
*From 5/1/97-12/31/97
                                                                                        Lipper Flexible Portfolio Fund
                                      Enterprise Managed Portfolio-C       S&P 500                               Index
5/1/97                                                    $10,000.00    $10,000.00                          $10,000.00
1997                                                      $13,573.70    $12,256.00                          $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
                                                 ONE YEAR              INCEPTION*
Enterprise Managed Portfolio-Y                                21.60%        21.61%
S&P 500*                                                      33.36%        27.88%
Lipper Flexible Portfolio Fund
Index**                                                       18.77%        16.12%
*From 7/31/95-12/31/97
                                                                                        Lipper Flexible Portfolio Fund
                                      Enterprise Managed Portfolio-Y       S&P 500                               Index
7/31/95                                                   $10,000.00    $10,000.00
1995                                                      $10,770.77    $11,067.84
1996                                                      $13,208.20    $13,603.48
1997                                                      $16,061.17    $18,141.60

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

70                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

OpCap is a long-term investor in superior businesses that may increase the value of shareholders' capital through all market conditions. The objectives of this strategy are to preserve capital and generate excellent returns for the portfolio's shareholders. While one cannot take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the portfolio may benefit substantially longer term even if experiencing some short-term weakness. For instance, one of McDonald's biggest challenges in Asia had been the very high cost of store locations in cities. These locations are now "on sale" for roughly half the price in many locations.

OpCap believes a tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. It is probable, therefore, that inflation will not pick up markedly, nor will the U.S. slide into a recession. Whether the stock market indexes will rise or fall in 1998 is a matter of conjecture, however, there may be a high level of market volatility until these issues sort themselves out. Volatility creates opportunities to buy stocks at favorable prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     71

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 81.66%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AEROSPACE -- 6.84%
---------------------------------------------------------------------------------
Boeing Company....................................        270,000   $  13,213,125
Lockheed Martin Corporation.......................        100,000       9,850,000
Loral Space & Communications (a)..................         45,000         964,688
                                                                    -------------
                                                                       24,027,813

AUTOMOTIVE -- 1.59%
---------------------------------------------------------------------------------
LucasVarity PLC (ADR).............................        160,000       5,580,000

BANKING -- 13.94%
---------------------------------------------------------------------------------
BankBoston Corporation............................        105,000       9,863,437
Citicorp..........................................        120,000      15,172,500
First Empire State Corporation....................         15,000       6,975,000
Wells Fargo & Company.............................         50,000      16,971,875
                                                                    -------------
                                                                       48,982,812
CHEMICALS -- 8.24%
---------------------------------------------------------------------------------
Du Pont (E. I.) de Nemours & Company..............        260,000      15,616,250
Monsanto Company..................................        190,000       7,980,000
Solutia Inc.......................................        200,000       5,337,500
                                                                    -------------
                                                                       28,933,750

COMPUTER SOFTWARE -- 1.13%
---------------------------------------------------------------------------------
Computer Associates International Inc.............         75,000       3,965,625

CONSUMER NON-DURABLES -- 3.82%
---------------------------------------------------------------------------------
Mattel Inc........................................        360,000      13,410,000

CONSUMER PRODUCTS -- 0.95%
---------------------------------------------------------------------------------
Nike Inc..........................................         85,000       3,336,250

DRUGS & MEDICAL PRODUCTS -- 1.99%
---------------------------------------------------------------------------------
Becton, Dickinson & Company.......................        140,000       7,000,000

ELECTRICAL EQUIPMENT -- 1.44%
---------------------------------------------------------------------------------
Varian Associates Inc.............................        100,000       5,056,250
ELECTRONICS -- 0.61%
---------------------------------------------------------------------------------
Unitrode Corporation (a)..........................        100,000       2,150,000
ENERGY -- 0.91%
---------------------------------------------------------------------------------
Triton Energy Ltd. (a)............................        110,000       3,210,625

FINANCE -- 2.03%
---------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
American Express Company..........................         80,000       7,140,000

HOTELS & RESTAURANTS -- 3.81%
---------------------------------------------------------------------------------
McDonald's Corporation............................        280,000   $  13,370,000

INSURANCE -- 6.10%
---------------------------------------------------------------------------------
ACE Ltd...........................................         50,000       4,825,000
EXEL Ltd..........................................        210,000      13,308,750
Travelers Property Casualty Corporation...........         75,000       3,300,000
                                                                    -------------
                                                                       21,433,750

MACHINERY -- 5.39%
---------------------------------------------------------------------------------
Caterpillar Inc...................................        260,000      12,626,250
Tenneco Inc.......................................        160,000       6,320,000
                                                                    -------------
                                                                       18,946,250

MISC. FINANCIAL SERVICES -- 9.60%
---------------------------------------------------------------------------------
Countrywide Credit Industries Inc.................        130,000       5,573,750
Federal Home Loan Mortgage Corporation............        420,000      17,613,750
Federal National Mortgage Association.............        184,700      10,539,444
                                                                    -------------
                                                                       33,726,944

PAPER & FOREST PRODUCTS -- 2.32%
---------------------------------------------------------------------------------
Champion International Corporation................        180,000       8,156,250

PRINTING & PUBLISHING -- 3.53%
---------------------------------------------------------------------------------
Time Warner Inc...................................        200,000      12,400,000

PUBLISHING -- 0.37%
---------------------------------------------------------------------------------
Donnelley R R & Sons Company......................         35,100       1,307,475

TECHNOLOGY -- 4.07%
---------------------------------------------------------------------------------
Intel Corporation.................................         74,200       5,212,550
National Semiconductor Corporation (a)............        350,000       9,078,125
                                                                    -------------
                                                                       14,290,675

TELECOMMUNICATIONS -- 2.98%
---------------------------------------------------------------------------------
Tele-Communications Inc. New......................        370,000      10,475,625
TOTAL COMMON STOCKS
(IDENTIFIED COST $214,110,107)...................................     286,900,094
---------------------------------------------------------------------------------

72                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 14.76%
---------------------------------------------------------------------------------
Deere (John) Capital Corporation 5.73% due
01/28/98..........................................  $  10,000,000   $   9,957,025
General Electric Capital Corporation, 5.75% due
02/02/98..........................................      7,000,000       6,964,222
General Motors Acceptance Corporation, 5.86% due
01/14/98..........................................     15,000,000      14,968,259
IBM Credit Corporation 5.74% due 01/21/98.........     10,000,000       9,968,111
Ford Motor Credit Company 5.80% due 01/07/98......     10,000,000       9,990,333
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $51,847,950)....................................      51,847,950
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.58%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
5.00% due 01/02/98
Collateral: U.S. Treasury Bond $9,665,000, 8.5%
due 02/15/20 Value $12,815,191....................  $  12,560,000   $  12,560,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $12,560,000)....................................      12,560,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $278,518,057)...................................   $ 351,308,044
OTHER ASSETS LESS LIABILITIES -- 0.00%...........................           7,599
                                                                    -------------
NET ASSETS 100%..................................................   $ 351,315,643
---------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts
Ltd Limited

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     73

THE ENTERPRISE MONEY MARKET PORTFOLIO

ENTERPRISE CAPITAL MANAGEMENT, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Enterprise Capital Management is a wholly owned subsidiary of the Mutual Life Insurance Company of New York, and has managed the Enterprise Money Market Portfolio since May 1, 1992.

INVESTMENT OBJECTIVE

The objective of the Enterprise Money Market Portfolio is the highest possible level of current income consistent with the preservation of capital and liquidity in obligations maturing in one year or less from the time of purchase. An investment in the portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00. Past performance is no guarantee of future results and the yield will fluctuate.

INVESTMENT PHILOSOPHY

Enterprise invests primarily in high-quality (A-1/P-1) short-term money market instruments, principally commercial paper. While interest rate projection is not a key component of the management style, Enterprise does emphasize purchases primarily in a maturity range of 60 to 120 days to provide flexibility in responding to significant changes in the market.

1997 PERFORMANCE REVIEW

While the U.S. economy remained buoyant throughout the year, inflation was conspicuously absent in both the consumer and producer sectors. The Consumer Price Index increased 1.7 percent for all of 1997, compared to a 3.3 percent gain in 1996. Wholesale prices reflected in the Producer Price Index, fell 1.2 percent for the year versus a 2.8 percent increase for 1996. Wage inflation was modest and not yet passed through in the form of higher prices to consumers. In sum, while economic indicators point to a strong economy on an above-trend growth track, the near absence of inflation, recent drop in commodity prices and potential drag stemming from Asia's difficulties left the Fed on hold as far as a change in interest rates. In fact market sentiment shifted to the view that the next Fed move will be an easing, a conclusion Enterprise has not yet adopted.

The yield curve during the year grew increasingly flat. Investors responded to the problems in Asia, rebounding economic conditions and the Fed's restraint against additional tightening of monetary policy by continuing a rally on the long end begun after the March 1997 Fed move. Interest rates on the long treasury declined by 72 basis points during the year from a yield of 6.64 percent at the end of 1996 to 5.92 percent at year-end. However, yields on the short end have been somewhat reluctant to move lower, with the yield on the three-month Treasury Bill backing up from 5.09 percent at the end of the third quarter to 5.34 percent at year-end.

The 30-day and seven-day effective yields of the Enterprise Money Market Portfolio were 4.85 percent and 4.91 percent, respectively, as of December 31, 1997, after charges imposed by the portfolio with an average maturity of 35 days. The 30-day and seven-day current yields of the Enterprise Money Market Portfolio were 4.75 percent and 4.81 percent, respectively, as of December 31, 1997.

74                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

The prevailing market sentiment is that the Federal Open Market Committee may be on hold near-term with the expectation that an eventual easing may be undertaken perhaps in the second quarter. The portfolio is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     75

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMERCIAL PAPER -- 86.87%                             AMOUNT         VALUE
------------------------------------------------------------------------------
American Express Credit Corporation, 5.60% due
02/02/98..........................................    $3,000,000   $ 2,985,066
Asset Backed Securities Investment Trust Series
1997-C, 5.69% due 06/15/98........................     2,500,000     2,500,000
Asset Backed Securities Investment Trust Series
1997-E, 5.63% due 08/15/98........................     1,000,000     1,000,000
Asset Backed Securities Investment Trust Series
1997-I, 5.69% due 10/15/98........................     2,000,000     2,000,000
Associates Corporation Of North America, 5.60% due
01/13/98..........................................     1,500,000     1,497,200
Avco Financial Services Inc. 5.55% due 01/09/98...     1,500,000     1,498,150
Avco Financial Services Inc. 5.60% due 02/17/98...     1,000,000       992,689
Bell Atlantic Financial Services 5.82% due
01/12/98..........................................     3,500,000     3,493,776
Bellsouth Telecommunications Inc., 6.10% due
01/13/98..........................................     2,000,000     1,995,933
British Province of Columbia 5.68% due 02/12/98...     2,500,000     2,483,433
Capital One Funding Corporation 6.00% due
03/01/17..........................................     2,400,000     2,400,000
CIT Group Holdings Inc. 5.56% due 01/20/98........     1,400,000     1,395,892
Conagra Inc. 6.15% due 01/02/98...................       600,000       599,898
CSX Corporation 6.15% due 01/16/98................       600,000       598,463
Export Development Corp 5.53% due 01/16/98........     2,750,000     2,743,664
Ford Motor Canada 5.75% due 03/25/98..............     1,000,000       986,743
Ford Motor Canada 5.84% due 01/27/98..............     1,600,000     1,593,252
General Electric Capital Corporation, 5.50% due
01/07/98..........................................     2,000,000     1,998,167
General Motors Acceptance Corporation, 5.54% due
01/20/98..........................................       500,000       498,538
General Motors Acceptance Corporation, 5.55% due
01/20/98..........................................     1,500,000     1,495,606
Goldman Sachs Group L P Discount 5.95% due
01/05/98..........................................     1,000,000       999,339
Heller Financial Inc. 6.05% due 01/20/98..........     2,600,000     2,591,698

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Household International Incorporated, 5.87% due
01/14/98..........................................    $1,700,000   $ 1,696,396
Lehman Brothers Incorporated 5.90% due 01/08/98...       700,000       699,197
Lehman Brothers Incorporated 6.20% due 01/30/98...     2,600,000     2,587,014
Mellon Bank N A 5.65% due 02/20/98................     2,500,000     2,480,382
Merrill Lynch & Company Inc. 5.63% due 01/30/98...     2,000,000     1,990,929
National Rural Utilities Cooperative Finance,
5.57% due 02/12/98................................     2,500,000     2,483,754
Province De Quebec 5.70% due 01/27/98.............     3,500,000     3,485,592
Prudential Funding Corporation 5.51% due
01/06/98..........................................     2,500,000     2,498,087
Sanwa Business Credit Corporation, 6.60% due
01/02/98..........................................     1,000,000       999,817
Sanwa Business Credit Corporation, 6.70% due
01/06/98..........................................     1,000,000       999,069
Sanwa Business Credit Corporation, 6.75% due
01/13/98..........................................       500,000       498,875
Sears Roebuck Acceptance Corporation, 5.56% due
01/12/98..........................................     2,500,000     2,495,753
Sears Roebuck Acceptance Corporation, 6.07% due
01/09/98..........................................       750,000       748,988
Sony Capital Corporation 5.73% due 01/07/98.......     1,200,000     1,198,854
Textron Inc. 6.10% due 01/02/98...................       700,000       699,881
Toronto Dominion Holdings 5.53% due 01/02/98......     2,000,000     1,999,693
Union Bancal Commercial Funding 5.54% due
01/23/98..........................................     2,000,000     1,993,229
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $67,903,017)...................................    67,903,017
------------------------------------------------------------------------------

CERTIFICATE OF DEPOSITS -- 7.03%
------------------------------------------------------------------------------
Bank Of Nova Scotia 5.74% due 02/20/98............     3,500,000     3,500,000
National Westminster Bank Plc 5.86% due
08/10/98..........................................     2,000,000     1,998,920
                                                                   -----------
TOTAL CERTIFICATES OF DEPOSIT
(IDENTIFIED COST $5,498,920)....................................     5,498,920
------------------------------------------------------------------------------

76                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
SHORT TERM GOVERNMENT SECURITIES -- 3.20%
------------------------------------------------------------------------------
Federal Home Loan Bank 5.69% due 10/02/98.........    $1,500,000   $ 1,500,036
Federal Home Loan Bank 5.81% due 08/20/98.........     1,000,000     1,000,000
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $2,500,036)....................................     2,500,036
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.58%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Bond $350,000 8.5% due
2/15/20 Value $464,078............................    $  450,000   $   450,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $450,000)......................................       450,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $76,351,973)...................................   $76,351,973
OTHER ASSETS LESS LIABILITIES -- 2.32%..........................     1,815,191
                                                                   -----------
NET ASSETS -- 100%..............................................   $78,167,164
------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     77

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------

                                                                 GROWTH
                                    GROWTH         EQUITY      AND INCOME    EQUITY INCOME
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                --------------  ------------  -------------  --------------
ASSETS:
-------------------------------------------------------------------------------------------
  Investments at value          $  657,885,794  $  5,290,367  $  23,232,693  $  118,720,035
-------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)               --            --             --              --
-------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                              8,488,748         7,452        272,193         405,024
-------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                     --            --             --          48,781
-------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                          412,379         2,881         14,018         169,732
-------------------------------------------------------------------------------------------
  Due from investment adviser               --        12,198          9,344          21,957
-------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                         --            --             --              --
-------------------------------------------------------------------------------------------
  Cash and other assets                     --        87,486          7,197              --
-------------------------------------------------------------------------------------------
    Total assets                $  666,786,921  $  5,400,384  $  23,535,445  $  119,365,529
-------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                          2,612,461            --             --          43,557
-------------------------------------------------------------------------------------------
  Payable for investments
   purchased                                --            --        102,609              --
-------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                           1,018,368         2,842          7,310         277,829
-------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                             407,702         3,227         14,143          74,428
-------------------------------------------------------------------------------------------
  Distribution fee payable             313,809         2,847          4,060          53,972
-------------------------------------------------------------------------------------------
  Other accrued expenses                25,633        92,967         15,439          72,023
-------------------------------------------------------------------------------------------
    Total liabilities           $    4,377,973  $    101,883  $     143,561  $      521,809
-------------------------------------------------------------------------------------------
NET ASSETS                      $  662,408,948  $  5,298,501  $  23,391,884  $  118,843,720
-------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------
Accumulated paid-in capital        490,855,608     4,950,779     17,395,398      84,049,286
-------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                              --            --          2,090          61,487
-------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments               4,867,093       (26,914)         5,063       1,808,835
-------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                          --            --             --              --
-------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts               166,686,247       374,636      5,989,333      32,924,112
-------------------------------------------------------------------------------------------
Net assets                      $  662,408,948  $  5,298,501  $  23,391,884  $  118,843,720
-------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $  424,279,667  $  3,195,511  $   4,031,673  $   97,932,144
-------------------------------------------------------------------------------------------
Shares outstanding                  25,089,213       536,398        160,033       3,706,922
-------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                        $16.91         $5.96         $25.19          $26.42
-------------------------------------------------------------------------------------------
Sales charge per share                   $0.84         $0.30          $1.26           $1.32
-------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                               $17.75         $6.26         $26.45          $27.74
-------------------------------------------------------------------------------------------
CLASS B: NET ASSETS             $  166,931,724  $  1,820,101  $   3,256,881  $   19,054,734
-------------------------------------------------------------------------------------------
Shares outstanding                  10,021,998       306,328        129,481         727,993
-------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $16.66         $5.94         $25.15          $26.17
-------------------------------------------------------------------------------------------
CLASS C: NET ASSETS             $   26,601,337  $    282,889  $     561,260  $    1,856,842
-------------------------------------------------------------------------------------------
Shares outstanding                   1,578,485        47,595         22,316          70,580
-------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $16.85         $5.94         $25.15          $26.31
-------------------------------------------------------------------------------------------
CLASS Y: NET ASSETS             $   44,596,220  $         --  $  15,542,070  $           --
-------------------------------------------------------------------------------------------
Shares outstanding                   2,620,250            --        615,725              --
-------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share             $17.02           $--         $25.24             $--
-------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $  491,199,547  $  4,915,731  $  17,243,360  $   85,795,923
-------------------------------------------------------------------------------------------

See notes to financial statements.

78                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                    SMALL
                                   CAPITAL         COMPANY         SMALL      INTERNATIONAL   GOVERNMENT     HIGH-YIELD
                                 APPRECIATION      GROWTH      COMPANY VALUE     GROWTH       SECURITIES        BOND
                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                --------------  -------------  -------------  -------------  -------------  -------------
ASSETS:
-------------------------------------------------------------------------------------------------------------------------
  Investments at value          $  122,148,369  $  22,098,398  $  70,929,999  $  60,080,731  $  88,618,181  $  87,566,419
-------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)               --             --             --        747,977             --             --
-------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                                105,979        189,108        667,139         98,428        113,493        359,075
-------------------------------------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                     --         89,820         62,114         67,032             --             --
-------------------------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                           59,550          2,515         26,023        152,630        606,360      1,714,748
-------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser               --          7,909          5,354         40,429         15,466         21,944
-------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                         --             --             --        234,297             --             --
-------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                 47,803             --         12,664         22,692             --          1,984
-------------------------------------------------------------------------------------------------------------------------
    Total assets                $  122,361,701  $  22,387,750  $  71,703,293  $  61,444,216  $  89,353,500  $  89,664,170
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                             77,966          8,767        134,916        118,768        133,158         33,033
-------------------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                           777,097        277,350      1,157,110      1,065,970             --        795,747
-------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                             524,056         14,624        195,645        113,562         81,707        111,329
-------------------------------------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                              75,060         17,737         42,420         43,593         44,725         44,116
-------------------------------------------------------------------------------------------------------------------------
  Distribution fee payable              48,613          4,437         36,030         24,084         36,492         42,330
-------------------------------------------------------------------------------------------------------------------------
  Other accrued expenses               133,364         26,752         11,113         82,046         67,444         45,686
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities           $    1,636,156  $     349,667  $   1,577,234  $   1,448,023  $     363,526  $   1,072,241
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                      $  120,725,545  $  22,038,083  $  70,126,059  $  59,996,193  $  88,989,974  $  88,591,929
-------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Accumulated paid-in capital         76,502,164     19,990,041     60,739,034     57,523,493     93,184,298     85,789,329
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                              --             --             --         45,473             --             --
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments                 571,813       (223,320)       495,662       (578,999)    (4,065,632)       223,106
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                          --             --             --             --             --        (62,305)
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                43,651,568      2,271,362      8,891,363      3,006,226       (128,692)     2,641,799
-------------------------------------------------------------------------------------------------------------------------
Net assets                      $  120,725,545  $  22,038,083  $  70,126,059  $  59,996,193  $  88,989,974  $  88,591,929
-------------------------------------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $  112,737,548  $   4,861,339  $  45,309,826  $  38,019,525  $  68,638,637  $  66,421,709
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                   3,172,535        207,861      5,844,506      2,274,882      5,707,542      5,379,222
-------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                        $35.54         $23.39          $7.75         $16.71         $12.03         $12.35
-------------------------------------------------------------------------------------------------------------------------
Sales charge per share                   $1.77          $1.17          $0.39          $0.85          $0.60          $0.62
-------------------------------------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                               $37.31         $24.56          $8.14         $17.56         $12.63         $12.97
-------------------------------------------------------------------------------------------------------------------------
CLASS B: NET ASSETS             $    7,861,977  $   2,841,856  $  22,012,800  $   9,877,638  $  12,284,637  $  19,898,363
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                     225,323        121,823      2,885,408        597,427      1,021,654      1,611,496
-------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $34.89         $23.33          $7.63         $16.53         $12.02         $12.35
-------------------------------------------------------------------------------------------------------------------------
CLASS C: NET ASSETS             $      126,020  $     795,036  $   2,684,053  $   1,113,310  $     497,845  $   1,462,767
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                       3,557         34,086        346,982         66,820         41,397        118,461
-------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $35.43         $23.32          $7.74         $16.66         $12.03         $12.35
-------------------------------------------------------------------------------------------------------------------------
CLASS Y: NET ASSETS             $           --  $  13,539,852  $     119,380  $  10,985,720  $   7,568,855  $     809,090
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                          --        577,931         15,277        657,357        629,566         65,526
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share                $--         $23.43          $7.81         $16.71         $12.02         $12.35
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $   78,496,801  $  19,827,036  $  62,038,636  $  57,310,065  $  88,746,873  $  84,924,620
-------------------------------------------------------------------------------------------------------------------------


                                 TAX-EXEMPT
                                   INCOME         MANAGED      MONEY MARKET
                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
                                -------------  --------------  -------------
ASSETS:
------------------------------------------------------------------------------------------
  Investments at value          $  26,503,988  $  351,308,044  $  76,351,973
---------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)              --              --             --
------------------------------------------------------------------------------------------------------------------------

  Receivable for fund shares
   sold                                   680         755,354      4,145,011
-------------------------------------------------------------------------------------------------------------------------

  Receivable for investments
   sold                                    --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Dividends and interest
   receivable                         456,868         169,250        144,460
-------------------------------------------------------------------------------------------------------------------------

  Due from investment adviser          20,411              --         21,272
-------------------------------------------------------------------------------------------------------------------------

  Forward currency contracts
   (net) receivable                        --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Cash and other assets                20,041         229,224        141,760
-------------------------------------------------------------------------------------------------------------------------

    Total assets                $  27,001,988  $  352,461,872  $  80,804,476
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------

  Payable for fund shares
   redeemed                           105,287         218,679      2,467,599
-------------------------------------------------------------------------------------------------------------------------

  Payable for investments
   purchased                               --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Dividends and distributions
   payable                             67,979         410,430         15,984
-------------------------------------------------------------------------------------------------------------------------

  Investment advisory fee
   payable                             11,263         220,721         21,769
-------------------------------------------------------------------------------------------------------------------------

  Distribution fee payable             11,413         153,550         21,049
-------------------------------------------------------------------------------------------------------------------------

  Other accrued expenses               43,838         142,849        110,911
-------------------------------------------------------------------------------------------------------------------------

    Total liabilities           $     239,780  $    1,146,229  $   2,637,312
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                      $  26,762,208  $  351,315,643  $  78,167,164
-------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

Accumulated paid-in capital        25,002,395     278,149,429     78,167,164
-------------------------------------------------------------------------------------------------------------------------

Undistributed net investment
 income (loss)                             --              --             --
-------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on investments                     19         376,227             --
-------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on futures                         --              --             --
-------------------------------------------------------------------------------------------------------------------------

Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                1,759,794      72,789,987             --
-------------------------------------------------------------------------------------------------------------------------

Net assets                      $  26,762,208  $  351,315,643  $  78,167,164
-------------------------------------------------------------------------------------------------------------------------

CLASS A: NET ASSETS             $  23,694,668  $  156,608,488  $  68,465,856
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                  1,698,887      16,925,856     68,465,856
-------------------------------------------------------------------------------------------------------------------------

Net asset value and redemption
 price per share                       $13.95           $9.25          $1.00
-------------------------------------------------------------------------------------------------------------------------

Sales charge per share                  $0.70           $0.46             --
-------------------------------------------------------------------------------------------------------------------------

Maximum offering price per
 share, including sales charge
 of 4.75%                              $14.65           $9.71          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS B: NET ASSETS             $   2,883,323  $  110,213,485  $   5,980,247
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                    206,727      11,999,101      5,980,247
-------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.95           $9.19          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS C: NET ASSETS             $     184,217  $    3,614,264  $   1,020,966
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                     13,208         392,464      1,020,966
-------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.95           $9.21          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS Y: NET ASSETS             $          --  $   80,879,406  $   2,700,095
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                         --       8,721,945      2,700,095
-------------------------------------------------------------------------------------------------------------------------

Net asset value, offering and
 redemption price per share               $--           $9.27          $1.00
-------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AT COST             $  24,744,194  $  278,518,057  $  76,351,973
-------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     79

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                 GROWTH
                                                                   AND          GROWTH           EQUITY          CAPITAL
                                   GROWTH          EQUITY        INCOME       AND INCOME         INCOME        APPRECIATION
                                  PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                -------------     ---------     ---------     -----------     ------------     ------------
                                                                10/1/97-       10/1/96-
INVESTMENT INCOME:                                              12/31/97        9/30/97
---------------------------------------------------------------------------------------------------------------------------
 Dividends                      $   2,884,404(2)  $  25,170(2)  $ 67,631(2)   $   176,910     $  2,264,555(2)  $    510,236(2)
---------------------------------------------------------------------------------------------------------------------------
  Interest                            918,321        14,805       35,456           51,917          535,273          200,262
---------------------------------------------------------------------------------------------------------------------------
    Total                           3,802,725        39,975      103,087          228,827        2,799,828          710,498
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------------
  Management fees                   3,331,589        15,970       38,283           78,818          739,501          903,281
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A        1,402,951         6,778        2,806              427          389,808          512,845
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B          974,967         5,598        4,960            1,103          115,503           64,302
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C           88,865           634          777               95            4,258              417
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y                                                       22,502
---------------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                 596,611        40,436       19,846           81,581          224,935          321,112
---------------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                                90,953(1)     24,195       10,165           12,109           52,123           47,765
---------------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                 60,661        13,421        5,073           18,179           29,328           31,441
---------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders             128,632        13,200        5,798           25,489           46,177           74,698
---------------------------------------------------------------------------------------------------------------------------
  Registration fees                    43,489         5,481        4,449           25,737           42,534           40,828
---------------------------------------------------------------------------------------------------------------------------
  Directors' fees                       4,571         3,176        1,015            7,889            4,572            4,572
---------------------------------------------------------------------------------------------------------------------------
  Other expenses                       50,513         7,881          979              758           11,649           17,544
---------------------------------------------------------------------------------------------------------------------------
      Total expenses                6,773,802       136,770       94,151          274,687        1,660,388        2,018,805
---------------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                    (58,412)(1)   (99,274)     (31,988)        (151,471)        (115,504)              --
---------------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  6,715,390        37,496       62,163          123,216        1,544,884        2,018,805
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)       (2,912,665)        2,479       40,924          105,611        1,254,944       (1,308,307)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions           18,241,515        60,709       69,380          348,420        9,306,031       15,731,336
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                   --            --           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                    --            --           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions            89,190,233       374,636      (22,006)       3,204,139       12,427,285        7,731,763
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS       107,431,748       435,345       47,374        3,552,559       21,733,316       23,463,099
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ 104,519,083     $ 437,824     $ 88,298      $ 3,658,170     $ 22,988,260     $ 22,154,792
---------------------------------------------------------------------------------------------------------------------------

(1) Reflects total expense before reduction for brokerage commission credits which are reflected as expense reimbursement.

(2) Net of foreign taxes withheld of $8,262 for Growth, $74 for Equity, $24 for Growth and Income, $8,754 for Equity Income, $5,768 for Capital Appreciation, $173,266 for International Growth, $366 for High-Yield Bond and $17,741 for Managed.
See notes to financial statements.

80                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                   SMALL          SMALL         SMALL
                                  COMPANY        COMPANY       COMPANY      INTERNATIONAL     GOVERNMENT    HIGH-YIELD
                                   GROWTH        GROWTH         VALUE          GROWTH         SECURITIES       BOND
                                 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO
                                ------------   -----------   ------------   -------------     -----------   -----------
                                  10/1/97-      10/1/96-
INVESTMENT INCOME:                12/31/97       9/30/97
-----------------------------------------------------------------------------------------------------------------------
  Dividends                     $      6,256   $     9,782   $    413,752    $  1,215,471(2)  $        --   $    28,625(2)
-----------------------------------------------------------------------------------------------------------------------
  Interest                             8,416        51,580        241,068         191,520       5,995,972     6,865,976
-----------------------------------------------------------------------------------------------------------------------
    Total                             14,672        61,362        654,820       1,406,991       5,995,972     6,894,601
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Management fees                     51,613       118,526        275,321         478,833         483,366       436,989
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A           4,364         1,174        120,773         170,870         309,926       266,469
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B           5,248           974         87,187          75,658          83,531       129,485
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C           1,035           318          6,279           4,452           1,099         3,653
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y                        20,407
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                 20,498        82,617        115,333         172,007         168,431       133,755
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                               11,097        58,789         49,795         172,738          49,866        64,619
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                 5,056        18,179         22,339          25,186          27,064        26,398
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders              5,823        25,489         20,550          29,271          31,204        24,579
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                    4,450        25,737         46,150          43,260          41,799        42,748
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                      1,015         7,889          4,571           4,572           4,572         4,572
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                       1,002           600         12,911           9,827           8,478         8,530
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                 111,201       360,699        761,209       1,186,674       1,209,336     1,141,797
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                   (28,296)     (148,473)       (69,743)        (62,527)       (130,007)     (123,123)
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                    82,905       212,226        691,466       1,124,147       1,079,329     1,018,674
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (68,233)     (150,864)       (36,646)        282,844       4,916,643     5,875,927
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions            (158,828)      523,987      4,633,929       2,832,942         (70,610)    2,743,109
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                  --            --             --         118,763              --            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                   --            --             --              --              --       (62,305)
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions           (1,916,083)    2,373,082      7,400,618      (1,379,627)      1,607,251       349,675
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS       (2,074,911)    2,897,069     12,034,547       1,572,078       1,536,641     3,030,479
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ (2,143,144)  $ 2,746,205   $ 11,997,901    $  1,854,922     $ 6,453,284   $ 8,906,406
-----------------------------------------------------------------------------------------------------------------------

                                   TAX-
                                  EXEMPT                          MONEY
                                  INCOME        MANAGED          MARKET
                                 PORTFOLIO     PORTFOLIO        PORTFOLIO
                                -----------   ------------     -----------

INVESTMENT INCOME:
--------------------------------------------------------------------------------------
  Dividends                     $        --   $  3,283,501(2)  $        --
---------------------------------------------------------------------------------------------------
  Interest                        1,614,084      2,388,229       3,696,185
----------------------------------------------------------------------------------------------------------------
    Total                         1,614,084      5,671,730       3,696,185
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Management fees                   141,160      2,180,923         231,118
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A        117,327        600,976         180,719
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B         21,263        849,143          37,787
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C            331          9,806           1,326
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                55,953        492,357         229,207
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                              35,360         75,136          42,996
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees               20,795         49,279          21,750
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders            20,807        104,828          24,575
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                  40,800         58,546          51,820
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                     4,572          4,572           4,572
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                      4,664         48,387          14,934
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                463,032      4,473,953         840,804
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                 (108,255)            --        (158,757)
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  354,777      4,473,953         682,047
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      1,259,307      1,197,777       3,014,138
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions            372,519     12,784,062              --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                 --             --              --
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                  --             --              --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions             229,121     38,518,875              --
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS         601,640     51,302,937              --
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ 1,860,947   $ 52,500,714     $ 3,014,138
-----------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     81

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   EQUITY                        GROWTH AND
                                                                  PORTFOLIO                   INCOME PORTFOLIO
                                                                -------------   ---------------------------------------------
                                           GROWTH                  FOR THE         FOR THE
                                          PORTFOLIO                PERIOD          PERIOD
                                -----------------------------    MAY 1, 1997     OCTOBER 1,                       FOR YEAR
                                 YEAR ENDED      YEAR ENDED        THROUGH      1997 THROUGH     YEAR ENDED         ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                    1997            1996            1997            1997            1997            1996
                                -------------   -------------   -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $  (2,912,665)  $    (762,775)  $      2,479    $     40,924    $    105,611    $     85,853
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                     18,241,515      11,317,236         60,709          69,380         348,420         364,855
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                     --              --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments      89,190,233      36,890,580        374,636         (22,006)      3,204,139         980,258
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       104,519,083      47,445,041        437,824          88,298       3,658,170       1,430,966
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                       --              --         (2,460)        (18,371)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                       --              --             --         (11,694)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                       --              --           (208)         (2,192)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                       --              --             --         (69,364)        (93,534)        (86,059)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (8,614,445)    (10,559,038)       (52,758)        (71,049)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B             (3,431,799)     (1,957,665)       (30,175)        (57,595)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C               (493,612)             --         (4,690)         (9,938)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (906,323)       (124,046)            --        (273,727)       (338,162)             --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders    (13,446,179)    (12,640,749)       (90,291)       (513,930)       (431,696)        (86,059)
-----------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                     260,192,148     106,776,181      2,924,258       3,059,535       1,088,636              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    8,246,727      10,017,857         55,088          86,011              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (108,981,528)    (74,805,079)       (59,944)       (160,185)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                        159,457,347      41,988,959      2,919,402       2,985,361       1,088,636              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                     117,131,669      28,798,411      1,782,097       2,266,006         977,832              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    3,282,897       1,812,775         27,982          66,791              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (7,865,656)     (1,074,883)       (56,145)         (8,694)            (30)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        112,548,910      29,536,303      1,753,934       2,324,103         977,802              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                      28,408,390              --        306,566         459,347          97,483              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      478,133              --          4,380          11,908              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (2,696,749)             --        (33,314)         (2,071)            (75)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                         26,189,774              --        277,632         469,184          97,408              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                      44,900,757       5,950,078             --         382,747       4,708,756       2,533,992
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      480,824         124,046             --         341,911         431,185          86,059
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (7,816,150)     (3,959,203)            --        (313,478)     (1,767,589)       (757,380)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                         37,565,431       2,114,921             --         411,180       3,372,352       1,862,671
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       335,761,462      73,640,183      4,950,968       6,189,828       5,536,198       1,862,671
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       426,834,366     108,444,475      5,298,501       5,764,196       8,762,672       3,207,578
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 235,574,582   $ 127,130,107   $         --    $ 17,627,688    $  8,865,016    $  5,657,438
-----------------------------------------------------------------------------------------------------------------------------
  End of period                 $ 662,408,948   $ 235,574,582   $  5,298,501    $ 23,391,884    $ 17,627,688    $  8,865,016
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

82                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                                                                       SMALL
                                                                                                  COMPANY GROWTH
                                                                                                     PORTFOLIO
                                          EQUITY                        CAPITAL             ---------------------------
                                          INCOME                     APPRECIATION             FOR THE
                                         PORTFOLIO                     PORTFOLIO               PERIOD
                                ---------------------------   ---------------------------    OCTOBER 1,      FOR YEAR
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    1997 THROUGH      ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    SEPTEMBER
                                    1997           1996           1997           1996           1997         30, 1997
                                ------------   ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)  $  1,254,944   $ 1,289,804    $ (1,308,307)  $ (1,109,093)  $   (68,233)   $  (150,864)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                     9,306,031     5,664,492      15,731,336     10,763,909      (158,828)       523,987
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                    --            --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments     12,427,285     4,614,269       7,731,763      9,326,093    (1,916,083)     2,373,082
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       22,988,260    11,568,565      22,154,792     18,980,909    (2,143,144)     2,746,205
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                              (1,072,290)   (1,197,980)             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                (119,901)      (63,375)             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                 (10,306)           --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                      --            --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A            (6,834,121)   (4,726,758)    (15,427,334)   (11,466,091)     (111,554)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B            (1,334,999)     (369,926)     (1,092,295)      (501,250)      (64,497)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C              (130,982)           --         (17,309)            --       (18,302)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                    --            --              --             --      (310,189)      (665,013)
-----------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders    (9,502,599)   (6,358,039)    (16,536,938)   (11,967,341)     (504,542)      (665,013)
-----------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     17,272,166     9,911,599       8,448,481     19,727,741     3,329,056      1,977,903
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   7,703,613     5,727,817      14,967,124     10,709,311       109,857             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (12,389,236)  (10,005,618)    (31,521,891)   (43,391,759)     (177,096)       (23,177)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                        12,586,543     5,633,798      (8,106,286)   (12,954,707)    3,261,817      1,954,726
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     12,399,165     4,189,055       2,827,251      2,946,771     2,166,644      1,059,895
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   1,368,111       392,623       1,059,795        466,933        61,101             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (1,216,943)     (155,615)     (1,112,978)      (331,951)     (230,849)       (23,506)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        12,550,333     4,426,063       2,774,068      3,081,753     1,996,896      1,036,389
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                      1,846,156            --         124,776             --       645,548        189,019
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     124,710            --          16,626             --        17,752             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                    (11,463)           --          (1,512)            --       (26,689)          (170)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                         1,959,403            --         139,890             --       636,611        188,849
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                             --            --              --             --       384,008     10,548,168
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                          --            --              --             --       301,209        656,535
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                         --            --              --             --      (651,790)    (4,317,735)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                                --            --              --             --        33,427      6,886,968
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       27,096,279    10,059,861      (5,192,328)    (9,872,954)    5,928,751     10,066,932
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       40,581,940    15,270,387         425,526     (2,859,386)    3,281,065     12,148,124
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 78,261,780   $62,991,393    $120,300,019   $123,159,405   $18,757,018    $ 6,608,894
-----------------------------------------------------------------------------------------------------------------------
  End of period                 $118,843,720   $78,261,780    $120,725,545   $120,300,019   $22,038,083    $18,757,018
-----------------------------------------------------------------------------------------------------------------------


                                                          SMALL
                                                      COMPANY VALUE
                                                        PORTFOLIO
                                  FOR YEAR     ---------------------------
                                   ENDED        YEAR ENDED     YEAR ENDED
                                 SEPTEMBER     DECEMBER 31,   DECEMBER 31,
                                  30, 1996         1997           1996
                                ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)  $   (61,578)   $   (36,646)   $   (24,765)
----------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      697,630      4,633,929      1,473,113
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                                  --             --
--------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments       926,887      7,400,618        795,406
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       1,562,939     11,997,901      2,243,755
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                     --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A                          (2,902,903)      (868,453)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                          (1,418,458)      (131,977)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                            (172,913)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y             (252,458)        (7,578)      (100,931)
-----------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (252,458)    (4,501,852)    (1,101,361)
-----------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --     24,183,248      4,307,659
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                 2,817,488        831,465
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --     (5,179,631)    (8,474,210)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                               --     21,821,105     (3,335,086)
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --     17,761,763      1,845,129
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                 1,337,536        122,778
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --       (912,538)      (260,393)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                               --     18,186,761      1,707,514
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --      2,602,460             --
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                   158,448             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --        (49,665)            --
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                               --      2,711,243             --
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     2,748,861        133,172        847,748
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    250,995          7,533          1,728
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (651,909)    (2,069,409)    (1,938,659)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                        2,347,947     (1,928,704)    (1,089,183)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       2,347,947     40,790,405     (2,716,755)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       3,658,428     48,286,454     (1,574,361)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 2,950,466    $21,839,605    $23,413,966
-----------------------------------------------------------------------------------------------------------------------
  End of period                 $ 6,608,894    $70,126,059    $21,839,605
-----------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     83

--------------------------------------------------------------------------------

                                        INTERNATIONAL                    GOVERNMENT
                                           GROWTH                        SECURITIES
                                          PORTFOLIO                       PORTFOLIO
                                -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1997            1996            1997            1996
                                -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $     282,844   $     269,629   $   4,916,643   $   5,172,678
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      2,951,705       2,656,487         (70,610)        342,253
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                     --              --              --              --
---------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments      (1,379,627)      2,020,264       1,607,250        (754,744)
---------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         1,854,922       4,946,380       6,453,283       4,760,187
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                 (143,750)       (173,156)     (4,240,611)     (4,942,104)
---------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                   (7,274)        (13,172)       (463,583)       (230,737)
---------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                   (4,922)             --          (5,921)             --
---------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                  (89,451)        (79,688)       (206,528)             --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (2,418,648)     (1,684,658)             --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B               (631,985)       (208,721)             --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                (71,424)             --              --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (692,785)       (424,530)             --              --
---------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (4,060,239)     (2,583,925)     (4,916,643)     (5,172,841)
---------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
  Shares sold                       9,664,091       9,214,469       9,968,742       8,082,041
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    2,483,065       1,776,922       3,239,373       3,653,159
---------------------------------------------------------------------------------------------
  Shares redeemed                  (7,918,925)     (6,715,142)    (19,528,142)    (23,815,232)
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                          4,228,231       4,276,249      (6,320,027)    (12,080,032)
---------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------
  Shares sold                       8,132,892       3,267,075       7,500,863       4,496,001
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      618,379         213,154         366,928         177,788
---------------------------------------------------------------------------------------------
  Shares redeemed                  (2,560,054)       (393,878)     (1,468,710)     (1,153,825)
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                          6,191,217       3,086,351       6,399,081       3,519,964
---------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------
  Shares sold                       1,623,970              --         491,753              --
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       64,561              --           5,436              --
---------------------------------------------------------------------------------------------
  Shares redeemed                    (411,829)             --          (1,730)             --
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                          1,276,702              --         495,459              --
---------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------
  Shares sold                       5,152,548       6,700,676       7,776,475              --
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      782,252         504,218         203,007              --
---------------------------------------------------------------------------------------------
  Shares redeemed                  (3,371,537)     (1,819,421)       (476,237)             --
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                          2,563,263       5,385,473       7,503,245              --
---------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions        14,259,413      12,748,073       8,077,758      (8,560,068)
---------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        12,054,096      15,110,528       9,614,398      (8,972,722)
---------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------
  Beginning of period           $  47,942,097   $  32,831,569   $  79,375,576   $  88,348,298
---------------------------------------------------------------------------------------------
  End of period                 $  59,996,193   $  47,942,097   $  88,989,974   $  79,375,576
---------------------------------------------------------------------------------------------

See notes to financial statements.

84                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                         HIGH-YIELD                     TAX-EXEMPT                       MANAGED
                                       BOND PORTFOLIO                INCOME PORTFOLIO                   PORTFOLIO
                                -----------------------------   ---------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    1997            1996            1997           1996           1997            1996
                                -------------   -------------   ------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $   5,875,927   $   4,626,639   $  1,259,307   $  1,503,075   $   1,197,777   $   1,722,342
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      2,743,109         746,203        372,519         54,614      12,784,062       4,191,029
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                (62,305)        (16,406)            --             --              --              --
---------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments         349,675       1,549,219        229,121       (497,297)     38,518,875      25,922,892
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         8,906,406       6,905,655      1,860,947      1,060,392      52,500,714      31,836,263
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                               (4,853,097)     (4,227,766)    (1,174,218)    (1,437,694)       (591,297)       (799,735)
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                 (972,857)       (398,943)       (83,769)       (65,432)         (7,511)       (286,048)
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                  (24,986)             --         (1,321)            --         (18,130)             --
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                  (24,987)             --             --             --        (607,068)       (643,498)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A                     --              --       (322,461)            --      (5,861,184)     (1,790,459)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                     --              --        (39,833)            --      (4,171,627)     (1,012,095)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                     --              --         (2,497)            --        (136,070)             --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                     --              --             --             --      (3,007,927)     (1,018,912)
---------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (5,875,927)     (4,626,709)    (1,624,099)    (1,503,126)    (14,400,814)     (5,550,747)
---------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                      20,360,902      12,189,056      2,691,749      2,501,597      52,752,538      48,360,893
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    3,697,275       3,065,474      1,171,184      1,077,601       6,249,605       2,491,364
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (14,219,658)    (15,310,792)    (8,876,454)    (8,294,044)    (21,520,190)    (10,298,814)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                          9,838,519         (56,262)    (5,013,521)    (4,714,845)     37,481,953      40,553,443
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                      14,068,528       5,149,262      1,466,262      1,482,068      45,496,427      35,850,528
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      701,407         269,854        100,177         57,257       3,984,094       1,222,567
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (3,320,942)       (754,001)      (728,264)      (403,587)     (6,915,745)     (2,767,399)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                         11,448,993       4,665,115        838,175      1,135,738      42,564,776      34,305,696
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                       1,690,084              --        181,367             --       3,630,893              --
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       18,460              --          3,787             --         143,683              --
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                    (255,370)             --             --             --         (69,464)             --
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                          1,453,174              --        185,154             --       3,705,112              --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                         775,896              --             --             --      29,017,460      30,665,682
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       24,887              --             --             --       3,614,889       1,662,410
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        (897)             --             --             --     (19,022,024)     (8,914,287)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                            799,886              --             --             --      13,610,325      23,413,805
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions        23,540,572       4,608,853     (3,990,192)    (3,579,107)     97,362,166      98,272,944
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        26,571,051       6,887,799     (3,753,344)    (4,021,841)    135,462,066     124,558,460
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $  62,020,878   $  55,133,079   $ 30,515,552   $ 34,537,393   $ 215,853,577   $  91,295,117
---------------------------------------------------------------------------------------------------------------------------
  End of period                 $  88,591,929   $  62,020,878   $ 26,762,208   $ 30,515,552   $ 351,315,643   $ 215,853,577
---------------------------------------------------------------------------------------------------------------------------


                                         MONEY MARKET
                                           PORTFOLIO
                                -------------------------------
                                  YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,
                                     1997             1996
                                --------------   --------------
FROM OPERATIONS:
  Net investment income (loss)  $    3,014,138   $    2,023,539
-------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                              --               --
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --               --
---------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments               --               --
---------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets resulting from
 operations                          3,014,138        2,023,539
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                                (2,766,936)      (1,984,743)
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                  (181,537)         (38,796)
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   C                                    (6,468)              --
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                   (59,197)              --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class C                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y                      --               --
---------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders      (3,014,138)      (2,023,539)
---------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------

CLASS A
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                      186,445,537      155,780,333
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                     2,799,348        1,843,341
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                 (179,852,529)    (138,874,791)
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class A                           9,392,356       18,748,883
---------------------------------------------------------------------------------------------------------------------------

CLASS B
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                       16,428,666        4,456,552
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                       165,715           35,289
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                  (11,957,685)      (3,542,604)
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class B                           4,636,696          949,237
---------------------------------------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                        3,804,829               --
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                         5,853               --
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                   (2,789,716)              --
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class C                           1,020,966               --
---------------------------------------------------------------------------------------------------------------------------

CLASS Y
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                        3,225,033               --
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                        55,490               --
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                     (580,428)              --
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class Y                           2,700,095               --
---------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions         17,750,113       19,698,120
---------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                         17,750,113       19,698,120
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------

  Beginning of period           $   60,417,051   $   40,718,931
-------------------------------------------------------------------------------------------------------------------------

  End of period                 $   78,167,164   $   60,417,051
---------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     85

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

(A) Annualized.
(B) Not annualized.
(C) Total return does not include one time sales charge.
(D) Total return does not include contingent deferred sales charge.
(E) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(F) Effective September 1, 1995, ratio includes expenses paid indirectly.
(G) Based on average monthly shares outstanding.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
GROWTH PORTFOLIO (CLASS A)                            1997           1996           1995          1994         1993
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   13.10      $   10.44      $    7.76     $   8.26     $   7.96
Net Investment Income (Loss)                            (0.07)         (0.04)         (0.03)       (0.02)        0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                             4.23           3.44           3.13        (0.06)        0.84
                                                    ---------      ---------      ---------     --------     --------
Total from Investment Operations                         4.16           3.40           3.10        (0.08)        0.85
                                                    ---------      ---------      ---------     --------     --------
Dividends from Net Investment Income                       --             --             --           --         0.01
Distributions from Capital Gains                         0.35           0.74           0.42         0.42         0.54
                                                    ---------      ---------      ---------     --------     --------
Total Distributions                                      0.35           0.74           0.42         0.42         0.55
                                                    ---------      ---------      ---------     --------     --------
Net Asset Value End of Period                       $   16.91      $   13.10      $   10.44     $   7.76     $   8.26
                                                    ---------      ---------      ---------     --------     --------
Total Return(C)                                         31.76%         32.60%         39.99%      (0.99)%       10.59%
Net Assets End of Period (in thousands)             $ 424,280      $ 196,752      $ 122,559     $ 88,375     $ 90,902
Ratio of Expenses to Average Net Assets                  1.43%(F)       1.53%(F)       1.60%        1.56%        1.60%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.43%(F)       1.53%(F)       1.60%        1.56%        1.61%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.55)%        (0.39)%        (0.35)%      (0.30)%        0.10%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (0.55)%        (0.39)%        (0.35)%      (0.30)%        0.06%
Portfolio Turnover Rate                                 22.28%         29.90%         45.30%       64.50%      107.90%
Average commission per share(E)                     $  0.0509      $  0.0636

                                                          YEAR ENDED
                                                         DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------      -------------------------
GROWTH PORTFOLIO (CLASS B)                            1997           1996         5/1/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.97      $  10.41               $ 8.69
Net Investment Income (Loss)                            (0.11)        (0.06)               (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             4.15          3.36                 2.16
                                                    ---------      --------               ------
Total from Investment Operations                         4.04          3.30                 2.14
                                                    ---------      --------               ------
Dividends from Net Investment Income                       --            --                   --
Distributions from Capital Gains                         0.35          0.74                 0.42
                                                    ---------      --------               ------
Total Distributions                                      0.35          0.74                 0.42
                                                    ---------      --------               ------
Net Asset Value End of Period                       $   16.66      $  12.97               $10.41
                                                    ---------      --------               ------
Total Return(D)                                         31.15%        31.73%               24.66%(B)
Net Assets End of Period (in thousands)             $ 166,932      $ 36,483               $4,572
Ratio of Expenses to Average Net Assets                  1.98%(F)      2.10%(F)             2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.98%(F)      2.10%(F)             2.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.10)%       (0.96)%              (0.82)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.10)%       (0.96)%              (0.82)%(A)
Portfolio Turnover Rate                                 22.28%        29.90%               45.30%(A)
Average commission per share(E)                     $  0.0509      $ 0.0636

                       See notes to financial statements.

86                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD
                                                      5/1/97 THROUGH
GROWTH PORTFOLIO (CLASS C)                               12/31/97
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $   14.11
Net Investment Income (Loss)                                 (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  3.15
                                                           -------
Total from Investment Operations                              3.09
                                                           -------
Dividends from Net Investment Income                            --
Distributions from Capital Gains                              0.35
                                                           -------
Total Distributions                                           0.35
                                                           -------
Net Asset Value End of Period                            $   16.85
                                                           -------
Total Return(D)                                              21.91%
Net Assets End of Period (in thousands)                  $  26,601
Ratio of Expenses to Average Net Assets                       1.97%(F)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.97%(F)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (1.10)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (1.10)%
Portfolio Turnover Rate                                      22.28%
Average commission per share(E)                          $  0.0509

                                                                             FOR THE PERIOD
                                                       YEAR ENDED       -------------------------
GROWTH PORTFOLIO (CLASS Y)                          DECEMBER 31, 1997    8/8/96 THROUGH 12/31/96
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 13.12                 $ 11.96
Net Investment Income (Loss)                               (0.02)                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                4.27                    1.90
                                                         -------                 -------
Total from Investment Operations                            4.25                    1.90
                                                         -------                 -------
Dividends from Net Investment Income                          --                      --
Distributions from Capital Gains                            0.35                    0.74
                                                         -------                 -------
Total Distributions                                         0.35                    0.74
                                                         -------                 -------
Net Asset Value End of Period                            $ 17.02                 $ 13.12
                                                         -------                 -------
Total Return                                               32.40%                  15.91%(B)
Net Assets End of Period (in thousands)                  $44,596                 $ 2,339
Ratio of Expenses to Average Net Assets                     0.97%(F)                1.10%(A)(F)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   0.97%(F)                1.10%(A)(F)
Ratio of Net Investment Income (loss) to Average
 Net Assets                                               (0.10)%                   0.04%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets (Excluding Waivers)                           (0.10)%                   0.04%(A)
Portfolio Turnover Rate                                    22.28%                  29.90%(A)
Average commission per share(E)                          $0.0509                 $0.0636

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     87

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS A)                          05/01/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                     0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.05
                                                              -------
Total from Investment Operations                                 1.06
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.96
                                                              -------
Total Return(C)                                                 21.30%(B)
Net Assets End of Period (in thousands)                     $   3,196
Ratio of Expenses to Average Net Assets                          1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.52%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      0.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (4.66)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS B)                          05/01/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                    (0.00)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.04
                                                              -------
Total from Investment Operations                                 1.04
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.94
                                                              -------
Total Return(D)                                                 20.80%(B)
Net Assets End of Period (in thousands)                     $   1,820
Ratio of Expenses to Average Net Assets                          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.21%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets                                                    (0.23)%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets (Excluding Waivers)                                (4.29)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                       See notes to financial statements.

88                    THE ENTERPRISE GROUP OF FUNDS, INC.

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS C)                          05/01/97 THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                     0.00
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.04
                                                              -------
Total from Investment Operations                                 1.04
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.94
                                                              -------
Total Return(D)                                                 20.89%(B)
Net Assets End of Period (in thousands)                     $     283
Ratio of Expenses to Average Net Assets                          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (4.07)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     89

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD        FOR THE PERIOD
                                                            10/1/97                7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS A)                   THROUGH 12/31/97       THROUGH 9/30/97
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 25.71                $ 25.05
Net Investment Income (Loss)                                   0.01                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.04                   0.66
                                                            -------                -------
Total from Investment Operations                               0.05                   0.66
                                                            -------                -------
Dividends from Net Investment Income                           0.11                     --
Distributions from Capital Gains                               0.46                     --
                                                            -------                -------
Total Distributions                                            0.57                     --
                                                            -------                -------
Net Asset Value End of Period                               $ 25.19                $ 25.71
                                                            -------                -------
Total Return(C)                                                0.20%(B)               2.63%
Net Assets End of Period (in thousands)                     $ 4,032                $ 1,109
Ratio of Expenses to Average Net Assets                        1.50%(A)               1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.11%(A)               4.47%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.56%(A)               0.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.04)%(A)             (2.90)%
Portfolio Turnover Rate                                        1.46%(A)              15.69%
Average commission per share(E)                             $0.0600                $0.0560

                                                     FOR THE PERIOD    FOR THE PERIOD
                                                        10/1/97            7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS B)               THROUGH 12/31/97   THROUGH 9/30/97
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.68            $ 25.05
Net Investment Income (Loss)                              (0.01)             (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.03               0.64
                                                        -------            -------
Total from Investment Operations                           0.02               0.63
                                                        -------            -------
Dividends from Net Investment Income                       0.09                 --
Distributions from Capital Gains                           0.46                 --
                                                        -------            -------
Total Distributions                                        0.55                 --
                                                        -------            -------
Net Asset Value End of Period                           $ 25.15            $ 25.68
                                                        -------            -------
Total Return(D)                                            0.07%(B)           2.51%
Net Assets End of Period (in thousands)                 $ 3,257            $   992
Ratio of Expenses to Average Net Assets                    2.05%(A)           2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.66%(A)           4.59%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.02)%(A)         (0.34)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.63)%(A)         (2.87)%
Portfolio Turnover Rate                                    1.46%(A)          15.69%
Average commission per share(E)                         $0.0600            $0.0560

                       See notes to financial statements.

90                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD    FOR THE PERIOD
                                                        10/1/97            7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS C)               THROUGH 12/31/97   THROUGH 9/30/97
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.68            $ 25.05
Net Investment Income (Loss)                             (0.02)              (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.05               0.64
                                                        -------            -------
Total from Investment Operations                           0.03               0.63
                                                        -------            -------
Dividends from Net Investment Income                       0.10                 --
Distributions from Capital Gains                           0.46                 --
Other                                                      0.00                 --
                                                        -------            -------
Total Distributions                                        0.56                 --
                                                        -------            -------
Net Asset Value End of Period                           $ 25.15            $ 25.68
                                                        -------            -------
Total Return(D)                                            0.10%(B)           2.51%
Net Assets End of Period (in thousands)                 $   561            $    99
Ratio of Expenses to Average Net Assets                    2.05%(A)           2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.64%(A)           4.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.03%(A)         (0.39)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.56)%(A)         (2.94)%
Portfolio Turnover Rate                                    1.46%(A)          15.69%
Average commission per share(E)                         $0.0600            $0.0560

                                                     FOR THE PERIOD
                                                        10/1/97          YEAR       YEAR       YEAR       YEAR       YEAR
                                                        THROUGH         ENDED      ENDED      ENDED      ENDED      ENDED
GROWTH AND INCOME PORTFOLIO (CLASS Y)                   12/31/97       9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.73        $  20.11   $  16.69   $  12.72   $  12.08   $  10.98
Net Investment Income (Loss)                               0.06             .35       0.21       0.13       0.15       0.18
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.02            6.18       3.45       4.22       0.74       1.84
                                                        -------        --------   --------   --------   --------   --------
Total from Investment Operations                           0.08            6.53       3.66       4.35       0.89       2.02
                                                        -------        --------   --------   --------   --------   --------
Dividends from Net Investment Income                       0.11             .20       0.24       0.16       0.14       0.28
Distributions from Capital Gains                           0.46            0.71         --       0.22       0.11       0.64
Other                                                      0.00              --         --         --         --         --
                                                        -------        --------   --------   --------   --------   --------
Total Distributions                                        0.57             .91       0.24       0.38       0.25       0.92
                                                        -------        --------   --------   --------   --------   --------
Net Asset Value End of Period                             25.24        $  25.73   $  20.11   $  16.69   $  12.72   $  12.08
                                                        -------        --------   --------   --------   --------   --------
Total Return                                               0.31%(B)       33.55%     22.21%     35.24%      7.47%     19.39%
Net Assets End of Period (in thousands)                 $15,542        $ 15,428   $  8,865   $  5,657   $  3,639   $  3,094
Ratio of Expenses to Average Net Assets                    1.05%(A)         .99%      0.97%      0.90%      0.90%      0.90%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  1.68%(A)        2.20%      2.05%      2.20%      2.23%      3.33%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.96%(A)        0.88%      1.23%      1.52%      1.17%      1.31%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            0.33%(A)      (0.33)%      0.15%      0.22%    (0.16)%    (1.12)%
Portfolio Turnover Rate                                    1.46%(A)       15.69%     18.08%     25.49%      9.64%     21.79%
Average commission per share(E)                         $0.0600        $ 0.0560   $ 0.0600         --         --         --

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     91

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------
EQUITY INCOME PORTFOLIO (CLASS A)                1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  22.44   $  20.73   $  16.43   $  17.75   $  16.93
Net Investment Income (Loss)                       0.17       0.41       0.45       0.44       0.52
Net Realized and Unrealized Gain (Loss) on
 Investments                                       5.95       3.27       5.00      (0.53)      1.74
                                               --------   --------   --------   --------   --------
Total from Investment Operations                   6.12       3.68       5.45      (0.09)      2.26
                                               --------   --------   --------   --------   --------
Dividends from Net Investment Income               0.15       0.40       0.45       0.44       0.50
Distributions from Capital Gains                   1.99       1.57       0.70       0.79       0.94
                                               --------   --------   --------   --------   --------
Total Distributions                                2.14       1.97       1.15       1.23       1.44
                                               --------   --------   --------   --------   --------
Net Asset Value End of Period                  $  26.42   $  22.44   $  20.73   $  16.43   $  17.75
                                               --------   --------   --------   --------   --------
Total Return(C)                                   28.08%     17.86%     33.38%    (0.49)%     13.45%
Net Assets End of Period (in thousands)        $ 97,932   $ 72,647   $ 61,906   $ 50,926   $ 49,920
Ratio of Expenses to Average Net Assets            1.50%      1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                               1.62%      1.68%      1.78%      1.73%      1.91%
Ratio of Net Investment Income to Average Net
 Assets                                            1.35%      1.87%      2.33%      2.50%      2.90%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                        1.23%      1.69%      2.06%      2.30%      2.51%
Portfolio Turnover Rate                           32.89%     33.22%     25.60%     41.40%     39.90%
Average commission per share(E)                $ 0.0600   $ 0.0615

                                                   YEAR ENDED
                                                  DECEMBER 31,            FOR THE PERIOD
                                               -------------------   -------------------------
EQUITY INCOME PORTFOLIO (CLASS B)                1997       1996      5/1/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  22.30   $  20.67            $18.12
Net Investment Income (Loss)                   $   0.12       0.24              0.29
Net Realized and Unrealized Gain (Loss) on
 Investments                                       5.83       3.30              3.40
                                               --------   --------            ------
Total from Investment Operations                   5.95       3.54              3.69
                                               --------   --------            ------
Dividends from Net Investment Income               0.09       0.34              0.44
Distributions from Capital Gains                   1.99       1.57              0.70
                                               --------   --------            ------
Total Distributions                                2.08       1.91              1.14
                                               --------   --------            ------
Net Asset Value End of Period                  $  26.17   $  22.30            $20.67
                                               --------   --------            ------
Total Return(D)                                   27.35%     17.22%            20.57%(B)
Net Assets End of Period (in thousands)        $ 19,055   $  5,615            $1,086
Ratio of Expenses to Average Net Assets            2.05%      2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                               2.17%      2.23%             2.23%(A)
Ratio of Net Investment Income to Average Net
 Assets                                            0.77%      1.32%             1.56%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                        0.65%      1.14%             1.33%(A)
Portfolio Turnover Rate                           32.89%     33.22%            25.60%(A)
Average commission per share(E)                $ 0.0600   $ 0.0615

                       See notes to financial statements.

92                    THE ENTERPRISE GROUP OF FUNDS, INC.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD FROM
EQUITY INCOME PORTFOLIO (CLASS C)                     5/1/97 THROUGH 12/31/97
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $ 24.26
Net Investment Income (Loss)                                     0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     4.14
                                                              -------
Total from Investment Operations                                 4.18
                                                              -------
Dividends from Net Investment Income                             0.14
Distributions from Capital Gains                                 1.99
                                                              -------
Total Distributions                                              2.13
                                                              -------
Net Asset Value End of Period                                   26.31
                                                              -------
Total Return(D)                                                 18.21%(B)
Net Assets End of Period (in thousands)                       $ 1,857
Ratio of Expenses to Average Net Assets                          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        2.20%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      0.69%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                  0.54%(A)
Portfolio Turnover Rate                                         32.89%(A)
Average commission per share(E)                               $0.0600

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     93

CAPITAL APPRECIATION PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS A)              1997        1996           1995        1994        1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   34.21   $   32.54      $   28.54   $   31.10   $   29.42
Net Investment Income (Loss)                            (0.37)      (0.31)         (0.25)      (0.13)      (0.15)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             7.31        5.69           7.59       (0.95)       1.83
                                                    ---------   ---------      ---------   ---------   ---------
Total from Investment Operations                         6.94        5.38           7.34       (1.08)       1.68
                                                    ---------   ---------      ---------   ---------   ---------
Dividends from Net Investment Income                       --          --             --          --          --
Distributions from Capital Gains                         5.61        3.71           3.34        1.48          --
                                                    ---------   ---------      ---------   ---------   ---------
Total Distributions                                      5.61        3.71           3.34        1.48          --
                                                    ---------   ---------      ---------   ---------   ---------
Net Asset Value End of Period                       $   35.54   $   34.21      $   32.54   $   28.54   $   31.10
                                                    ---------   ---------      ---------   ---------   ---------
Total Return(C)                                         20.27%      16.52%         25.72%     (3.46)%       5.71%
Net Assets End of Period (in thousands)             $ 112,738   $ 115,253      $ 121,207   $ 101,237   $ 103,187
Ratio of Expenses to Average Net Assets                  1.65%       1.60%(F)       1.65%       1.66%       1.64%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.65%       1.60%(F)       1.65%       1.66%       1.64%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.06)%     (0.87)%        (0.82)%     (0.50)%     (0.60)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.06)%     (0.87)%        (0.82)%     (0.50)%     (0.60)%
Portfolio Turnover Rate                                 60.73%      66.42%         65.20%      74.40%      61.90%
Average commission per share(E)                     $  0.0463   $  0.0486

                                                    YEAR ENDED DECEMBER
                                                            31,                  FOR THE PERIOD
                                                    -------------------     -------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS B)              1997       1996        5/1/95 THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  33.86   $  32.42              $30.04
Net Investment Income (Loss)                           (0.45)     (0.35)              (0.12)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            7.09       5.50                5.84
                                                    --------   --------              ------
Total from Investment Operations                        6.64       5.15                5.72
                                                    --------   --------              ------
Dividends from Net Investment Income                      --         --                  --
Distributions from Capital Gains                        5.61       3.71                3.34
                                                    --------   --------              ------
Total Distributions                                     5.61       3.71                3.34
                                                    --------   --------              ------
Net Asset Value End of Period                       $  34.89   $  33.86              $32.42
                                                    --------   --------              ------
Total Return(D)                                        19.60%     15.87%              18.99%(B)
Net Assets End of Period (in thousands)             $  7,862   $  5,047              $1,953
Ratio of Expenses to Average Net Assets                 2.21%      2.14%(F)            2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.21%      2.14%(F)            2.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (1.61)%    (1.43)%             (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (1.61)%    (1.43)%             (1.41)%(A)
Portfolio Turnover Rate                                60.73%     66.42%              65.20%(A)
Average commission per share(E)                     $ 0.0463   $ 0.0486

                       See notes to financial statements.

94                    THE ENTERPRISE GROUP OF FUNDS, INC.

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                              FROM
CAPITAL APPRECIATION PORTFOLIO (CLASS C)             5/1/97 THROUGH 12/31/97
                                                    -------------------------
Net Asset Value Beginning of Period                          $ 33.54
Net Investment Income (Loss)                                   (0.19)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                    7.69
                                                             -------
Total from Investment Operations                                7.50
                                                             -------
Dividends from Net Investment Income                            0.00
Distributions from Capital Gains                                5.61
                                                             -------
Total Distributions                                             5.61
                                                             -------
Net Asset Value End of Period                                $ 35.43
                                                             -------
Total Return(D)                                                22.35%(B)
Net Assets End of Period (in thousands)                      $   126
Ratio of Expenses to Average Net Assets                         2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                       2.21%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (1.88)%(A)
Portfolio Turnover Rate                                        60.73%(A)
Average commission per share(E)                              $0.0463

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     95

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS A)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.61                    $ 24.54
Net Investment Income (Loss)                                   0.18                      (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.85)                      2.12
                                                            -------                    -------
Total from Investment Operations                              (2.67)                      2.07
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.39                    $ 26.61
                                                            -------                    -------
Total Return(C)                                             (10.04)%(B)                   8.44%
Net Assets End of Period (in thousands)                     $ 4,861                    $ 2,102
Ratio of Expenses to Average Net Assets                        1.85%(A)                   1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.38%(A)                   4.48%
Ratio of Net Investment Income to Average Net
 Assets                                                      (1.56)%(A)                 (1.61)%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                                  (2.09)%(A)                 (4.25)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS B)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.58                    $ 24.54
Net Investment Income (Loss)                                   0.15                      (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.86)                      2.09
                                                            -------                    -------
Total from Investment Operations                              (2.70)                      2.04
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.33                    $ 26.58
                                                            -------                    -------
Total Return(D)                                             (10.16)%(B)                   8.31%
Net Assets End of Period (in thousands)                     $ 2,842                    $ 1,099
Ratio of Expenses to Average Net Assets                        2.40%(A)                   2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.93%(A)                   5.52%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (2.11)%(A)                 (2.18)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (2.64)%(A)                 (5.29)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                       See notes to financial statements.

96                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS C)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.57                    $ 24.54
Net Investment Income (Loss)                                   0.16                      (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.86)                      2.10
                                                            -------                    -------
Total from Investment Operations                              (2.70)                      2.03
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
Other                                                            --                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.32                    $ 26.57
                                                            -------                    -------
Total Return(D)                                             (10.16)%(B)                   8.27%
Net Assets End of Period (in thousands)                     $   795                    $   201
Ratio of Expenses to Average Net Assets                        2.40%(A)                   2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.93%(A)                   5.91%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (2.11)%(A)                 (2.15)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (2.64)%(A)                 (5.65)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                                                    FOR THE PERIOD FROM     YEAR       YEAR       YEAR       YEAR       YEAR
                                                      10/1/97 THROUGH      ENDED      ENDED      ENDED      ENDED      ENDED
SMALL COMPANY GROWTH PORTFOLIO (CLASS Y)                 12/31/97         9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 26.62         $  25.08   $  19.05   $  14.01   $  14.74   $  11.83
Net Investment Income (Loss)                                 0.16            (0.13)     (0.17)     (0.12)     (0.04)     (0.13)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                (2.81)            3.73       7.62       5.49       1.58       4.36
                                                          -------         --------   --------   --------   --------   --------
Total from Investment Operations                            (2.64)            3.60       7.45       5.37       1.54       4.23
                                                          -------         --------   --------   --------   --------   --------
Dividends from Net Investment Income                           --               --         --         --         --       0.11
Distributions from Capital Gains                             0.55             2.06       1.42       0.33       2.27       1.21
Other                                                          --               --
                                                          -------         --------   --------   --------   --------   --------
Total Distributions                                          0.55             2.06       1.42       0.33       2.27       1.32
                                                          -------         --------   --------   --------   --------   --------
Net Asset Value End of Period                             $ 23.43         $  26.62   $  25.08   $  19.05   $  14.01   $  14.74
                                                          -------         --------   --------   --------   --------   --------
Total Return                                               (9.92)%(B)        16.24%     42.07%     39.20%     11.89%     38.05%
Net Assets End of Period (in thousands)                   $13,540         $ 15,355   $  6,609   $  2,950   $  1,825   $  1,352
Ratio of Expenses to Average Net Assets                      1.40%(A)         1.84%      1.96%      1.85%      1.85%      1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    1.96%(A)         3.08%      3.46%      5.15%      6.16%      8.06%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                (1.12)%(A)       (1.30)%    (1.43)%    (1.33)%    (1.37)%    (1.34)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            (1.68)%(A)       (2.54)%    (2.93)%    (4.63)%    (5.68)%    (7.55)%
Portfolio Turnover Rate                                     23.68%(A)       157.51%     77.94%     84.05%     72.59%    144.49%
Average commission per share(E)                           $0.0518         $ 0.0503   $ 0.0486         --         --         --

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     97

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------------------------   -------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS A)               1997       1996       1995       1994     10/1/93 THROUGH 12/31/93
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.74   $   5.43   $   5.17   $   5.29            $ 5.00
Net Investment Income (Loss)                            0.01      (0.01)      0.02       0.03              0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.53       0.62       0.46      (0.01)             0.29
                                                    --------   --------   --------   --------            ------
Total from Investment Operations                        2.54       0.61       0.48       0.02              0.30
                                                    --------   --------   --------   --------            ------
Dividends from Net Investment Income                      --         --       0.02       0.03              0.01
Distributions from Capital Gains                        0.53       0.30       0.20       0.11                --
                                                    --------   --------   --------   --------            ------
Total Distributions                                     0.53       0.30       0.22       0.14              0.01
                                                    --------   --------   --------   --------            ------
Net Asset Value End of Period                       $   7.75   $   5.74   $   5.43   $   5.17            $ 5.29
                                                    --------   --------   --------   --------            ------
Total Return(C)                                        44.24%     11.28%      9.28%      0.34%             5.92%(B)
Net Assets End of Period (in thousands)             $ 45,310   $ 17,308   $ 19,720   $ 22,120            $8,118
Ratio of Expenses to Average Net Assets                 1.75%      1.75%      1.75%      1.75%             1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.95%      2.38%      2.21%      2.15%             4.00%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.05%    (0.13)%      0.32%      0.60%             0.10%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                           (0.15)%    (0.76)%    (0.14)%      0.18%           (1.54)%(A)
Portfolio Turnover Rate                                62.51%    143.58%     36.50%     16.70%               --%
Average commission per share(E)                     $ 0.0470   $ 0.0483

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS B)               1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.69   $   5.41            $ 5.28
Net Investment Income (Loss)                              --      (0.03)            (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.47       0.61              0.36
                                                    --------   --------            ------
Total from Investment Operations                        2.47       0.58              0.35
                                                    --------   --------            ------
Dividends from Net Investment Income                      --         --              0.02
Distributions from Capital Gains                        0.53       0.30              0.20
                                                    --------   --------            ------
Total Distributions                                     0.53       0.30              0.22
                                                    --------   --------            ------
Net Asset Value End of Period                       $   7.63   $   5.69            $ 5.41
                                                    --------   --------            ------
Total Return(D)                                        43.40%     10.77%             6.87%(B)
Net Assets End of Period (in thousands)             $ 22,013   $  2,606            $  862
Ratio of Expenses to Average Net Assets                 2.30%      2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.44%      2.92%             2.78%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.67)%    (0.77)%           (0.40)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (0.81)%    (1.39)%           (0.90)%(A)
Portfolio Turnover Rate                                62.51%    143.58%            36.50%(A)
Average commission per share(E)                     $ 0.0470   $ 0.0483

                       See notes to financial statements.

98                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
SMALL COMPANY VALUE PORTFOLIO (CLASS C)             5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $  6.14
Net Investment Income (Loss)                                  (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   2.15
                                                            -------
Total from Investment Operations                               2.13
                                                            -------
Dividends from Net Investment Income                             --
Distributions from Capital Gains                               0.53
                                                            -------
Total Distributions                                            0.53
                                                            -------
Net Asset Value End of Period                               $  7.74
                                                            -------
Total Return(D)                                               34.68%(B)
Net Assets End of Period (in thousands)                     $ 2,684
Ratio of Expenses to Average Net Assets                        2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.38%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.95)%(A)
Portfolio Turnover Rate                                       62.51%(A)
Average commission per share(E)                             $0.0470

                                                    YEAR ENDED DECEMBER
                                                            31,                 FOR THE PERIOD
                                                    -------------------   --------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS Y)               1997       1996      5/25/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.77   $   5.43            $  5.37
Net Investment Income (Loss)                            1.45       0.01               0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                            1.12       0.63               0.26
                                                    --------   --------             ------
Total from Investment Operations                        2.57       0.64               0.30
                                                    --------   --------             ------
Dividends from Net Investment Income                      --         --               0.04
Distributions from Capital Gains                        0.53       0.30               0.20
                                                    --------   --------             ------
Total Distributions                                     0.53       0.30               0.24
                                                    --------   --------             ------
Net Asset Value End of Period                       $   7.81   $   5.77            $  5.43
                                                    --------   --------             ------
Total Return                                           44.53%     11.83%              5.55%(B)
Net Assets End of Period (in thousands)             $    119   $  1,926            $ 2,832
Ratio of Expenses to Average Net Assets                 1.30%      1.30%              1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.85%      1.92%              1.81%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 2.74%      0.35%              0.18%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             2.19%    (0.27)%            (0.33)%(A)
Portfolio Turnover Rate                                62.51%    143.58%             36.50%(A)
Average commission per share(E)                     $ 0.0470   $ 0.0483

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     99

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS A)              1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  17.10   $  16.08   $  14.70   $  17.44   $  13.23
Net Investment Income (Loss)                            0.08       0.10       0.11      (0.01)     (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.73       1.88       2.12      (0.49)      4.79
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.81       1.98       2.23      (0.50)      4.77
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.07       0.09       0.09         --         --
Distributions from Capital Gains                        1.13       0.87       0.76       2.24       0.17
Other                                                     --         --         --         --       0.39
                                                    --------   --------   --------   --------   --------
Total Distributions                                     1.20       0.96       0.85       2.24       0.56
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  16.71   $  17.10   $  16.08   $  14.70   $  17.44
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         4.75%     12.32%     15.17%    (2.82)%     36.05%
Net Assets End of Period (in thousands)             $ 38,020   $ 34,837   $ 28,628   $ 27,523   $ 22,900
Ratio of Expenses to Average Net Assets                 2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.11%      2.19%      2.40%      2.51%      3.06%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             0.50%      0.61%      0.70%    (0.20)%    (0.10)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         0.39%      0.42%      0.30%    (0.70)%    (1.15)%
Portfolio Turnover Rate                                27.08%     23.79%     31.10%    116.10%     70.10%
Average commission per share(E)                     $ 0.0275   $ 0.0221

                                                        YEAR ENDED
                                                       DECEMBER 31,            FOR THE PERIOD
                                                    -------------------   -------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS B)              1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  16.97   $  16.02            $14.82
Net Investment Income (Loss)                            0.01       0.01             (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.69       1.87              2.08
                                                    --------   --------            ------
Total from Investment Operations                        0.70       1.88              2.06
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.01       0.06              0.10
Distributions from Capital Gains                        1.13       0.87              0.76
Other                                                     --         --                --
                                                    --------   --------            ------
Total Distributions                                     1.14       0.93              0.86
                                                    --------   --------            ------
Net Asset Value End of Period                       $  16.53   $  16.97            $16.02
                                                    --------   --------            ------
Total Return(D)                                         4.17%     11.72%            13.88%(B)
Net Assets End of Period (in thousands)             $  9,878   $  4,276            $1,094
Ratio of Expenses to Average Net Assets                 2.55%      2.55%             2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.67%      2.75%             2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.06)%      0.09%           (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (0.18)%    (0.11)%           (0.85)%(A)
Portfolio Turnover Rate                                27.08%     23.79%            31.10%(A)
Average commission per share(E)                     $ 0.0275   $ 0.0221

                       See notes to financial statements.

100                   THE ENTERPRISE GROUP OF FUNDS, INC.

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
INTERNATIONAL GROWTH PORTFOLIO (CLASS C)            5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 17.51
Net Investment Income (Loss)                                  (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.39
                                                            -------
Total from Investment Operations                               0.36
                                                            -------
Dividends from Net Investment Income                           0.08
Distributions from Capital Gains                               1.13
                                                            -------
Total Distributions                                            1.21
                                                            -------
Net Asset Value End of Period                               $ 16.66
                                                            -------
Total Return(D)                                                2.07%(B)
Net Assets End of Period (in thousands)                     $ 1,113
Ratio of Expenses to Average Net Assets                        2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.71)%(A)
Portfolio Turnover Rate                                       27.08%(A)
Average commission per share(E)                             $0.0275

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS Y)              1997       1996      7/5/95 THROUGH 12/31/95
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  17.10   $  16.07            $14.93
Net Investment Income (Loss)                            0.17       0.14              0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.72       1.92              2.02
                                                    --------   --------            ------
Total from Investment Operations                        0.89       2.06              2.04
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.15       0.16              0.14
Distributions from Capital Gains                        1.13       0.87              0.76
                                                    --------   --------            ------
Total Distributions                                 $   1.28       1.03              0.90
                                                    --------   --------            ------
Net Asset Value End of Period                       $  16.71   $  17.10            $16.07
                                                    --------   --------            ------
                                                    --------   --------            ------
Total Return                                            5.21%     12.86%            13.65%(B)
Net Assets End of Period (in thousands)             $ 10,986   $  8,828            $3,109
Ratio of Expenses to Average Net Assets                 1.55%      1.55%             1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.66%      1.75%             1.75%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.95%      1.03%             0.26%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             0.84%      0.84%             0.05%(A)
Portfolio Turnover Rate                                27.08%     23.79%            31.10%(A)
Average commission per share(E)                     $ 0.0275   $ 0.0221

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    101

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)             1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.80   $  11.83   $  10.62   $  12.44   $   12.47
Net Investment Income (Loss)                            0.73       0.74       0.76       0.87        0.92
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.23      (0.03)      1.21      (1.82)       0.21
                                                    --------   --------   --------   --------   ---------
Total from Investment Operations                        0.96       0.71       1.97      (0.95)       1.13
                                                    --------   --------   --------   --------   ---------
Dividends from Net Investment Income                    0.73       0.74       0.76       0.87        0.92
Distributions from Capital Gains                          --         --         --         --        0.24
                                                    --------   --------   --------   --------   ---------
Total Distributions                                     0.73       0.74       0.76       0.87        1.16
                                                    --------   --------   --------   --------   ---------
Net Asset Value End of Period                       $  12.03   $  11.80   $  11.83   $  10.62   $   12.44
                                                    --------   --------   --------   --------   ---------
Total Return(C)                                         8.39%      6.29%     19.00%    (7.81)%       9.26%
Net Assets End of Period (in thousands)             $ 68,639   $ 73,693   $ 86,224   $ 84,431   $ 106,541
Ratio of Expenses to Average Net Assets                 1.30%      1.30%      1.30%      1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.46%      1.42%      1.44%      1.35%       1.44%
Ratio of Net Investment Income to Average Net
 Assets                                                 6.16%      6.35%      6.66%      7.60%       7.20%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             6.00%      6.23%      6.52%      7.59%       7.03%
Portfolio Turnover Rate                                 9.61%      0.17%        --%     27.20%      90.10%

                                                        YEAR ENDED
                                                       DECEMBER 31,           FOR THE PERIOD
                                                    ------------------   -------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS B)             1997      1996      5/1/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.79   $ 11.83            $11.12
Net Investment Income (Loss)                            0.66      0.68              0.44
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.23     (0.04)             0.71
                                                    --------   -------            ------
Total from Investment Operations                        0.89      0.64              1.15
                                                    --------   -------            ------
Dividends from Net Investment Income                    0.66      0.68              0.44
Distributions from Capital Gains                          --        --                --
                                                    --------   -------            ------
Total Distributions(D)                                  0.66      0.68              0.44
                                                    --------   -------            ------
Net Asset Value End of Period                       $  12.02   $ 11.79            $11.83
                                                    --------   -------            ------
Total Return                                            7.81%     5.61%            10.47%(B)
Net Assets End of Period (in thousands)             $ 12,285   $ 5,683            $2,124
Ratio of Expenses to Average Net Assets                 1.85%     1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.01%     1.96%             1.91%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 5.55%     5.79%             5.64%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             5.39%     5.68%             5.58%(A)
Portfolio Turnover Rate                                 9.61%     0.17%               --%(A)

                       See notes to financial statements.

102                   THE ENTERPRISE GROUP OF FUNDS, INC.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
GOVERNMENT SECURITIES PORTFOLIO (CLASS C)           5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $11.63
Net Investment Income (Loss)                                  0.46
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.40
                                                            ------
Total from Investment Operations                              0.86
                                                            ------
Dividends from Net Investment Income                          0.46
Distributions from Capital Gains                                --
                                                            ------
Total Distributions                                           0.46
                                                            ------
Net Asset Value End of Period                               $12.03
                                                            ------
Total Return(D)                                               7.49%(B)
Net Assets End of Period (in thousands)                     $  498
Ratio of Expenses to Average Net Assets                       1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     2.03%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   5.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               5.21%(A)
Portfolio Turnover Rate                                       9.61%(A)

                                                        FOR THE PERIOD
                                                       7/17/97 THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS Y)                  12/31/97
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $11.87
Net Investment Income (Loss)                                  0.35
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.15
                                                            ------
Total from Investment Operations                              0.50
                                                            ------
Dividends from Net Investment Income                          0.35
Distributions from Capital Gains                                --
                                                            ------
Total Distributions                                           0.35
                                                            ------
Net Asset Value End of Period                               $12.02
                                                            ------
Total Return                                                  4.02%(B)
Net Assets End of Period (in thousands)                     $7,569
Ratio of Expenses to Average Net Assets                       0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.02%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                       6.40%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                                   6.23%(A)
Portfolio Turnover Rate                                       9.61%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    103

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31, 1997
                                                    ----------------------------------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS A)                   1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.84   $  11.39   $  10.72   $  11.70   $  10.83
Net Investment Income (Loss)                            0.99       0.94       0.99       0.97       0.95
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.51       0.45       0.67      (0.97)      0.89
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        1.50       1.39       1.66         --       1.84
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.99       0.94       0.99       0.98       0.97
Distributions from Capital Gains                          --         --         --         --         --
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.99       0.94       0.99       0.98       0.97
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  12.35   $  11.84   $  11.39   $  10.72   $  11.70
                                                    --------   --------   --------   --------   --------
Total Return(C)                                        13.18%     12.78%     16.00%      0.05%     17.58%
Net Assets End of Period (in thousands)             $ 66,422   $ 54,129   $ 52,182   $ 44,822   $ 44,361
Ratio of Expenses to Average Net Assets                 1.30%      1.30%      1.30%      1.30%      1.30%(G)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.47%      1.50%      1.52%      1.45%      1.59%
Ratio of Net Investment Income to Average Net
 Assets                                                 8.20%      8.21%      8.80%      8.60%      8.20%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             8.03%      8.01%      8.58%      8.52%      7.95%
Portfolio Turnover Rate                               175.38%    180.13%     88.50%    113.00%    121.20%

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS B)                   1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.84   $  11.39            $11.11
Net Investment Income (Loss)                            0.77       0.88              0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.51       0.45              0.28
                                                    --------   --------            ------
Total from Investment Operations                        1.28       1.33              0.89
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.77       0.88              0.61
Distributions from Capital Gains                          --         --                --
                                                    --------   --------            ------
Total Distributions                                     0.77       0.88              0.61
                                                    --------   --------            ------
Net Asset Value End of Period                       $  12.35   $  11.84            $11.39
                                                    --------   --------            ------
Total Return(D)                                        12.59%     12.16%             8.12%(B)
Net Assets End of Period (in thousands)             $ 19,898   $  7,892            $2,951
Ratio of Expenses to Average Net Assets                 1.85%      1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.02%      2.05%             2.09%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 7.51%      7.74%             7.84%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             7.35%      7.55%             7.68%(A)
Portfolio Turnover Rate                               175.38%    180.13%            88.50%(A)

                       See notes to financial statements.

104                   THE ENTERPRISE GROUP OF FUNDS, INC.

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    5/1/97 THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS C)                    12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 11.71
Net Investment Income (Loss)                              0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.64
                                                       -------
Total from Investment Operations                          1.25
                                                       -------
Dividends from Net Investment Income                      0.61
Distributions from Capital Gains                            --
                                                       -------
Total Distributions                                       0.61
                                                       -------
Net Asset Value End of Period                          $ 12.35
                                                       -------
Total Return(D)                                          10.87%(B)
Net Assets End of Period (in thousands)                $ 1,463
Ratio of Expenses to Average Net Assets                   1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 2.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               6.84%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           6.68%(A)
Portfolio Turnover Rate                                 175.38%(A)

                                                    FOR THE PERIOD
                                                       7/25/97
                                                       THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS Y)                    12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 12.17
Net Investment Income (Loss)                              0.67
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.18
                                                       -------
Total from Investment Operations                          0.85
                                                       -------
Dividends from Net Investment Income                      0.67
Distributions from Capital Gains                            --
                                                       -------
Total Distributions                                       0.67
                                                       -------
Net Asset Value End of Period                          $ 12.35
                                                       -------
Total Return                                              5.24%(B)
Net Assets End of Period (in thousands)                $   809
Ratio of Expenses to Average Net Assets                   0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 1.02%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                   8.26%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                               8.09%(A)
Portfolio Turnover Rate                                 175.38%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    105

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS A)                 1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  13.83   $  13.99   $  12.80   $  14.31   $  13.60
Net Investment Income (Loss)                            0.63       0.64       0.65       0.67       0.70
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.31      (0.16)      1.21      (1.48)      0.73
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.94       0.48       1.86      (0.81)      1.43
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.63       0.64       0.65       0.68       0.70
Distributions from Capital Gains                        0.19         --       0.02       0.02       0.02
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.82       0.64       0.67       0.70       0.72
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  13.95   $  13.83   $  13.99   $  12.80   $  14.31
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         6.96%      3.54%     14.85%    (5.69)%     10.76%
Net Assets End of Period (in thousands)             $ 23,695   $ 28,478   $ 33,626   $ 34,297   $ 41,702
Ratio of Expenses to Average Net Assets                 1.22%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.60%      1.41%      1.42%      1.28%      1.39%
Ratio of Net Investment Income to Average Net
 Assets                                                 4.50%      4.64%      4.82%      5.00%      4.90%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             4.12%      4.48%      4.65%      4.97%      4.79%
Portfolio Turnover Rate                                 0.94%      0.91%      0.75%     25.70%      8.30%

                                                       YEAR ENDED
                                                      DECEMBER 31,           FOR THE PERIOD
                                                    -----------------   -------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS B)                1997      1996      5/1/95 THROUGH 12/31/95
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $ 13.83   $ 13.99            $13.44
Net Investment Income (Loss)                           0.55      0.56              0.38
Net Realized and Unrealized Gain (Loss) on
 Investments                                           0.31    (0.16)              0.57
                                                    -------   -------            ------
Total from Investment Operations                       0.86      0.40              0.95
                                                    -------   -------            ------
Dividends from Net Investment Income                   0.55      0.56              0.38
Distributions from Capital Gains                       0.19        --              0.02
                                                    -------   -------            ------
Total Distributions                                    0.74      0.56              0.40
                                                    -------   -------            ------
Net Asset Value End of Period                       $ 13.95   $ 13.83            $13.99
                                                    -------   -------            ------
Total Return(D)                                        6.36%     2.96%             7.18%(B)
Net Assets End of Period (in thousands)             $ 2,883   $ 2,037            $  912
Ratio of Expenses to Average Net Assets                1.76%     1.80%             1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              2.16%     1.96%             1.98%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                3.94%     4.07%             4.08%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                            3.54%     3.92%             3.94%(A)
Portfolio Turnover Rate                                0.94%     0.91%             0.75%(A)

                       See notes to financial statements.

106                   THE ENTERPRISE GROUP OF FUNDS, INC.

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    5/1/97 THROUGH
TAX-EXEMPT INCOME PORTFOLIO (CLASS C)                  12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $13.68
Net Investment Income (Loss)                              0.36
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.46
                                                        ------
Total from Investment Operations                          0.82
                                                        ------
Dividends from Net Investment Income                      0.36
Distributions from Capital Gains                          0.19
                                                        ------
Total Distributions                                       0.55
                                                        ------
Net Asset Value End of Period                           $13.95
                                                        ------
Total Return(D)                                           6.14%(B)
Net Assets End of Period (in thousands)                 $  184
Ratio of Expenses to Average Net Assets                   1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 2.34%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               3.99%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           3.32%(A)
Portfolio Turnover Rate                                   0.94%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    107

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,           FOR THE PERIOD
                                                              -------------------------------  -------------------------
MANAGED PORTFOLIO (CLASS A)                                     1997       1996       1995     10/1/94 THROUGH 12/31/94
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $    7.97  $    6.70  $    4.91          $    5.00
Net Investment Income (Loss)                                       0.04       0.06       0.04               0.01
Net Realized and Unrealized Gain (Loss) on Investments             1.64       1.41       1.81             (0.09)
                                                              ---------  ---------  ---------             ------
Total from Investment Operations                                   1.68       1.47       1.85             (0.08)
                                                              ---------  ---------  ---------             ------
Dividends from Net Investment Income                               0.04       0.06       0.03               0.01
Distributions from Capital Gains                                   0.36       0.14       0.03                 --
                                                              ---------  ---------  ---------             ------
Total Distributions                                                0.40       0.20       0.06               0.01
                                                              ---------  ---------  ---------             ------
Net Asset Value End of Period                                 $    9.25  $    7.97  $    6.70          $    4.91
                                                              ---------  ---------  ---------             ------
Total Return(C)                                                   21.05%     22.08%     37.68%            (1.58)%(B)
Net Assets End of Period (in thousands)                       $ 156,608  $ 101,022  $  47,839          $   7,872
Ratio of Expenses to Average Net Assets                            1.49%      1.57%      1.75%              1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.49%      1.57%      1.90%              3.71%(A)
Ratio of Net Investment Income to Average Net Assets               0.47%      1.12%      1.09%              1.30%(A)
Ratio of Net Investment Income to Average Net Assets
 (Excluding Waivers)                                               0.47%      1.12%      0.94%            (0.32)%(A)
Portfolio Turnover Rate                                           28.17%     33.21%     26.40%             27.10%(A)
Average commission per share(E)                               $  0.0552  $  0.0551

                                                              YEAR ENDED DECEMBER
                                                                      31,               FOR THE PERIOD
                                                              --------------------  -----------------------
MANAGED PORTFOLIO (CLASS B)                                     1997       1996     5/1/95 THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $    7.93  $    6.68         $    5.68
Net Investment Income (Loss)                                     (0.01)       0.02              0.01
Net Realized and Unrealized Gain (Loss) on Investments             1.63       1.41              1.05
                                                              ---------  ---------           -------
Total from Investment Operations                                   1.62       1.43              1.06
                                                              ---------  ---------           -------
Dividends from Net Investment Income                                 --       0.04              0.03
Distributions from Capital Gains                                   0.36       0.14              0.03
                                                              ---------  ---------           -------
Total Distributions                                                0.36       0.18              0.06
                                                              ---------  ---------           -------
Net Asset Value End of Period                                 $    9.19  $    7.93         $    6.68
                                                              ---------  ---------           -------
Total Return(D)                                                   20.45%     21.50%            18.38%(B)
Net Assets End of Period (in thousands)                       $ 110,213  $  57,037         $  16,792
Ratio of Expenses to Average Net Assets                            2.04%      2.13%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)        2.04%      2.13%             2.45%(A)
Ratio of Net Investment Income to Average Net Assets             (0.09)%      0.52%             0.31%(A)
Ratio of Net Investment Income to Average Net Assets
 (Excluding Waivers)                                             (0.09)%      0.52%             0.14%(A)
Portfolio Turnover Rate                                           28.17%     33.21%            26.40%(A)
Average commission per share(E)                               $  0.0552  $  0.0551

                       See notes to financial statements.

108                   THE ENTERPRISE GROUP OF FUNDS, INC.

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
MANAGED PORTFOLIO (CLASS C)                         5/1/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                        $    8.24
Net Investment Income (Loss)                                   (0.00)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                    1.38
                                                             -------
Total from Investment Operations                                1.38
                                                             -------
Dividends from Net Investment Income                            0.05
Distributions from Capital Gains                                0.36
                                                             -------
Total Distributions                                             0.41
                                                             -------
Net Asset Value End of Period                              $    9.21
                                                             -------
Total Return(D)                                                16.74%(B)
Net Assets End of Period (in thousands)                    $   3,614
Ratio of Expenses to Average Net Assets                         2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                       2.06%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (0.18)%(A)
Portfolio Turnover Rate                                        28.17%(A)
Average commission per share                               $  0.0552

                                                    YEAR ENDED DECEMBER
                                                            31,               FOR THE PERIOD
                                                    -------------------   -----------------------
MANAGED PORTFOLIO (CLASS Y)                           1997       1996     7/5/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   7.98   $   6.70           $  6.17
Net Investment Income (Loss)                            0.08       0.09              0.03
Net Realized and Unrealized Gain (Loss) on
 Investments                                            1.64       1.42              0.57
                                                    --------   --------           -------
Total from Investment Operations                        1.72       1.51              0.60
                                                    --------   --------           -------
Dividends from Net Investment Income                    0.07       0.09              0.04
Distributions from Capital Gains                        0.36       0.14              0.03
                                                    --------   --------           -------
Total Distributions                                     0.43       0.23              0.07
                                                    --------   --------           -------
Net Asset Value End of Period                       $   9.27   $   7.98           $  6.70
                                                    --------   --------           -------
Total Return                                           21.60%     22.63%             9.80%(B)
Net Assets End of Period (in thousands)             $ 80,879   $ 57,794           $26,664
Ratio of Expenses to Average Net Assets                 1.04%      1.12%             1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.04%      1.12%             1.41%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.92%      1.57%             1.39%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             0.92%      1.57%             1.28%(A)
Portfolio Turnover Rate                                28.17%     33.21%            26.40%(A)
Average commission per share(E)                     $ 0.0552   $ 0.0551

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    109

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
MONEY MARKET PORTFOLIO (CLASS A)                      1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net Investment Income (Loss)                            0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         4.69%      4.51%      5.05%      3.34%      2.24%
Net Assets End of Period (in thousands)             $ 68,466   $ 59,074   $ 40,325   $ 32,334   $ 18,302
Ratio of Expenses to Average Net Assets                 1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.24%      1.18%      1.35%      1.33%      1.72%
Ratio of Net Investment Income to Average Net
 Assets                                                 4.59%      4.42%      4.92%      3.30%      2.20%
Ratio of Net Investment to Average Net Assets
 (Excluding Waivers)                                    4.35%      4.24%      4.57%      3.08%      1.47%

                                                       YEAR ENDED
                                                      DECEMBER 31,           FOR THE PERIOD
                                                    -----------------   -------------------------
MONEY MARKET PORTFOLIO (CLASS B)                     1997      1996      5/1/95 THROUGH 12/31/95
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  1.00   $  1.00             $1.00
Net Investment Income (Loss)                           0.04      0.04              0.03
                                                    -------   -------             -----
Total from Investment Operations                       0.04      0.04              0.03
                                                    -------   -------             -----
Dividends from Net Investment Income                   0.04      0.04              0.03
                                                    -------   -------             -----
Total Distributions                                    0.04      0.04              0.03
                                                    -------   -------             -----
Net Asset Value End of Period                       $  1.00   $  1.00             $1.00
                                                    -------   -------             -----
Total Return(D)                                        4.11%     3.94%             2.95%(B)
Net Assets End of Period (in thousands)             $ 5,980   $ 1,344             $ 394
Ratio of Expenses to Average Net Assets                1.55%     1.55%             1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              1.79%     1.73%             1.88%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                4.09%     3.85%             4.23%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                            3.85%     3.68%             3.90%(A)

                       See notes to financial statements.

110                   THE ENTERPRISE GROUP OF FUNDS, INC.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
                                                    -----------------------
MONEY MARKET PORTFOLIO (CLASS C)                    5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 1.00
Net Investment Income (Loss)                                  0.02
                                                            ------
Total from Investment Operations                              0.02
                                                            ------
Dividends from Net Investment Income                          0.02
                                                            ------
Total Distributions                                           0.02
                                                            ------
Net Asset Value End of Period                               $ 1.00
                                                            ------
Total Return(D)                                               2.86%(B)
Net Assets End of Period (in thousands)                     $1,021
Ratio of Expenses to Average Net Assets                       1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.85%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   4.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               3.85%(A)

                                                         FOR THE PERIOD
                                                    ------------------------
MONEY MARKET PORTFOLIO (CLASS Y)                    7/17/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                          $ 1.00
Net Investment Income (Loss)                                   0.02
                                                             ------
Total from Investment Operations                               0.02
                                                             ------
Dividends from Net Investment Income                           0.02
                                                             ------
Total Distributions                                            0.02
                                                             ------
Net Asset Value End of Period                                $ 1.00
                                                             ------
Total Return                                                   2.31%(B)
Net Assets End of Period (in thousands)                      $2,700
Ratio of Expenses to Average Net Assets                        0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      0.95%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    4.96%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                4.71%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    111

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND

The Enterprise Group of Funds, Inc. (the "Fund") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios.

Prior to July 17, 1997, the Growth and Income and Small Company Growth Portfolios were part of Retirement System Fund, Inc. ("RSF"). On July 17, 1997, the Fund acquired all of the assets and liabilities of these RSF portfolios. The acquisition, which was approved by the shareholders of Retirement System Fund, Inc. was accomplished by an even exchange of shares of the Fund for the shares then outstanding of RSF as follows:

PORTFOLIO                                                                           SHARES      RSF NAV
--------------------------------------------------------------------------------  ----------  -----------
Growth and Income                                                                    600,588   $   25.21
Small Company Growth                                                                 578,969       24.76

In addition, on July 17, 1997, the Fund acquired the net assets of the Intermediate-Term Fixed-Income Fund and Money Market Fund which were combined with the net assets of the Fund's Government Securities and Money Market Portfolios, respectively.

Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The net assets of the corresponding RSF Growth and Income Portfolio, Small Company Growth Portfolio, Government Securities Portfolio and Money Market Portfolio were $15,141,711, $14,335,622, $6,865,850 and $2,061,980, respectively. The tax and book year-end of the Growth and Income and Small Company Growth Portfolios has been changed to December 31 after the close of the previous year end September 30, 1997.

The Fund offers Class A, B, C and Y shares. Shares of each Class represent an identical interest in the investments of their respective portfolios and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares are subject to a maximum sales charge of 4.75%. Upon redemption, Class B shares are subject to a maximum contingent sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares will automatically convert to Class A shares of the same fund eight years after purchase. On May 1, 1997, the Fund began offering Class C shares which are subject to a maximum contingent sales charge of 1%, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to sales charges.

112                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION -- Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities. Securities held by the Money Market Portfolio are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%.

SPECIAL VALUATION RISKS -- As part of its investment program, the Government Securities Portfolio invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower-rated securities in which the High-Yield Bond Portfolio may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower-quality bonds may be less active and less liquid than the trading market for higher-quality bonds.

REPURCHASE AGREEMENTS -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value is at least equal to the repurchase price.

FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract a Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

FOREIGN CURRENCY TRANSLATION -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    113

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The fund does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premium and discounts on securities are amortized for both financial and tax purposes.

EXPENSES -- Each portfolio and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL INCOME TAXES -- No provision for federal income or excise taxes is required, because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Portfolios are charged management fees by Enterprise Capital Management, Inc. ("Enterprise Capital") for furnishing management and administrative services. Enterprise Capital has also agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. Enterprise Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of Enterprise Capital, serves as principal underwriter for shares of the Fund. The Directors of the Fund have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Portfolio will pay

114                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
the Distributor a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are equal to the following annual percentage of average net assets for each class of shares:

                                                                                              MAXIMUM
                                                           DISTRIBUTION FEE               EXPENSE AMOUNT
                                                      ---------------------------  -----------------------------
PORTFOLIO                            MANAGEMENT FEE    A       B       C      Y      A       B       C       Y
-----------------------------------  --------------   ----   -----   -----   ----  -----   -----   -----   -----
Growth                                     .75%       .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Equity                                     .75%       .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Growth and Income                          .75%       .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Equity Income                              .75%       .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Capital Appreciation                       .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Small Company Growth                      1.00%       .45%   1.00%   1.00%   none  1.85%   2.40%   2.40%   1.40%
Small Company Value                        .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
International Growth                       .85%       .45%   1.00%   1.00%   none  2.00%   2.55%   2.55%   1.55%
Government Securities                      .60%       .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
High-Yield Bond                            .60%       .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
Tax-Exempt Income                          .50%       .45%   1.00%   1.00%   none  1.10%   1.65%   1.65%    .65%
Managed                                    .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Money Market                               .35%       .30%    .85%    .85%   none  1.00%   1.55%   1.55%    .70%

Prior to October 1, 1997, the maximum expense amount for the Tax-Exempt Income Portfolio was 1.25%, 1.80%, 1.80%, and .80% for Classes A, B, C, and Y, respectively.

Prior to July 17, 1997, Retirement System Investors Inc. ("RSI") served as adviser, Retirement Systems Distributors Inc. ("RSD") served as distributor, and Retirement Systems Consultants Inc. ("RSC") served as transfer agent and registrar to RSF. The fees paid to RSI, RSD, and RSC as a percentage of net assets and in dollars are as follows:

PORTFOLIO                                           RSI MANAGEMENT FEE     RSD DISTRIBUTION FEE      RSC SERVICE FEE
------------------------------------------------  ----------------------  -----------------------  -------------------
Growth and Income                                            .60%                     .25%                   .60%
Small Company Growth (10/1/96-3/31/97)                      1.20%                     .25%                   .60%
Small Company Growth (4/1/97-7/16/97)                        .85%                     .25%                   .60%

                                                                       RSD DISTRIBUTION
PORTFOLIO                                        RSI MANAGEMENT FEE           FEE          RSC SERVICE FEE
-----------------------------------------------  -------------------  -------------------  ---------------
Growth and Income                                    $    54,002          $    22,502        $    54,002
Small Company Growth                                      85,221               20,407             48,979

MAXIMUM EXPENSE AMOUNTS -- For the period October 1, 1996, through July 16, 1997, RSF waived .20% of its management fee on Small Company Growth. In addition, RSD limited its distribution fee for Growth and Income and Small Company Growth to .20% for the period October 1, 1996, through July 16, 1997. For the period October 1, 1996, through July 16, 1997, RSF and its affiliates reimbursed fees for the Growth and Income and Small Company Growth Portfolios amounting to $80,829 and $72,400, respectively.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    115

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

Enterprise Capital is a wholly owned subsidiary of The Mutual Life Insurance Company of New York, Inc. ("MONY") MONY and its subsidiaries and affiliates had the following investments in the portfolios as of December 31, 1997:

PORTFOLIO                                                          A           B           C            Y
------------------------------------------------------------  -----------  ----------  ----------  -----------
Growth                                                        $   197,832          --  $    1,225           --
Equity                                                          1,210,536  $    1,208       1,209           --
Growth and Income                                                   1,028       1,026       1,026           --
Equity Income                                                   1,094,659          --       1,179           --
Capital Appreciation                                                   --          --       1,223           --
Small Company Growth                                                  976         973         973           --
Small Company Value                                               319,382          --       1,351           --
International Growth                                            2,387,191          --       1,028  $10,919,839
Government Securities                                           1,132,110          --       1,076           --
High-Yield Bond                                                   102,098          --       1,112           --
Tax-Exempt Income                                                      --          --       1,062           --
Managed                                                         2,814,593          --       1,167   77,606,554
Money Market                                                           --          --       1,029           --

Enterprise Capital has subadvisory agreements with various investment advisors as Portfolio Managers for the Portfolios of the Fund. The management fee, as a percentage of average net assets of a Portfolio, is paid to Enterprise Capital which pays a portion of the fee to the Portfolio Manager. 1740 Advisers, Inc., a wholly owned subsidiary of MONY, is the Portfolio Manager for the Equity Income Portfolio. For the year ended December 31, 1997, Enterprise Capital incurred subadvisory fees payable to 1740 Advisers, Inc., related to the Equity Income Portfolio of $29,056.

The portion of sales charges paid to MONY Securities Corporation, a wholly owned subsidiary of MONY, from the proceeds of the sale of fund shares was $6,308,464 for the year ended December 31, 1997. The portion of sales charges paid to the Distributor was $1,231,024 for the year ended December 31, 1997.

The Distributor uses its distribution fee from the Fund to pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with the Distributor. During 1997, the Distributor incurred $1,083,135 of services fees payable to MONY Securities Corporation.

4. FINANCIAL INSTRUMENTS

As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio will enter into forward contracts only for hedging purposes. The Portfolio may be required to set aside liquid assets in a segregated custodial account to cover its obligations. At December 31, 1997, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is

116                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1997, are as follows:

                        CONTRACT TO               NET UNREALIZED
SETTLEMENT  ------------------------------------   APPRECIATION/
   DATE          RECEIVE            DELIVER       (DEPRECIATION)
----------  -----------------  -----------------  ---------------
 1/20/98    USD  1,257,269     AUD 1,700,000         $ 148,801
 1/20/98    USD  1,204,489     BEL 44,000,000           15,555
 1/20/98    CAD 1,400,000      USD  1,033,973          (53,595)
 1/20/98    CHF  3,300,000     USD  2,288,171          (24,234)
 1/20/98    USD   760,982      CHF  1,100,000            6,337
 1/20/98    DEM   822,000      USD   458,577            (1,510)
 1/20/98    USD   310,980      DEM   550,000             4,886
 1/20/98    DKK 3,500,000      USD   518,488            (7,151)
 1/20/98    FRF  7,000,000     USD  1,145,827           18,602
 1/20/98    USD  3,677,200     GBP  2,200,000           67,210
 1/20/98    USD   900,131      HKD 7,000,000            (2,460)
 1/20/98    HKD 2,400,000      USD   307,207             2,253
 1/20/98    USD   308,462      ITL 525,000,000          11,739
 1/20/98    JPY 441,000,000    USD  3,748,482         (361,192)
 1/20/98    USD  2,350,874     JPY 281,000,000         192,533
 1/20/98    USD   525,328      MYR 1,400,000           165,086
 1/20/98    USD   477,147      NLG   950,000             8,035
 1/20/98    NLG 2,000,000      USD   998,029           (10,424)
 1/20/98    NOK 2,400,000      USD   341,710           (16,373)
 1/20/98    SEK 11,000,000     USD  1,420,546          (34,356)
 1/20/98    USD   981,646      SEK  7,600,000           23,914
 1/20/98    USD   613,079      SGD   900,000            80,641
                                                  ---------------
                                                     $ 234,297
                                                  ---------------
                                                  ---------------

As part of its investment program, the High-Yield Bond Portfolio enters into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position, (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1997, in the High-Yield Bond Portfolio.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    117

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

For the year ended December 31, 1997, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                             U.S. GOVERNMENT           OTHER INVESTMENT
                                                               OBLIGATIONS                SECURITIES
                                                         ------------------------  -------------------------
PORTFOLIO                                                 PURCHASES      SALES      PURCHASES       SALES
-------------------------------------------------------  -----------  -----------  ------------  -----------
Growth                                                            --           --  $400,262,393  $94,233,790
Equity                                                            --           --     5,435,366    1,244,128
Growth and Income                                                 --           --     3,801,558      262,855
Equity Income                                                     --           --    43,593,059   29,148,264
Capital Appreciation                                              --           --    70,559,804   95,909,382
Small Company Growth                                              --           --    10,114,510    4,748,258
Small Company Value                                               --           --    49,067,852   20,573,402
International Growth                                              --           --    25,212,967   14,219,663
Government Securities                                    $15,304,375  $10,114,437            --           --
High-Yield Bond                                            4,817,738    1,764,961   138,147,090  119,892,429
Tax-Exempt Income                                                 --           --       260,505    4,978,989
Managed                                                           --           --   113,942,080   69,217,684

118                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

5. FUND SHARE TRANSACTIONS

At December 31, 1997, the Fund, excluding the Money Market Portfolio, has 300,000,000 authorized shares at $.10 par value. The Money Market Portfolio has 500,000,000 authorized shares at $.10 par value. The following tables summarize the fund share activity for the years ended December 31, 1997 and 1996:

                                                                                                 GROWTH AND INCOME
                                         GROWTH PORTFOLIO         EQUITY PORTFOLIO                   PORTFOLIO
                                     ------------------------  ----------------------  -------------------------------------
                                        YEAR         YEAR         YEAR        YEAR     THREE MONTHS     YEAR        YEAR
                                        ENDED        ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                      DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,     DEC. 31,     SEPT. 30,   SEPT. 30,
                                        1997         1996         1997        1996         1997         1997        1996
                                     -----------  -----------  -----------  ---------  -------------  ---------  -----------
CLASS A
Shares sold                           16,798,417    8,738,168     537,283          --      119,722       43,148          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions            488,201      764,679       9,243          --        3,414           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                       (7,220,904)  (6,216,899)    (10,128)         --       (6,251)          --          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               10,065,714    3,285,948     536,398          --      116,885       43,148          --
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                            7,535,787    2,318,350     311,371          --       88,542       38,624          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions            196,989      139,776       4,711          --        2,656           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (523,041)     (85,206)     (9,754)                    (340)          (1)         --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                7,209,735    2,372,920     306,328          --       90,858       38,623          --
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                            1,710,077           --      52,431          --       18,085        3,842          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions             28,376           --         737          --          473           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (159,968)          --      (5,573)         --          (81)          (3)         --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                1,578,485           --      47,595          --       18,477        3,839          --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                            2,914,866      467,776          --          --       14,920      216,623     138,929
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions             28,250        9,455          --          --       13,546       20,982       5,104
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (501,167)    (298,930)         --          --      (12,369)     (78,821)    (42,161)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                2,441,949      178,301          --          --       16,097      158,784     101,872
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)         21,295,883    5,837,169     890,321          --      242,317      244,394     101,872
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    119

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                                                           CAPITAL APPRECIATION                 SMALL COMPANY
                               EQUITY INCOME PORTFOLIO          PORTFOLIO                     GROWTH PORTFOLIO
                               ------------------------  ------------------------  ---------------------------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   THREE MONTHS   YEAR ENDED   YEAR ENDED
                                DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,        ENDED       SEPT. 30,    SEPT. 30,
                                  1997         1996         1997         1996      DEC. 31, 1997     1997         1996
                               -----------  -----------  -----------  -----------  -------------  -----------  -----------
CLASS A
Shares sold                       658,272      445,852      226,042      575,596       131,634        79,965           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions     291,471      255,843      421,161      312,878         4,697            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                  (480,133)    (451,181)    (843,612)  (1,243,989)       (7,480)         (955)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           469,610      250,514     (196,409)    (355,515)      128,851        79,010           --
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                       471,024      188,604       76,065       84,267        87,205        42,270           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions      52,259       17,631       30,380       13,789         2,619            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                   (47,084)      (6,975)     (30,197)      (9,219)       (9,338)         (933)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           476,199      199,260       76,248       88,837        80,486        41,337           --
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                        66,249           --        3,123           --        26,874         7,580           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions       4,740           --          469           --           761            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                      (409)          --          (35)          --        (1,122)           (7)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)            70,580           --        3,557           --        26,513         7,573           --
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                            --           --           --           --        15,422       481,796      125,953
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions          --           --           --           --        12,856        30,325       13,991
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                        --           --           --           --       (27,103)     (198,869)     (31,299)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                --           --           --           --         1,175       313,252      108,645
--------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)   1,016,389      449,774     (116,604)    (266,678)      237,025       441,172      108,645
--------------------------------------------------------------------------------------------------------------------------

120                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                                                 SMALL COMPANY VALUE       INTERNATIONAL GROWTH     GOVERNMENT SECURITIES
                                                      PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                               ------------------------  ------------------------  ------------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                  1997         1996         1997         1996         1997         1996
                                               -----------  -----------  -----------  -----------  -----------  -----------
CLASS A
Shares sold                                     3,235,542      747,903      528,097      547,159      840,014      693,755
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     364,015      144,852      148,597      103,914      274,184      314,104
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (768,577)  (1,511,602)    (438,610)    (394,928)  (1,654,266)  (2,050,440)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         2,830,980     (618,847)     238,084      256,145     (540,068)  (1,042,581)
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                     2,379,023      323,495      448,885      194,193      633,414      385,535
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     175,399       21,578       37,407       12,561       30,968       15,300
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (127,118)     (46,439)    (140,802)     (23,124)    (124,591)     (98,589)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         2,427,304      298,634      345,490      183,630      539,791      302,246
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       332,692           --       85,857           --       41,088           --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                      20,471           --        3,875           --          453           --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                    (6,181)          --      (22,912)          --         (144)          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           346,982           --       66,820           --       41,397           --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                                        21,005      150,961      276,478      399,982      652,423           --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                         963          293       46,815       29,486       16,945           --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (340,603)    (339,207)    (182,169)    (106,743)     (39,802)          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (318,635)    (187,953)     141,124      322,725      629,566           --
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                   5,286,631     (508,166)     791,518      762,500      670,686     (740,335)
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    121

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                       HIGH-YIELD BOND         TAX-EXEMPT INCOME
                          PORTFOLIO                PORTFOLIO            MANAGED PORTFOLIO
                   ------------------------  ----------------------  ------------------------     MONEY MARKET PORTFOLIO
                   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED   ----------------------------
                    DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     YEAR ENDED     YEAR ENDED
                      1997         1996         1997        1996        1997         1996      DEC. 31, 1997  DEC. 31, 1996
                   -----------  -----------  ----------  ----------  -----------  -----------  -------------  -------------
CLASS A
Shares sold         1,682,960    1,061,881     193,960     182,258    5,986,736    6,602,960     186,445,536    155,780,333
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions        306,270      266,718      84,287      78,413      675,645      312,623       2,799,349      1,843,341
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed    (1,180,212)  (1,340,318)   (638,188)   (604,753)  (2,408,149)  (1,385,991)   (179,852,529)  (138,874,791)
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           809,018      (11,719)   (359,941)   (344,082)   4,254,232    5,529,592       9,392,356     18,748,883
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold         1,161,593      449,539     104,859     107,623    5,149,999    4,899,330      16,428,666      4,456,552
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions         57,929       23,405       7,203       4,171      433,505      154,174         165,715         35,289
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed      (274,381)     (65,696)    (52,601)    (29,665)    (776,922)    (374,396)    (11,957,685)    (3,542,604)
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           945,141      407,248      59,461      82,129    4,806,582    4,679,108       4,636,696        949,237
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold           137,745           --      12,937          --      384,001           --       3,804,829             --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions          1,503           --         271          --       15,601           --           5,853             --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed       (20,787)          --           0          --       (7,138)          --      (2,789,719)            --
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           118,461           --      13,208          --      392,464           --       1,020,963             --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold            63,572           --          --          --    3,318,402    4,254,875       3,225,033             --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions          2,027           --          --          --      389,953      208,342          55,490             --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed           (73)          --          --          --   (2,225,883)  (1,204,112)       (580,428)            --
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)            65,526           --          --          --    1,482,472    3,259,105       2,700,095             --
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase
 (Decrease)         1,938,146      395,529    (287,272)   (261,953)  10,935,750   13,467,805      17,750,110     19,698,120
---------------------------------------------------------------------------------------------------------------------------

In the Growth and Income Portfolio, two shareholders owned 14.42% of the fund as of December 31, 1997.

122                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

At December 31, 1997, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                                                     NET
                                                                                       UNREALIZED   UNREALIZED    UNREALIZED
PORTFOLIO                                                                 TAX COST        GAIN         LOSS      GAIN (LOSS)
----------------------------------------------------------------------  ------------  ------------  -----------  ------------
Growth                                                                  $491,684,576  $176,118,738  $(9,917,520) $166,201,218
-----------------------------------------------------------------------------------------------------------------------------
Equity                                                                     4,915,731       402,325      (27,689)      374,636
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income                                                         17,245,348     6,061,161      (73,816)    5,987,345
-----------------------------------------------------------------------------------------------------------------------------
Equity Income                                                             85,840,471    33,483,933     (604,369)   32,879,564
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                                      78,496,801    44,292,716     (641,148)   43,651,568
-----------------------------------------------------------------------------------------------------------------------------
Small Company Growth                                                      19,853,958     3,296,594   (1,052,154)    2,244,440
-----------------------------------------------------------------------------------------------------------------------------
Small Company Value                                                       62,051,868     9,946,273   (1,068,142)    8,878,131
-----------------------------------------------------------------------------------------------------------------------------
International Growth                                                      58,336,382     8,798,970   (7,054,621)    1,744,349
-----------------------------------------------------------------------------------------------------------------------------
Government Securities                                                     88,746,873       608,153     (736,845)     (128,692)
-----------------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                           84,876,880     3,120,105     (430,566)    2,689,539
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income                                                         24,744,194     1,766,951       (7,157)    1,759,794
-----------------------------------------------------------------------------------------------------------------------------
Managed                                                                  278,520,855    77,525,752   (4,738,563)   72,787,189
-----------------------------------------------------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, pay downs, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1997, the following Portfolios had capital loss carryforwards for federal tax purposes of:

                                                                                     EXPIRING
                                                                          BALANCE    THROUGH
                                                                        -----------  --------
Government Securities Portfolio                                         $ 4,065,514     2004
---------------------------------------------------------------------------------------------
Money Market Portfolio                                                        4,140     2005
---------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    123

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

The capital gains distribution paid to shareholders for 1997, whether taken in additional shares or cash, is as follows:

                                                                        20% CAPITAL   28% CAPITAL
                                                                           GAINS         GAINS
                                                                        ------------  ------------
Growth Portfolio                                                        $ 11,502,466  $  1,933,365
--------------------------------------------------------------------------------------------------
Growth and Income                                                            337,504        66,433
--------------------------------------------------------------------------------------------------
Equity Income Portfolio                                                    3,942,594     3,910,954
--------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                            13,135,869     3,401,068
--------------------------------------------------------------------------------------------------
Small Company Growth                                                         209,625       294,917
--------------------------------------------------------------------------------------------------
Small Company Value Portfolio                                                614,465       843,454
--------------------------------------------------------------------------------------------------
International Growth Portfolio                                               843,959     1,024,026
--------------------------------------------------------------------------------------------------
Tax-Exempt Income Portfolio                                                  295,151        69,640
--------------------------------------------------------------------------------------------------
Managed Portfolio                                                          3,315,174     3,849,340
--------------------------------------------------------------------------------------------------

The Tax-Exempt Income Portfolio has designated all income dividends paid as exempt interest dividends. Thus 100% of the net investment income distributions are exempt from federal income tax.

7. SUBSEQUENT EVENTS

Effective January 1, 1998, the 12b-1 Distribution Fee has been eliminated on the Money Market Portfolio.

Effective January 1, 1998, the Portfolio Manager for the Tax-Exempt Income Portfolio has been changed to MBIA Capital Management Corp.

124                   THE ENTERPRISE GROUP OF FUNDS, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Enterprise Group of Funds,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios of The Enterprise Group of Funds, Inc. as of December 31, 1997, the statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or periods) in the period then ended of Growth, Equity Income, Capital Appreciation, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed, and Money Market Portfolios; the statement of operations, statement of changes in net assets and financial highlights of the Equity Portfolio for the period May 1, 1997 through December 31, 1997; and the statements of operations, statements of changes in net assets and financial highlights of Growth and Income and Small Company Growth Portfolios for the periods October 1, 1997 through December 31, 1997 and for the year (or period) ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for each of the four years in the period ended September 30, 1996 for Growth and Income and Small Company Growth Portfolios of The Enterprise Group of Funds, Inc. were audited by other auditors whose report dated November 15, 1996, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios of The Enterprise Group of Funds, Inc. as of December 31, 1997, the results of their operations, and the changes in their net assets, and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

Atlanta, Georgia
February 19, 1998

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    125

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                     DIRECTORS AND OFFICERS


                           DIRECTORS

                         Victor Ugolyn
                     CHAIRMAN AND DIRECTOR


        Arthur T. Dietz                  Arthur Howell
           DIRECTOR                         DIRECTOR


   William A. Mitchell, Jr.               Lonnie H. Pope
           DIRECTOR                         DIRECTOR


      Samuel J. Foti                     Michael I. Roth
          DIRECTOR                          DIRECTOR


                           OFFICERS

                         Victor Ugolyn
             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       Phillip G. Goff
                        VICE PRESIDENT


    Herbert M. Williamson          Catherine R. McClellan
         TREASURER AND                   SECRETARY
    ASSISTANT SECRETARY

                             INVESTMENT ADVISER
                      Enterprise Capital Management, Inc.
                          Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022

                                 DISTRIBUTOR
                       Enterprise Fund Distributors, Inc.
                          Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022
                           Telephone: 1-800-432-4320

                                   CUSTODIAN
                       State Street Bank and Trust Company
                                   Boston, MA

                                 TRANSFER AGENT
                       National Financial Data Services, Inc.
                         1004 Baltimore Ave., 2nd Floor
                           Kansas City, MO 64105-2112
                            Telephone: 1-800-368-3527

                               INDEPENDENT ACCOUNTANTS
                               Coopers & Lybrand L.L.P.
                                    Atlanta, GA

                         MEMBER - INVESTMENT COMPANY INSTITUTE

                             [LOGO] ENTERPRISE
                                    GROUP OF FUNDS
                             INVEST WITH THE PROS THE PROFESSIONALS USE

                                      1-800-432-4320
                                www.enterprisegroup.com

                     THIS REPORT IS NOT TO BE USED IN CONNECTION WITH
                  THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR
                          PRECEDED BY AN EFFECTIVE PROSPECTUS.

                          [ENTERPRISE LOGO] ENTERPRISE
                                            GROUP OF FUNDS

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                          Atlanta, Georgia 30326-1022

                      STATEMENT OF ADDITIONAL INFORMATION

EQUITY FUNDS:

         Growth Fund
         Growth and Income Fund
         Equity Fund
         Equity Income Fund
         Capital Appreciation Fund
         Small Company Growth Fund
         Small Company Value Fund
         International Growth Fund
         Global Financial Services Fund

INCOME FUNDS:

        Government Securities Fund
        High-Yield Bond Fund
        Tax-Exempt Income Fund

FLEXIBLE FUND:

         Managed Fund

MONEY MARKET FUND:

         Money Market Fund

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus.

         A copy of the Prospectus may be obtained by writing to the Fund at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Fund at the following numbers:

                                 1-800-432-4320
                                 1-800-368-3527  (SHAREHOLDER SERVICES)

         The date of the Prospectus to which this Statement of Additional Information relates is October _________, 1998

         The date of this Statement of Additional Information is October _________, 1998.

                             TABLE OF CONTENTS

                                                                                         Page No.
                                                                                         --------
           General Information and History
                    (See Prospectus - General Information)                                   3

           Investment Objectives and Policies
                    (See Prospectus - Investment Objectives and                              3
                       Policies of the Funds)

           Fund Turnover                                                                     5

           Management of the Fund
                    (See Prospectus - Management of the Fund)                                5

           Investment Advisory and Other Services
                    Investment Advisory Agreement                                            8
                    Fund Managers
                    Distributor's Agreements and Plans of Distribution                      10
                    Miscellaneous                                                           10
                    (See Prospectus - Management of the Fund)

           Purchase, Redemption and Pricing of Securities Being Offered                     10
                    Services for Investors
                    (See Prospectus - How to Purchase Fund Shares;
                       How to Redeem Fund Shares)
                    Redemptions in Kind                                                     12
                    Determination of Net Asset Value                                        12

           Fund Transactions and Brokerage                                                  13

           Performance Comparisons                                                          13

           Custodian                                                                        14

           Independent Accountants                                                          14

           Taxes                                                                            14

           Financial Statements                                                             15

           Appendix                                                                         16

                        GENERAL INFORMATION AND HISTORY

         The Enterprise Group of Funds, Inc. (the "Fund") was incorporated January 2, 1968, as Alpha Fund, Inc. Its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and at that same time: (i) the Fund's Board of Directors was authorized to establish any number of series of common stock of the Fund, each of which series would represent stock in a separate Fund; (ii) each outstanding share of the common stock of Alpha Fund, Inc. became one share of the newly established Growth Fund; and (iii) the Fund was reincorporated as a Maryland corporation with the shares of the Common Stock of the Fund divided into nine classes consisting of a separate class for each Fund. On May 31, 1989, the Fund's GNMA and Corporate Funds were combined with the Government Securities Fund reducing the number of Fund Funds to eight. Effective May 1, 1990, the Fund added its Money Market Fund. Effective April 21, 1993, the Fund liquidated the Precious Metals Fund. Effective October 1, 1993, the Fund added its Small Company Value Fund and effective October 3, 1994, the Fund added its Managed Fund. Effective May 1, 1995, the Fund added Class B and Class Y shares. Effective May 1, 1997, the Fund added Class C Shares and the Equity, Growth and Income and Small Company Growth Funds. Effective October 1, 1998, the Fund added its Global Financial Services Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

         INTERNATIONAL GROWTH FUND - Capital appreciation, primarily through a diversified Fund of non-U.S. equity securities.

         The International Growth Fund Manager believes that, over the long term, investing across international equity markets based upon discrepancies between market prices and fundamental values may achieve a positive enhancement for the Fund's investment performance relative to the returns from the Benchmark.

         Fundamental value is considered to be the current value of long-term, sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Fund Manager examines the relative price to value of the investment opportunity based upon the prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. Investment decisions are based on comparisons of current market prices to fundamental values.

         Although it may invest anywhere in the world, it is expected that the Fund will primarily invest in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index which currently are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the Index may change over time, according to criteria established by Morgan Stanley.

         The "Asset Allocation Mix," set forth below, represents the asset allocation mix based on the Benchmark as of December 31, 1997, and may shift over time as the Benchmark index weights change.

Asset Class                             Asset Allocation Mix             Asset Class Strategy Ranges
-----------                             --------------------             ---------------------------
Non-U.S. Equities                                100%                              80-100%
Cash and Cash                                      0%                                0-20%
                                                 ---
  Equivalents                                    100%

         The "asset class strategy ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. Under all but unusual market conditions, the Fund expects to adhere to the strategy ranges set forth above. However, the Fund's strategy ranges may be exceeded by the Fund under unusual market conditions.

         The investment policies of the Funds along with a description of the securities in which the Funds invest, certain risks connected with investments in the Funds, and a description of investment techniques used by the Funds are set forth in the Prospectus.

         GLOBAL FINANCIAL SERVICES FUND - Sanford C. Bernstein & Co., Inc. (the "Fund Manager") systematically applies a marriage of fundamental and quantitative research to identify securities that are attractively priced relative to their expected returns and to develop a portfolio that trades off risk and reward over full market cycles.

The Global Financial Services Fund employs research-driven, value-based investment philosophy that the Fund Manager utilized for more than two decades. The Fund Manager approach rests on the premise that the capital markets are inefficient: Value distortions are common in all markets, with their dimensions ranging from minor to extreme.

In addition to targeting high return potential, process is also geared to control volatility. To evaluate the potential risk/reward tradeoff The Fund Manager incorporates the use of a number of proprietary models including an optimization model, a multi-factor risk model, a country valuation model, a currency valuation model, an earnings revision model, and a relative return trends model. The actual construction of the portfolio considers not only this fundamental risk/reward profile of stocks, but also the appropriate timing for the transactions.

The Global Financial Services Fund invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. In general the Fund will be invested 70% in the US and 30% in foreign financial stocks and currency exposures will be actively managed. Countries eligible for inclusion into this service will be limited to the developed market as represented by the Morgan Stanley EAFE index with Canada. The Fund Manager will not make investments in emerging markets. The Fund is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio;

The Fund Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Group's decisions, deviating only to conform to Fund objectives.

Sanford Bernstein employs 129 analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, Sanford Bernstein analysts are centrally located so that the senior professionals can control the quality of their findings.

                            INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which cannot be changed as to any individual Fund without approval by the holders of a majority of the outstanding shares of the relevant Fund. (As used - in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or (ii) more than 50% of the outstanding shares of the relevant Fund.) Except as otherwise set forth, none of the Funds may:

         1. As to 75% of the assets of any Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer.

         2. Purchase securities of any company with a record of less than three years, continuous operation (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets. (The Global Financial Services High-Yield Bond and Tax-Exempt Income Funds are not subject to this restriction.)

         3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts as permitted by its investment program.

         4. Make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Fund as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short portion as to them. In no event will a Fund make short sales of securities in such a manner that the value of its net assets used to cover such sales would exceed 15% of the value of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Fund when management believes that they will protect profits or limit losses in investments.

         5. Borrow money, except that a Fund may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 5% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Fund will not purchase securities while borrowings are outstanding. A Fund will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 15% of the value of its total assets taken at cost.

         6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or of its investment advisor holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (The Global Financial Services Fund is not subject to this restriction).

         7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization.

         8. Invest in real estate; this restriction does not prohibit the Fund from investing in the securities of real estate investment trusts.

         9. Invest for the purpose of exercising control of management of any company.

         10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify any Fund or the Fund as an underwriter as that term is defined under the Securities Act of 1933, as amended,

         11. Except for the Money Market Fund and the Global Financial Services Fund, make any investment which would cause more than 25% of the total assets of the Portfolio to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Fund may invest more than 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the Money Market Fund may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Fund. The Global Financial Services Fund will invest 25% or more of its total assets in companies in the financial services industry.

         12. Participate with others in any trading account. This restriction does not prohibit the Fund or any Fund from combining portfolio orders with those of other Funds or other clients of the investment adviser or Fund Managers when to do so would permit the Fund and one or more Portfolios to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (See "Fund Transactions and Brokerage" below.) (The Global Financial Service Fund is not subject to this restriction).

         13. Invest more than 10% of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable. (The Global Financial Services Fund is not subject to this restriction.)

         14. Issue senior securities, except as permitted by the Investment Company Act of 1940 and rules thereunder.

         15. Invest in commodities or commodities contracts, except the Funds may purchase and sell options, futures contracts and options on futures contracts in accordance with their investment policies as set forth in this registration statement.

         16. Make loans, except by purchasing debt securities or entering into repurchase agreements, in each case in accordance with its investment policies as set forth in this registration statement.

         In addition, management of the Fund has adopted the following restrictions which apply to all of the Fund and may be changed only by the Board of Directors of the Fund. No Fund will: (i) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors, (ii) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the

New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (iii) invest in oil, gas, or other mineral leases or engage in arbitrage transactions, or (iv) invest more than 15% of its total assets in the securities of real estate investment trusts ("REITs").

                               PORTFOLIO TURNOVER

         Portfolio turnover for the Enterprise High-Yield Bond Fund in 1996 and 1997 was attributable to several factors, including a declining level of interest rates, a reduction in risk premiums, and healthy stock and bank loan markets. As a result of these conditions, the Fund experienced an abnormally high amount of redemptions and tenders for existing positions. The Fund Manager has taken measures to potentially improve the overall call protection of the Fund in order to capture the total return potentially made available by declining medium and long-term interest rates.

         During 1996, the portfolio turnover rate for the Small Company Value Fund exceeded 100% due to a change in management style which resulted with the appointment of a new Fund Manager.

                             MANAGEMENT OF THE FUND

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326.

                                                 PRINCIPAL OCCUPATION
    NAME, AGE AND POSITION WITH THE FUND         PAST FIVE YEARS
    ------------------------------------         ---------------
    Arthur T. Dietz (74)                         President, ATD Advisory Corp. since 1996; President and Chief Executive Officer,
    Director                                     Strategic Fund Management, Inc., 1987-1995; Mills B. Lane Professor of Finance and
    Member of the Audit Committee                Banking, Emory University, 1954-1988; Trustee, Enterprise Accumulation Trust.

    *Samuel J. Foti (46)                         President and Chief Operating Officer, MONY since 1994; Executive Vice President,
    Director                                     MONY (1991-1994); Trustee, MONY since 1993; Senior Vice President, MONY (1989 -
                                                 1991); Director, MONY Life Insurance Co. of America since 1989; Director, MONY
                                                 Brokerage, Inc. since 1990; Director, MONY International Holdings, Inc. since
                                                 1994; Director, MONY Life Insurance Company of the Americas, Ltd. since 1994, MONY
                                                 Bank & Trust Co. of the Americas, Ltd. since 1994; Director, Life Insurance
                                                 Marketing and Research Associates; Chairman, Life Insurance Marketing and Research
                                                 Associates 1996 - 1997; Trustee, Enterprise Accumulation Trust.

    Arthur Howell (79)                           Of Counsel, law firm of Alston & Bird, Atlanta, Georgia; President, Summit
    Director                                     Director Industries, Inc.; Chair Crescent Banking Co., Inc.; President,
    Chairman of Audit Committee                  Jonesheirs, Trustee, Enterprise Accumulation Trust.

    William A. Mitchell, Jr.(58)                 President/CEO, Carter & Associates (real estate development), Atlanta, Georgia
    Director                                     since 1994; Director, John Wieland Homes since 1992; Trustee, Enterprise
                                                 Accumulation Trust.

    Lonnie H. Pope (64)                          Chief Executive Officer, Longleaf Industries, Inc. (1996-present); formerly
    Director                                     President and Chief Executive Officer of AFF, Inc.; Trustee, Enterprise
    Member of the Audit Committee
                                                 Accumulation Trust

    *Michael I. Roth (52)                        Chairman and Chief Executive Officer, MONY since 1993; President and Chief
    Director                                     Executive Officer, MONY (1991-1993); Director, MONY Life Insurance Company of
                                                 America since 1991; Director, ARES Holdings Inc. since 1995; 1740 Advisers, Inc.
                                                 since 1992; MONY CS, Inc. since 1989; Executive Vice President and Chief Financial
                                                 Officer, MONY (1989-1991); Executive Vice President and Chief Financial Officer,
                                                 Primerica Corporation (1987); Executive Vice President, Primerica Corporation
                                                 (1982-1987); Trustee, Enterprise Accumulation Trust; Director, American Council of
                                                 Life Insurance (ACLI); Director, the Life Insurance Counsel of New York; Director,
                                                 Pitney Bowes, Inc.; Director, Promus Hotel Corporation.

    *Victor Ugolyn (50)                          Chairman, President and Chief Executive Officer, The Enterprise Group of Funds,
    Director                                     Inc. since 1991; Chairman, President and Chief Executive Officer, Enterprise
                                                 Capital and Enterprise Fund Distribu

                                                 Inc. since 1991; Chairman, President and Chief Executive Officer, Enterprise
                                                 Accumulation Trust; Vice Chairman and Chief Marketing Officer, Value Line
                                                 Securities, Inc. (1986-1991).

    Catherine R. McClellan (42)                  Secretary, Enterprise Accumulation Trust; Senior Vice President, Secretary and
    Secretary                                    Chief Counsel, Enterprise Capital Management, Inc.; Senior Vice President,
                                                 Secretary and Chief Counsel, Enterprise Fund Distributors, Inc.

    Herbert M. Williamson (47)                   Assistant Secretary and Treasurer, Enterprise Accumulation Trust, Enterprise
    Treasurer                                    Capital Management, Inc. and Enterprise Fund Distributors, Inc.

    Phillip G. Goff (34)                         Vice President and Chief Financial Officer, Enterprise Accumulation Trust,
    Vice President                               Enterprise Capital Management, Inc. and Enterprise Fund Distributors, Inc. 1995 -
                                                 present; Audit Manager, Coopers & Lybrand LLP, 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Fund, of Enterprise Capital Management, Inc. (the "Adviser"), and of Enterprise Fund Distributors, Inc. (the distributor the Fund's Shares), as that term is defined in the Investment Act of 1940.

At December 31, 1997, the officers and directors of the Fund as a group owned less than one percent of the shares of each Fund.

The Fund pays fees to those directors who are not "interested persons" of the Fund at the rate of $10,000 per director per year plus $1,000 for each special or committee meeting attended. The Fund pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Adviser. No fees were paid to the "interested" directors of the Fund.

The following sets forth compensation paid to each of the Directors during 1997:

(1)                               (2)                 (3)                 (4)(5)
NAME                              AGGREGATE           PENSION OR          ESTIMATED         TOTAL
                                  COMPENSA-           RETIREMENT          ANNUAL            COMPENSATION
                                  TION FROM           BENEFITS            BENEFITS          FROM REGISTRANT
                                  REGISTRANT          ACCRUED AS          UPON              AND FUND COMPLEX
                                                      PART OF             RETIREMENT        PAID TO
                                                      FUND                                  DIRECTORS*
                                                      Expenses
Arthur T. Dietz                       $13,500         None                None                  $27,000
Arthur Howell                         $13,000         None                None                  $26,000
William A. Mitchell, Jr.              $12,500         None                None                  $25,000
Lonnie H. Pope                        $13,500         None                None                  $27,000


* Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an Investment Advisory Agreement (the "Adviser's Agreement") with Enterprise Capital Management, Inc. (the "Adviser") which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers as discussed in the Prospectus. The Adviser functions as the adviser to the Money Market Fund. The Adviser is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital was incorporated in 1986. The Adviser's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of the Adviser.

         The Adviser's Agreement obligates the Adviser to provide investment advisory services to the Funds of the Fund, to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. The Funds' Board of Directors annually reviews allocation of expenses among the Portfolios.

         The Adviser's Agreement authorizes the Adviser to enter into subadvisory agreements with various investment advisers as Fund Managers for the Funds of the Fund. The Fund Manager's Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Fund to the Adviser and which the Adviser pays to the Fund Managers.

         The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager Agreements that occur under these arrangements.

         The Adviser is the Fund Manager of the Money Market Fund. It utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Fund. These services include but are not limited to the initial credit review of approved issuers and trading. All such services are provided on a cost reimbursement basis.

         Expenses that are borne directly by the Funds incurring such costs include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Expenses which are generally allocated either on the basis of size or equally among the respective Funds include director fees, legal expenses, state franchise taxes, costs of printing of proxies, prospectuses, registration statements and shareholder reports, printing and issuance of stock certificates and other expenses properly payable by the Fund that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

         The Advisor has advised the Fund that it will reimburse such portion of the fees due to it under the Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998, and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed those which appear as part of the Expense table, page 2, to the Prospectus. This commitment was also in effect from January 1, 1989, through December 31, 1997.

         The tables below sets forth the 1997, 1996 and 1995 breakdown by Fund of (1) the investment advisory fee paid to the Adviser, (2) the percentage of the Management Fee to be paid by the Adviser to the Fund Manager, (3) the fund management fee paid by the Adviser to the Fund Manager, (4) the net advisory fee left to the Adviser after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by the Adviser to the Fund to assure that expenses incurred by the Fund did not exceed 2.0% of average annual net assets for the Equity Fund and 1.3% of average annual net assets for the Income Funds. To the extent that the Management Fee equals or exceeds .75% of the average daily net asset values of a Fund, such fee is higher than the fee charged to most investment companies. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed by the Funds.

                                                      1997

FUND                                      (1)          (2)        (3)            (4)          (5)
----
Growth                                $3,331,589         31%   1,038,424     2,293,165           --
Equity                                    15,970         53%       8,516         7,453       99,274
Growth and Income                         63,099         40%      25,240        37,859      102,630
Equity Income                            739,501         40%     293,217       446,285      115,504
Capital Appreciation                     903,281         66%     591,969       311,312           --
Small Company Growth                      84,918         65%      55,197        29,721      104,369
Small Company Value                      275,321         53%     146,838       128,483       69,743
International Growth                     478,833         53%     253,500       225,333       62,527
Government Securities                    483,366         47%     226,402       256,963      130,007
High-Yield Bond                          436,989         50%     218,495       218,494      123,123
Tax-Exempt Income                        141,160         50%      70,580        70,580      108,255
Managed                                2,180,923         45%     972,369     1,208,554           --
Money Market                             231,118         --           --       231,118      158,757


                                                      1996

FUND
----
Growth                                $1,282,393        37%     474,978        807,415           --
Equity Income                            523,261        40%     209,391        313,870      126,447
Capital Appreciation                     935,780        65%     611,348        324,432           --
Small Company Value                      153,784        47%      72,105         81,679      128,396
International Growth                     353,427        53%     187,181        166,246       80,932
Government Securities                    490,882        47%     229,645        261,237       94,868
High-Yield Bond                          339,960        50%     170,056        169,904      114,041
Tax-Exempt Income                        162,828        50%      81,452         81,376       51,959
Managed                                1,164,633        49%     568,181        596,452           --
Money Market                             160,844         --          --        160,844       82,594


                                                         1995
FUND
----
Growth                                  $797,410        38%     305,619        491,791        4,398
Equity Income                            418,724        40%     167,490        251,234      150,764
Capital Appreciation                     876,619        66%     562,933        313,686           --
Small Company Value                      176,021        40%      72,927        103,094      108,702

International Growth                     241,255        63%     120,627        120,628      109,484
Government Securities                    516,491        50%     258,246        258,245      117,348
High-Yield Bond                          304,716        50%     152,368        152,368      113,327
Tax-Exempt Income                        172,474        50%      86,237         86,237       59,601
Managed                                  311,097        53%     164,881        146,216       58,261
Money Market                             122,090        --           --        122,090      121,372


DISTRIBUTOR'S AGREEMENTS AND PLANS OF DISTRIBUTION

         The Distributor's Agreements and Plans of Distribution (the "12b-1 Plans") between the Fund and Enterprise Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor serves as principal underwriter of the Fund's shares, is described in the Prospectus. The 12b-1 Plans provide for the payment by the Fund to the Distributor of a daily distribution fee.

                       DISTRIBUTION FEES AND COMMISSIONS
                 FOR ENTERPRISE FUND DISTRIBUTORS, INC. ("EFD")

                  DISTRIBUTION     COMMISSION &      CDSC              COMMISSIONS       MARKETING &       TRAVEL,
                  FEES PAID TO     SALES FEES        COLLECTED &       AND FEES PAID     ADVERTISING       TELEPHONE &
                  EFD              PAID TO EFD       PAID TO EFD       TO DEALERS        FEES PAID         OTHER
                                                                                                           AUTHORIZED
                                                                                                           FEES PAID
 1997             $6,667,912       $1,244,343        $   13,318        $   4,320,682     $2,143,274        $  3,103,754
 1996             $3,696,663       $  692,305        $  131,372        $   2,043,128     $1,108,160        $  1,512,246
 1995             $2,487,595       $  505,970        $    3,074        $   1,255,109     $  543,135        $  1,192,256

MISCELLANEOUS

         The terms of each of the Investment Adviser's Agreement, the Distributor's Agreements and 12b-1 Plans, the Transfer Agent Agreement, the Accounting Agreement and the Fund Manager's Agreements (collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the Investment Company Act of 1940 (the "1940 Act"); (ii) must be approved annually by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the directors of the Fund who are not parties to such contract or "interested persons" (as such term is defined in the 1940 Act) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party. The Fund's Board of Directors most recently approved continuance of the Investment Adviser's Agreement, the Fund Manager's Agreements and the Distributor's Agreements and 12b-1 Plans on February 19, 1998.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Fund's Funds, as well as information concerning computation of net asset value per share is set forth in the Fund's Prospectus.

SERVICES FOR INVESTORS

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Fund.

AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Fund at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $25 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $100. Forms authorizing this service are available from the Fund.

AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of shares of the Fund of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Fund Shares" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, or participant in, pooled and similar accounts, will be aggregated.

CHECKWRITING. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Adviser. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

SYSTEMATIC WITHDRAWAL PLAN. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

RETIREMENT PLANS. The Fund offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from Enterprise Distributors. After reading the plan, you may wish to consult a competent financial or tax adviser if you are uncertain that the plan is appropriate for your needs.

REDEMPTIONS IN KIND

         The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future. In order to meet the requirements of certain state laws, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed through a distribution of Fund securities, the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

         The net asset value of each Fund's shares is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net asset of the Fund by the total number of shares outstanding.

MONEY MARKET FUND

         The net asset value of the Money Market Fund is computed by dividing the total value of the Fund's assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the Fund securities at amortized cost, pursuant to Rule 2a-7. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its Fund securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Fund holding higher yielding securities can be expected to increase; when yields increase, the market value of a Fund invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may be forced to sell Fund securities prior to maturity at a price below the Fund's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Fund were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER FUNDS

         The net asset value of Funds other than the Money Market Fund is computed by dividing the total value of the series' securities and other assets, less liabilities, by the number of series shares then outstanding. Securities other than money market instruments maturing in 60 days or less which are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities other than money market instruments maturing in 60 days or less traded in the over-the-counter market are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Directors. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.

                        FUND TRANSACTIONS AND BROKERAGE

         The portfolio transactions and brokerage policies of the Fund are set forth in the Prospectus. In the last three fiscal years ended December 31, the Fund has paid the following aggregate amounts for brokerage commissions on transactions in Fund securities: 1997 - $1,124,684; 1996 - $762,622; 1995 -
$489,729.

                            PERFORMANCE COMPARISONS

         From time to time the Fund may advertise a Fund's average annual total return, other total return data, or yield. Total return figures are based on a Portfolio's historical performance and are not intended to indicate future performance.

         Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

         Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data may be quoted. Actual annual or annualized total return data generally will be lower than average total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

         Yield quotations for each Fund, other than Money Market Fund will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b), the average number of shares outstanding during the period that were entitled to receive dividends, multiplied by the maximum offering price per share on the last day of the period.

         Yield quotations for the Money Market Fund will be computed based on a seven day period by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

         From time to time, a Fund's performance and performance of comparable investments may be compared to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Low Grade Index, the Lehman Brothers Government Bond Index, Lehman Brothers Mortgage Backed Index, Lehman Brothers Municipal Bond Index, Morgan Stanley Goldmine Index, the Salomon Brothers Analytical Record of Yield and Yield Spreads, and the Salomon Brothers World Money Market Index; and it may also be compared to the performance of other appropriate fixed income or equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Also, a Fund's performance may be compared to the historical returns of various investments, performances indexes of those investments or economic indicators, included but not limited to stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and US Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Betas utilized will be calculated by CDA Investment Technologies, Inc.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.

         The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks. The Fund differs from bank investments in that bank products offer fixed or variable rates; principal is fixed and may be insured. Money markets seek to maintain a stable net asset value and yield fluctuates. Further, the Fund may offer greater liquidity or higher potential returns than CDs.

         The Fund may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. Dollar cost averaging programs provide an opportunity to invest a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when the price is high and more shares when the price is low. While such a strategy does not assure a profit guard against loss in a declining market, the investor's cost per share can be lower if fixed numbers of shares had been purchased at periodic intervals. In evaluating such a plan, consideration should be given to the shareholder's ability to continue purchasing shares through periods of low price levels.

                                   CUSTODIAN

         State Street Bank and Trust Company whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Fund.

                            INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is 1100 Campanile Building, Atlanta, Georgia, 30309, has been retained to serve as the Fund's independent accountants.

                                     TAXES

See the Prospectus for information concerning taxes.

                              FINANCIAL STATEMENTS


                                                                                                          Annual

                                                                                                          Report

                                                                                                          Page

                                                                                                          Number
                                                                                                          ------
    Financial Statements

    Portfolios of Investment Securities,
                      December 31, 1997...............................................................         6
    Statement of Assets and Liabilities,
                      December 31, 1997...............................................................        78
    Statements of Operations for the
                      Year Ended December 31, 1997....................................................        80
    Statements of Changes in Net Assets
                      for Each of the Two Years Ended
                      December 31, 1996 and 1997......................................................        82

    Financial Highlights..............................................................................        86

    Notes to Financial Statements.....................................................................       112

    Report of Independent Accountants.................................................................       125

                                    APPENDIX

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC.(1)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
 (1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION(2)

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB,B,CCC,CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.







----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           PART C. OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements:

         The audited financial statements as to the Fund are in the 1997 Annual Report to Shareholders, a copy of which is filed herewith.

         Portfolio of Assets and Liabilities, December 31, 1997

         Statement of Assets and Liabilities, December 31, 1997

         Statement of Operations for the Year Ended December 31, 1997

         Statement of Changes in Net Assets for each of the Two Years Ended December 31, 1996 and 1997

    (b)  Exhibits:

         (1) Registrant's charter: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith; Amendment to Charter dated April 26, 1995 filed with Amendment No. 43 dated April 26, 1995, and incorporated herewith.

         (2) By-Laws: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith; Amendment to By-Laws, dated November 17, 1994 filed with Amendment No. 43 dated April 26, 1995, and incorporated herewith.

        (3)       Not applicable.

        (4) Specimen share certificate: Filed with Amendment No. 29, dated November 27, 1987 and incorporated herewith.

        (5) Investment Advisory Agreement: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith.

        (6)       (i)      Distributor's Agreements: Filed with Amendment No.
                           48, dated March 3, 1998, and incorporated herewith.

                  (ii) Prototype Soliciting Broker/Dealer Agreement: Filed with Amendment No. 48, dated March 3, 1998 and incorporated herewith.

        (7)       Not applicable.

        (8) Form of Custodian Contract: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith.

        (9)       Not applicable.

        (10)      Not applicable.

        (11)      Consent of PricewaterhouseCoopers LLP: Filed herewith as
                  Exhibit 11.

        (12) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders a copy of which is filed herewith.

        (13)      Not applicable.

        (14)      Not applicable.

        (15) Distribution Agreements: Filed with Amendment No. 48, dated March 3, 1998, and incorporated herewith.

         (16) Computation of performance: Included in Part A herein and incorporated by reference.

         (17) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which is be filed herewith.

         (18) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which is filed herewith.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  None.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES


                                                                               Number of Record
                                                                               Holders
                                                                               as of the date of this
                          Title of Class                                       Registration Statement
                    -----------------------------                              ----------------------
                    Shares of Beneficial Interest                                     162,394

ITEM 27.          INDEMNIFICATION

                  Reference is made to the provisions of Article Sixth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) to this Registration Statement.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28.          (a)      Business and Other Connections of Investment Adviser.

                           See "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Adviser.

                  (b) Business and Other Connections of Officers and Directors of Investment Adviser

                           For information as the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of this Registration Statement and to the registration of Form ADV of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

ITEM 29.          PRINCIPAL UNDERWRITERS

                  (a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Fund's shares.

                  (b) The information contained in the registration on Form BD of Enterprise Fund Distributors, Inc., filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

                  (c)      Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

       Entity                      Function                     Address
--------------------              ----------       ------------------------------------
The Enterprise Group              Registrant       Atlanta Financial Center
of Funds, Inc.                                     3343 Peachtree Road, N.E., Suite 450
                                                   Atlanta, GA   30326-1022

Enterprise Capital                Investment       Same as above.
Management, Inc.                  Adviser

Enterprise Fund                   Distributor      Same as above.
Distributors, Inc.

THE RECORDS OF THE PORTFOLIO MANAGERS ARE KEPT AT THE FOLLOWING LOCATIONS:

Growth Fund                             Montag & Caldwell, Inc.
                                        Atlanta Financial Center
                                        3343 Peachtree Road, N.E.
                                        Atlanta, GA   30326-1450

Growth & Income                         Retirement Systems Investors, Inc.
Fund                                    317 Madison
                                        New York, NY 10122

Equity Fund                             OpCap Advisors
                                        One World Financial Center
                                        New York, NY 10281

Equity Income                           1740 Advisers, Inc.
Fund                                    1740 Broadway
                                        New York, NY   10019

Capital Appreciation                    Provident Investment Counsel
 Fund                                   300 North Lake Avenue
                                        Pasadena, CA   91101

Small Company Growth                    Pilgrim Baxter Associates, Ltd.
Fund                                    825 Duportail Road
                                        Wayne, PA 19087

Small Company Value                     Gabelli Asset Management Company
Fund                                    One Corporate Center
                                        Rye, New York  10580

International Growth                    Brinson Partners, Inc.
Fund                                    209 South LaSalle Street
                                        Chicago, IL   609604

Global Financial Services               Sanford C. Bernstein & Co., Inc.
Fund                                    767 Fifth Avenue
                                        New York, NY  10153-0185

Government Securities                   TCW Funds Management, Inc.
Fund                                    865 South Figueroa Street, Suite 1800
                                        Los Angeles, CA   90017

High-Yield Bond                         Caywood-Scholl Capital Management
Fund                                    4350 Executive Drive, Suite 125
                                        San Diego, CA   92121

Tax-Exempt Income Fund                  MBIA Capital Management Corp.
                                        113 King Street
                                        Armonk, NY   10504

Managed Fund                            OpCap Advisors
                                        One World Financial Center
                                        New York, New York   10281

Money Market Fund                       Enterprise Capital Management, Inc.
                                        Atlanta Financial Center
                                        3343 Peachtree Road, N.E., Suite 450
                                        Atlanta, GA   30326

ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

           (a)       not applicable

           (b)       not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 13th day of July, 1998.

            THE ENTERPRISE GROUP OF FUNDS, INC.

            By:/s/ Victor Ugolyn
               ---------------------------------------------------------------
               Victor Ugolyn, Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Capacity                           Date
---------                           --------                           ----

/s/ Victor Ugolyn                   Chairman, President and            July 13, 1998
------------------------------      Chief Executive Officer
Victor Ugolyn

/s/ Phillip G. Goff                 Principal Financial and            July 13, 1998
------------------------------      Accounting Officer
Phillip G. Goff


/s/ Arthur T. Dietz                 Director                           July 13, 1998
------------------------------
Arthur T. Dietz


/s/ Samuel J. Foti                  Director                           July 13, 1998
------------------------------
Samuel J. Foti


/s/ Arthur Howell                   Director                           July 13, 1998
------------------------------
Arthur Howell


/s/ Lonnie H. Pope                  Director                           July 13, 1998
------------------------------
Lonnie H. Pope


/s/ William A. Mitchell, Jr.        Director                           July 13, 1998
------------------------------
William A. Mitchell, Jr.


/s/ Michael I. Roth                 Director                           July 13, 1998
------------------------------
Michael I. Roth